UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 18, 2024

FUSION PHARMACEUTICALS INC.

(Exact name of registrant as specified in its charter)

Canada	001-39344	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

270 Longwood Road South

Hamilton, Ontario, Canada, L8P 0A6

(Address of principal executive offices, including zip code)

(289) 799-0891

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares, no par value per share	FUSN	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Arrangement Agreement

On March 18, 2024, Fusion Pharmaceuticals Inc., a corporation formed under the Canada Business Corporations Act (the “CBCA”) (“Fusion”), AstraZeneca AB, a public company with limited liability (Aktiebolag) incorporated under the laws of Sweden (“Parent”) and 15863210 Canada Inc., a corporation formed under the CBCA (“Purchaser”), entered into a definitive arrangement agreement (the “Arrangement Agreement”), under which Purchaser will acquire all of the issued and outstanding common shares (collectively, the “Shares”) of Fusion on the terms and subject to the conditions set forth therein. The acquisition of the Shares will be completed by way of a statutory plan of arrangement under the CBCA (the “Arrangement”).

Following the effective time of the Arrangement (the “Effective Time”) and the completion of the steps noted below, each Share outstanding immediately prior to the Effective Time (other than Shares held by a registered holder of Shares who has validly exercised such holder’s dissent rights) will be deemed to be assigned and transferred by the holder thereof to Purchaser in exchange for (i) US$21.00 in cash (the “Cash Consideration”) plus (ii) one contingent value right (each, a “CVR”) representing the contingent right to receive a cash payment equal to US$3.00 (the “Milestone Payment”) pursuant and subject to the Arrangement Agreement and the Contingent Value Rights Agreement (the “CVR Agreement”) to be entered into at or prior to the Effective Time by and among Parent, Purchaser and Rights Agent (as defined therein) ((i) and (ii) collectively, the “Consideration”).

Immediately following the Effective Time, a number of steps of the Arrangement will occur, including the following:

•

(i) each warrant to purchase or acquire Shares issued by Fusion (a “Warrant”) outstanding immediately prior to the Effective Time, will be assigned and transferred by the holder thereof to Fusion and thereafter cancelled in consideration for (A) a cash payment by or on behalf of Fusion equal to the number of Shares into which such Warrant is then exercisable multiplied by the amount, if any, by which the Cash Consideration exceeds the exercise price per Share of such Warrant, and (B) one CVR with respect to each Share into which such Warrant is then exercisable, in each case subject to applicable tax withholdings and other source deductions;

•

(ii) each option to purchase Shares (an “Option”) with an exercise price per Share that is less than the Cash Consideration and outstanding immediately prior to the Effective Time, whether vested or unvested, will be assigned, transferred and surrendered by the holder thereof to Fusion and thereafter cancelled in consideration for (A) a cash payment by or on behalf of Fusion equal to the number of Shares into which such Option is then exercisable multiplied by the amount, if any, by which the Cash Consideration exceeds the exercise price per Share of such Option and (B) one CVR with respect to each Share into which such Option is then exercisable, in each case subject to applicable tax withholdings and other source deductions;

•

(iii) each Option with an exercise price per Share that is greater than or equal to the Cash Consideration and less than the Cash Consideration plus the Milestone Payment (an “Underwater Option”) outstanding immediately prior to the Effective Time, whether vested or unvested, will be surrendered by the holder thereof to Fusion and thereafter cancelled in consideration for one CVR with respect to each Share then subject to such Underwater Option, in each case subject to applicable tax withholdings and other source deductions; provided that, each CVR issued to a holder in respect of an Underwater Option shall only entitle such holder to an amount in cash equal to the amount by which the Cash Consideration plus the Milestone Payment exceeds the exercise price per Share of such Underwater Option, if payable and as otherwise determined in accordance with the CVR Agreement;

•

(iv) each Option with an exercise price per Share that is greater than or equal to the Cash Consideration plus the Milestone Payment shall be cancelled at the Effective Time without any consideration payable therefor;

•

(v) each restricted stock unit issued by Fusion (a “Restricted Stock Unit”) held by a Canadian Incentive Holder (as defined in the plan of arrangement relating to the Arrangement ) and outstanding immediately prior to the Effective Time, whether vested or unvested, will be assigned, transferred and surrendered by the holder thereof to Fusion and thereafter cancelled in consideration for one Share for each Share underlying such Restricted Stock Unit, subject to applicable tax withholdings and other source deductions ,and each such Share shall be subject to the same treatment as other Shares outstanding immediately prior to the Effective Time as described above; and

•

(vi) each Restricted Stock Unit held by a Non-Canadian Incentive Holder (as defined in the plan of arrangement relating to the Arrangement) and outstanding immediately prior to the Effective Time, whether vested or unvested, will be surrendered by the holder thereof to Fusion and thereafter cancelled in consideration for (x) a cash payment by or on behalf of Fusion equal to the number of Shares underlying such Restricted Stock Unit multiplied by the Cash Consideration and (y) one CVR in respect of each Share underlying such Restricted Stock Unit, in each case subject to applicable tax withholdings and other source deductions.

Conditions to the Arrangement

Completion of the Arrangement is subject to a number of conditions, including: (i) the approval of 66 2⁄3% of the votes cast by Fusion’s shareholders (the “Shareholders”) and a simple majority of the votes cast by Shareholders (excluding certain Shareholders required to be excluded in accordance with Multi-lateral Instrument 61-101 of the Canadian Securities Administrators) (the “Required Shareholder Approval”), at a special meeting of Shareholders (the “Meeting”) (ii) approval of the Ontario Superior Court of Justice (Commercial List); (iii) the accuracy of the representations and warranties contained in the Arrangement Agreement, subject to specified thresholds and exceptions; (iv) compliance in all material respects with the covenants contained in the Arrangement Agreement; (v) the absence of a Material Adverse Effect (as defined in the Arrangement Agreement) with respect to Fusion; and (vi) satisfaction of regulatory conditions, including receipt of approval or expiration of the applicable waiting period, under the U.S. Hart-Scott-Rodino Antitrust Improvements Act of 1976 and the Competition Act (Canada), each as amended.

Certain Other Terms of the Arrangement Agreement

The Arrangement Agreement includes customary representations, warranties and covenants of Fusion, Parent and Purchaser, including, among others, covenants relating to the conduct of the business of Fusion during the interim period between execution of the Arrangement Agreement and the Effective Time.

The Arrangement Agreement also provides customary restrictions on Fusion’s ability to solicit alternative acquisition proposals from third parties and engage in discussions or negotiations with third parties regarding such proposals. Notwithstanding these restrictions, Fusion may under certain circumstances provide information to and participate in discussions or negotiations with third parties with respect to an unsolicited acquisition proposal that constitutes or would reasonably be expected to constitute or lead to a Superior Proposal (as defined in the Arrangement Agreement).

The parties may terminate the Arrangement Agreement in certain circumstances, including: (i) by mutual written agreement; (ii) by either Fusion or Parent if the Required Shareholder Approval is not obtained; (iii) by either Fusion or the Parent if any law is enacted, enforced or amended or any injunction or order is issued that makes the consummation of the Arrangement illegal or otherwise permanently prohibits or enjoins Fusion, Parent or Purchaser from consummating the Arrangement and such law, injunction or order has become final and non-appealable; (iv) by either Fusion or Parent if the Effective Time does not occur on or prior to September 18, 2024 (which date will be automatically extended up to two times for three months each in the event certain conditions are not satisfied), and as may be otherwise amended pursuant to the Arrangement Agreement) (the “Outside Date”); (v) by the non-breaching party if either Fusion, Parent or Purchaser breaches its respective representations, warranties or covenants in the Arrangement Agreement and such breach is not cured withing 20 business days or cannot be cured; (vi) by Fusion, prior to obtaining the Required Shareholder Approval, if the Board of Directors of Fusion (the “Board”) authorizes Fusion to enter into a definitive written agreement with respect to a Superior Proposal, subject to compliance with specified process and notice requirements; (vii) by Fusion if the closing conditions have been satisfied and Parent fails to comply with its obligations to fund the payment of the aggregate Consideration payable to Shareholders; (viii) by Parent if, prior to obtaining the Required Shareholder Approval, the Board has changed its recommendation in favor of the Arrangement or fails to reconfirm its recommendation under certain circumstances; or (ix) by Parent if a Material Adverse Effect with respect to Fusion has occurred and is continuing and is incapable of being cured on or prior to the Outside Date. The Arrangement Agreement provides for the payment by Fusion to Parent of a termination fee of $71,680,000 if the Arrangement Agreement is terminated in certain circumstances, including termination by

Fusion to accept and enter into a definitive agreement with respect to a Superior Proposal. The Arrangement Agreement also provides for the payment by Parent to Fusion of a termination fee of $102,400,000 if the Arrangement Agreement is terminated by either party if the Effective Time does not occur on or prior to the Outside Date and all closing conditions other than required antitrust approvals are otherwise satisfied (or will be satisfied at the Effective Time) or if there is a legal restraint prohibiting the consummation of the Arrangement relating to the required antitrust approvals (in each case other than the Investment Canada Act).

The foregoing description of the Arrangement Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Arrangement Agreement, which is included as Exhibit 2.1 to this report and which is incorporated herein by reference.

The Arrangement Agreement has been included to provide investors with information regarding its terms and is not intended to provide any other factual information about Fusion, Parent, Purchaser or their respective subsidiaries and affiliates. The representations, warranties and covenants contained in the Arrangement Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk among the parties to such agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Arrangement Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Arrangement Agreement, and unless required by applicable law, Fusion does not undertake any obligation to update such information.

Contingent Value Rights Agreement

At or prior to the Effective Time, Parent, Purchaser and Rights Agent (as defined in the CVR Agreement) will enter into the CVR Agreement governing the terms of the CVRs to be received by Shareholders and holders of certain Options, Restricted Stock Units and Warrants. The CVRs represent the right to receive the Milestone Payment (as defined in the CVR Agreement) upon the acceptance by the U.S. Food and Drug Administration (“FDA”) of Fusion’s first submission by the Selling Entities of a New Drug Application or a Biologics License Application (together, an “NDA”) to the FDA, and confirmation of acceptance by the FDA of such NDA, for any product that contains the product candidate referred to by Fusion as “FPI-2265” (Ac225-PSMA I&T) (the “Product”), which, if approved, would grant the Selling Entities the right to market, distribute and sell the Product for the treatment of metastatic castration resistance prostate cancer in the United States (the “Milestone”) is achieved by August 31, 2029 .“Selling Entities” means Parent, any of its permitted assignees, certain of its or their affiliates or licensees or any transferee, successor or assignee of the rights of any of the foregoing to file an NDA for the Product. The right to the contingent consideration as evidenced by the CVR Agreement is a contractual right only. The CVRs will not be transferable, except in the limited circumstances specified in the CVR Agreement, will not be evidenced by certificate or other instrument and will not be registered or listed for trading. The CVRs will not have any voting or dividend rights and will not represent any equity or ownership interest in Parent, the Purchaser or Fusion.

There can be no assurance whether or when the Milestone will be achieved and that the resulting Milestone Payment will be required of Parent or Purchaser.

The foregoing description of the CVR Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the form of CVR Agreement, which is provided as Exhibit A of the Arrangement Agreement, which is attached to this Current Report on Form 8-K as Exhibit 2.1 and incorporated herein by reference.

Voting and Support Agreements

In connection with the execution of the Arrangement Agreement, certain Shareholders, directors and executive officers of Fusion (collectively, the “Supporting Shareholders”) holding in the aggregate approximately 31% of the outstanding Shares entered into voting and support agreements (the “Voting and Support Agreements”). Pursuant to the Voting and Support Agreements, the Supporting Shareholders have agreed, among other things, to (i) vote in favor of the Arrangement Agreement, the Arrangement, and the other transactions contemplated thereby at the Meeting, (ii) against any alternative acquisition proposal or other action that would delay the completion of the Arrangement and (iii) not to transfer their Shares, subject to certain exceptions. The Voting and Support Agreements will terminate in certain circumstances, including upon the termination of the Arrangement Agreement in accordance with its terms. The foregoing description of the Voting and Support Agreements does not purport to be complete and is subject to and qualified in its entirety by reference to the form of the Voting and Support Agreement, which is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Retention Agreements with Parent

In connection with the execution of the Arrangement Agreement, Parent entered into retention agreements with each of John F. Valliant and Eric Burak, setting forth the terms and conditions of their respective continued employment with Parent from and after, and conditioned upon, the consummation of the Arrangement.

Item 5.02. Compensatory Arrangements of Certain Officers.

On March 18, 2024, Fusion also entered into an amendment (the “Burak Amendment”) to the Employment Agreement with Eric Burak, dated December 18, 2023 (the “Burak Employment Agreement”), in order to correct a scrivener’s error. The Burak Amendment provides that upon a termination by Fusion without Cause during a “Change in Control Period” (each as defined in the Burak Employment Agreement), Mr. Burak would be entitled to receive a full target bonus without proration.

The foregoing description of the Burak Amendment is qualified in its entirety by the full text of the Burak Amendment, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 18, 2024, the Board adopted an amendment (the “Bylaw Amendment”) to Fusion’s bylaws (as may be amended from time to time, the “Bylaws”). The Bylaw Amendment amended and restated Section 10.8 of the Bylaws to specify that, unless Fusion consents in writing to the selection of an alternative forum, (i) the sole and exclusive forum for certain legal actions involving Fusion will be the courts of the Province of Ontario and (ii) the sole and exclusive forum for certain legal actions filed in the United States asserting a cause of action arising under the Securities Act of 1933, as amended will be United States District Court for the District of Delaware.

Pursuant to the Canada Business Corporations Act, the Bylaw Amendment became effective immediately upon the adoption by the Board; provided that the Bylaw Amendment will be submitted to the Shareholders for approval at the next meeting of the Shareholders, and if the Shareholders reject the Bylaw Amendment at such meeting, the Bylaw Amendment shall cease to be effective upon the conclusion of such meeting.

The foregoing description of the Bylaw Amendment is not complete and is qualified in its entirety by reference to the Amendment, a copy of which is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On March 19, 2023, Fusion issued a press release announcing the execution of the Arrangement Agreement. A copy of the press release is furnished with this Current Report on Form 8-K as Exhibit 99.2.

On March 19, 2023, Fusion distributed a letter (the “Employee Letter”) to Fusion employees regarding the Arrangement. A copy of the Employee Letter is furnished with this Current Report on Form 8-K as Exhibit 99.3.

The information contained in this Item 7.01 and in Exhibits 99.2 and 99.3 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description

2.1*	Arrangement Agreement dated as of March 18, 2024, among Fusion Pharmaceuticals Inc., AstraZeneca AB and 15863210 Canada Inc.

3.1	Amendment No. 1 to the General By-laws of Fusion Pharmaceuticals Inc.

10.1	Amendment to the Employment Agreement, by and between Fusion Pharmaceuticals Inc. and Eric Burak, dated as of March 18, 2024

99.1	Form of Voting and Support Agreement by and between AstraZeneca AB and the signatories thereto, each dated as of March 18, 2024

99.2	Press Release dated March 19, 2024

99.3	Letter to Fusion Pharmaceuticals Inc. Employees

104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

*

Schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K and certain portions of this Exhibit have been omitted pursuant to Item 601(a)(6) of Regulation S-K. Fusion hereby undertakes to furnish supplemental copies of any of the omitted schedules upon request by the SEC; provided, however, that Fusion may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934 for any schedules so furnished.

Cautionary Note Regarding Forward-Looking Statements

To the extent any statements made in this report contain information that is not historical, these statements are forward-looking statements within the meaning of Section 27A of the U.S. Securities Act of 1933, as amended, and Section 21E of the U.S. Securities Exchange Act of 1934, as amended, and forward-looking information under Canadian securities law (collectively, “forward-looking statements”). Certain statements in this report may constitute forward-looking statements, which reflect the expectations of Fusion’s management regarding the business prospects and opportunities of Fusion and the Arrangement. The use of words such as “may,” “will,” “could,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “projects,” “seeks,” “endeavor,” “potential,” “continue” or the negative of such words or other similar expressions can be used to identify forward-looking statements. More particularly and without limitation, this report contains forward-looking statements and information regarding whether the Arrangement will be completed, whether the CVR Agreement will be entered into, the anticipated benefits of the Arrangement for Fusion and its Shareholders, whether approval will be received under the U.S. Hart-Scott-Rodino Antitrust Improvements Act of 1976 and the Competition Act (Canada), each as amended, and whether the Milestone under the CVR Agreement will be achieved.

Fusion’s actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors including but not limited to risks related to the satisfaction or waiver of the conditions to closing the proposed transaction (including the failure to obtain necessary regulatory, court and Fusion’s shareholder approvals) in the anticipated timeframe or at all, including the possibility that the Arrangement does not close; the response of business partners and competitors to the announcement of the Arrangement, and/or potential difficulties in employee retention as a result of the announcement and pendency of the Arrangement; significant transaction costs; the failure to realize the expected benefits of the Arrangement; risks associated with the disruption of management’s attention from ongoing business operations due to the Arrangement; and unknown liabilities and the risk of litigation and/or regulatory actions related to the Arrangement. Please also refer to the factors discussed under “Risk Factors” and “Special Note Regarding Forward-looking Information” in Fusion’s Annual Report on Form 10-K for the year ended December 31, 2022, with the U.S. Securities Exchange Commission (“SEC”), each as updated by Fusion’s continuous disclosure filings, which are available at www.sec.gov and at www.sedarplus.com.

Forward-looking statements involve significant risks and uncertainties, should not be read as guarantees of future performance or results, and will not necessarily be accurate indications of whether or not or the times at or by which such performance or results will be achieved. All forward-looking statements herein are qualified in their entirety by its cautionary statement and are made as of the date of this document. Fusion disclaims any obligation to revise or update any such forward-looking statements or to publicly announce the result of any revisions to any of the forward-looking statements contained herein to reflect future results, events or developments, except as required by law.

Additional Information about the Arrangement and Where to Find It

This current report is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote, consent or approval in any jurisdiction, nor shall there by any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. This communication has been prepared in respect of the transaction involving Fusion, Parent and Purchaser pursuant to the terms of the Arrangement Agreement, and may be deemed to be soliciting material relating to the transaction. In connection with the transaction, Fusion will file a management information circular and proxy statement on Schedule 14A relating to a special meeting of the shareholders with the SEC and Canadian Securities Administrators (“CSA”). Additionally, Fusion will file other relevant materials in connection with the transaction with the SEC and the CSA. Shareholders are urged to read the management information circular and proxy statement and/or consent solicitation documents regarding the transaction and any other relevant materials carefully in their entirety when they become available before making any voting or investment decision with respect to the transaction because they will contain important information about the transaction and the parties to the Arrangement Agreement. The definitive management information circular and proxy statement will be mailed to holders of Fusion’s shares. Shareholders will be able to obtain a copy of the management information circular and proxy statement, as well as other filings containing information about the transaction and the parties to the Arrangement Agreement made by Fusion with the SEC and CSA free of charge on EDGAR at www.sec.gov, on SEDAR+ at www.sedarplus.com, or on Fusion’s website at www.fusionpharma.com. Information contained on, or that may be accessed through, the websites referenced in this communication is not incorporated into and does not constitute a part of this document. We have included these website addresses only as inactive textual references and do not intend them to be active links.

Participants in the Solicitation

Fusion and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Fusion in respect of the transaction and the Bylaw Amendment. Information about Fusion’s directors and executive officers is set forth in the proxy statement and management information circular for Fusion’s Annual General Meeting of Shareholders, which was filed with the SEC and CSA on April 27, 2023. Investors may obtain additional information regarding the interest of such participants by reading the management information circular and proxy statement regarding the Arrangement when it becomes available.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fusion Pharmaceuticals Inc.

Date: March 19, 2024	By:	/s/ Maria Stahl
Maria Stahl
Chief Legal Officer

[***] Indicates that certain information in this exhibit has been excluded because it is both (i) not material and (ii) is the type that the registrant customarily and actually treats as private or confidential.

Exhibit 2.1

Execution Version

ASTRAZENECA AB

— and —

15863210 CANADA INC.

— and —

FUSION PHARMACEUTICALS INC.

ARRANGEMENT AGREEMENT

March 18, 2024

Execution Version

i

ii

SCHEDULES

Schedule A	PLAN OF ARRANGEMENT

Schedule B	ARRANGEMENT RESOLUTION

Schedule C	REPRESENTATIONS AND WARRANTIES OF THE CORPORATION

Schedule D	REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

EXHIBITS

Exhibit A	FORM OF CVR AGREEMENT

iii

Execution Version

ARRANGEMENT AGREEMENT

THIS ARRANGEMENT AGREEMENT is made as of March 18, 2024.

AMONG:

ASTRAZENECA AB, a public company with limited liability (Aktiebolag) incorporated under the laws of Sweden, having its official seat in Södertälje, Sweden, its registered office address at 151 85 Södertälje, Sweden and registered with the trade register of the Swedish Companies Registration Office under number 556011-7482 (the Parent)

— and —

15863210 CANADA INC., a corporation formed under the federal laws of Canada (the Purchaser)

— and —

FUSION PHARMACEUTICALS INC., a corporation formed under the federal laws of Canada (the Corporation).

NOW THEREFORE, in consideration of the covenants and agreements herein contained and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the Parties agree as follows:

ARTICLE 1

INTERPRETATION

Section 1.1 Defined Terms

As used in this Agreement, unless the context otherwise requires, the following terms have the following meanings:

Acquisition Proposal means, other than the transactions contemplated by this Agreement or any transactions involving only the Corporation and its Subsidiaries, any bona fide offer or proposal (written or oral) from any Person or group of Persons “acting jointly or in concert” within the meaning of Multilateral Instrument 62-104 – Take Over Bids and Issuer Bids, other than the Parent, the Purchaser (or any of their respective affiliates) (including a “group” within the meaning of Section 13(d) of the Exchange Act) relating to: (a) any plan of arrangement, merger, amalgamation, consolidation, share exchange, business combination, reorganization, recapitalization, liquidation, dissolution or winding up involving the Corporation and/or any of its Subsidiaries pursuant to which such Person or group would acquire twenty percent (20%) or more of the consolidated assets of the Corporation (based on the fair market value thereof, as determined in good faith by the Board or a duly authorized committee thereof); (b) any direct or indirect sale or disposition (or any license, lease or other arrangement having the same economic effect as a sale or disposition) in a single transaction or a series of related transactions, of assets representing twenty percent (20%) or more of the consolidated assets of the Corporation (based on the fair market value thereof, as determined in good faith by the Board or a duly authorized committee thereof), or twenty percent (20%) or more of the voting securities of the Corporation (including securities convertible into or exchangeable or exercisable for such voting securities assuming, if applicable, the conversion, exchange or exercise of such securities convertible, into or exchangeable or exercisable for such voting securities); or (c) any direct or indirect take over bid, tender offer, exchange offer, treasury issuance or other transaction that, if consummated, would result in such Person or group of Persons (or the stockholders or equityholders of such Person or group of Persons) beneficially owning twenty percent (20%) or more of the voting securities of the Corporation (including securities convertible into or exchangeable or exercisable for such voting securities assuming, if applicable, the conversion, exchange or exercise of such securities convertible into or exchangeable or exercisable for such voting securities or rights or interests therein or thereto), or owning twenty percent (20%) or more of the consolidated assets of the Corporation; provided that, in each case, the consolidated assets of the Corporation shall be deemed to include its Subsidiaries.

Action means any litigation, legal action, lawsuit, claim, grievance, complaint, investigation, reassessment, audit or other proceeding (whether civil, administrative, quasi-criminal or criminal) by or before any Governmental Entity.

affiliate has the meaning specified in National Instrument 45-106 – Prospectus Exemptions.

Agreement means this arrangement agreement between the Parent, the Purchaser and the Corporation (including the Schedules hereto) as it may be amended, modified or supplemented from time to time in accordance with its terms.

Anti-Corruption Laws has the meaning specified in Section 41(b) of Schedule C.

Arrangement means the arrangement under Section 192 of the CBCA in accordance with the terms and subject to the conditions set out in the Plan of Arrangement, subject to any amendments or variations to the Plan of Arrangement made in accordance with the terms of this Agreement, the Plan of Arrangement and the Interim Order (once issued) or made at the direction of the Court in the Final Order with the prior written consent of the Corporation and the Parent, each acting reasonably.

Arrangement Resolution means the special resolution of the Shareholders approving the Plan of Arrangement to be considered at the Meeting, substantially in the form of Schedule B.

associate has the meaning specified in the Securities Act (Ontario).

Authorization means, with respect to any Person, any order, permit, approval, registration, right, consent, waiver, license or similar authorization of any Governmental Entity, whether by expiry or termination of an applicable waiting period or otherwise, that is binding upon or applicable to such Person, or its business, assets or securities.

Board means the board of directors of the Corporation, as constituted from time to time.

Board Recommendation has the meaning specified in Section 2.2.

Books and Records means the books and records of the Corporation and its Subsidiaries, including books of account and Tax records, whether in written or electronic form.

Breaching Party has the meaning specified in Section 4.8(3).

Business Day means any day, other than a Saturday, a Sunday or a day on which banks are required or authorized to remain closed in Toronto, Ontario, Canada, New York, New York, United States or London, United Kingdom.

CARES Act means the Coronavirus Aid, Relief, and Economic Security Act, Pub. L. 116-136 (116th Cong.) Mar. 27, 2020, as amended (including any changes in state or local law that are analogous to provisions of the CARES Act or adopted to conform to the CARES Act) and any legislative or regulatory guidance issued pursuant thereto, including the Presidential Memorandum on Deferring Payroll Tax Obligations in Light of the Ongoing COVID-19 Disaster, dated August 8, 2020, IRS Notice 2020-65, the Health and Economic Recovery Omnibus Emergency Solutions Act, the American Rescue Plan Act and any related, successor or similar non-U.S. legislation, guidance, rules and regulations related to COVID-19 or intended to address the consequences of the COVID-19 pandemic.

CBCA means the Canada Business Corporations Act, as amended.

Change in Recommendation has the meaning specified in Section 7.2(4)(b).

Circular means the notice of the Meeting and accompanying proxy statement and management information circular, including all schedules, appendices and exhibits thereto, to be sent or otherwise made available to the Shareholders in connection with the Meeting and to such other Persons as may be required by the Court pursuant to the Interim Order, as amended, supplemented or otherwise modified from time to time in accordance with the terms of this Agreement and the Interim Order (once issued).

CNSC means the Canadian Nuclear Safety Commission.

Code means the Internal Revenue Code of 1986, as amended.

Common Shares means the common shares in the capital of the Corporation.

Competition Act means the Competition Act (Canada), as amended.

Competition Act Approval means, in respect of the transactions contemplated by this Agreement, either: (a) the issuance of an advance ruling certificate pursuant to Subsection 102(1) of the Competition Act; or (b) both of (i) the receipt of a No Action Letter, unless waived by the Parent in its discretion for the purposes of proceeding to complete the Arrangement, and (ii) the applicable waiting period under section 123 of the Competition Act shall have expired or been terminated or the Commissioner of Competition, or his authorized representative, shall have waived the obligation under Part IX of the Competition Act to notify the Commissioner of Competition in respect of the transactions contemplated by this Agreement.

Computer Systems means all Software, hardware, databases, websites, computer equipment, networks, interfaces, platforms, systems and other information technology that are owned, operated, used in or necessary for the conduct of the business of the Corporation and its Subsidiaries.

Confidentiality Agreement means the nondisclosure agreement dated February 29, 2024 between the Corporation and the Parent.

Consideration has the meaning specified in the Plan of Arrangement.

Constating Documents means notices of articles, articles, articles of incorporation, amalgamation, or continuation, as applicable, by-laws, limited partnership agreement or other constating documents and all amendments thereto.

Continuing Employee has the meaning specified in Section 4.16(1).

Contract means any legally binding agreement, commitment, engagement, contract, subcontract, bond, mortgage, indenture, deed of trust, loan, credit agreement, license, lease, sublease, obligation or undertaking to which the Corporation or any of its Subsidiaries is a party or by which the Corporation or any of its Subsidiaries is bound or affected, or to which any of their respective properties or their assets is subject.

Contractor means any consultant, dependent contractor under Canadian Law, independent contractor, or other service provider (including a non-employee director) providing services to the Corporation or any of its Subsidiaries and who is not a Corporation Employee.

Corporation has the meaning specified in the preamble to this Agreement.

Corporation Disclosure Letter means the disclosure letter dated the date of this Agreement and delivered by the Corporation to the Parent contemporaneously with the execution of this Agreement.

Corporation Employees means any employee, whether working on a part-time or full-time basis and whether or not on leave of absence, of the Corporation or any of its Subsidiaries, as the case may be.

Corporation Intellectual Property means all Intellectual Property, including Owned Intellectual Property, used in or necessary to conduct the Corporation or the Subsidiaries business as currently conducted.

Corporation Pharmaceutical Product means any pharmaceutical or medicinal compound or product developed, or currently being researched or developed, by or on behalf of the Corporation or its Subsidiaries.

Corporation SEC Documents means all registration statements, forms, reports, schedules, statements, exhibits and other documents (including exhibits, financial statements and schedules thereto and all other information incorporated therein and amendments and supplements thereto) required to be filed with, or furnished to, the SEC pursuant to the Exchange Act, the U.S. Securities Act or other applicable Law.

Corporation Termination Fee means $71,680,000.

Corporation Termination Fee Event has the meaning specified in Section 7.3(2).

Corporation’s Public Disclosure Record means all documents filed and publicly available under the profile of the Corporation on the System for Electronic Document Analysis and Retrieval (SEDAR) in Canada, and the Electronic Data Gathering, Analysis, and Retrieval System (EDGAR) in the United States, in each case, after December 31, 2021 and at least two (2) Business Days prior to the date of this Agreement.

Court means the Ontario Superior Court of Justice (Commercial List).

Customs & International Trade Laws means the applicable export control, sanctions, import, customs and trade, and anti-boycott Laws of any jurisdiction in which the Corporation or any Subsidiary is incorporated or does business, including the Tariff Act of 1930, as amended, and other Laws, regulations, and programs administered or enforced by the U.S. Department of Commerce, U.S. International Trade Commission, U.S. Customs and Border Protection, U.S. Immigration and Customs Enforcement, and their predecessor agencies; the Export Administration Act of 1979, as amended; the Export Administration Regulations, including related restrictions with respect to transactions involving Persons on the U.S. Department of Commerce Denied Persons List, Unverified List or Entity List; the Arms Export Control Act, as amended; the International Traffic in Arms Regulations, including related restrictions with respect to transactions involving Persons on the Debarred List; the International Emergency Economic Powers Act, as amended; the Trading With the Enemy Act, as amended; the Iran Sanctions Act, as amended, the National Defense Authorization Act for Fiscal Year 2012, the National Defense Authorization Act for Fiscal Year 2013, and the embargoes and restrictions administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury (OFAC); Executive Orders with respect to embargoes and restrictions on transactions with designated countries and entities, including Persons designated on OFAC’s list of Specially Designated Nationals and Blocked Persons, and Persons designated on the U.S. Department of State sanctions lists; anti-boycott Laws and regulations administered by the U.S. Department of Commerce; and the anti-boycott Laws and regulations administered by the U.S. Department of the Treasury; and the applicable Canadian Laws, including the Export and Import Permits Act (Canada), Export Control List SOR/89-202 (Canada), Special Import Measures Act (Canada), Nuclear Safety and Control Act (Canada), Special Economic Measures Act (Canada), and Laws and programs administered or enforced by the Canada Border Services Agency and Global Affairs Canada, including with respect to Persons on the Consolidated Canadian Autonomous Sanctions List.

CVR means a CVR, as defined in the CVR Agreement.

CVR Agreement means the contingent value rights agreement to be dated the date of the Effective Date between the Parent, the Purchaser and the Rights Agent, substantially in the form attached hereto as Exhibit A, with such revisions thereto as may be requested by the Rights Agent that are not, individually or in the aggregate, detrimental or adverse, taken as a whole, to any holder of a CVR.

Data Room means the material contained in the virtual data room established by the Corporation as at 11:59 p.m. on March 17, 2024.

Depositary means Equiniti Trust Company, LLC, in its capacity as depositary for the Arrangement, or such other Person as the Corporation and the Parent agree to engage as depositary for the Arrangement.

Depositary Agreement means the agreement to be entered into between the Depositary and the Parent prior to the Effective Date relating to, among other things, the deposit of Shares by the Shareholders, the terms and conditions of which must be satisfactory to the Corporation and the Parent, each acting reasonably.

Director means the Director appointed pursuant to the CBCA.

Disclosed Canadian Personal Information has the meaning specified in Section 4.6.

Disclosing Party has the meaning specified in Section 4.4(2).

Dissent Rights means the right of a Dissenting Shareholder to dissent to the Arrangement as provided in the Plan of Arrangement.

Dissenting Shareholder means a registered Shareholder who has validly exercised its Dissent Rights and has not withdrawn or been deemed to have withdrawn such exercise of Dissent Rights as of the Effective Time.

Effective Date means the date upon which the Arrangement becomes effective in accordance with this Agreement and the Final Order.

Effective Time has the meaning specified in the Plan of Arrangement.

Employee Plan means (a) each “employee pension benefit plan” (as defined in Section 3(2) of the ERISA whether or not subject to ERISA), other than any Employee Plans that are “multiemployer plans” (as such term is defined in Sections 3(37) or 4001(a)(3) of the ERISA), (b) each “employee welfare benefit plan” (as defined in Section 3(1) of the ERISA whether or not subject to ERISA), and (c) each other employee benefit, health, welfare, supplemental unemployment benefit, profit sharing, option, stock appreciation, savings, insurance, deferred compensation, share purchase, share or share-based compensation, phantom stock, disability, pension, supplemental retirement, post-employment or post-retirement, employment, offer letter, individual consulting, Contractor, severance, termination pay, bonus, commission or other incentive, change in control, retention, vacation or other paid time-off, fringe benefit, welfare or other compensation or benefit plan, program, policy, trust, contract, arrangement, agreement or fund that is maintained, sponsored, contributed to or required to be contributed to, or funded by or binding upon the Corporation or any of its Subsidiaries or in respect of which the Corporation or any of its Subsidiaries has any actual or potential liability (including the Stock Option Plans, Inducement Grants and Employee Share Purchase Plan), other than (i) any government-sponsored plans to which the Corporation or any of its Subsidiaries is required to contribute under applicable Laws and (ii) any employment offer letter, employment agreement or individual consulting agreement that is terminable upon no more than thirty (30) days’ notice with no liability (or no greater notice period provided except as required by applicable Law) and does not provide any retention, change in control or severance payments or benefits.

Employee Share Purchase Plan means the Fusion Pharmaceuticals Inc. 2020 Employee Share Purchase Plan.

Environmental Laws means all Laws relating to (a) protection of human health and/or the environment, including those relating to pollution, waste, emissions, discharges, or releases of Hazardous Substances or any other solid, liquid, gas, odour, heat, sound, vibration, or radiation, (b) protection and conservation of natural resources, including climate, air, surface water, groundwater, wetlands, land surface, subsurface strata, wildlife, aquatic, terrestrial, avian or microbial species and vegetation, (c) the manufacture, generation, handling, transport, transfer, labelling, packaging, sale, distribution, import, export, use, processing, treatment, recycling, storage, destruction, or disposal of, or exposure to, Hazardous Substances, and/or (d) any other criminal, civil, equitable, or common law principle concerning any act or omission relating to the environment or Hazardous Substances.

ERISA means the Employee Retirement Income Security Act of 1974.

ERISA Affiliate means any Person that is, or has at any relevant time been, under common control, a member of the same controlled group or treated as a “single employer” with the Corporation or any of its Subsidiaries within the meaning of Sections 414(b), (c), (m) or (o) of the Code.

Exchange Act means the Securities Exchange Act of 1934.

Existing Credit Agreement means that certain Loan and Security Agreement, dated as of April 4, 2022 (as amended by that certain Consent and First Amendment to Loan and Security Agreement, dated as of August 23, 2022, that certain Second Amendment to Loan and Security Agreement, dated as of September 21, 2022, and that certain Third Amendment to Loan and Security Agreement, dated as of March 30, 2023), by and among, inter alia, the Corporation, and Fusion Pharmaceuticals US Inc., a Delaware corporation, as borrowers, and Oxford Finance LLC, a Delaware limited liability company, as collateral agent, and the lenders party thereto from time to time.

Fairness Opinion means the oral opinion (to be subsequently confirmed in writing) of Centerview Partners LLC, the financial advisor to the Corporation, addressed to the Board of Directors that, as of the date of such opinion and based upon and subject to the various assumptions made, procedures followed, matters considered and qualifications and limitations set forth in such opinion, the Consideration to be paid to the holders of Shares (other than Shares (a) held by the Parent or any of its affiliates immediately prior to the Effective Time and (b) held by a Dissenting Shareholder that is ultimately entitled to be paid fair value by the Purchaser for their Shares) is fair, from a financial point of view, to such holders.

FDA means the United States Food and Drug Administration, or any successor entity.

Final Order means the final order of the Court approving the Arrangement pursuant to Section 192(4) of the CBCA, as such order may be varied by the Court (with the written consent of both the Corporation and the Parent, each acting reasonably) at any time prior to the Effective Date.

GAAP means United States generally accepted accounting principles.

Good Clinical Practices means the FDA’s standards for the design, conduct, performance, monitoring, auditing, recording, analysis, and reporting of clinical trials contained in 21 C.F.R. Parts 50, 54, 56 and 312, as applicable, and any substantially similar rules arising under applicable Law in other jurisdictions.

Good Laboratory Practices means the FDA’s standards for conducting non-clinical laboratory studies contained in 21 C.F.R. Part 58, and any substantially similar rules arising under applicable Law in other jurisdictions.

Good Manufacturing Practices means the FDA’s standards for the manufacture, processing, packing, or holding of a drug contained in 21 C.F.R. Parts 210 and 211, and any substantially similar rules arising under applicable Law in other jurisdictions.

Government or Governmental Entity means (a) any international, multinational, national, federal, provincial, territorial, state, regional, municipal, local or other government, governmental or public department, central bank, court, tribunal, arbitral body, commission, board, bureau, ministry, agency or instrumentality, domestic or foreign; (b) any subdivision, agent or authority of any of the foregoing; (c) any quasi-governmental or private body including any tribunal, commission, regulatory agency or self-regulatory organization exercising any regulatory, expropriation or taxing authority under or for the account of any of the foregoing; or (d) any Securities Authority or stock exchange, including NASDAQ.

Government Official means (a) any elected or appointed Government official (e.g., a legislator or a member of a ministry of health); (b) any employee or person acting for or on behalf of a Government, a Government department or agency, an institution or entity owned or controlled by a Government (e.g., a person serving on a healthcare committee that advises a Government), or an enterprise or instrumentality performing a governmental function; (c) any candidate for public office, or officer, employee, or person acting for or on behalf of a political party or candidate for public office; (d) an employee or person acting for or on behalf of a public international organization (e.g., the United Nations, the Red Cross, or the World Bank); (e) any member of a military or a royal or ruling family; and (f) any person otherwise categorized as a Government official under Law.

Hazardous Substances means any substance, chemical, mixture, or material, whether animate or inanimate, that is or may be harmful or hazardous to human, animal, or plant life, any property, any activity, or to the environment or any natural resources, and includes anything that is regulated under any Laws as a “contaminant”, “source of contaminant”, “pollutant”, “pesticide”, “fuel”, “deleterious substance”, “toxic substance”, “hazardous substance”, “designated substance”, “domestic substance”, “non-domestic substance”, “priority substance”, “prohibited substance”, “substance subject to notification or consent”, “restricted substance”, “ozone-depleting substance”, “nuclear substance”, “hazardous product”, “dangerous good”, “waste”, “hazardous waste”, or “hazardous recyclable material”.

Health Canada means the federal Governmental Entity having jurisdiction over pharmaceutical products in Canada.

Healthcare Laws means, to the extent related to the conduct of the Corporation’s or any of its Subsidiaries’ business, as applicable, as of the date of this Agreement, (a) all applicable federal and state fraud and abuse Laws, including, the federal Anti-Kickback Statute (42 U.S.C. § 1320a-7b(b)), the Stark Law (42 U.S.C. § 1395nn), the civil False Claims Act (31 U.S.C. § 3729 et seq.), 42 U.S.C. §§ 1320a-7 and 1320a-7a, (b) the administrative simplification provisions of the Health Insurance Portability and Accountability Act of 1996 (18 U.S.C. §§ 669, 1035, 1347 and 1518; 42 U.S.C. § 1320d et seq.), (c) Titles XVIII (42 U.S.C. § 1395 et seq.) and XIX (42 U.S.C. § 1396 et seq.) of the Social Security Act, (d) the Medicare Prescription Drug, Improvement, and Modernization Act of 2003 (42 U.S.C. § 1395w-101 et seq.), (e) the so-called federal “Sunshine Law” or Open Payments (42 U.S.C. § 1320a-7h) and applicable state, provincial or local Laws regulating or requiring reporting of interactions between pharmaceutical manufacturers and members of the healthcare industry, (f) applicable Laws governing government pricing or price reporting programs, including the Medicaid Drug Rebate Program (42 U.S.C. § 1396r-8) and any applicable state supplemental rebate program, the Public Health Service Act (42 U.S.C. § 256b), the VA Federal Supply Schedule (38 U.S.C. § 8126), applicable federal, provincial and territorial Laws governing drug insurance and benefit plans, or any applicable state pharmaceutical assistance program or U.S. Department of Veterans Affairs agreement, and any successor government programs, (g) the Federal Food, Drug, and Cosmetic Act, 21 U.S.C. § 321 et seq., (h) the Food and Drugs Act (Canada), and (i) any and all other health care Laws applicable to the Corporation or any Subsidiary or governing their respective businesses.

HSR Act means the Hart-Scott-Rodino Antitrust Improvements Act of 1976.

HSR Approval means the expiration or termination of the waiting period applicable to the Arrangement, including any extensions thereof and including any voluntary agreements with a Governmental Entity not to consummate the Arrangement for any period of time, in accordance with the HSR Act.

Incentive Holder means a holder of Options and/or Restricted Stock Units.

Indemnified Persons has the meaning specified in Section 4.9(4).

Inducement Grants means the inducement stock option grants made by the Corporation pursuant to NASDAQ Listing Rule 5635(c)(4) outside of the Stock Option Plans.

Institutional Review Board means the entity defined in 21 C.F.R. § 50.3(i), or any other substantially equivalent entity in Canada.

Intellectual Property means domestic and foreign: (a) patents, applications for patents and reissues, re-examinations, divisionals, substitutions, revisions, supplementary protection certificates, term extensions, confirmations, utility models, certificates of inventions, continuations, renewals, extensions and continuations-in-part of patents or patent applications, and the equivalents of any of the foregoing, statutory invention registrations and invention disclosures; (b) proprietary and non-public business information, including inventions (whether patentable or not), invention disclosures, improvements, discoveries, trade secrets, confidential information, know-how, methods, processes, designs, technology, technical data, schematics, formulae and customer lists, and documentation relating to any of the foregoing (collectively, “Trade Secret”); (c) copyrights, original works of authorship, documentation, literary works, artistic works, graphical works which are fixed in any medium of expression, whether or not registered or the subject of an application for registration, or capable of being registered; (d) integrated circuit, topographies, integrated circuit topography registrations and applications, mask works, mask work registrations and applications for mask work registrations; (e) industrial designs, industrial design registrations and applications, designs, design registrations and design registration applications; (f) trade names, business names, corporate names, domain names, social media accounts (including the rights to the content therein) and social media handles, website names and world wide web addresses, common law trademarks, trademark registrations, trademark applications, trade dress and logos, and the goodwill associated with any of the foregoing; (g) Software; and (h) any other intellectual property and industrial property.

Interim Order means the interim order of the Court pursuant to Section 192(4) of the CBCA in a form acceptable to the Corporation and the Parent, each acting reasonably, providing for, among other things, the calling and holding of the Meeting, as such order may be varied by the Court with the prior written consent of the Corporation and the Parent, each acting reasonably.

Interim Period has the meaning specified in Section 4.1(1).

Investment Canada Act means the Investment Canada Act.

Investment Canada Act Approval means the Parent has submitted a notification under the Investment Canada Act and (a) forty-five (45) calendar days, as calculated under the Investment Canada Act, have elapsed from the date of certification of the notification and (b) (i) the Minister of Innovation, Science and Industry has not sent to the Parent a notice under subsection 25.2(1) of the Investment Canada Act within the prescribed time period and the Governor in Council has not made an order under subsection 25.3(1) of the Investment Canada Act in respect of the transactions contemplated by this Agreement within the prescribed time period; or (ii) if such a notice has been sent or such an order has been made, the Parent has subsequently received (A) a notice under paragraph 25.2(4)(a) of the Investment Canada Act indicating that a review of the transactions contemplated by this Agreement on grounds of national security will not be commenced, (B) a notice under paragraph 25.3(6)(b) of the Investment Canada Act indicating that no further action will be taken in respect of the transactions contemplated by this Agreement, or (C) a copy of an order under paragraph 25.4(1)(b) authorizing the transactions contemplated by this Agreement.

IT Systems means Computer Systems, hardware, servers, databases, Software, networks, telecommunications systems and related infrastructure.

Joint Venture means 1318577 B.C. Ltd.

Key Regulatory Approvals means Competition Act Approval, HSR Approval and Investment Canada Act Approval.

Law means all federal, national, multinational, provincial, state, municipal, regional and local laws (statutory, common or otherwise), constitutions, treaties, conventions, by-laws, statutes, rules, regulations, principles of law and equity, orders, rulings, certificates, ordinances, judgments, injunctions, determinations, awards, decrees, legally binding codes or other requirements, whether domestic or foreign, and the terms and conditions of any grant of approval, permission, authority or license or other similar requirement enacted, adopted, promulgated, or applied by any Governmental Entity or self-regulatory authority (including NASDAQ), and the term “applicable” with respect to such Laws and in a context that refers to one or more Persons, means such Laws as are binding upon or applicable to such Person or its assets.

Licensed IP has the meaning specified in Section 30(b) of Schedule C.

Lien means any mortgage, charge, pledge, hypothec, security interest, prior claim, assignment, lien (statutory or otherwise), option, right of first refusal or first offer, occupancy rights, restrictive covenant, or restriction or adverse right or claim, or other third-party interest or encumbrance of any kind.

Mailing Deadline means the date that is five (5) Business Days following receipt of the Interim Order.

Matching Period has the meaning specified in Section 5.4(1)(d).

Material Adverse Effect means any fact, state of facts, change, event, occurrence, effect or circumstance that, individually or in the aggregate, has had, or would reasonably be expected to (x) prevent, materially delay or materially impair the ability of the Corporation to complete the Arrangement in accordance with the terms of this Agreement or (y) have a material adverse effect on the business, assets, financial condition or results of operations of the Corporation and its Subsidiaries, taken as a whole, except, with respect to clause (y), any such fact, state of facts, change, event, occurrence, effect, or circumstance resulting from or arising in connection with the following (alone or in combination) shall not be taken into account when determining whether a Material Adverse Effect has occurred or would reasonably be expected to occur:

(a)	any fact, state of facts, change, event, occurrence, effect or circumstance generally affecting the industry in which the Corporation and its Subsidiaries operate;

(b)

any change in (i) global, national or regional political conditions (including the outbreak or escalation of war, acts of terrorism or cyberterrorism, or military actions, including any acts of war or sanctions imposed in connection with the current disputes involving (A) the Russian Federation and Ukraine and (B) Israel and Palestine), (ii) in general economic, business, political, regulatory or market conditions or in national or global financial or capital markets, or (iii) interest rates or currency exchange rates;

(c)	any change in GAAP or other accounting standards (or the enforcement or interpretation of any of the foregoing by any Governmental Entity);

(d)	any adoption, proposal, implementation or change in Law, or in any enforcement or interpretation of Law, by any Governmental Entity;

(e)	any natural or man-made disaster or act of God (including epidemics, pandemics, disease outbreak or other health crisis or public health event), or any escalation or worsening of any of the foregoing;

(f)

the failure by the Corporation or any of its Subsidiaries to meet any internal, third party or public projections, forecasts, budgets, guidance or estimates of revenues, earnings, cash flow, cash position or other financial or operating metrics (it being understood that the cause underlying such failure may be taken into account in determining whether a Material Adverse Effect has occurred if such underlying cause does not otherwise fall within any of the exceptions to this definition);

(g)

the execution, announcement, or pendency of this Agreement and the transactions contemplated hereby, the identity of the Purchaser or the Parent, or the consummation of the transactions contemplated hereby or the Arrangement, including, the impact of any of the foregoing on the relationships, contractual or otherwise, with employees, contractors, suppliers, vendors, partners, licensors, licensees, Governmental Entities or other third parties; provided that this clause (g) shall not apply with respect to the representations or warranties set forth in Section 5 of Schedule C [Non-Contravention] or any other representation or warranty (or any certificate delivered with respect thereto) of the Corporation expressly intended to address the consequences of the execution, announcement, pendency or consummation of, or the compliance with, this Agreement or the transactions contemplated by this Agreement, or with respect to the conditions in Section 6.2(1).

(h)

(i) any action taken (or omitted to be taken) with the express written consent of the Parent or (ii) the failure to take any action that is expressly prohibited by the terms of this Agreement to the extent Parent unreasonably fails to give its consent thereto after a written request therefor;

(i)

any change in the market price or trading volumes of any securities of the Corporation (it being understood that the causes underlying such change in market price or trading volumes may constitute or be taken into account in determining whether a Material Adverse Effect has occurred if such underlying cause does not otherwise fall within any of the exceptions to this definition);

(j)

any Action brought by, or made by, or on behalf of, any current or former stakeholder of the Corporation against the Purchaser or the Parent, the Corporation, their affiliates, or any of their directors and officers arising out of this Agreement or the transactions contemplated hereby, including Actions arising out of the exercise by any Person of Dissent Rights; or

(k)

any regulatory, preclinical or clinical, pricing, reimbursement or manufacturing change, event, occurrence or effect relating to or affecting any Corporation Pharmaceutical Product (other than, in each case, if related to safety) or product or product candidate competitive with any Corporation Pharmaceutical Product (including (i) any suspension, rejection, refusal of, or request to refile any regulatory application, filing or approval or delay in obtaining, making or maintaining any such regulatory application, filing or approval with respect to any Corporation Pharmaceutical Product or product or product candidate competitive with any Corporation Pharmaceutical Product, (ii) any regulatory actions, requests, recommendations, determinations or decisions of any Governmental Entity related to any product or product candidate competitive with any Corporation Pharmaceutical Product, (iii) any delay, hold or termination of any preclinical or clinical study, trial or test related to any Corporation Pharmaceutical Product or any product or product candidate competitive with any Corporation Pharmaceutical Product, (iv) any results, outcomes, data, adverse events, side effects arising from any preclinical or clinical studies, trials or tests related to any Corporation Pharmaceutical Product or any product or product candidate competitive with any Corporation Pharmaceutical Product, (v) any market entry or threatened market entry by any product or product candidate competitive with any Corporation Pharmaceutical Product, (vi) any long-term production or supply chain disruption affecting the manufacture of any Corporation Pharmaceutical Product and (vii) any recommendations, statements, decisions or other pronouncements made, published or proposed by professional medical organizations, payors, Governmental Entities or representatives of any of the foregoing related to any Corporation Pharmaceutical Product or any product or product candidate competitive with any Corporation Pharmaceutical Product), provided, however, that with respect to clauses (a) through to and including (e), such matter does not have a disproportionate effect on the Corporation and its Subsidiaries, taken as a whole, relative to other comparable companies or entities operating in the industries in which the Corporation and its Subsidiaries operate, in which case, the incremental disproportionate impact may be taken into account in determining whether a Material Adverse Effect has occurred or would reasonably be expected to occur.

Material Contract means any Contract (except such Contract that is also an Employee Plan):

(a)

relating directly or indirectly to the guarantee of any liabilities or obligations of any third party or to indebtedness for borrowed money of the Corporation or its Subsidiaries, or owed to the Corporation or its Subsidiaries (whether outstanding or as may be incurred), other than any guarantee by the Corporation or one of its Subsidiaries of another Subsidiary or intercompany indebtedness among the Corporation and any of its Subsidiaries;

(b)

restricting the incurrence of indebtedness for borrowed money by the Corporation or any of its Subsidiaries (including by requiring the granting of an equal and rateable Lien) or the incurrence of any Liens on any properties or assets of the Corporation or any of its Subsidiaries, or restricting the payment of dividends by the Corporation;

(c)

that is a collective bargaining agreement, a labour union contract or any other memorandum of understanding or other Contract or legally binding commitment with a union, employee association or similar entity;

(d)

under which the Corporation or any of its Subsidiaries is obligated to make to any Person or expects to receive from any Person payments in excess of $500,000 over any twelve (12) month period or $1,000,000 over the remaining life of the Contract;

(e)	with a Governmental Entity;

(f)

providing for the establishment, investment in, organization or formation of any joint venture, limited liability company, partnership, alliance, development arrangement, profit-sharing arrangement or any similar entities or arrangements with any Person;

(g)

that (i) obligates the Corporation or any of its Subsidiaries to conduct any business on an exclusive basis with any third Person, or upon the effectiveness of the Arrangement, will obligate the Parent or any of its Subsidiaries to conduct business with any third Person on an exclusive basis, (ii) creates a right of first offer, right of first refusal or right of first negotiation; (iii) contain any “most favoured nations” terms and conditions (including with respect to pricing) granted by the Corporation or any of its Subsidiaries or (iv) limits or restricts or, upon the completion of the Arrangement, will limit or restrict: (A) the ability of the Corporation or any of its Subsidiaries to engage in any line of business or carry on business in any geographic area, or (B) the scope of Persons to whom the Corporation or any of its Subsidiaries may sell products, deliver services or conduct business;

(h)

under which the Corporation or any Subsidiary assigns or obtains ownership in any Owned Intellectual Property (including any material Owned Intellectual Property that is used in, or is necessary to conduct, the Corporation’s or the Subsidiaries’ business as currently conducted);

(i)

pursuant to which the Corporation or any Subsidiary licenses or otherwise provides a right to practice any material Corporation Intellectual Property to third parties other than nonexclusive licenses of Corporation Intellectual Property granted to third Persons in the Ordinary Course;

(j)

under which the Corporation or any Subsidiary grants or obtains any license or other rights with respect to any material Corporation Intellectual Property (other than licenses of widely available commercial off-the-shelf software with total annual license, maintenance, support and other fees not in excess of $250,000 in the aggregate per vendor) or providing for the purchase, sale or exchange of, or option to purchase, sell or exchange, any Owned Intellectual Property;

(k)

is a Contract with any clinical research organization or other agreement with a third party which is conducting one or more clinical studies on behalf of the Corporation or any Subsidiary (excluding, for the avoidance of doubt, any agreements with third parties the primary purpose of which is to support clinical trials or analyze or handle clinical data);

(l)	is a Contract regarding an arrangement between the Corporation and any third party with respect to any combination trial;

(m)	is a Contract that imposes any co-promotion or collaboration obligations with respect to any product or product candidate;

(n)	is a “single source” supply Contract, in accordance with which the Corporation or any Subsidiary procures goods or materials from one source, or any other material supply Contract;

(o)

any Contract pursuant to which the Corporation or any Subsidiary has contingent obligations that upon satisfaction of certain conditions precedent will result in the payment by the Corporation or any Subsidiary of more than $1,000,000 in the aggregate over a twelve (12)-month period or $2,000,000 over the remaining life of the Contract, in either milestone payments or royalties, upon (A) the achievement of regulatory or commercial milestones or (B) the receipt of revenue or income based on product sales;

(p)

relating to the acquisition or disposition of any Person, business or operations or assets constituting a business (whether by merger, sale of stock, sale of assets, consolidation or otherwise) pursuant to which the Corporation or any of its Subsidiaries has any outstanding obligations or rights as of the date of this Agreement (including any such Contract under which contemplated transactions were consummated but under which one or more of the parties thereto has executory indemnification, earn-out or other material liabilities);

(q)	settlement agreements, in excess of $500,000, or which creates or could create a Lien (other than a Permitted Lien) on any asset of the Corporation or any of its Subsidiaries;

(r)	under which the Corporation or any of its Subsidiaries is provided any services necessary to meet the requirements of any Authorization; and

(s)	that if terminated or if it ceased to be in effect would reasonably be expected to have a Material Adverse Effect.

Meeting means the special meeting of Shareholders, including any adjournment or postponement of such special meeting in accordance with the terms of this Agreement, to be called and held in accordance with the Interim Order to consider the Arrangement Resolution and for any other purpose as may be set out in the Circular and agreed to in writing by the Parent, acting reasonably and in accordance with this Agreement.

MI 61-101 means Multilateral Instrument 61-101 – Protection of Minority Securityholders in Special Transactions.

Milestone Payment has the meaning specified in the CVR Agreement.

misrepresentation has the meaning specified in the Securities Act (Ontario) and other Securities Laws.

NASDAQ means the NASDAQ Stock Market.

No Action Letter means written confirmation from the Commissioner of Competition that he does not, at that time, intend to make an application under Section 92 of the Competition Act in respect of the transactions contemplated by this Agreement.

OFAC has the meaning specified in the definition of “Customs & International Trade Laws”.

officer has the meaning specified in the Securities Act (Ontario).

Open Source Software means any software for which the original source code is made freely available and may be redistributed and modified, including software meeting the Open Source Definition of the Open Source Initiative (opensource.org) or software that is subject to the GNU General Public License (GPL), the Lesser GNU Public License (LGPL), the Apache License (ASL), any “copyleft” license or any other license, that requires as a condition of use, modification or distribution of such software that such software or other software combined or distributed with it be (a) disclosed or distributed in source code form, (b) licensed for the purpose of making derivative works, or (c) redistributable at no charge.

Option means an option to purchase Common Shares issued pursuant to any of the Stock Option Plans or Inducement Grants or otherwise.

Ordinary Course means, with respect to an action taken by the Corporation or its Subsidiaries, that such action is taken in the ordinary course of the normal operations of the business of, as applicable, the Corporation or any of its Subsidiaries, consistent with past practice.

OSC means the Ontario Securities Commission.

Outside Date means (a) September 18, 2024; provided however that if, on such date (or any subsequent extension), any of the conditions set forth in Section 6.1(2) [Interim and Final Order], Section 6.1(3) [Required Regulatory Approvals] or Section 6.1(4) [Illegality] (in the case of Section 6.1(4), solely as such conditions relate to the matters referenced in Section 6.1(3)) shall not have been satisfied but all other conditions set forth in Article 6 have been satisfied or waived (other than those conditions that by their nature are to be satisfied at the Effective Time, but provided that such conditions are then capable of being satisfied if the Effective Time were to occur on such date), then the Outside Date shall, without any action on the part of the Parties, be extended on no more than two (2) occasions, each time for a period of three (3) months, and such extended date shall become the Outside Date for all purposes of this Agreement, or (b) such other date as may be agreed to in writing by the Parties.

Owned Intellectual Property means the Intellectual Property owned or purported to be owned by the Corporation or its Subsidiaries. For clarity, Owned Intellectual Property includes solely owned, co-owned or jointly owned Intellectual property.

Owned Real Property means all the real and immovable property owned by the Corporation and its Subsidiaries.

Parent has the meaning specified in the preamble to this Agreement.

Parent Termination Fee means $102,400,000.

Parties means the Corporation, the Parent, the Purchaser and Party means any one of them.

Permitted Liens means, in respect of the Corporation or its Subsidiaries, any one or more of the following:

(a)

Liens for Taxes, assessments or governmental charges or levies that are not delinquent or the validity of which is being contested in good faith by proper legal proceedings if adequate provision has been made for their payment in the applicable financial statements in accordance with GAAP;

(b)

inchoate or statutory Liens of contractors, subcontractors, mechanics, workers, suppliers, materialmen, carriers and others in respect of the construction, maintenance, repair or operation of assets, provided that such Liens are related to obligations not due or delinquent, are not registered against title to any assets and in respect of which adequate holdbacks are being maintained as required by applicable Law;

(c)

the right reserved to or vested in any Governmental Entity by any statutory provision or by the terms of any lease, license, franchise, grant or permit of the Corporation or its Subsidiaries, to terminate any such lease, license, franchise, grant or permit, or to require annual or other payments as a condition of their continuance;

(d)

easements, servitudes, restrictions, restrictive covenants, rights of way, encroachments (including any encroachment from any subject property onto any neighbouring property), licenses, permits and other similar rights in real or immovable property that in each case do not materially detract from the value or marketability or materially interfere with the use of the real or immovable property subject thereto;

(e)

zoning, land use and building by-laws and ordinances, regulations made by public authorities that in each case do not materially detract from the value or marketability or materially interfere with the use of the real or immovable property subject thereto;

(f)

(i) reservations, exceptions, limitations, provisos and conditions contained in the original Crown grant or patent of any Owned Real Property; and (ii) any statutory limitations, exceptions, reservations and qualifications related thereto that in each case do not materially detract from the value or marketability or materially interfere with the use of the real or immovable property subject thereto;

(g)

such other imperfections or irregularities of title that, in each case, do not materially detract from the value or marketability or materially interfere with the use of the real or immovable property subject thereto;

(h)	Liens granted by the Corporation or any of its Subsidiaries in relation to the purchasing, leasing and/or licensing of personal property and equipment, in each case in the Ordinary Course; and

(i)	Liens listed and described in Section 1.1(a) of the Corporation Disclosure Letter.

Person includes any individual, partnership, association, body corporate, organization, trust, estate, trustee, executor, administrator, legal representative, government (including Governmental Entity), syndicate or other entity, whether or not having legal status.

Personal Information means any data or information in any media that is used or is reasonably capable of being used alone or in combination with other information to identify an individual and includes any information that is regulated as personal data, personal information, health information or personal health information under any Law to which the Corporation or any of its Subsidiaries is subject.

Plan of Arrangement means the plan of arrangement, substantially in the form of Schedule A to this Agreement, and any amendments, modifications, supplements or variations to such plan made in accordance with its terms, the terms of this Agreement and the Interim Order (once issued) or made at the direction of the Court in the Final Order or otherwise with the prior written consent of the Corporation and the Parent, each acting reasonably.

PPSA means the Personal Property Security Act (Ontario).

Pre-Closing Reorganization has the meaning specified in Section 4.20(1).

Preferred Shares means the preferred shares in the capital of the Corporation.

Processing means any operation or set of operations that is performed upon data or information, whether or not by automatic means, including collection, access, acquisition, creation, derivation, recordation, organization, storage, adaptation, alteration, correction, retrieval, maintenance, consultation, use, disclosure, dissemination, transmission, transfer, making available, alignment, combination, blocking, storage, retention, deleting, erasure, or destruction.

Purchaser has the meaning specified in the preamble to this Agreement.

Receiving Party has the meaning specified in Section 4.4(2).

Regulatory Approvals means those sanctions, rulings, consents, orders, exemptions, permits and other approvals (including the lapse, without objection, of a prescribed time under a statute or regulation that states that a transaction may be implemented if a prescribed time lapses following the giving of notice without an objection being made), waivers, early terminations, authorizations, clearances, or written confirmations of no intention to initiate legal proceedings from Governmental Entities, in each case required to consummate the transactions contemplated by this Agreement, including, the Key Regulatory Approvals, but excluding the approval of the Arrangement by the Court.

Regulatory Authority means the FDA, Health Canada and any other applicable Governmental Entity responsible for the oversight and approval of the research, development or commercialization of pharmaceutical or medicinal products of the Corporation and its Subsidiaries.

Representative means, with respect to any Person, any officer, director, employee, representative (including any financial, legal or other advisor) or agent of such Person or of any of its affiliates.

Required Shareholder Approval means the requisite shareholder approval of the Arrangement Resolution as set forth in Section 2.3(4), together with any other vote required under the Interim Order.

Restricted Stock Unit means any restricted stock unit issued pursuant to any of the Stock Option Plans or otherwise.

Rights Agent means Equiniti Trust Company, LLC, in its capacity as rights agent under the CVR Agreement, or such other Person as the Corporation, the Parent and the Purchaser may mutually agree to engage as rights agent under the CVR Agreement.

Sanctioned Country means a country or territory which is itself the subject or target of comprehensive Sanctions (which, at the time of this Agreement, includes the Crimea, Donetsk, Luhansk, Kherson, or Zaporizhzhia regions of Ukraine, Cuba, Iran, North Korea and Syria).

Sanctioned Person means any Person that is the target of Sanctions, including (a) any Person listed in any Sanctions-related list of designated Persons maintained by OFAC or the U.S. Department of State, Global Affairs Canada or the Government of Canada, the UN Security Council, the European Union, His Majesty’s Treasury of the United Kingdom, the Federal Department of Finance of Switzerland or such similar Governmental Entity of any European Union Member State, (b) any Person located, organized or ordinarily resident in a Sanctioned Country, or (c) any Person fifty percent (50%) or more owned, directly or indirectly, or, as applicable, controlled by any such Person or Persons described in clauses (a) and (b) above.

Sanctions means applicable economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by the U.S. government through OFAC, the U.S. Department of State, Global Affairs Canada or the Government of Canada, the United Nations Security Council, the European Union or any European Union member state, His Majesty’s Treasury of the United Kingdom, or Switzerland.

Sarbanes-Oxley Act means the Sarbanes-Oxley Act of 2002.

SEC means the U.S. Securities and Exchange Commission.

SEC Clearance Date means the earliest of (a) the date on which the Corporation is informed by the SEC, orally or in writing, that the Circular will not be reviewed by the SEC, (b) ten (10) calendar days after the initial filing of the Circular with the SEC if the SEC has not informed the Corporation that it intends to review the Circular and (c) in the event that the Corporation receives comments from the SEC on the Circular, the date the SEC informs the Corporation, orally or in writing, that the SEC staff has no further comments on the Circular.

Securities Authority means the SEC, the OSC and any other applicable securities commission or securities regulatory authority of a province or territory of Canada or state of the United States.

Securities Laws means (i) the U.S. Securities Act, the Exchange Act, and all other applicable state and federal securities laws, rules and regulations, (ii) the Securities Act (Ontario) and the rules, regulations and published policies thereunder, (iii) any other applicable Canadian provincial and territorial securities Laws, (iv) applicable securities Laws and regulations of other jurisdictions, all as now in effect and as they may be promulgated or amended from time to time and (v) the rules and policies of NASDAQ.

Security Breach means any (a) loss of Personal Information, (b) unauthorized, and/or unlawful Processing, corruption, or sale of Personal Information, or (c) other act or omission that has compromised privacy, confidentiality or security of Personal Information or the security or operation of the IT Systems.

Securityholders means, collectively, the Shareholders, Incentive Holders, and Warrant Holders.

Shareholders means the registered or beneficial holders of the Shares, as the context requires.

Shares means the Common Shares.

Software means computer software and programs (both source code and object code form), all proprietary rights in the computer software and programs and all documentation and other materials related to the computer software and programs.

Stock Option Plans means the Fusion Pharmaceuticals Inc. 2020 Stock Option and Incentive Plan and the Fusion Pharmaceuticals Inc. 2017 Equity Incentive Plan.

Subsidiary has the meaning specified in the CBCA; provided that the Joint Venture shall be deemed to be a Subsidiary of the Corporation for all purposes hereunder.

Superior Proposal means any unsolicited bona fide written Acquisition Proposal from a Person or Person(s) (other than the Parent and/or its affiliates) to acquire not less than a majority of the outstanding Shares or a majority of the assets of the Corporation on a consolidated basis (based on the fair market value thereof, as determined in good faith by the Board or a duly authorized committee thereof) that:

(a)	did not result from or involve a material breach of Article 5 of this Agreement;

(b)

the Board (or any relevant duly authorized committee thereof) determines, in its good faith judgment, after receiving the advice of its outside legal counsel and financial advisors, is reasonably capable of being completed on the terms proposed, taking into account all financial, legal, regulatory and other aspects of such Acquisition Proposal;

(c)

the Board (or any relevant duly authorized committee thereof) determines, in its good faith judgment, after receiving the advice of its outside legal counsel and financial advisors, would, if consummated in accordance with its terms and without assuming away the risk of non-completion, result in a transaction which is more favourable, from a financial point of view, to the Shareholders (other than the Parent and its affiliates) than the Arrangement (including any amendments to the terms and conditions of the Arrangement proposed by the Parent pursuant to Section 5.4(2) hereof);

(d)

is not subject to any financing condition and in respect of which the Board (or any relevant duly authorized committee thereof) determines, in its good faith judgment, after receiving the advice of its outside legal counsel and financial advisors, that the required funds will be available to effect payment in full for the applicable Shares or assets, as the case may be; and

(e)	is not subject to any due diligence or access condition.

Superior Proposal Notice has the meaning specified in Section 5.4(1)(b).

Tax Act means the Income Tax Act (Canada).

Tax Returns means any and all returns (including amended returns and information returns), reports, declarations, elections, claims for refund, notices, forms, designations, schedules, attachments, filings, statements or similar submissions (including any attached schedules, supplements and additional or supporting material or amendments) filed or required to be filed with a Governmental Entity in respect of Taxes (whether in tangible, electronic or other form).

Taxes means: (a) any taxes, duties, fees, excises, premiums, assessments, imposts, levies and other similar charges or assessments of any kind whatsoever imposed by any Governmental Entity, whether computed on a separate, consolidated, unitary, combined or other basis, including those levied on, or measured by, or described with respect to, income, gross receipts, profits, gains, windfalls, capital, capital stock, production, recapture, transfer, land transfer, license, gift, occupation, wealth, environment, net worth, indebtedness, surplus, sales, goods and services, harmonized sales, use, value-added, excise, special assessment, stamp, withholding, business, franchising, real or personal property, health, employee or employer health, payroll, workers’ compensation, employment or unemployment, severance, social services, social security, education, utility, surtaxes, customs, import or export, and including all license and registration fees and all employment insurance, health insurance and government pension plan premiums or contributions; and (b) all interest, penalties, fines, additions to tax or other additional amounts imposed by any Governmental Entity on or in respect of amounts of the type described in clause (a) above or this clause (b).

Terminating Party has the meaning specified in Section 4.8(3).

Termination Notice has the meaning specified in Section 4.8(3).

Transaction Litigation means any stockholder demands, litigations, arbitrations or other similar claims, actions, suits or proceedings (including derivative claims) commenced against the Corporation or the Parent or the Purchaser, as applicable, their respective Subsidiaries and/or their and their respective Subsidiaries’ respective directors or officers relating to this Agreement, the Arrangement or any other transaction contemplated by this Agreement.

U.S. Securities Act means the Securities Act of 1933.

Warrant means a warrant issued in connection with the Existing Credit Agreement by the Corporation to purchase or acquire Common Shares.

Warrant Holders means registered or beneficial holders of Warrants, as the context requires.

Wilful breach means a material breach that is a consequence of an act or a failure to act undertaken by the breaching Party with the actual knowledge that such act or failure to act would cause a breach of this Agreement.

Section 1.2 Certain Rules of Interpretation.

In this Agreement, unless otherwise specified:

(1) Headings, etc. The provision of a Table of Contents, the division of this Agreement into Articles, Sections, subsections, paragraphs, clauses and Schedules and the insertion of headings are for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.

(2) Currency. All references to dollars or to $ are references to United States dollars.

(3) Gender and Number. Any reference to gender includes all genders. Words importing the singular number only include the plural and vice versa.

(4) Certain Phrases and References, etc. The words (a) “including,” “includes” and “include” mean “including (or includes or include) without limitation,” (b) “or” or “either” shall not be exclusive, and (c) “the aggregate of,” “the total of,” “the sum of,” or a phrase of similar meaning means “the aggregate (or total or sum), without duplication, of.” The phrase “to the extent” shall mean the degree to which a subject or other thing extends and such phrase shall not merely mean “if”. Unless stated otherwise, “Article,” “Section,” and “Schedule” followed by a number or letter mean and refer to the specified Article or Section of or Schedule to this Agreement. The term “Agreement” and any reference in this Agreement to this Agreement or any other agreement or document includes, and is a reference to, this Agreement or such other agreement or document as it may have been, or may from time to time be, amended, restated, replaced, supplemented or novated and includes all schedules to it. The term “made available” as it relates to materials provided to the Parent means copies of the subject materials which were made available to the Parent or any of its affiliates or Representatives in either (i) the Data Room or (ii) otherwise in writing with respect to materials specifically referenced in the Corporation Disclosure Letter, in each cause of clauses (i) and (ii), at least twenty-four (24) hours prior to the date hereof.

(5) Capitalized Terms. Unless otherwise defined therein, all capitalized terms used in any Schedule or in the Corporation Disclosure Letter have the meanings ascribed to them in this Agreement.

(6) Knowledge. Where any representation or warranty is expressly qualified by reference to the knowledge of the Corporation, it is deemed to refer to the actual knowledge, after reasonable inquiry, of the individuals set forth in Section 1.2(6) of the Corporation Disclosure Letter.

(7) Statutes. Any reference to a statute refers to such statute and all rules and regulations made or promulgated under it, as it or they may have been or may from time to time be amended modified, supplemented or re-enacted, including by succession of comparable successor Laws, in each case unless expressly stated otherwise.

(8) Computation of Time. If any action may be taken within, or any right or obligation is to expire at the end of, a period of days under this Agreement, then the first day of the period is not counted, but the day of its expiry is counted. Whenever payments are to be made or an action is to be taken on a day which is not a Business Day, such payment will be made or such action will be taken on or not later than the next succeeding Business Day.

(9) Time References. Unless otherwise specified, all references to time herein mean local time, in Toronto, Ontario.

(10) Subsidiary. To the extent any covenants or agreements relate, directly or indirectly, to a Subsidiary of the Corporation, each such provision shall be construed as a covenant by the Corporation to cause (to the fullest extent to which it is legally capable) such Subsidiary to perform the required action and fulfill its obligations thereunder. To the extent any covenants or agreements relate to the Joint Venture, such covenants and agreements shall be construed as a covenant of the Corporation to cause such Joint Venture to perform the required action to the extent the Corporation is able to do so, taking into account the terms of any Contracts governing the Joint Venture and the rights of the other parties to the Contracts with respect to the Joint Venture.

Section 1.3 Schedules.

(1) The schedules attached to this Agreement form an integral part of this Agreement for all purposes of it.

(2) The Corporation Disclosure Letter itself and all information contained in it is confidential information and may not be disclosed unless (a) it is required to be disclosed pursuant to Law unless such Law permits the Parties to refrain from disclosing the information for confidentiality or other purposes, or (b) a Party needs to disclose it in order to enforce or exercise its rights under this Agreement.

ARTICLE 2

THE ARRANGEMENT

Section 2.1 Arrangement.

The Corporation, the Parent and the Purchaser agree that the Arrangement will be implemented in accordance with and subject to the terms and conditions of this Agreement and the Plan of Arrangement.

Section 2.2 Corporation Approval

The Corporation represents and warrants to the Parent and the Purchaser that, as of the date of this Agreement, the Board (a) has received the Fairness Opinion, and (b) the Board has unanimously determined that: (i) the Arrangement is fair to the Shareholders (other than the Parent and its affiliates); (ii) it will recommend that Shareholders vote in favour of the Arrangement Resolution; and (iii) the Arrangement is in the best interest of the Corporation ((i), (ii) and (iii) collectively being the Board Recommendation).

Section 2.3 Interim Order.

As soon as reasonably practicable (and in any event within ten (10) days) following the SEC Clearance Date, the Corporation shall apply, in a manner reasonably acceptable to the Parent, pursuant to Section 192(3) of the CBCA and, in cooperation with the Parent, prepare, file and diligently pursue an application for the Interim Order. The terms of the Interim Order shall be approved by the Parent, acting reasonably, and must provide, among other things:

(1) for the classes of Persons to whom notice is to be provided in respect of the Arrangement and the Meeting and for the manner in which such notice is to be provided;

(2) that the Corporation is authorized to call and hold the Meeting to consider and, if thought advisable, pass the Arrangement Resolution;

(3) to fix the record date for the purpose of determining the Shareholders entitled to receive notice of, and to vote at, the Meeting;

(4) that the required level of approval for the Arrangement Resolution shall be not less than 66 2⁄3% of the votes cast on the Arrangement Resolution by the Shareholders, voting as a single class, present in person or represented by proxy at the Meeting, each being entitled to one vote per Share and if required under MI 61-101, by a majority of the votes cast by the Shareholders present in person or represented by proxy at the Meeting, after excluding the votes of those Persons whose votes are required to be excluded under MI 61-101;

(5) that, subject to the foregoing and in all other respects, other than as ordered by the Court, the terms, restrictions and conditions of the Corporation’s Constating Documents, including quorum requirements and all other matters, shall apply in respect of the Meeting;

(6) for the grant of Dissent Rights as contemplated in the Plan of Arrangement;

(7) for the notice requirements with respect to the presentation of the application to the Court for the Final Order;

(8) that the Corporation and the Parent are authorized to make any revisions, amendments, or supplements to the Plan of Arrangement in accordance with the terms thereof;

(9) that the Meeting may be adjourned or postponed from time to time by the Corporation in accordance with the terms of this Agreement and without the need for additional approval of the Court;

(10) that the record date for the Shareholders entitled to notice of and to vote at the Meeting will not change in respect of any adjournment(s) or postponement(s) of the Meeting, unless required by Law or the Court;

(11) that the deadline for the submission of proxies by Shareholders shall be forty-eight (48) hours (excluding Saturdays, Sundays and statutory holidays in Toronto, Ontario) prior to the Meeting, subject to waiver by the Corporation in accordance with the terms of this Agreement;

(12) that upon approval by the Shareholders of the Arrangement Resolution, the Corporation will seek Court approval for the Plan of Arrangement; and

(13) for such other matters as the Parent or the Corporation (each with the prior written consent of the other, such consent not to be unreasonably withheld, conditioned or delayed) may reasonably require.

Section 2.4 The Meeting.

The Corporation shall:

(1) subject to the terms of this Agreement and the Interim Order and provided that this Agreement has not been validly terminated in accordance with its terms, establish a record date for, convene and conduct the Meeting in accordance with the Interim Order, the Corporation’s Constating Documents and applicable Law as soon as reasonably practicable, but, subject to the Corporation’s rights hereunder to adjourn or postpone the Meeting, in any event on or before the date that is forty (40) days after the date of the Interim Order (or such later date as may be consented to by the Parent in writing), for the purpose of considering and voting upon the Arrangement Resolution and for such other matters that may be set out in the Circular or required for the purposes of effecting the Arrangement and the other transactions contemplated by this Agreement, and not adjourn, postpone, cancel (or propose the adjournment, postponement or cancellation of), or modify the purposes of the Meeting without the prior written consent of the Parent not to be unreasonably withheld, conditioned or delayed, except:

(a)	in the case of an adjournment, as required for quorum purposes;

(b)	for a maximum of twenty (20) Business Days to solicit additional proxies in favour of the approval of the Arrangement Resolution if necessary to obtain the Required Shareholder Approval;

(c)	as required or permitted under Section 5.4(5); or

(d)	as required by applicable Law or a Governmental Entity.

(2) notwithstanding the receipt by the Corporation of a Superior Proposal in accordance with Section 5.4(1), a Change in Recommendation or any other intervening event and provided that this Agreement has not been validly terminated in accordance with its terms, unless otherwise agreed in writing by the Parent, the Corporation shall take all commercially reasonable steps to hold the Meeting and to cause the Arrangement Resolution to be voted on at the Meeting and shall not propose to adjourn or postpone the Meeting other than as contemplated by Section 2.4(1);

(3) subject to the terms of this Agreement, other than following a Change in Recommendation permitted by Section 5.4(1), use commercially reasonable efforts to solicit proxies in favour of the approval of the Arrangement Resolution and against any resolution submitted by any Shareholder that is inconsistent with the Arrangement Resolution and the completion of any of the transactions contemplated by this Agreement, including using commercially reasonable efforts to cooperate with any Persons engaged by the Parent to solicit proxies in favour of the approval of the Arrangement Resolution;

(4) as reasonably requested from time to time by the Parent and subject to the Confidentiality Agreement, provide the Parent with copies of or access to any lists of (a) the registered holders of Shares, participants and book-based nominee registrants such as The Depository Trust Company (DTC), and/or non-objecting beneficial owners of Shares prepared or delivered to the Corporation by any transfer agent, dealer or proxy solicitation services firm and in the possession of the Corporation, (b) the names and holdings of all Persons having rights to acquire Shares, including holders of Options, Restricted Stock Units and Warrants, (c) supplemental lists setting out changes to the foregoing, and (d) additional information regarding the Meeting generated by any transfer agent, dealer or proxy solicitation services firm and in the possession of the Corporation;

(5) consult in good faith with the Parent in fixing and publishing the record date and meeting date for the Meeting, and allow the Representatives of the Parent (including its outside legal counsel) to attend the Meeting;

(6) promptly advise the Parent, at such times as the Parent may reasonably request and at least on a daily basis on each of the last ten (10) Business Days prior to the date of the Meeting, as to the aggregate tally of the proxies (for greater certainty, specifying votes “for” and votes “against” the Arrangement Resolution) received by the Corporation in respect of the Arrangement Resolution;

(7) promptly advise the Parent of any substantive written or oral communication from any Shareholder in opposition to the Arrangement (or any material business partner of the Corporation who has petitioned or is threatening to petition the Court in opposition of the Arrangement) or any written notice of dissent or purported exercise by any Shareholder of Dissent Rights received by the Corporation in relation to the Arrangement Resolution and any withdrawal of Dissent Rights received by the Corporation and, subject to applicable Laws, any written communications sent by or on behalf of the Corporation to any Shareholder exercising or purporting to exercise Dissent Rights in relation to the Arrangement Resolution;

(8) not make any payment or settlement offer, or agree to any payment or settlement, prior to the Effective Time with respect to Dissent Rights without the prior written consent of the Parent; and

(9) not change the record date for determining the Shareholders entitled to vote at the Meeting in connection with any adjournment or postponement of the Meeting unless required by applicable Law or with the Parent’s prior written consent.

Section 2.5 The Circular.

(1) The Corporation shall, as promptly as reasonably practicable, and in any event within fifteen (15) Business Days after the date of this Agreement, prepare and complete, in consultation with the Parent, the Circular together with any other documents required by applicable Law in connection with the Meeting and the Arrangement, and file the Circular in preliminary form with the SEC, together with any such documents. As promptly as reasonably practicable following the SEC Clearance Date and receipt of the Interim Order, and in any event prior to the Mailing Deadline, cause the Circular and such other documents to be filed and sent to each Shareholder and other Persons as required by the Interim Order and applicable Law, in each case so as to permit the Meeting to be held by the date specified in Section 2.4(1).

(2) The Corporation shall ensure that the Circular complies in all material respects with applicable Law, does not contain a misrepresentation (other than, in each case, with respect to any information furnished by the Parent, its affiliates and their respective Representatives for inclusion in the Circular) and provides the Shareholders with sufficient information in sufficient detail to permit them to form a reasoned judgement concerning the matters to be placed before the Meeting. Without limiting the generality of the foregoing, the Circular shall include:

(a)	a summary and copy of the Fairness Opinion; and

(b)	a statement that the Board has received the Fairness Opinion, and has, after receiving legal and financial advice made the Board Recommendation.

(3) The Corporation shall give the Parent and its outside legal counsel a reasonable opportunity to review and comment on drafts of the Circular and all documents required for Court approval of the Plan of Arrangement and the granting of the Interim Order and Final Order, and shall give reasonable consideration to any comments made by the Parent and its outside legal counsel, and agrees that all information relating to the Parent and its affiliates, and any information describing the terms of the Arrangement and/or the Plan of Arrangement, must be in a form and content satisfactory to the Parent, acting reasonably. The Corporation shall provide the Parent with all comments, written or oral, received from the SEC, promptly (and in any event within twenty-four (24) hours) upon receipt from the SEC, and give the Parent and its outside legal counsel a reasonable opportunity to review and comment on any responses, written or oral, submitted or proffered to the SEC. In addition, the Corporation shall provide the Parent with a final copy of the Circular prior to its mailing to the Shareholders.

(4) The Parent shall provide on a timely basis in writing to the Corporation all necessary information concerning the Parent and its affiliates that is required by applicable Law to be included by the Corporation in the Circular or other related documents, and shall ensure that such information does not contain any misrepresentations.

(5) Each Party shall promptly (and in any event within twenty-four (24) hours) notify the other Party if it becomes aware that the Circular contains a misrepresentation, or otherwise requires an amendment or supplement. The Parties shall cooperate in the preparation of any such amendment or supplement as required or appropriate, and the Corporation shall promptly mail, file or otherwise publicly disseminate any such amendment or supplement to the Shareholders and, if required by the Court or by Law, file the same with the Securities Authorities or any other Governmental Entity.

Section 2.6 Final Order.

If the Interim Order is obtained and the Arrangement Resolution is passed at the Meeting as provided for in the Interim Order and as required by applicable Law, the Corporation shall, subject to the terms of this Agreement, take all steps necessary to submit the Arrangement to the Court and diligently pursue an application for the Final Order pursuant to Section 192 of the CBCA, as soon as reasonably practicable and in any event no later than five (5) Business Days after the Arrangement Resolution is passed at the Meeting.

Section 2.7 Court Proceedings.

Subject to the terms of this Agreement, the Parent shall reasonably cooperate with and assist the Corporation in seeking the Interim Order and the Final Order, including by providing to the Corporation on a timely basis any information required by applicable Law to be supplied by the Parent in connection therewith, as may be reasonably requested by the Corporation. In connection with all Court proceedings relating to obtaining the Interim Order and the Final Order, the Corporation shall, subject to the terms and conditions of this Agreement:

(a)	diligently pursue, and cooperate with the Parent to obtain, the Interim Order and the Final Order;

(b)

provide the Parent and its outside legal counsel with a reasonable opportunity to review and comment upon drafts of all material to be filed with, or submitted to, the Court in connection with the Arrangement, including drafts of the notice of application, supporting affidavit(s), the Interim Order, the Final Order and the Circular, and consider in good faith all such comments of the Parent and its legal counsel;

(c)

provide outside legal counsel to the Parent on a timely basis with copies of any notice of appearance, evidence or other documents served on the Corporation or its outside legal counsel in respect of the motion for the Interim Order or the application for the Final Order or any appeal from them, and any notice, written or oral, indicating the intention of any Person to appeal, or oppose the granting of, the Interim Order or the Final Order;

(d)	ensure that all material filed with the Court in connection with the Arrangement is consistent in all material respects with the terms of this Agreement and the Plan of Arrangement;

(e)

not file any material with the Court in connection with the Arrangement or serve any such material, or agree to modify or amend any material so filed or served, except as contemplated by this Agreement or with the Parent’s prior written consent, such consent not to be unreasonably withheld, conditioned or delayed, provided the Parent is not required to agree or consent to any increase in or variation in the form of the Consideration or other modification or amendment to such filed or served materials that expands or increases the Parent’s or any of its affiliates’ obligations, or diminishes or limits the Parent’s or any of its affiliates’ rights, set forth in any such filed or served materials or under this Agreement;

(f)

oppose any proposal from any Person that the Final Order contain any provision inconsistent with this Agreement, and if required by the terms of the Final Order or by Law to return to Court with respect to the Final Order, to do so only after notice to, and in consultation and cooperation with, the Parent; and

(g)

not unreasonably object to legal counsel to the Parent making such submissions on the hearing of the motion for the Interim Order and the application for the Final Order as such counsel considers appropriate, provided the Parent provides copies to the Corporation of any documents supporting such submissions in advance of the hearing and such submissions are consistent with this Agreement and the Plan of Arrangement.

Section 2.8 Arrangement and Effective Date.

Closing of the Arrangement shall occur, and the Arrangement shall become effective, no later than the third Business Day following the satisfaction or waiver of all conditions to completion of the Arrangement set out in Article 6 (excluding any conditions that, by their terms, cannot be satisfied until the Effective Date, but subject to the satisfaction or, where not prohibited, waiver of those conditions as of the Effective Date by the applicable Party or Parties for whose benefit such conditions exist) or on such other time and date as may be agreed upon by the Parties in writing, and the Arrangement shall be effective at the Effective Time on the Effective Date and will have all of the effects provided by applicable Laws, including the CBCA. The closing of the transactions contemplated hereby shall take place via electronic document exchange or at the offices of Goodwin Procter LLP, 100 Northern Avenue, Boston, MA 02210 or at such other location as may be agreed upon by the Parties.

Section 2.9 Payment of Consideration.

The Purchaser shall in accordance with the Depositary Agreement and in any event prior to the Effective Time, provide (or cause to be provided) to the Depositary sufficient funds to be held in escrow to satisfy the aggregate Consideration payable pursuant to the Plan of Arrangement to Shareholders, which funds will be held and dealt with by the Depositary in accordance with the Depositary Agreement and the Plan of Arrangement; provided that the Purchaser shall not (nor shall any of its affiliates) be required to deposit any funds related to any CVR with the Rights Agent unless and until such deposit is required pursuant to the terms of the CVR Agreement.

Section 2.10 Adjustments to Consideration

If, between the date of this Agreement and the Effective Time, any change in the outstanding equity interests of the Corporation occur as a result of any reorganization, reclassification, recapitalization, stock split (including a reverse stock split), subdivision or combination, exchange or readjustment of shares, or any stock dividend or stock distribution (including any dividend or other distribution of securities convertible into Shares) with a record date during such period, the Consideration shall be equitably adjusted to reflect such change and provide the holders of each Share the same economic effect as contemplated by this Agreement prior to such event; provided, that nothing in this Section 2.10 shall be construed to permit the Corporation to take any such action that is restricted by any other provision of this Agreement, including actions taken without the consent of the Parent if such consent is required under Section 4.1.

Section 2.11 Tax Withholdings.

Each of the Parent, the Purchaser, the Corporation, the Depositary or any other Person that makes a payment pursuant to this Agreement, the Plan of Arrangement or the CVR Agreement shall be entitled to deduct and withhold from the amount payable such amount as such Person determines, acting reasonably, is required to be deducted or withheld pursuant to the Tax Act or the Code, or any other provision of any Law and remit such deducted and withheld amount to the appropriate Governmental Entity. To the extent that the amount is so deducted, withheld and properly remitted, such amount shall be treated for all purposes of this Agreement, the Plan of Arrangement and the CVR Agreement as having been paid to the relevant recipient. To the extent that the amount required to be deducted or withheld from any consideration payable to any Person hereunder exceeds the cash component, if any, of the consideration otherwise payable to such Person, the Purchaser, the Corporation, the Depositary, or any other Person, as applicable, may sell or otherwise dispose of such portion of the non-cash consideration otherwise payable to such Person as is necessary to provide sufficient funds to enable the payor to comply with such deduction and/or withholding requirements. As of the date hereof, the Parent and the Purchaser acknowledge that they do not intend, based on current Canadian Tax Law, to deduct or withhold any amount of Canadian Taxes in respect of amounts payable pursuant to the CVR Agreement.

Section 2.12 Options, Restricted Stock Units and Warrants; Employee Share Purchase Plan.

(1) The Parties acknowledge and agree that the Board shall exercise its discretion under each of the Stock Option Plans and Inducement Grant award agreements (to the extent permitted and/or necessary thereunder) to accelerate the vesting of all Options and Restricted Stock Units issued thereunder that are then outstanding effective at or immediately prior to the Effective Time. The Corporation shall take all reasonable steps as may be necessary or desirable to facilitate the surrender, settlement, termination and/or cancellation of all then outstanding Options and Restricted Stock Units (whether then vested or unvested) in accordance with the terms of the Plan of Arrangement and the applicable Stock Option Plan, Inducement Grant or applicable award agreement. The Parties acknowledge that the Options and Restricted Stock Units will be dealt with in the manner set forth in Section 3.1 of the Plan of Arrangement. Prior to the Effective Time, the Board (or, if applicable, any committee thereof administering the Stock Option Plans and Inducement Grant award agreements) shall pass such resolutions and take all actions necessary to (a) effectuate the provisions set forth in this Section 2.12(1), Section 2.12(2) and Section 3.1 of the Plan of Arrangement and (b) ensure that on or after the Effective Time no further Options, Restricted Stock Units or other rights with respect to Common Shares shall be granted or outstanding under the Stock Option Plans or Inducement Grant award agreements.

(2) The Parties acknowledge and agree that in respect of a payment made to a holder of Options who is a resident of Canada or who is employed in Canada (both within the meaning of the Tax Act) in connection with the surrender or cancellation of the Options as described in the Plan of Arrangement: (a) if the deduction under paragraph 110(1)(d) of the Tax Act is otherwise available to such holder of Options, the Corporation shall (i) make an election under subsection 110(1.1) of the Tax Act with respect to the payments made in exchange for the surrender of Options; and (ii) provide evidence in writing of such election to such holder of Options, in the form(s) prescribed in the Tax Act, and (b) no deduction will be claimed in respect of any such payments in respect of which such an election is made in computing the taxable income of the Corporation or any other Person not dealing at arm’s length with the Corporation under the Tax Act.

(3) As soon as practicable following the date of this Agreement, the Board (or, if applicable, any committee thereof administering the Employee Share Purchase Plan) shall pass such resolutions and take all actions necessary with respect to the Employee Share Purchase Plan to provide that (a) no Offering (as defined in the Employee Share Purchase Plan) shall commence or be extended following the date of this Agreement, (b) for each Offering that would otherwise have an Exercise Date (as defined in the Employee Share Purchase Plan) that occurs following the anticipated Effective Time, (i) such Exercise Date shall instead occur no later than seven (7) Business Days prior to the anticipated Effective Time, and (ii) each Employee Share Purchase Plan participant’s accumulated contributions under the Employee Share Purchase Plan shall be used to purchase Common Shares in accordance with the Employee Share Purchase Plan as of such Exercise Date, (c) the applicable purchase price for Common Shares (as a percentage of the fair market value of Common Shares) shall not be decreased below the levels set forth in the Employee Share Purchase Plan as of the date of this Agreement, (d) no participant in the Employee Share Purchase Plan may increase his or her rate of payroll deductions used to purchase Common Shares under the Employee Share Purchase Plan after the date of this Agreement (provided that, for the avoidance of doubt, participants shall be entitled to withdraw from the Employee Share Purchase Plan in accordance with the terms of the Employee Share Purchase Plan as in effect as of the date of this Agreement), (e) only participants in the Employee Share Purchase Plan as of the date of this Agreement may continue to participate in the Employee Share Purchase Plan after the date of this Agreement, and (f) the Employee Share Purchase Plan shall terminate in its entirety as of the Effective Time and no further rights shall be granted or exercised under the Employee Share Purchase Plan thereafter.

(4) The Corporation shall take all reasonable steps as may be necessary or desirable to facilitate the exchange, surrender, settlement, termination and/or cancellation of all outstanding Warrants, including delivering any notices required under the terms of any outstanding Warrants to the holders thereof not less than seven (7) Business Days prior to the Effective Time. The Parties acknowledge and agree that all Warrants that are not exchanged, surrendered settled, terminated and/or cancelled in accordance with their terms, whether conditionally or otherwise, prior to the Effective Time and that remain outstanding immediately prior to the Effective Time will be dealt with in the manner set forth in Section 3.1(a) of the Plan of Arrangement.

ARTICLE 3

REPRESENTATIONS AND WARRANTIES

Section 3.1 Representations and Warranties of the Corporation.

(1) Except as disclosed in (a) the Corporation Disclosure Letter or (b) other than with respect to Sections 1 [Corporate Existence and Power], 2 [Corporate Authorization], 3 [Execution and Binding Obligation], 4 [Governmental Authorization], 5 [Non-Contravention], 6 [Capitalization], 8 [Shareholders’ and Similar Agreements], 9 [Canadian Securities Laws Matters], 10 [U.S. Securities Laws Matters], 11 [Financial Statements] and 43 [Financial Advisors], the Corporation’s Public Disclosure Record (excluding from the Corporation’s Public Disclosure Record all risk factor disclosures, disclosures about market risk, or other cautionary, predictive or forward-looking disclosures contained therein that do not merely state specific historical events or circumstances affecting the Corporation), the Corporation makes the representations and warranties to the Parent and the Purchaser as set forth on Schedule C hereto and acknowledges and agrees that the Parent and the Purchaser are relying upon such representations and warranties in connection with the entering into of this Agreement and the consummation of the Arrangement.

(2) Except for the representations and warranties set forth in this Agreement including the related disclosures in the Corporation Disclosure Letter, neither the Corporation nor any other Person has made or makes any other express or implied representation or warranty, either written or oral, on behalf of the Corporation in connection with the transactions contemplated by this Agreement.

(3) The representations and warranties of the Corporation contained in this Agreement shall not survive the completion of the Arrangement and shall expire and be terminated at the Effective Time.

(4) Contemporaneously with the execution and delivery of this Agreement, the Corporation is delivering to the Parent and the Purchaser the Corporation Disclosure Letter required to be delivered pursuant to this Agreement, which sets out the disclosures, exceptions and exclusions contemplated or permitted by this Agreement, including certain exceptions and exclusions to the representations and warranties and covenants of the Corporation contained in this Agreement. If a matter is set out, disclosed, listed, described or reflected in a particular section of the Corporation Disclosure Letter, it is deemed to have been sufficiently disclosed to the Parties if (i) such matter is described in that particular section of the Corporation Disclosure Letter, (ii) there is, in that particular section, a specific cross-reference to another section of the Corporation Disclosure Letter, or (iii) such matter is disclosed in another section of the Corporation Disclosure Letter, provided that the relevance of such matter to items that are the subject of the representation or warranty in this Agreement corresponding to that particular section is reasonably apparent on the face of such disclosure.

Section 3.2 Representations and Warranties of the Parent and the Purchaser.

(1) The Parent and the Purchaser make the representations and warranties to the Corporation as set forth on Schedule D hereto and acknowledge and agree that the Corporation is relying upon such representations and warranties in connection with the entering into of this Agreement and the consummation of the Arrangement.

(2) Except for the representations and warranties set forth in this Agreement, neither the Parent, the Purchaser, nor any other Person has made, or makes any other, express or implied representation or warranty, either written or oral, on behalf of the Parent or the Purchaser in connection with the transactions contemplated by this Agreement.

(3) The representations and warranties of the Parent and the Purchaser contained in this Agreement shall not survive the completion of the Arrangement and shall expire and be terminated at the Effective Time.

ARTICLE 4

COVENANTS

Section 4.1 Conduct of Business of the Corporation.

(1) The Corporation covenants and agrees that, during the period from the date of this Agreement until the earlier of the Effective Time and the time that this Agreement is validly terminated in accordance with its terms (such period, the Interim Period), the Corporation shall, and shall cause its Subsidiaries to, (a) to conduct its business in the Ordinary Course and (b) use commercially reasonable efforts to maintain and preserve the current business organization, goodwill, assets and properties of the Corporation and its Subsidiaries, keep available the services of the Corporation Employees and maintain its relationships with the Corporation Employees, and maintain good relationships with suppliers, customers, landlords, creditors, distributors, joint venture partners and all other Persons having business relationships with the Corporation or its Subsidiaries, except, in each case, (i) as required by applicable Law, (ii) as required or expressly permitted by this Agreement, (iii) as set forth in Section 4.1(1) of the Corporation Disclosure Letter, or (iv) with the prior written consent of the Parent (which consent shall not be unreasonably withheld, conditioned or delayed).

(2) Except (w) as required by applicable Law, (x) as required or expressly permitted by this Agreement, (y) as set forth in Section 4.1(2) of the Corporation Disclosure Letter, or (z) with the prior written consent of the Parent (which consent shall not be unreasonably withheld, conditioned or delayed), during the Interim Period, the Corporation shall not, and shall not permit any of its Subsidiaries to, directly or indirectly:

(a)	amend or otherwise change or modify its Constating Documents or, in the case of any Subsidiary which is not a corporation, its similar organizational documents;

(b)

reduce the stated capital or adjust, split, reverse split, subdivide, combine, reclassify, modify or amend any shares of its capital stock (including, in respect of the Corporation, the Shares) or securities, including any debt securities, options, equity or equity-based compensation, restricted stock, restricted stock units, warrants, convertible securities or other rights of any kind to acquire any of such securities;

(c)

declare, set aside, make or pay any dividend or other distribution (whether in cash, stock or property or any combination thereof) with respect to the Corporation’s, or any of its Subsidiaries’, securities, other than a dividend or distribution by a wholly owned Subsidiary to the Corporation or another wholly owned Subsidiary of the Corporation;

(d)

redeem, repurchase, or otherwise acquire or offer to redeem, repurchase or otherwise acquire, directly or indirectly, any shares of its capital stock (including, in respect of the Corporation, the Shares) or securities, other than pursuant to the cashless or net exercise of Options or Warrants or the forfeiture of, or withholding of Taxes with respect to, Options, Restricted Stock Units or Warrants, in each case, that are outstanding on the date hereof and in accordance with the terms governing such Options, Restricted Stock Units or Warrants, as applicable, as in force on the date hereof;

(e)

(i) adopt a plan of liquidation or resolution providing for the liquidation, dissolution or winding up of the Corporation or any of its Subsidiaries, (ii) reorganize, merge, combine or amalgamate with any Person or (iii) (A) acquire (by merger, consolidation, acquisition of shares or assets or otherwise) or agree to acquire, directly or indirectly, in one transaction or in a series of related transactions, any Person, (B) make any investment or agree to make any investment, directly or indirectly, in one transaction or in a series of related transactions, either by purchase of shares or securities, contributions of capital or otherwise, except with respect to a wholly owned Subsidiary or (C) purchase any assets of any other Person other than in the Ordinary Course for consideration in excess of $500,000;

(f)

enter into, or resolve to enter into, any agreement that has the effect of creating a joint venture, partnership, shareholders’ agreement, profit-sharing arrangement, co-development agreement or similar relationship;

(g)

other than in the Ordinary Course, engage in any transaction with any Corporation Employee, director or Contractor of the Corporation or any of its Subsidiaries or any of their respective affiliates or associates that would be required to be disclosed under Item 404 of Regulation S-K;

(h)

issue, grant, transfer, deliver, sell, pledge or otherwise encumber, or authorize the issuance, grant, delivery, sale, pledge, encumbrance or create any derivative interest in, any shares of its capital stock or other equity or voting interests, or any options, restricted stock units, warrants or similar rights exercisable or exchangeable for or convertible into, or otherwise evidencing a right to acquire such securities or other equity or voting interests, or any stock appreciation rights, phantom stock awards or other rights that are linked to the price or the value of the Shares, except for the issuance of Shares issuable upon the exercise or settlement of the currently outstanding Options, Restricted Stock Units and Warrants or pursuant to the Employee Share Purchase Plan, in each case, as required by the terms governing such Options, Restricted Stock Units, Warrants or the Employee Share Purchase Plan, as applicable, as in force on the date hereof;

(i)

(i) make any capital expenditures, or incur any obligations, liabilities or indebtedness in respect thereof during the remaining portion of the current fiscal year which in the aggregate exceed $500,000, or (ii) commit to make any capital expenditures, or incur any obligations, liabilities or indebtedness in respect thereof beyond the current fiscal year which individually or in the aggregate exceed $500,000 (other than intercompany indebtedness among the Corporation and its subsidiaries, capital leases and other indebtedness incurred in the Ordinary Course);

(j)

commence, cancel, waive, release, assign, settle or compromise any Action (including any insurance claim), in whole or in part, (i) relating to the assets or the business of the Corporation or its Subsidiaries, other than as results solely in monetary obligations involving payment (without admission of guilt or wrongdoing) by the Corporation or any Subsidiary of an amount not greater than $150,000 (net of insurance proceeds) in the aggregate, or (ii) brought by any present, former or purported holder of securities of the Corporation or any of its Subsidiaries in connection with the transactions contemplated by this Agreement or the Arrangement;

(k)

(i) prepay, discharge or satisfy any indebtedness for borrowed money in excess of $500,000 in the aggregate before its scheduled maturity or increase, create, incur, assume or otherwise become liable for any indebtedness for borrowed money or guarantees thereof; or (ii) (A) before due and owing, pay, discharge or satisfy, or (B) waive, release, assign, settle or compromise, any material claims or material liabilities (including any litigation, proceedings or investigation by any Governmental Entity);

(l)

make any loan or advance to, or any capital contribution or investment in, any other Person (in excess of $50,000), except (subject to Section 4.1(2)(v)) (i) to any wholly owned Subsidiary in the Ordinary Course or (ii) pursuant to advancement of expenses under any indemnification agreement set forth on Section 4.8(2) of the Corporation Disclosure Letter or the Constating Documents of the Corporation or any of its Subsidiaries;

(m)

assume, guarantee, endorse or otherwise become liable or responsible (whether directly, indirectly, contingently, or otherwise) with respect to any liabilities or obligations of any other Person in an amount in excess of $500,000 in the aggregate (other than (subject to Section 4.1(2)(v)) the Corporation or a Subsidiary and other than accounts payable to trade creditors and accrued liabilities in the Ordinary Course);

(n)	enter into any interest rate, currency, equity or commodity swaps, hedges, derivatives, forward sales contracts or similar financial instruments other than in the Ordinary Course;

(o)

make any material change in the Corporation’s, or any of its Subsidiaries’, methods, policies or procedures of accounting, except as required by changes in GAAP or pursuant to written instructions, comments or orders of a Governmental Entity;

(p)

except as required by Law or pursuant to the terms of any Employee Plan: (i) adopt, enter into, amend or terminate any Employee Plan (or any plan, policy, program, contract, arrangement or agreement that would be an Employee Plan if it were in effect on the date hereof), other than immaterial amendments that do not increase the cost or potential liability (including any increase in potential severance or termination entitlements or expansion of the conditions under which a Corporation Employee may become eligible to receive severance or termination entitlements) to the Corporation, its Subsidiaries, Parent or its affiliates or otherwise decrease their rights under such Employee Plan; (ii) grant, accelerate, increase or decrease or otherwise amend any payment, award, compensation or other benefit payable to, or for the benefit of, any current or former Corporation Employee or Contractor, other than as required pursuant to an existing Employee Plan as in force on the date hereof; (iii) hire, engage, promote or terminate (other than a termination for cause) the employment or engagement of any Corporation Employee, other than in the Ordinary Course for individuals below the level of vice president; (iv) engage or terminate any Consultant (other than a termination for cause or due to a material breach under the applicable consulting agreement for such consultant), other than the engagement of a consultant on an at-will basis or pursuant to a consulting agreement that is terminable at will or upon no more than thirty (30) days’ notice with no liability (other than any liability for compensation or fees owed for services rendered prior to the date of such termination); (v) grant any rights of indemnification, or grant or pay any retention, severance or termination entitlements, change of control, bonus or termination pay or similar payment to, or enter into any employment agreement, indemnity agreement, deferred compensation or bonus compensation agreement (or amend such existing agreement other than immaterial amendments that do not increase the cost or potential liability (including any increase in potential severance or termination entitlements or expansion of the conditions under which a Corporation Employee may become eligible to receive severance) to the Corporation, its Subsidiaries, Parent or its affiliates or otherwise decrease their rights under such agreement) with, any current or former Corporation Employee or Contractor except as required by the terms of an existing Employee Plan or Contract as in force on the date hereof; (vi) make any loan to any current or former Corporation Employee or Contractor; or (vii) communicate with any Corporation Employee or Contractor with respect to the compensation, benefits, or other treatment they will receive following the Effective Time, unless such communication (x) does not include any information regarding compensation, benefits or other treatment that is not specifically set forth in this Agreement (including the Corporation Disclosure Letter) or (y) is approved by the Parent in advance of such communication or is substantially consistent with a communication previously approved by the Parent;

(q)

negotiate or enter into any union recognition agreement, collective bargaining agreement, union agreement or similar Contract or legally binding commitment with any trade union or representative body other than as required by applicable Law;

(r)

(i) negotiate, amend, extend, renew or modify in any material respect, terminate, waive any material right under, release or assign any material rights under any Material Contract, or (ii) enter into any Contract that would be a Material Contract if in effect on the date hereof in excess of $500,000, except for the entering into of any Contract with suppliers, distributors and other Persons in the Ordinary Course; provided, however, that Section 4.1(2)(r)(ii) shall not permit the entry into of any Contract for (x) the supply of any radioisotope, including Actinium-225 or (y) the provision of nuclear or related regulatory services;

(s)

enter into any Contract to lease, sublease, license or otherwise acquire any real property (including any Contract to purchase or any option agreement to purchase real property), or to grant any third party the right to occupy any Leased Real Property;

(t)

enter into an agreement that could result in the payment by the Corporation or any of its Subsidiaries of a finder’s fee, success fee or other similar fee in connection with the Arrangement or the other transactions contemplated in this Agreement, provided that the foregoing shall not prohibit the Corporation from entering into an agreement with any dealer and proxy solicitation services firm for purposes of soliciting proxies in connection with the Arrangement;

(u)

make, amend or rescind any material Tax election or designation, settle or compromise any material Tax claim, action, litigation, proceeding, investigation, audit, controversy, assessment, reassessment or liability, amend any Tax Return in any material respect, surrender any right to claim a material Tax abatement, reduction, deduction, exemption, credit or refund, consent to the extension or waiver of the limitation period applicable to any material Tax matter, fail to pay any material Tax that became due and payable except for Taxes being disputed in good faith and for which adequate reserves have been established in the applicable financial statements in accordance with GAAP, make a request for a Tax ruling or enter into or terminate any material agreement with a Governmental Entity with respect to Taxes, or materially amend or change any of its methods or reporting income, deductions or accounting for income Tax purposes, in each case other than in the Ordinary Course or as required by applicable Law;

(v)

make any “investment” (as defined for purposes of section 212.3 of the Tax Act) in any corporation that is a “foreign affiliate” of the Corporation other than an investment occurring in the Ordinary Course to fund such foreign affiliate;

(w)

knowingly enter into any transaction, other than in the Ordinary Course or in connection with any Pre-Closing Reorganization, that, in each case, could reasonably be expected to have the effect of materially reducing or eliminating the amount of the tax cost “bump” pursuant to paragraphs 88(1)(c) and 88(1)(d) of the Tax Act, that would otherwise be available, in respect of the securities of any of the Corporation’s Subsidiaries and other non-depreciable capital property owned by the Corporation or any of its Subsidiaries on the date hereof, upon an amalgamation or winding up of the Corporation or any of its Subsidiaries (or any of their respective successors), including, by way of example, transferring any property owned by the Corporation or any of its Subsidiaries resident in Canada to a partnership, or undertaking any transactions that give rise to a dividend or deemed dividend to which paragraph 55(3)(b) of the Tax Act applies;

(x)

sell, pledge, lease, dispose of, mortgage, licence, encumber or otherwise transfer or agree to sell, pledge, lease, dispose of, mortgage, licence, encumber or otherwise transfer any material tangible assets of the Corporation or any of its Subsidiaries, except: (i) sales or dispositions of obsolete assets in the Ordinary Course, and (ii) Permitted Liens;

(y)

(i) sell, transfer, assign or dispose of any right in any Corporation Intellectual Property or any Intellectual Property, in each case material to any Corporation Pharmaceutical Product, (ii) other than non-exclusive licenses granted to third Persons in the Ordinary Course that are terminable by the Corporation without any consent, material penalty or material payment, lease or grant a license of any right in any Corporation Intellectual Property or any Intellectual Property material to any Corporation Pharmaceutical Product or (iii) assign or grant a license of any material right in any other Owned Intellectual Property;

(z)

(i) waive, amend or voluntarily terminate any inbound license in favour of the Corporation with respect to any Corporation Intellectual Property or any Intellectual Property material to any Corporation Pharmaceutical Product, (ii) amend any Contract with respect to the use of any Corporation Intellectual Property material to any Corporation Pharmaceutical Product, or (iii) amend or waive any rights under any Material Contract, enter into any Contract that would be a Material Contract if in effect on the date hereof, or enter into any in-license of Intellectual Property, in each case, with respect to any Corporation Pharmaceutical Product;

(aa)

(i) except as required by applicable Law or Governmental Entity, or is deemed necessary by an existing Institutional Review Board process, commence (other than planning) or terminate (alone or with any third party) any research or development program, phase I, phase II, phase III or phase IV human clinical trial, including initiation of a new Institutional Review Board process, involving any Corporation Pharmaceutical Product, or (ii) make any material changes to, or to discontinue, terminate or suspend any ongoing research and development program relating to a Corporation Pharmaceutical Product;

(bb)

(i) waive or materially amend (except in the course of using reasonable efforts to prosecute Owned Intellectual Property) the Corporation’s rights in or to any Owned Intellectual Property that is registered or the subject of an application for registration; or (ii) fail to use reasonable efforts to prosecute or maintain any Owned Intellectual Property that is registered or the subject of an application for registration, in each case, in the name of the Corporation or one of its Subsidiaries;

(cc)

except as contemplated in Section 4.9 and except for scheduled renewals in the Ordinary Course, amend, modify or voluntarily terminate, or fail to use commercially reasonable efforts to maintain in effect, any material insurance (or re-insurance) policy of the Corporation or any of its Subsidiaries in effect on the date of this Agreement, unless simultaneously with any such termination, replacement policies underwritten by insurance and re-insurance companies of nationally recognized standing providing coverage equal to or greater than the coverage under the terminated policy for substantially similar premium are in full force and effect;

(dd)

(i) waive, release or condition any non-compete, non-solicit, non-disclosure, confidentiality or other restrictive covenant owed to the Corporation or any of its Subsidiaries; or (ii) enter into any Contract which creates any non-competition or material non-solicit obligations for the Corporation or any of its Subsidiaries (other than employee non-solicitation obligations in the Ordinary Course);

(ee)	make or forgive any loans or advances to any of its officers, directors, Corporation Employees or agents (other than making advances of business expenses in the Ordinary Course);

(ff)	materially change the nature of its business or the business of any of its Subsidiaries; or

(gg)	authorize, agree, resolve or otherwise commit to do any of the foregoing.

(3) The Corporation covenants and agrees that, during the Interim Period, the Corporation shall, and shall cause its Subsidiaries to, in each case to the extent reasonably practicable and permitted under applicable Law:

(a)

consult with the Parent in connection with any proposed meeting with any Regulatory Authority (including any such meetings requested by a Regulatory Authority) (or the necessity for a meeting with a Regulatory Authority) relating to any Corporation Pharmaceutical Product;

(b)

promptly inform the Parent of, and provide the Parent with a reasonable opportunity to review (it being agreed that three (3) Business Days constitutes a reasonable opportunity to review), any material filing proposed to be made by or on behalf of the Corporation or any of its Subsidiaries, and any material correspondence or other material communication proposed to be submitted or otherwise transmitted, to any Regulatory Authority by or on behalf of the Corporation or any of its Subsidiaries, in each case relating to any Corporation Pharmaceutical Product;

(c)

keep the Parent promptly informed (it being agreed that sharing such information within three (3) Business Days of receipt is required to be considered prompt) of any material communication (written or, to the knowledge of the Corporation, oral) with or from any Regulatory Authority;

(d)

promptly inform the Parent and provide the Parent with a reasonable opportunity to comment (it being agreed that three (3) Business Days constitutes a reasonable opportunity to comment), in each case, prior to making any material change to any study, protocol, trial, manufacturing plan or development timeline relating to any Corporation Pharmaceutical Product, except where such change must be made in less than three (3) Business Days when (i) required by applicable Law or a Governmental Entity or (ii) deemed necessary or advisable by an Institutional Review Board;

(e)

use reasonable best efforts to obtain the waivers set forth in Section 4.1(3)(e) of the Corporation Disclosure Letter, as soon as reasonably practicable and in any event within thirty (30) days of the date hereof, to be effective as of the Effective Date, each on terms reasonably acceptable to Parent;

(f)	use reasonable best efforts to provide in the Data Room all statements of work and purchase orders for or related to each Material Contract;

(g)

use reasonable best efforts to provide in the Data Room any Contract with any clinical research organization or other agreement with a third party which is conducting one or more clinical studies on behalf of the Corporation or any Subsidiary that is not specifically referenced in the Corporation Disclosure Letter; and

(h)	take the actions set forth on Section 4.1(3)(h) of the Corporation Disclosure Letter.

(4) Nothing in this Section 4.1 or elsewhere in this Agreement (a) is intended to or shall result in the Parent exercising material influence over the operations of the Corporation or its Subsidiaries prior to the Effective Date, or (b) shall be interpreted in such a way as to place either of the Parent or the Corporation in violation of any applicable Law. Each of the Parent and the Corporation shall exercise, consistent with, and unless otherwise set forth in, the terms and conditions of this Agreement, complete control and supervision over its respective operations and the operations of its respective Subsidiaries.

Section 4.2 Covenants of the Corporation Regarding the Arrangement.

(1) The Corporation shall, and shall cause its Subsidiaries to, perform all obligations required to be performed by the Corporation or its Subsidiaries under this Agreement, reasonably cooperate with the Parent in connection therewith, and use its reasonable best efforts (unless, with respect to any action, another standard of performance is expressly provided for herein) to perform all such other actions as may be necessary in order to consummate and make effective, as soon as reasonably practicable, the Arrangement and, without limiting the generality of the foregoing, the Corporation shall, and shall cause its Subsidiaries to:

(a)

use its reasonable best efforts to satisfy all of its conditions precedent set forth in Section 6.1 and Section 6.2 and carry out the terms of the Interim Order and Final Order applicable to it and comply promptly with all requirements imposed by applicable Law on it or its Subsidiaries with respect to this Agreement or the Arrangement;

(b)	use its reasonable best efforts to effect all necessary registrations, filings and submissions of information required by Governmental Entities from it or its Subsidiaries relating to the Arrangement;

(c)

other than in connection with any Regulatory Approvals (which are the subject of Section 4.4), use its reasonable best efforts to, upon reasonable consultation with the Parent, oppose, lift or rescind any injunction, restraining or other order, decree, judgment or ruling seeking to restrain, enjoin or otherwise prohibit or adversely affect the consummation of the Arrangement and defend, or cause to be defended, any proceedings to which it or its Subsidiaries is a party or brought against it or its Subsidiaries or any of their directors or officers challenging the Arrangement or this Agreement;

(d)

use its reasonable best efforts to provide all required notifications and to obtain and maintain all third party consents, waivers or approvals that are required to be provided or obtained under Material Contracts in connection with the Arrangement or in order to maintain its Material Contracts in full force and effect following completion of the Arrangement, in each case, on terms that are reasonably satisfactory to the Parent, without paying, and without committing itself or its Subsidiaries or the Parent, the Purchaser or any of their respective affiliates to pay, any consideration or incur any liability or obligation without the prior written consent of the Parent, which consent will not be unreasonably withheld, conditioned or delayed (it being understood that the Corporation shall be under no obligation to agree to any such payment or incur any such liability or obligation unless contingent upon the consummation of the Arrangement); and

(e)

use its reasonable best efforts to not take any action, or refrain from taking any action, or permit any action to be taken or not taken, which would reasonably be expected to prevent, materially delay or otherwise materially impede the consummation of the Arrangement or the transactions contemplated by this Agreement (including the satisfaction of any condition set forth in Article 6 or any Regulatory Approval), other than as required or permitted under this Agreement.

(2) The Corporation shall promptly notify the Parent of:

(a)	any Material Adverse Effect;

(b)

any notice or other communication (written or, to the knowledge of the Corporation, oral) from any Person alleging (i) that the consent, waiver or approval of such Person is required in connection with this Agreement or the Arrangement, (ii) such Person is terminating or otherwise materially adversely modifying a Material Contract, or alleging that the transactions contemplated by this Agreement would result in a breach of such Material Contract or (iii) such Person that is a party to a Material Contract is terminating or otherwise adversely modifying its relationship with the Corporation or any of its Subsidiaries;

(c)

any notice or other communication (written or, to the knowledge of the Corporation, oral) from any Governmental Entity in connection with this Agreement (and, subject to applicable Law, the Corporation shall promptly (and in any event within twenty-four (24) hours following receipt) provide a copy of any such written notice or communication to the Parent); or

(d)

any actions, suits, arbitrations or other proceedings commenced or, to the knowledge of the Corporation, threatened against the Corporation or any of its Subsidiaries or affecting their assets that relate to this Agreement or the Arrangement, in each case to the extent that such notice, communication, action, suit, arbitration or proceeding would reasonably be expected to materially impair, materially impede, materially delay or prevent the Corporation from performing its obligations under this Agreement.

(3) The Parent’s receipt of information pursuant to Section 4.2(2) or otherwise shall not operate as a waiver (including with respect to Article 6) or otherwise diminish the scope of, or otherwise affect any representation, warranty or covenant made by the Corporation in this Agreement.

Section 4.3 Covenants of the Parent Relating to the Arrangement.

(1) The Parent shall perform all obligations required to be performed by it under this Agreement, cooperate with the Corporation in connection therewith, and shall use its reasonable best efforts (unless, with respect to any action, another standard of performance is expressly provided for herein) to perform all such other actions as may be necessary in order to consummate and make effective, as soon as reasonably practicable, the Arrangement and, without limiting the generality of the foregoing, the Parent shall:

(a)

use its reasonable best efforts to satisfy all of its conditions precedent set forth in Section 6.1 and Section 6.3 and carry out the terms of the Interim Order and Final Order applicable to it and comply promptly with all requirements imposed by applicable Law on it with respect to this Agreement or the Arrangement;

(b)

use its reasonable best efforts to effect all necessary registrations, filings and submissions of information required by Governmental Entities from it or its affiliates relating to the Arrangement or the transactions contemplated by this Agreement;

(c)

other than in connection with any Regulatory Approvals (which are the subject of Section 4.4), use its reasonable best efforts, upon reasonable consultation with the Corporation, to oppose, lift or rescind any injunction, restraining or other order, decree, judgment or ruling seeking to restrain, enjoin or otherwise prohibit or adversely affect the consummation of the Arrangement and defend, or cause to be defended, any proceedings to which it is a party or brought against it or its directors or officers and challenging the Arrangement or this Agreement;

(d)

not, and cause its affiliates not to, enter into or agree to enter into any transaction (including by merger, consolidation, acquisition of shares or assets, license of intellectual property, pharmaceutical or scientific collaboration, or otherwise) that:

(i)

results in the Parent acquiring any material interest in any Person, or a substantial portion of the assets of any Person, in each case, related to the development or commercialization of (A) prostate-specific membrane antigen (PSMA)-targeted radiopharmaceutical therapies for the treatment of tumors expressing PSMA, (B) insulin-like growth factor 1 receptor (IGF-1R)-targeted radiopharmaceutical therapies for the treatment of solid tumors expressing IGF-1R, or (C) neurotensin receptor type 1 (NTSR1)-targeted radiopharmaceutical therapies for the treatment of solid tumors expressing NTSR1; and

(ii)

would reasonably be expected to prevent, materially delay or otherwise materially impede the receipt of any Regulatory Approval or consummation of the Arrangement or the transactions contemplated by this Agreement; and

(e)

with respect to the Tax year of the Corporation beginning on the Effective Date, not take or permit to be taken any action, make any filing, or enter into any transaction or series of transactions that would cause or result in such Tax year to end on or before August 31, 2024.

(2) The Parent shall promptly notify the Corporation of:

(a)

any notice or other communication (written or, to the knowledge of the Corporation, oral) from any Person alleging that consent, waiver or approval of such Person is required in connection with this Agreement or the Arrangement;

(b)

any material notice or other communication (written or, to the knowledge of the Corporation, oral) from any Governmental Entity in connection with this Agreement (and, subject to applicable Law, the Parent shall promptly provide a copy of any such written notice or communication to the Corporation); or

(c)

any actions, suits, arbitrations or other proceedings commenced or, to the actual knowledge of the Parent, threatened against the Parent or any of its affiliates that relate to this Agreement or the Arrangement, in each case to the extent that such notice, communication, action, suit, arbitration or proceeding would reasonably be expected to materially impair, materially impede, materially delay or prevent the Parent from performing its obligations under this Agreement.

(3) The Corporation’s receipt of information pursuant to Section 4.3(1)(d) or otherwise shall not operate as a waiver (including with respect to Article 6) or otherwise diminish the scope of, or otherwise affect any representation, warranty or covenant made by the Parent in this Agreement.

Section 4.4 Regulatory Approvals

(1) Without limiting the generality of the foregoing, with respect to the Regulatory Approvals:

(a)

the Parent shall cooperate in preparation of a notification under section 11 of the Investment Canada Act with respect to the transaction contemplated hereby, which the Purchaser shall submit in complete form within five (5) Business Days following the date hereof;

(b)

the Parent and the Corporation shall, as promptly as practicable, and in any event within five (5) Business Days following the date hereof, each make an appropriate filing of a Notification and Report Form pursuant to the HSR Act with respect to the transactions contemplated hereby unless the Federal Trade Commission or US Department of Justice does not receive, accept, or process Notification and Report Forms due to a lapse in appropriations, in which case the Parent and the Corporation shall each make an appropriate filing upon the later of (x) ten (10) Business Days following the date hereof or (y) the first Business Day after the resumption in appropriations;

(c)

the Parent and the Corporation shall, as promptly as practicable, and in any event within ten (10) Business Days following the date of this Agreement, each file with the Competition Bureau their respective pre-merger notification forms pursuant to Part IX of the Competition Act (unless the Parent and the Corporation agree that notification forms should not be filed or should be filed at a later date), and the Parent shall file with the Commissioner of Competition a request for an Advance Ruling Certificate pursuant to Subsection 102(1) of the Competition Act;

(d)

the Parent and the Corporation shall cooperate in good faith and use their respective reasonable best efforts to obtain all Regulatory Approvals, including: (i) promptly furnishing to the other such information and assistance as may reasonably be requested in order to prepare any notification, application, filing or request in connection with a Regulatory Approval; (ii) consulting with, and considering in good faith, any suggestions or comments made by the other Party with respect to the documentation relating to the Regulatory Approvals process; (iii) providing or submitting on a timely basis, and as promptly as practicable, all documentation and information that is required or advisable; and (iv) cooperating in the preparation and submission of all applications, notices, filings, and submissions to Governmental Entities;

(e)	the Parent and the Corporation shall promptly inform the other Party of any material communication received by that Party in respect of obtaining or concluding the Regulatory Approvals;

(f)

the Parent and the Corporation shall use reasonable best efforts to respond promptly to any request or notice from any Governmental Entity requiring the Parties, or any one of them, to supply additional information that is relevant to the review of the transactions contemplated by this Agreement in respect of obtaining or concluding the Regulatory Approvals;

(g)

the Parent and the Corporation shall permit the other Party to review in advance any proposed applications, notices, filings and submissions to Governmental Entities (including responses to requests for information and inquiries from any Governmental Entity) in respect of obtaining or concluding the Regulatory Approvals;

(h)

the Parent and the Corporation shall promptly provide the other Party with any filed copies of applications, notices, filings and submissions, (including responses to requests for information and inquiries from any Governmental Entity) that were submitted to a Governmental Entity in respect of obtaining or concluding the Regulatory Approvals;

(i)

the Parent and the Corporation shall whenever possible, not participate in any substantive meeting or discussion (whether in person, by telephone or otherwise) with Governmental Entities in respect of obtaining or concluding the Regulatory Approvals unless it consults with the other Party in advance and gives the other Party or its legal counsel the opportunity to attend and participate thereat, unless a Governmental Entity requests otherwise;

(j)	the Parent and the Corporation shall keep the other Party promptly informed of the status of discussions relating to obtaining or concluding the Regulatory Approvals; and

(k)

Notwithstanding the foregoing or anything in this Agreement to the contrary, solely with respect to obtaining the Regulatory Approvals, the Parent shall, on behalf of the Parties, have the right to determine, direct and control the strategy and timing (subject to Section 4.4(1)(a) – (c)) for, and make all decisions relating to (and shall take the lead in all meetings and communications with any Governmental Entity relating to), any required submissions, responses to information requests and filings to any Governmental Entity or other Person and obtaining any consent or approval of any Governmental Entity or other Person, and, to the extent permissible, the Corporation shall use its reasonable best efforts to act consistently with such strategy; provided that the Parent shall consult with, and give reasonable consideration to, the Corporation in respect thereof.

(2) Notwithstanding any other requirement in this Section 4.4, where a Party (a Disclosing Party) is required under this Section 4.4 to provide information to the other Party (a Receiving Party) that the Disclosing Party deems to be competitively sensitive information or otherwise reasonably determines in respect thereof that disclosure should be restricted, the Disclosing Party may restrict the provision of such competitively sensitive and other restricted information only to antitrust counsel of the Receiving Party, provided that the Disclosing Party also provides to the Receiving Party upon request of the Receiving Party a redacted version of such information which does not contain any such competitively sensitive or other restricted information.

(3) Neither Party shall (a) extend any waiting period under the Competition Act, the HSR Act or any applicable antitrust or foreign investment regulation; or (b) enter into agreement with any Governmental Entity not to consummate the transactions contemplated by this Agreement, except, in each case, with the prior consent of the other Party hereto (which consent shall not be unreasonably withheld, conditioned or delayed).

(4) The Parent and the Corporation shall use reasonable best efforts to obtain the Key Regulatory Approvals and permit the consummation of the transactions contemplated herein prior to the Outside Date. Notwithstanding the foregoing or anything to the contrary in this Agreement, reasonable best efforts shall not obligate the Parent or any of its affiliates, including the Purchaser to, and without the prior written consent of the Parent, neither the Corporation nor any of its affiliates shall: (a) undertake or enter into agreements or agree to the entry of an order or decree with any Governmental Entity; (b) commit to sell or dispose of, or hold separate or agree to sell or otherwise dispose of, assets, categories of assets or businesses of the Corporation, the Parent or any of their respective affiliates; (c) commit to terminate, amend or replace any existing relationships or contractual rights and obligations of the Corporation, the Parent or any of their respective affiliates; (d) terminate any relevant venture or other arrangement of the Corporation, the Parent or any of their respective affiliates; (e) effectuate any other change or restructuring of the Corporation, the Parent or any of their respective affiliates; (f) contest or resist any Action under any antitrust, competition or similar Law or have vacated, lifted, reversed or overturned any injunction or other judgment, order or decree that may result from such Action, whether temporary, preliminary or permanent; or (g) commit to provide prior notice or seek prior approval from any Governmental Entity of any future transaction.

(5) Each Party shall bear its own costs of preparing its own pre-merger notifications and similar filings and notices in other jurisdictions and related expenses incurred to obtain all Regulatory Approvals, including HSR Approval and Competition Act Approval. The Parent shall be responsible for payment of the applicable filing fees associated with such Regulatory Approvals.

Section 4.5 Access to Information; Confidentiality.

(1) During the Interim Period, subject to applicable Laws and the Confidentiality Agreement, the Corporation shall, and shall cause its Subsidiaries to give to the Parent, its affiliates and its Representatives, upon reasonable notice and at Parent’s expense, reasonable access to its and its Subsidiaries personnel, assets, properties, Books and Records, Contracts and financial and operating data or other information with respect to the personnel, assets or business of the Corporation or its Subsidiaries as the Parent or its Representatives may from time to time reasonably request in connection with strategic and integration planning, confirmatory due diligence, or for any other reasons reasonably relating to the transactions contemplated herein; provided, however, that the Corporation shall not be required to permit any access, or to disclose any information, that in the reasonable judgment of the Corporation would: (a) result in the disclosure of any trade secrets of third parties; (b) violate any obligation of the Corporation or its Subsidiaries with respect to confidentiality, non-disclosure or privacy; (c) jeopardize protections afforded to the Corporation or any of its Subsidiaries under the attorney-client privilege or the attorney work product doctrine (so long as the Corporation has reasonably cooperated with Parent to permit such inspection of or to disclose such information on a basis that does not waive such privilege with respect thereto); or (d) unduly interfere with the conduct of the business of the Corporation or its Subsidiaries; provided that the Corporation shall (i) give notice to the Parent of the fact that it is withholding such access or information and (ii) use its reasonable best efforts to design and implement alternative access or disclosure arrangements to enable the Parent and its Representatives to evaluate any such information. The Corporation shall continue to afford the Parent and its Representatives access to the Data Room during the Interim Period. Notwithstanding anything herein to the contrary, the Purchaser shall not, and shall cause its affiliates and Representatives not to, contact any known non-officer employee, partner, licensor, licensee, customer, vendor, or supplier or other Persons having business relations with the Corporation or any of its Subsidiaries in connection with this Agreement and the Arrangement without the Corporation’s prior written consent, and the Purchaser acknowledges and agrees that any such contact shall be arranged by and with a representative of the Corporation participating.

(2) Investigations made by or on behalf of the Parent, whether under this Section 4.5 or otherwise, will not waive, diminish the scope of, or otherwise affect any representation or warranty made by the Corporation in this Agreement.

Section 4.6 Disclosed Canadian Personal Information

(1) With respect to any Personal Information in the control of the Corporation or any of its Subsidiaries prior to Closing that is disclosed to the Parent or the Purchaser in connection with this Agreement and that is governed by applicable Canadian privacy Laws (the Disclosed Canadian Personal Information) prior to Closing, the Parent and the Purchaser shall (i) not collect, use or disclose the Disclosed Canadian Personal Information for any purposes other than those related to determining if it shall proceed with the transactions contemplated by this Agreement, the performance of this Agreement, or the consummation of the transactions contemplated by this Agreement, and (ii) protect the confidentiality of the Disclosed Canadian Personal Information in a manner consistent with security safeguards appropriate to the sensitivity of the information.

(2) Following Closing, the Parties: (i) shall not collect, use or disclose the Disclosed Canadian Personal Information for any purposes other than the purposes for which the information was initially collected, used or disclosed, or for which additional consent was or is obtained) or as otherwise permitted or required by applicable Laws; (ii) shall protect the confidentiality of all Disclosed Canadian Personal Information in a manner consistent with security safeguards appropriate to the sensitivity of the information; and (iii) shall give effect to any withdrawal of consent with respect to the Disclosed Canadian Personal Information.

(3) If the transactions contemplated by this Agreement do not proceed, the Parent and the Purchaser shall return to the Corporation or, at the Corporation’s request, destroy in a secure manner, the Disclosed Canadian Personal Information (and any copies) within a reasonable period of time.

Section 4.7 Public Communications.

(1) Except as otherwise contemplated herein, a Party shall not issue any press release or make any other public statement or disclosure with respect to this Agreement or the Arrangement without the consent of the other Party (which consent shall not be unreasonably withheld, conditioned or delayed), and no Party shall make any filing with any Governmental Entity (other than as contemplated in Section 2.3, Section 2.6, Section 2.7, Section 4.4 or as required under applicable Laws) with respect to this Agreement or the Arrangement without the consent of the other Party (which consent shall not be unreasonably withheld, conditioned or delayed); provided that any Party that is required to make disclosure by applicable Law with respect to the Arrangement or this Agreement shall, to the extent legally permissible, use its commercially reasonable efforts to give the other Party prior oral or written notice and a reasonable opportunity for it and its legal counsel to review or comment on the disclosure or filing (other than with respect to confidential information of the disclosing Party contained in such disclosure or filing). The Party making such disclosure required by applicable Law shall give reasonable consideration to any comments made by the other Party or its legal counsel, and if such prior notice is not possible, shall give such notice immediately following the making of such disclosure or filing. The Parties shall cooperate in the preparation of presentations, if any, to Securityholders regarding the Arrangement. Notwithstanding anything to the contrary herein, but subject to Article 5, the Corporation shall have no obligation to consult with the Parent prior to making any disclosure related to an Acquisition Proposal or a Change in Recommendation.

(2) Without limiting the generality of the foregoing and for greater certainty, the Parent acknowledges and agrees that the Corporation shall file, after providing reasonable prior written notice to the Parent, in accordance with Securities Laws, the Circular and this Agreement, together with a report related thereto, under the Corporation’s profile on each of EDGAR and SEDAR.

Section 4.8 Notice and Cure Provisions.

(1) Each Party shall promptly notify the other Party of the occurrence, or failure to occur, of any event or state of facts that would, or would be reasonably expected to:

(a)

cause any of the representations or warranties of such Party contained in this Agreement to be untrue or inaccurate in any material respect (or in all respects if already qualified by reference to “material”, “Material Adverse Effect” or other concept of materiality) at any time during the Interim Period; or

(b)

result in the failure, in any material respect, to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by such Party prior to or at the Effective Time under this Agreement.

(2) Notification provided under this Section 4.8 will not be deemed to cure any breach of or otherwise affect the representations, warranties, covenants, agreements or obligations of the Parties (or remedies with respect thereto) or the conditions to the obligations of the Parties under this Agreement.

(3) The Parent shall not be permitted to exercise its right to terminate this Agreement pursuant to Section 7.2(4)(a) and the Corporation shall not be permitted to exercise its right to terminate this Agreement pursuant to Section 7.2(3)(a), unless the Party seeking to terminate this Agreement (the Terminating Party) has delivered a written notice (a Termination Notice) to the other Party (the Breaching Party) specifying in reasonable detail all breaches of covenants, or incorrect or inaccurate representations and warranties or other matters which the Terminating Party asserts as the basis for termination. After delivering a Termination Notice, provided the Breaching Party is proceeding diligently to cure such matter and such matter is capable of being cured prior to the Outside Date, the Terminating Party may not exercise such termination right if such matter has been cured prior to the earlier of (a) the Outside Date, and (b) the date that is twenty (20) Business Days following receipt of such Termination Notice by the Breaching Party.

Section 4.9 Insurance and Indemnification.

(1) Prior to the Effective Date, the Corporation shall purchase customary “tail” policies of directors’ and officers’ liability insurance providing protection no less favourable in the aggregate to the protection provided by the policies maintained by the Corporation and its Subsidiaries which are in effect immediately prior to the Effective Date and providing protection in respect of claims arising from facts or events which occurred on or prior to the Effective Date, and the Parent shall, or shall cause the Corporation and its Subsidiaries to maintain such tail policies in effect without any reduction in scope or coverage for six (6) years from the Effective Date; provided that none of the Parent, the Purchaser or any of their respective affiliates shall be required to pay any amounts in respect of such coverage prior to the Effective Time; and provided further that the aggregate cost of such policies shall not exceed 300% of the aggregate annual premium for policies currently maintained by the Corporation and its Subsidiaries as set forth in Section 4.9 of the Corporation Disclosure Letter.

(2) The Parent shall cause the Corporation and its Subsidiaries to (a) honour all rights to indemnification or exculpation in favour of present and former officers and directors of the Corporation and its Subsidiaries to the extent that they are (i) now existing and contained in their Constating Documents or (ii) disclosed in the Corporation Disclosure Letter, and (b) acknowledge that such rights, to the extent that they are contained in their Constating Documents or disclosed in the Corporation Disclosure Letter, shall not be amended or rescinded in a manner adverse to the applicable officer or director and shall survive the completion of the Plan of Arrangement and shall continue in full force and effect in accordance with their terms, in each case, for a period of not less than six (6) years from the Effective Date.

(3) If Parent, the Corporation or any of its Subsidiaries, or any of their respective successors or assigns (i) consolidates or amalgamates with or merges or liquidates into any other Person and shall not be the continuing or surviving corporation or entity of such consolidation, amalgamation, merger or liquidation or (ii) transfers or conveys all or substantially all of its properties and assets to any Person, then, and in each such case, proper provision shall be made so that any such successor and assign shall assume the obligations set forth in this Section 4.9.

(4) This Section 4.9 shall survive the consummation of the Arrangement and is intended to be for the benefit of, and shall be enforceable by, the present and former directors and officers of the Corporation and its Subsidiaries and their respective heirs, executors, administrators and personal representatives (the Indemnified Persons) and shall be binding on the Parent, the Corporation, its Subsidiaries and their respective successors and assigns, and, for such purpose, the Corporation hereby confirms that it is acting as agent on behalf of the Indemnified Persons.

Section 4.10 NASDAQ De-Listing.

Subject to applicable Laws, the Parent and the Corporation shall use their commercially reasonable efforts to cause the Common Shares to be delisted from NASDAQ and de-registered under the Exchange Act, with effect as soon as reasonably practicable following the Effective Date.

Section 4.11 Rule 16b-3 Matters.

Prior to the Effective Time, the Corporation will take all such actions as may be reasonably necessary or advisable (to the extent permitted under Law and no-action letters issued by the SEC) to cause any dispositions of Common Shares and derivative securities with respect to any such Common Shares resulting from the transactions contemplated hereby by each individual who is subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to the Corporation immediately prior to the Effective Time to be exempt under Rule 16b-3 promulgated under the Exchange Act, to the extent permitted by Law.

Section 4.12 Section 338(g) Election.

The Parent and the Corporation shall cooperate fully prior to the Effective Date, as and to the extent reasonably requested by the other party, to determine whether any elections under Section 338(g) of the Code (or any similar provision under state, local or non-U.S. Law) will be made with respect to the acquisition of the Corporation and its Subsidiaries pursuant to this Agreement, provided that (i) no such election shall be made by the Parent (or any of its affiliates) if the Corporation reasonably determines, in consultation with its accountants, that such election would be likely to be materially adverse to the Shareholders or the Corporation and (ii) if such election is made by the Parent or any of its affiliates, the Parent shall submit a draft of each such election to the Corporation for review and approval (not to be unreasonably conditioned, delayed or withheld) no later than ten (10) Business Days prior to Effective Date. For the avoidance of doubt and notwithstanding anything to the contrary in this Agreement, if the Corporation has not provided consent to the filing of an election under Section 338(g) of the Code pursuant to this Section 4.12 prior to the Effective Date, no such election shall be made with respect to the transactions contemplated by this Agreement.

Section 4.13 Director Resignations.

Prior to the Effective Time, unless otherwise directed by the Parent, the Corporation will use commercially reasonable efforts to cause each director of the Corporation and each of its Subsidiaries to execute and deliver a letter effectuating such director’s resignation, effective as of the Effective Time, as a director of the Corporation or such Subsidiary, as applicable.

Section 4.14 Termination of Employee Plans.

If directed by the Parent in writing at least ten (10) Business Days prior to the Effective Time, the Corporation or its Subsidiaries shall (a) terminate any and all Employee Plans intended to be qualified under Section 401(a) of the Code, effective not later than the Business Day immediately preceding the Effective Time and (b) make all employee and employer contributions to such Employee Plans on behalf of all participants under such Employee Plans for all periods of service prior to the Effective Date, including such contributions that would have been made on behalf of such participants had the transactions contemplated by this Agreement not occurred. In the event that the Parent requests that any such Employee Plan be terminated, the Corporation or its Subsidiaries shall provide the Parent with evidence that such Employee Plans have been terminated (the form and substance of which shall be subject to review and reasonable approval by the Parent).

Section 4.15 Qualified Electing Fund Election.

Within ninety (90) days after the end of the taxable year of the Corporation which includes the Effective Date, the Parent shall, in consultation with its accountants, use commercially reasonable efforts to (a) determine whether the Corporation is a “passive foreign investment company” as defined in Section 1297(a) of the Code (a PFIC) with respect to such taxable year, (b) determine the PFIC status of any Subsidiaries of the Corporation with respect to such taxable year, (c) make such PFIC determinations available to the shareholders of the Corporation electronically (including by posting such information on an investor relations tab of the Parent’s ultimate parent’s website), and (d) provide a PFIC Annual Information Statement to allow existing Shareholders (or their direct or indirect beneficial owners) to make an election to treat the Corporation or any of its Subsidiaries as a “qualified electing fund” under Section 1295 of the Code.

Section 4.16 Employee Matters.

(1) For the period commencing at the Effective Time and ending twelve (12) months after the Effective Time (or the date the applicable Continuing Employee’s employment terminates, if sooner), the Parent agrees to, or cause its applicable affiliate to, provide each Corporation Employee who remains employed or is employed by the Parent, the Corporation or their respective affiliates after the Effective Time (each, a Continuing Employee) (a) an annual base salary or wage rate, as applicable, and an annual target cash incentive opportunity that are, taken as a whole, no less favourable in the aggregate to the annual base salary or wage rate, as applicable, and annual target cash incentive opportunity provided to such Continuing Employee immediately prior to the Effective Time; (b) retirement and health and welfare benefits at levels that are, taken as a whole, substantially comparable in the aggregate to either (i) those in effect for the Continuing Employee immediately prior to the Effective Time or (ii) those provided to similarly situated employees of the Parent or its affiliates in the same jurisdiction as such Continuing Employee (excluding for all purposes of this Section 4.16, severance, defined benefit pension, post-retirement medical, nonqualified deferred, equity or equity-based (including with respect to the Employee Share Purchase Plan), long-term incentive, retention, change in control and other special or non-recurring compensation or benefits). In addition, the Parent shall assume liability for, honor and comply with, and shall cause the Corporation and their respective affiliates to assume liability for, honor and comply with all Employee Plans applicable to Continuing Employees and in effect immediately prior to the Effective Time in accordance with their terms, including all severance, change in control and separation pay plans, agreements, policies and arrangements and employment agreements set forth on Section 23(a) of the Corporation Disclosure Letter and provide the severance payments and benefits required thereunder to any applicable Continuing Employee that experiences a qualifying termination of employment pursuant to the terms thereunder following the Effective Time (it being understood that this Section 4.16(1) shall not be deemed to prohibit the Parent from amending, modifying, replacing or terminating such Employee Plans in accordance with their respective terms).

(2) The Parent or its applicable affiliate will treat, and cause the applicable benefit plans to treat, the service of the Continuing Employees with the Corporation or any of its Subsidiaries or any affiliate of the Corporation attributable to any period before the Effective Time as service rendered to the Parent or any affiliate of the Parent for purposes of eligibility to participate, vesting and benefit accrual under the vacation policy, severance, health or welfare plan(s) and defined contribution plans maintained by the Parent or any of its affiliates, in each case, in which the applicable Continuing Employee participates and which are analogous to Employee Plans the applicable Continuing Employee participated in as of immediately prior to the Effective Time, except where credit would result in duplication of benefits (and, for the avoidance of doubt, except under any pension plan that is not a defined contribution plan or any retiree medical program or other retiree welfare benefit program); provided that the Corporation has made available to the Parent such information as is reasonably requested by the Parent to satisfy its obligations under this Section 4.16(2). Without limiting the foregoing, to the extent that any Continuing Employee participates in any health or other group welfare benefit plan of the Parent or any of its affiliates following the Effective Time, the Parent or its applicable affiliate shall use commercially reasonable efforts to cause (A) any pre-existing conditions or limitations, eligibility waiting periods or required physical examinations under any health or similar welfare plan of the Parent to be waived with respect to the Continuing Employees and their eligible dependents, to the extent waived under the corresponding plan in which the Continuing Employee participated immediately prior to the Effective Time, and (B) any amounts paid by a Continuing Employee under any of the Corporation’s health plans in the plan year in which the Effective Time occurs to be credited towards deductibles under the health plans of the Parent or any of its affiliates to the extent that such amounts were recognized prior to the Effective Time under the analogous Employee Plan; provided that the Corporation has made available to the Parent such information as is reasonably requested by the Parent to satisfy its obligations under this Section 4.16(2).

(3) Nothing in this Section 4.16 or elsewhere in this Agreement is intended nor shall be construed to (i) be treated as an amendment to, or the establishment of, any particular Employee Plan or other compensation or benefit plan, program, policy, agreement or arrangement, (ii) prevent the Parent or any of its affiliates (including, following the Effective Time, the Corporation and its Subsidiaries) from amending or terminating any Employee Plan or other compensation or benefit plan, program, policy, agreement or arrangement, in accordance with applicable Law, (iii) create a right in any employee to employment with the Parent, the Corporation or any of their respective affiliates, or (iv) create any third-party beneficiary rights in any Person with respect to the compensation, terms and conditions of employment and/or benefits that may be provided to any Continuing Employee or other service provider by the Parent, the Corporation or any of their respective affiliates or under any benefit plan which the Parent, the Corporation or any of their respective affiliates may maintain.

Section 4.17 Guarantee of the Parent.

The Parent hereby unconditionally and irrevocably guarantees in favour of the Corporation the due and punctual payment and performance by the Purchaser of each and every obligation of Purchaser hereunder, including the payment of the Consideration payable to Securityholders and the obligations to the Indemnified Persons, in each case in accordance with the terms of and subject to the conditions set forth this Agreement and the Plan of Arrangement. The Parent agrees to cause the Purchaser to comply with all of such Person’s obligations under or relating to this Agreement and the Plan of Arrangement and the transactions contemplated hereby and thereby. The Parent hereby agrees that the Corporation shall not have to proceed first against the Purchaser for such performance before exercising its rights under this guarantee against the Parent and the Parent agrees to be jointly and severally liable with the Purchaser for all such guaranteed obligations as if it were the principal obligor of such obligations.

Section 4.18 Debt Payoff.

The Corporation shall deliver to the Parent at least one (1) Business Day prior to the Effective Time, an executed customary payoff letter and lien terminations with respect to the Existing Credit Agreement, in each case, in form and substance reasonably acceptable to the Parent, subject to receipt by the Lenders (as defined in the Existing Credit Agreement) of the applicable payoff amount, for the release of all liens related to, and the prepayment, payoff, discharge and termination in full of all obligations outstanding under the Existing Credit Agreement (other than claims that expressly survive termination of the Existing Credit Agreement) (it being understood that the Corporation shall provide a draft of the payoff letter to the Parent at least three (3) Business Days prior to the Effective Time) subject to the occurrence of the Effective Time.

Section 4.19 CVR Agreement.

At or prior to the Effective Time, each of the Parent and the Purchaser shall authorize and duly adopt, execute and deliver, and will ensure that a duly qualified Rights Agent executes and delivers, the CVR Agreement, subject to any reasonable revisions to the CVR Agreement that are requested by such Rights Agent; provided, that such revisions are not, individually or in the aggregate, detrimental or adverse, taken as a whole, to any holder of a CVR. The Parent, the Purchaser and the Corporation shall reasonably cooperate, including by making any changes to the form of CVR Agreement, as necessary to ensure that the CVRs are not subject to registration under the Securities Act, the Exchange Act, any applicable state securities or “blue sky” laws or any applicable foreign securities laws.

Section 4.20 Pre-Closing Reorganization.

(1) The Corporation and each of its Subsidiaries agrees that, upon request of the Parent, the Corporation and its Subsidiaries, as applicable, shall use commercially reasonable efforts to perform such reorganizations of their respective corporate structure, capital structure, business, operations and assets or such other transactions as the Parent may request, acting reasonably, including the formation of a new Subsidiary and using commercially reasonable efforts to make advance preparations with CNSC to approve the transfer of any licenses as required for the ongoing functioning of the business following the Interim Period and as required in connection with any of the foregoing reorganizations or similar reorganizations, whether intended to occur before or after the Effective Date (the reorganizations and other transactions set forth in the immediately foregoing clause, each, a Pre-Closing Reorganization), and cooperate with the Parent and its advisors to determine the nature of the Pre-Closing Reorganizations that might be undertaken and the manner in which they would most effectively be undertaken. For greater certainty, the completion of any Pre-Closing Reorganization shall not be a condition to the completion of the Arrangement.

(2) Neither the Corporation nor any of its Subsidiaries will be obligated to participate in any Pre-Closing Reorganization under Section 4.20(1), unless such Pre-Closing Reorganization:

(a)

can be unwound in the event the Plan of Arrangement is not consummated (and by the time the Plan of Arrangement would otherwise have been consummated) without adversely affecting (i) the Corporation and its Subsidiaries, or (ii) the Shareholders, in each case of (i) and (ii), taken as a whole, in any material manner;

(b)	is not, in the reasonable opinion of the Corporation, prejudicial to (i) the Corporation and its Subsidiaries, or (ii) the Shareholders, in each case of (i) and (ii), taken as a whole;

(c)	does not reduce the Consideration or change the form of Consideration to be received by the Shareholders or affect or modify the timing of payment of the Consideration by Parent;

(d)

would not result in any Taxes being imposed on, or any adverse Tax consequences to, the Shareholders or Incentive Holders greater than the Taxes to the Shareholders or Incentive Holders in connection with the Arrangement in the absence of any Pre-Closing Reorganization;

(e)	does not interfere with the ongoing operations of the Corporation or any of its Subsidiaries in any material respect;

(f)	does not result in (i) any breach by the Corporation or a Subsidiary of any existing Contract or commitment by the Corporation or a Subsidiary; or (ii) breach of any applicable Law;

(g)	does not impair the ability of the Corporation or a Subsidiary, as applicable, to consummate, and will not delay the consummation of, the Plan of Arrangement;

(h)	does not prevent or delay the consummation of the Arrangement;

(i)	is effected immediately prior to, contemporaneously with, or one (1) Business Day prior to the Effective Time;

(j)	does not require the Corporation to obtain approval of the Shareholders (other than in respect of the Arrangement Resolution); and

(k)

is requested by the Parent by written notice to the Corporation at least fifteen (15) days prior to the Effective Date. Upon receipt of such notice, the Corporation and each Subsidiary, as applicable, shall work cooperatively with the Parent and use their commercially reasonable efforts to, prior to the Effective Time, do such acts and things as are necessary to give effect to such Pre-Closing Reorganization, including any amendment to this Agreement or the Plan of Arrangement.

(3) The Parent agrees that it will be responsible for all reasonable out-of-pocket Corporation costs and expenses (including reasonable out-of-pocket professional fees and expenses) in connection with any Pre-Closing Reorganization to be carried out at its request. Parent shall, promptly upon request by the Corporation, reimburse the Corporation for all reasonable, documented and invoiced out-of-pocket costs actually incurred by the Corporation or its Subsidiaries in connection with performing any obligations under this Section 4.20.

(4) The Parent agrees that it will be responsible to prepare, prior to the Effective Time, all documentation necessary to give effect to any Pre-Closing Reorganization. Upon request by the Corporation, the Parent agrees that it will promptly provide the Corporation with the documentation necessary to give effect to any Pre-Closing Reorganization before the Effective Time.

(5) Each Party agrees that any transactions in connection with the Pre-Closing Reorganization or the Corporation’s cooperation contemplated by this Section 4.20, will not be considered in determining whether a representation, warranty or covenant of the Corporation or the Subsidiary undertaking such Pre-Closing Reorganization under this Agreement or the Plan of Arrangement has been breached (including where any such Pre-Closing Reorganization requires the consent of any third party under a Contract).

(6) If the Plan of Arrangement is not completed, the Parent shall indemnify and hold harmless the Corporation, its Subsidiaries and their respective officers, directors and employees (to the extent such persons are assessed with any statutory liability) for all direct and indirect costs or losses, liabilities, damages, claims, interest awards, judgements and penalties and out-of-pocket costs and expenses (including any professional fees and expenses and taxes) actually incurred or suffered by the Corporation, its Subsidiaries and their respective officers, directors and employees, in connection with, arising from or as a result of effecting all or any part of or the reversal or unwinding of any Pre-Closing Reorganization.

(7) Notwithstanding anything to the contrary in this Section 4.20, the rights and obligations in this Section 4.20 shall not override the rights and obligations of the parties under Section 4.12.

ARTICLE 5

ADDITIONAL COVENANTS REGARDING NON-SOLICITATION

Section 5.1 Non-Solicitation.

(1) Except as expressly provided in this Article 5, the Corporation shall not, and shall cause its Subsidiaries and its and their respective Representatives not to, directly or indirectly:

(a)

solicit, initiate, knowingly facilitate or knowingly encourage (including by furnishing non-public information or providing copies of, access to, or disclosure of, any confidential information of the Corporation or any Subsidiary, or entering into any form of agreement, arrangement or understanding) any inquiries or proposals or offers that constitute, or could reasonably be expected to constitute or lead to, an Acquisition Proposal;

(b)

enter into or otherwise engage or participate in or knowingly encourage any discussions or negotiations with (or provide any information or data to) any Person (other than the Parent), with respect to any inquiry, proposal or offer that constitutes, or could reasonably be expected to constitute or lead to, an Acquisition Proposal;

(c)	make a Change in Recommendation; or

(d)

approve or recommend any Acquisition Proposal or accept, approve, endorse, enter into or recommend, or propose publicly to accept, approve, endorse or recommend, any letter of intent, acquisition agreement, agreement in principle or similar agreement with respect to an Acquisition Proposal.

(2) The Corporation shall, and shall cause its Subsidiaries and their respective Representatives to, immediately cease and cause to be terminated any solicitation, knowing encouragement, discussion, negotiation or other activities with any Person (other than the Parent, the Purchaser and their respective Representatives) with respect to any inquiry, proposal or offer that constitutes, or could reasonably be expected to constitute or lead to, an Acquisition Proposal and, in connection therewith, the Corporation shall:

(a)

immediately discontinue access or disclosure of all information, including any data room (whether physical or virtual) and any confidential information, properties, facilities, books and records of the Corporation or any Subsidiary (except for access granted to the Parent, the Purchaser and their respective Representatives); and

(b)

as soon as possible (and in any event within forty-eight (48) hours after the execution of this Agreement), request, to the extent that it is entitled to do so pursuant to any confidentiality or similar agreement entered into in connection with an Acquisition Proposal, (i) the return or destruction of all copies of any confidential information regarding the Corporation and its Subsidiaries previously provided to any such Person, and (ii) the destruction by such Person and its Representatives of all material including or incorporating or otherwise reflecting such confidential information regarding the Corporation or its Subsidiaries, to the extent that such information has not previously been returned or destroyed, using its commercially reasonable efforts to ensure that such requests are fully complied with in accordance with the terms of such rights or entitlements.

(3) The Corporation covenants and agrees that neither the Corporation nor any of its Subsidiaries nor any of their respective Representatives will, without the prior written consent of Parent, release any Person from, or waive, amend, suspend or otherwise modify such Person’s obligations respecting the Corporation, or any of its Subsidiaries, under any such standstill, confidentiality, non-disclosure, business purpose, use or similar agreement or restriction to which the Corporation or any of its Subsidiaries is a party; provided that, prior to obtaining the Required Shareholder Approval at the Meeting, the Corporation shall not be required to enforce, and shall be permitted to waive, any provision of any such agreement that prohibits or purports to prohibit the submission or making of a confidential Acquisition Proposal to the Board if the Board determines in good faith, after consultation with its outside legal counsel, that the failure to do so would be inconsistent with its fiduciary duties under applicable Law.

(4) Nothing contained in this Article 5 or elsewhere in this Agreement shall prohibit (a) the Board from responding to an Acquisition Proposal to the extent required under the Securities Laws, or from issuing a customary “stop, look and listen” statement pending disclosure thereunder (or any substantially similar communication under applicable Securities Laws), or disclosing to the Shareholders any factual information regarding the business, financial condition or results of operations of the Corporation or the fact that an Acquisition Proposal has been made, the identity of the party making such Acquisition Proposal or the material terms of such Acquisition Proposal, in each case, if the Board determines in good faith, after consultation with outside legal counsel, that the failure to do so would constitute a violation of applicable Securities Laws or be inconsistent with its fiduciary duties under appliable Law (it being understood that nothing in the foregoing shall be deemed to permit the Corporation or the Board to make a Change in Recommendation other than in accordance with Section 5.4(4)) or (b) the Corporation or its Representatives from communicating with any Person (or the Representatives of such Person) solely for purposes of clarifying the terms of any proposal and advising such Person of the restrictions of this Agreement.

Section 5.2 Notification of Acquisition Proposals.

(1) If after the date of this Agreement the Corporation or any of its Subsidiaries or any of their respective Representatives receives or otherwise becomes aware of any inquiry, proposal or offer that constitutes, or would reasonably be expected to constitute or lead to an Acquisition Proposal, or any request for copies of, access to, or disclosure of, confidential information relating to the Corporation or any of its Subsidiaries, including information, access or disclosure relating to the assets, properties, facilities, books and records of the Corporation or any of its Subsidiaries, the Corporation shall promptly notify the Parent, at first orally, and then (and in any event within twenty four (24) hours or, if first received on a Saturday, within forty-eight (48) hours, following receipt) in writing, of such Acquisition Proposal, inquiry, proposal, offer or request, including the terms and conditions thereof and the identity of the Person making the Acquisition Proposal, inquiry, proposal, offer or request, and shall provide the Parent with unredacted copies of all documents, substantive correspondence and other materials received from or on behalf of such Person.

(2) The Corporation shall keep the Parent fully informed on a current basis of the status of developments and negotiations with respect to any Acquisition Proposal, inquiry, proposal, offer or request, including any changes, modifications or other amendments to any such Acquisition Proposal, inquiry, proposal, offer or request and shall provide to Parent unredacted copies of all substantive correspondence and documents if in writing or electronic form, and if not in writing or electronic form, a reasonable description of the material terms of such correspondence and documents sent or communicated to the Corporation by or on behalf of any Person making such Acquisition Proposal, inquiry, proposal, offer or request (or by or on behalf of the Corporation to any such Person).

Section 5.3 Responding to an Acquisition Proposal.

(1) Notwithstanding Section 5.1, if at any time following the date of this Agreement and prior to obtaining the Required Shareholder Approval at the Meeting, the Corporation receives an unsolicited bona fide written Acquisition Proposal, the Corporation may engage in or participate in discussions or negotiations with the relevant Person regarding such Acquisition Proposal, and may provide copies of, access to or disclosure of information relating to the assets, properties, facilities, books and records of the Corporation or any of its Subsidiaries (in each case pursuant to the confidentiality and standstill agreement referred to in Section 5.3(1)(c)), if and only if:

(a)

the Board first determines in good faith, after consultation with its financial and outside legal advisors, that such Acquisition Proposal constitutes or would reasonably be expected to constitute or lead to a Superior Proposal (disregarding any due diligence or access condition to which such Acquisition Proposal is subject);

(b)

such Acquisition Proposal did not arise as a result of a violation by the Corporation directly or indirectly through its Subsidiaries or its or their respective Representatives of this Article 5 in any material respect, and the Corporation has been and continues to be in compliance with its obligations under this Article 5, in all material respects;

(c)

the Corporation enters into a customary confidentiality and standstill agreement with such Person having terms at least as onerous in all material respects as those set forth in the Confidentiality Agreement (it being agreed that such confidentiality agreement need not prohibit the making of an Acquisition Proposal confidentially to the Board);

(d)

the Corporation has provided the Parent with (i) written notice stating the Corporation’s intention to participate in such discussions or negotiations and to provide all such copies, access or disclosure relating to the Acquisition Proposal, including the identity of the party making such Acquisition Proposal; and (ii) a copy of the confidentiality and standstill agreement referred to in Section 5.3(1)(c) above; and

(e)

the Corporation provides the Parent with any non-public information provided to such other Person which was not previously provided to the Parent substantially concurrently with such information being provided to such Person.

Section 5.4 Right to Match.

(1) If at any time following the date of this Agreement and prior to obtaining the Required Shareholder Approval at the Meeting, the Corporation receives an unsolicited bona fide written Acquisition Proposal that constitutes a Superior Proposal, the Board may authorize the Corporation to make a Change in Recommendation or enter into a definitive agreement with respect to such Acquisition Proposal, if and only if:

(a)

such Superior Proposal did not arise as a result of a violation by the Corporation directly or indirectly through its Subsidiaries or its or their respective Representatives of this Article 5 in any material respect, and the Corporation has been and continues to be in compliance with its obligations under this Article 5 in all material respects;

(b)

the Corporation has provided the Parent with written notice detailing the determination of the Board that such Acquisition Proposal constitutes a Superior Proposal and of the intention of the Board to enter into such definitive agreement (the Superior Proposal Notice);

(c)

the Corporation has provided the Parent with an unredacted copy of the proposed definitive agreement for the Superior Proposal and all schedules and exhibits thereto, together with any financing documents supplied to the Corporation in connection therewith;

(d)

four (4) Business Days (the Matching Period) shall have elapsed from the date that is the later of the date on which the Parent received the Superior Proposal Notice and the date on which the Parent received all of the materials set forth in Section 5.4(1)(c) above (it being understood that the Corporation shall promptly, and in any event within twenty four (24) hours, inform the Parent of any amendment to the financial or other material terms of such Superior Proposal during such period);

(e)

after the Matching Period and subject to the Corporation’s compliance with Section 5.4(2), the Board has determined in good faith, after consultation with its outside legal counsel and financial advisors, that such Acquisition Proposal continues to constitute a Superior Proposal, if applicable, compared to the terms of the Arrangement as proposed to be revised by the Parent under Section 5.4(2);

(f)

after the Matching Period, the Board has determined, in good faith, after consultation with its outside legal counsel, that failure of the Board to make a Change in Recommendation or to enter into a definitive agreement with respect to such Superior Proposal would be inconsistent with its fiduciary duties; and

(g)

prior to or concurrently with entering into a definitive agreement with respect to such Superior Proposal, the Corporation validly terminates this Agreement pursuant to Section 7.2(3)(b) and pays the Corporation Termination Fee in full pursuant to Section 7.3.

(2) During the Matching Period, or such longer period as the Corporation may approve in writing for such purpose: (a) the Corporation shall negotiate (and direct its Representatives to negotiate) in good faith with the Parent and its Representatives (to the extent the Parent desires to negotiate); and (b) the Parent shall have the right, but not the obligation, to propose revisions to the terms of this Agreement and the Arrangement; and (c) the Board shall review any such proposed revisions to the terms of this Agreement and the Arrangement in good faith in order to determine, in consultation with its financial and outside legal advisors, whether such revisions, if given effect, would cause the Superior Proposal giving rise to the Matching Period to cease to be a Superior Proposal.

(3) Each successive modification to any Acquisition Proposal that results in an increase to, or a modification of, the amount or form of consideration to be received by Shareholders or other amendment to the material terms or conditions thereof shall constitute a new Acquisition Proposal for purposes of the requirements under Section 5.4, and the Parent shall be afforded a new two (2) Business Day Matching Period from the later of the date on which the Parent received the Superior Proposal Notice and the date on which the Parent received all of the materials set forth in Section 5.4(1)(c) above.

(4) Upon the written request of the Parent, the Board shall promptly reaffirm the Board Recommendation by press release (but, on no more than two (2) occasions) after any Acquisition Proposal which is not determined by the Board to be a Superior Proposal is publicly announced or the Board determines that a proposed revision to the terms of this Agreement as contemplated under Section 5.4(2) would result in an Acquisition Proposal no longer being a Superior Proposal (it being understood that publicly taking no position or a neutral position with respect to an Acquisition Proposal for a period of no more than ten (10) Business Days following the formal announcement of such Acquisition Proposal, including a customary “stop-look-and-listen” or similar communication, shall not be considered to be in violation of this Section 5.4(4) provided the Board has re-affirmed the Board Recommendation before the end of such ten (10) Business Day period). The Corporation shall provide the Parent and its outside legal advisors with a reasonable opportunity to review the form and content of any such press release and shall make all reasonable amendments to such press release as requested by the Parent and its counsel.

(5) If the Corporation provides a Superior Proposal Notice to the Parent after a date that is less than five (5) Business Days before the Meeting, the Corporation may, and shall if directed by the Parent, postpone or adjourn the Meeting to a date that is not more than ten (10) Business Days after the scheduled date of the Meeting, but in any event to a date that is not less than three (3) Business Days prior to the Outside Date.

Section 5.5 Breach by Subsidiaries and Representatives.

Without limiting the generality of the foregoing, the Corporation shall advise its Subsidiaries and its and their respective Representatives of the prohibitions set out in this Article 5 and any violation of the restrictions set forth in this Article 5 by its Subsidiaries or its or their respective Representatives (acting at the direction or on behalf of the Corporation) shall be deemed to be a breach of this Article 5 by the Corporation.

ARTICLE 6

CONDITIONS

Section 6.1 Mutual Conditions Precedent.

The Parties are not required to complete the Arrangement unless each of the following conditions is satisfied, which conditions may only be waived, in whole or in part, by the written mutual consent of the Parties:

(1) Arrangement Resolution. The Arrangement Resolution shall have been approved and adopted by the Shareholders with the Required Shareholder Approval at the Meeting and in accordance with the Interim Order.

(2) Interim and Final Order. The Interim Order and the Final Order shall have each been obtained on terms consistent with this Agreement, and shall not have been set aside or modified in a manner unacceptable to either the Corporation or the Parent, each acting reasonably, on appeal or otherwise.

(3) Required Regulatory Approvals. Each of the Key Regulatory Approvals shall have been obtained, and be in full force and effect, and shall not have been rescinded or modified.

(4) Illegality. No applicable Law shall have been enacted, issued or promulgated that remains in effect as of immediately prior to the Effective Time that prevents, prohibits or makes the consummation of the Arrangement illegal or otherwise prohibits or enjoins the Corporation, the Parent or the Purchaser from consummating the Arrangement. No (a) temporary restraining order, preliminary or permanent injunction or other judgment, order or decree issued by a court of competent jurisdiction shall have been issued and remain in effect or (b) Action shall have been taken by any Governmental Entity of competent jurisdiction, in each case which prevents, prohibits or makes the consummation of the Arrangement illegal or otherwise prohibits or enjoins the Corporation, the Parent or the Purchaser from consummating the Arrangement.

Section 6.2 Additional Conditions Precedent to the Obligations of the Parent and the Purchaser.

The Parent and the Purchaser are not required to consummate and complete the Arrangement unless each of the following conditions is satisfied, which conditions are for the exclusive benefit of the Parent and may only be waived (to the extent permitted by Law), in whole or in part, by the Parent in its sole discretion:

(1) Representations and Warranties. (a) The representations and warranties of the Corporation set forth in Sections 1 [Corporate Existence and Power], 2 [Corporate Authorization], 3 [Execution and Binding Obligation], 6 (other than 6(a) and 6(b)) [Capitalization] and the first sentence of Section 43 [Financial Advisors] of Schedule C shall be true and correct in all material respects at and as of the date of this Agreement and at and as of the Effective Time (except for representations and warranties made as of a specified date, the accuracy of which shall be determined at and as of that specified date), (b) the representations and warranties of the Corporation set forth in Section 6(a) and 6(b) [Capitalization] of Schedule C shall be true and correct in all respects (other than de minimis inaccuracies) at and as of the date of this Agreement and at and as of the Effective Time (except for representations and warranties made as of a specified date, the accuracy of which shall be determined at and as of that specified date), (c) the representation and warranty of the Corporation set forth in Section 15(c) [Absence of Changes] of Schedule C shall be true and correct in all respects at and as of the date of this Agreement and at and as of the Effective Time, and (d) all other representations and warranties of the Corporation set forth in this Agreement shall be true and correct in all respects at and as of the date of this Agreement and at and as of the Effective Time (except for representations and warranties made as of a specified date, the accuracy of which shall be determined at and as of that specified date), without regard to any materiality or Material Adverse Effect qualifications contained in them, except where the failure or failures of all such representations and warranties to be so true and correct in all respects, individually or in the aggregate, would not have, or reasonably be expected to have, a Material Adverse Effect.

(2) Performance of Covenants. The Corporation shall have fulfilled or complied in all material respects with each of the covenants of the Corporation contained in this Agreement to be fulfilled or complied with by it on or prior to the Effective Time.

(3) No Material Adverse Effect. Since the date of this Agreement, no Material Adverse Effect shall have occurred and be continuing.

(4) Closing Certificate. The Corporation shall have delivered to the Parent a certificate, dated as of the Effective Date, executed by a senior officer of the Corporation (on behalf of the Corporation without personal liability), certifying the satisfaction of the conditions set forth in Section 6.2(1), Section 6.2(2), and Section 6.2(3).

Section 6.3 Additional Conditions Precedent to the Obligations of the Corporation.

The Corporation is not required to consummate and complete the Arrangement unless each of the following conditions is satisfied, which conditions are for the exclusive benefit of the Corporation and may only be waived (to the extent permitted by Law), in whole or in part, by the Corporation in its sole discretion:

(1) Representations and Warranties. (a) The representations and warranties of the Purchaser and the Parent set forth in Sections 1 [Parent and Purchaser Organization and Qualification], 2 [Corporate Authorization], 3 [Execution and Binding Obligations] and 8 [Finder’s Fees] of Schedule D shall be true and correct in all material respects at and as of the date of this Agreement and at and as of the Effective Time, and (b) all other representations and warranties of the Purchaser and the Parent set forth in this Agreement shall be true and correct in all respects at and as of the date of this Agreement and at and as of the Effective Time (except for representations and warranties made as of a specified date, the accuracy of which shall be determined as of that specified date), without regard to any materiality qualifications contained in them, except where the failure or failures of all such representations and warranties to be so true and correct in all respects, individually or in the aggregate, would not reasonably be expected to have a material adverse effect on the ability of the Parent to complete the Arrangement in accordance with the terms of this Agreement.

(2) Performance of Covenants. The Parent shall have fulfilled or complied in all material respects with each of the covenants of the Parent contained in this Agreement to be fulfilled or complied with by it on or prior to the Effective Time.

(3) Deposit of Consideration. Subject to obtaining the Final Order and the satisfaction or waiver of the other conditions precedent contained herein in its favour (other than conditions which, by their nature, are only capable of being satisfied as of the Effective Time), the Purchaser has deposited or caused to be deposited with the Depositary in escrow in accordance with Section 2.9, the funds required to effect payment in full of the aggregate Consideration to be paid pursuant to the Arrangement; provided that the Purchaser shall not (nor shall any of its affiliates) be required to deposit any funds related to any CVR with the Rights Agent unless and until such deposit is required pursuant to the terms of the CVR Agreement.

(4) Closing Certificate. The Parent shall have delivered to the Corporation a certificate, dated as of the Effective Date, executed by a senior officer of the Parent (on behalf of the Parent without personal liability), certifying the satisfaction of the conditions set forth in Section 6.3(1) and Section 6.3(2).

(5) CVR Agreement. The CVR Agreement shall be in full force and effect.

ARTICLE 7

TERM AND TERMINATION

Section 7.1 Term.

This Agreement shall be effective from the date hereof until the earlier of the Effective Time and the termination of this Agreement in accordance with its terms.

Section 7.2 Termination.

This Agreement may be terminated prior to the Effective Time by:

(1) the mutual written agreement of the Parties;

(2) either the Corporation, on the one hand, or the Parent, on the other hand, on written notice to the other Parties if:

(a)	No Required Shareholder Approval. The Required Shareholder Approval is not obtained at the Meeting in accordance with the Interim Order;

(b)

Illegality. After the date of this Agreement, any Law is enacted, made, enforced or amended, or any injunction or other judgment, order or decree is issued by a court of competent jurisdiction or other Governmental Entity, as applicable, in each case, that makes the consummation of the Arrangement illegal or otherwise permanently prohibits or enjoins the Corporation, the Parent or the Purchaser from consummating the Arrangement, and such Law or injunction or other judgment, order or decree has become final and non-appealable; provided that the Party seeking to terminate this Agreement shall not have the right to terminate pursuant to this Section 7.2(2)(b) if such Party’s failure to fulfill any obligation under this Agreement shall have been a material cause of the occurrence or continuation of such restraint or illegality; or

(c)

Occurrence of Outside Date. The Effective Time does not occur on or prior to the Outside Date; provided that a Party may not terminate this Agreement pursuant to this Section 7.2(2)(c) if a breach by such Party of any of its representations or warranties or the failure of such Party to perform any of its covenants or agreements required to be performed under this Agreement shall have been a material cause of the failure of the Effective Time to so occur.

(3) the Corporation, on written notice to the Parent if:

(a)

Breach by the Parent. A breach of any representation or warranty of, or failure to perform any covenant or agreement by the Parent or the Purchaser under this Agreement occurs that would cause any condition in Section 6.3(1) [Parent Representations and Warranties Condition] or Section 6.3(2) [Parent Covenants Condition] not to be satisfied, and such breach or failure is incapable of being cured or is not cured on or prior to the earlier of the Outside Date and the date that is twenty (20) Business Days following receipt by the Parent of a Termination Notice from the Corporation with respect to such breach or failure in accordance with the terms of Section 4.8(3) provided that the Corporation is not then in breach of this Agreement so as to directly or indirectly cause any condition in Section 6.2(1) [Corporation Representations and Warranties Condition] or Section 6.2(2) [Corporation Covenants Condition] not to be satisfied;

(b)

Superior Proposal. Prior to obtaining the Required Shareholder Approval, the Board authorizes the Corporation to enter into a definitive written agreement (other than a confidentiality agreement as permitted by Section 5.3(1)(c)) providing for a Superior Proposal in accordance with Section 5.4(1), provided the Corporation is then in compliance in all material respects with Article 5 and that prior to or concurrent with such termination the Corporation pays the Corporation Termination Fee in accordance with Section 7.3; or

(c)

Failure to Fund. The conditions in Article 6 have been satisfied or waived by the applicable Party or Parties (excluding the condition of Section 6.3(3) and the conditions that, by their terms, cannot be satisfied until the Effective Date, in which case, there is no state of facts or circumstances then existing that would cause such conditions not to be satisfied) and the Parent has failed to comply with its obligations under Section 2.9 to provide the Depositary sufficient funds in order to satisfy the aggregate Consideration payable to the Shareholders as provided for in the Plan of Arrangement.

(4) the Parent, on written notice to the Corporation if:

(a)

Breach by the Corporation. A breach of any representation or warranty of, or failure to perform any covenant or agreement by, the Corporation under this Agreement occurs that would cause any condition in Section 6.2(1) [Corporation Representations and Warranties Condition] or Section 6.2(2) [Corporation Covenants Condition] not to be satisfied, and such breach or failure is incapable of being cured or is not cured on or prior to the earlier of the Outside Date and the date that is twenty (20) Business Days following receipt by the Corporation of a Termination Notice from the Parent with respect to such breach or failure in accordance with the terms of Section 4.8(3); provided that the Parent is not then in breach of this Agreement so as to directly or indirectly cause any condition in Section 6.3(1) [Parent Representations and Warranties Condition] or Section 6.3(2) [Parent Covenants Condition] not to be satisfied;

(b)

Change in Recommendation. Prior to obtaining the Required Shareholder Approval: (i) the Board (A) withdraws, withholds, qualifies or modifies in a manner adverse to the Parent or the consummation of the Arrangement the Board Recommendation; (B) fails to include the Board Recommendation in the Circular; or (C) fails to reconfirm (without qualification) within ten (10) Business Days after written request by the Parent (and on not more than two (2) occasions), its approval and recommendation of the Arrangement or the Arrangement Resolution (clauses (A), (B) or (C), a Change in Recommendation), it being understood that publicly taking a neutral position or no position with respect to an Acquisition Proposal for a period of more than ten (10) Business Days after public announcement of an Acquisition Proposal shall be considered an adverse modification; (ii) the Board approves or recommends any Acquisition Proposal; (iii) the Board approves, recommends or authorizes the Corporation to enter into a written agreement in respect of an Acquisition Proposal (other than a confidentiality agreement permitted by Section 5.3(1)(c)); or (iv) the Corporation publicly announces the intention to do any of the foregoing; or

(c)	Material Adverse Effect. Since the date of this Agreement, there has occurred a Material Adverse Effect that is continuing and incapable of being cured on or prior to the Outside Date.

The Party desiring to terminate this Agreement pursuant to this Section 7.2 (other than pursuant to Section 7.2(1)) shall give written notice of such termination to the other Party, specifying in reasonable detail the basis for such Party’s exercise of its termination right.

Section 7.3 Termination Fees

(1) Notwithstanding any other provision in this Agreement relating to the payment of fees and expenses, if a Corporation Termination Fee Event occurs, the Corporation shall pay the Parent the Corporation Termination Fee in accordance with Section 7.3(3) as consideration for the disposition of its rights under this Agreement.

(2) For the purposes of this Agreement, the “Corporation Termination Fee Event” means the termination of this Agreement:

(a)	by the Corporation, pursuant to Section 7.2(3)(b) [Superior Proposal];

(b)	by the Parent, pursuant to Section 7.2(4)(b) [Change in Recommendation];

(c)

by the Corporation or the Parent pursuant to Section 7.2(2)(a) [No Required Shareholder Approval] or Section 7.2(2)(c) [Occurrence of Outside Date] (but in the case of a termination by the Corporation pursuant to Section 7.2(2)(c), only if the right to terminate this Agreement pursuant to Section 7.2(2)(c) is then available to the Parent) or by the Parent pursuant to Section 7.2(4)(a) [Breach by the Corporation] and if:

(i)	at the time of such termination, the Corporation is not entitled to terminate this Agreement pursuant to Section 7.2(3)(c) [Failure to Fund];

(ii)

prior to the date of such termination, an Acquisition Proposal is made or publicly announced by any Person, in the case of a termination pursuant to Section 7.2(2)(a), and such Acquisition Proposal is not subsequently publicly and unconditionally withdrawn at least three (3) Business Days before the Meeting; and

(iii)

within twelve (12) months of such termination, the Corporation completes or enters into a definitive written agreement in respect of an Acquisition Proposal (whether or not such Acquisition Proposal is the same Acquisition Proposal referred to in (ii)); provided that, for the purpose of this Section 7.3(2)(c)(iii), references to “twenty percent (20%)” in the definition of “Acquisition Proposal” shall be deemed to be references to “fifty percent (50%)”.

(3) If a Corporation Termination Fee is payable pursuant to Section 7.3(2)(a), the Corporation Termination Fee shall be paid prior to or concurrently with the occurrence of such Corporation Termination Fee Event. If a Corporation Termination Fee is payable pursuant to Section 7.3(2)(b), the Corporation Termination Fee shall be paid within three (3) Business Days following such Corporation Termination Fee Event. If a Corporation Termination Fee is payable pursuant to Section 7.3(2)(c), the Corporation Termination Fee shall be paid upon the earlier of completion or entry into a definitive agreement in respect of the Acquisition Proposal referred to therein. Any Corporation Termination Fee shall be paid by the Corporation to the Parent (or as the Parent may direct by notice in writing) by wire transfer in immediately available funds to an account designated by the Parent.

(4) Notwithstanding any other provision in this Agreement relating to the payment of fees and expenses, if a Parent Termination Fee Event occurs, the Parent shall pay the Corporation the Parent Termination Fee in accordance with Section 7.3(3) as consideration for the disposition of its rights under this Agreement.

(5) For the purposes of this Agreement, the “Parent Termination Fee Event” means the termination of this Agreement (a) pursuant to Section 7.2(2)(b) [Illegality] (solely if the applicable Law, injunction, judgment, order or decree relates to the matters referenced in Section 6.1(3) (other than the Investment Canada Act Approval)) or (b) pursuant to Section 7.2(2)(c) [Occurrence of Outside Date], in each case if at the time of such termination, all of the conditions set forth in Section 6.1 and Section 6.2 have been satisfied (excluding any conditions that, by their terms, cannot be satisfied until the Effective Date, but subject to the satisfaction or, where not prohibited, waiver of those conditions as of the Effective Date by the applicable Party or Parties for whose benefit such conditions exist), other than the conditions set forth in Section 6.1(3) [Required Regulatory Approvals] (but provided that the Investment Canada Act Approval has been obtained) or Section 6.1(4) [Illegality] (in each case, solely as it relates to the matters referenced in Section 6.1(3) (other than the Investment Canada Act Approval)).

(6) If a Parent Termination Fee is payable pursuant to Section 7.3(5), the Parent Termination Fee shall be paid within three (3) Business Days following the occurrence of such Parent Termination Fee Event.

(7) The Parties acknowledge that the agreements contained in this Section 7.3 are an integral part of the transactions contemplated by this Agreement, and that without these agreements the Parties would not enter into this Agreement, and that the amounts set out in this Section 7.3 represent consideration for the disposition of the affected Party’s rights under this Agreement and liquidated damages which are a genuine pre-estimate of the damages, including opportunity costs, reputational damage and out-of-pocket expenditures, which the Parties, as applicable, will suffer or incur as a result of the event giving rise to such damages and resultant termination of this Agreement, and is not a penalty. Each Party irrevocably waives any right it may have to raise as a defence that any such liquidated damages are excessive or punitive.

(8) Subject to the Parties’ rights to injunctive and other non-monetary equitable relief or specific performance in accordance with Section 8.6 to prevent breaches or threatened breaches of this Agreement and to enforce compliance with the terms of this Agreement, each Party hereby expressly acknowledges and agrees that, upon any termination of this Agreement under circumstances where the Parent is entitled to the Corporation Termination Fee and such Corporation Termination Fee is paid in full or the Corporation is entitled to the Parent Termination Fee and such Parent Termination Fee is paid in full, the Party receiving such payment shall be precluded from any other remedy against the other Party at Law or in equity or otherwise (including an order for specific performance), and shall not seek to obtain any recovery, judgment or damages of any kind against the other Party or its Subsidiaries or any of their respective directors, officers, employees, partners, managers, members, shareholders or affiliates or their respective representatives, in connection with this Agreement or the transactions contemplated hereby; provided, however, that this limitation shall not apply in the event of fraud or Wilful breach by the Party making such payment (or any of its Subsidiaries) (which liability therefore shall not be affected by termination of this Agreement or any payment of the Corporation Termination Fee or the Parent Termination Fee, as applicable).

(9) The Corporation shall not be obliged to make more than one Corporation Termination Fee payment pursuant to this Section 7.3. The Parent shall not be obliged to make more than one Parent Termination Fee payment pursuant to this Section 7.3.

Section 7.4 Effect of Termination/Survival.

If this Agreement is terminated pursuant to Section 7.1 or Section 7.2, this Agreement shall become void and of no further force or effect, without liability of any Party (or any Shareholder or Representative of such Party) to any other Party to this Agreement, except that: (a) in the event of termination pursuant to Section 7.1 as a result of the Effective Time occurring, Section 4.9 [Insurance and Indemnification] shall survive for a period of six (6) years following such termination; (b) in the event of a termination pursuant to Section 7.2, the provisions of Section 4.4(5) [Competition Act Approval – Costs of Filing], Section 4.4(4) [Access to Information; Confidentiality] (with respect to the application of the Confidentiality Agreement to any information provided thereunder prior to termination), Section 4.17 [Guarantee of Parent], Section 7.3 [Termination Fee], and Article 8 [General Provisions] shall survive termination, and provided further that no Party shall be relieved of any liability for any Wilful breach by it of this Agreement.

ARTICLE 8

GENERAL PROVISIONS

Section 8.1 Amendments.

(1) This Agreement and the Plan of Arrangement may, at any time and from time to time before or after the holding of the Meeting but not later than the Effective Time, be amended by mutual written agreement of the Parties, subject to the Plan of Arrangement, the Interim Order and the Final Order, and any such amendment may:

(a)	change the time for performance of any of the obligations or acts of the Parties;

(b)	waive any inaccuracies or modify any representation or warranty contained in this Agreement or in any document delivered pursuant to this Agreement;

(c)	waive any inaccuracies or modify any of the covenants contained in this Agreement and waive or modify performance of any of the obligations of the Parties; and/or

(d)	modify conditions contained in this Agreement;

provided that no such amendment reduces or materially adversely affects the Consideration to be received by Shareholders without approval of the affected Shareholders given in the same manner as required for the approval of the Arrangement or as may be ordered by the Court.

Section 8.2 Expenses.

Except as expressly otherwise provided in this Agreement, all out-of-pocket third party transaction expenses incurred in connection with this Agreement and the Plan of Arrangement and the transactions contemplated hereunder and thereunder, including all costs, expenses and fees of the Corporation incurred prior to or after the Effective Time in connection with, or incidental to, the Plan of Arrangement, shall be paid by the Party incurring such expenses, whether or not the Arrangement is consummated.

Section 8.3 Notices.

(1) Other than the oral notice provided for in Section 5.2(1), any notice or other communication given regarding the matters contemplated by this Agreement must be in writing, sent by personal delivery, courier or electronic mail (provided no “bounce back” or similar message indicating non-delivery is received with respect thereto) and addressed:

(a)	to the Parent or the Purchaser at:

AstraZeneca AB

151 85 Södertälje, Sweden

Attention:  SVP Business Development

Email:    [***]

with copies (which shall not constitute notice) to:

Attention:  Deputy General Counsel - Corporate Legal

Email:    [***]

with copies to (which shall not constitute notice):

Freshfields Bruckhaus Deringer US LLP

3 World Trade Center

175 Greenwich Street

New York, NY 10007

Attention:  Sebastian L. Fain; Oliver J. Board

Email:    sebastian.fain@freshfields.com, oliver.board@freshfields.com

and

Blake, Cassels & Graydon LLP

199 Bay Street

Suite 4000

Commerce Court West

Toronto ON M5L 1A0

Attention:  Cheryl Satin, Michael Gans, Markus Viirland

Email:    cheryl.satin@blakes.com, michael.gans@blakes.com,

    markus.viirland@blakes.com

(b)	to the Corporation at:

Fusion Pharmaceuticals Inc.

270 Longwood Road South

Hamilton, ON

L8P 0A6 Canada

Attention:  Maria Stahl, Chief Legal Officer

Email:    [***]

with copies to (which shall not constitute notice):

Goodwin Procter LLP

100 Northern Avenue

Boston, MA 02210

United States

Attention:  Mitchell Bloom, Stuart Cable, Blake Liggio, Amanda Gill

  Email: mbloom@goodwinlaw.com, scable@goodwinlaw.com,

  bliggio@goodwinlaw.com, agill@goodwinlaw.com

and

Osler, Hoskin & Harcourt LLP

100 King Street West

1 First Canadian Place

Suite 6200, P.O. Box 50

Toronto ON M5X 1B8

Attention:  Chad Bayne, Alex Gorka, Brett Anderson

Email:    cbayne@osler.com, agorka@osler.com, banderson@osler.com

(2) Any notice or other communication is deemed to be given and received if sent by personal delivery, same day courier or electronic mail, on the date of delivery if it is a Business Day and the delivery was made prior to 5:00 p.m. (local time in place of receipt) and otherwise on the next Business Day. A Party may change its address for service from time to time by providing a notice in accordance with the foregoing. Any subsequent notice or other communication must be sent to the Party at its changed address. Any element of a Party’s address that is not specifically changed in a notice will be assumed not to be changed. Sending a copy of a notice or other communication to a Party’s outside legal counsel as contemplated above is for information purposes only and does not constitute delivery of the notice or other communication to that Party. The failure to send a copy of a notice or other communication to outside legal counsel does not invalidate delivery of that notice or other communication to a Party.

Section 8.4 Time of the Essence.

Time is of the essence in this Agreement.

Section 8.5 Further Assurances.

Subject to the terms and conditions of this Agreement, the Parties will, from time to time, do all acts and things and execute and deliver, or cause to be executed and delivered, all such further documents and instruments, as the other Parties may, either before or after the Effective Date, reasonably require to effectively carry out or better evidence or perfect the full intent and meaning of this Agreement and, in the event the Arrangement becomes effective, to document or evidence any of the transactions or events set out in the Plan of Arrangement.

Section 8.6 Injunctive Relief.

The Parties agree that irreparable harm would occur for which money damages would not be an adequate remedy at law in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. Subject to Section 7.3(8), it is accordingly agreed that the Parties shall be entitled (without proof of actual damages or otherwise or posting or securing any bond or other security), in addition to any other remedy to which they are entitled to under law or equity, to specific performance of the terms of this Agreement and an injunction or injunctions and other equitable relief to prevent breaches or threatened breaches of this Agreement, and to specifically enforce compliance with the terms of this Agreement. The Corporation, on the one hand, and the Parent and the Purchaser, on the other hand, hereby agree not to raise any objections to the availability of the equitable remedy of specific performance to prevent or restrain breaches or threatened breaches of this Agreement by such Party or Parties. Any Party’s pursuit of any injunction or specific performance at any time shall not be deemed an election of remedies or waiver of the right to pursue any other right or remedy to which such Party may be entitled, including the right to pursue remedies for liabilities or damages incurred or suffered by a Party in the case of a breach of this Agreement involving fraud or Wilful breach.

Section 8.7 Third Party Beneficiaries.

(1) Except (a) for the rights of the Securityholders to receive the applicable Consideration following the Effective Time pursuant to the Plan of Arrangement, and (b) as provided in Section 4.9 [Insurance and Indemnification] (and Section 4.17 [Guarantee of the Parent], solely as it relates to Section 4.9) which, without limiting its terms, is intended for the benefit of the third Persons mentioned in such provisions (such third Persons referred to in this Section 8.7 as the Indemnified Persons), the Parties intend that this Agreement will not benefit or create any right or cause of action in favour of any Person, other than the Parties and that no Person, other than the Parties, shall be entitled to rely on the provisions of this Agreement in any action, suit, proceeding, hearing or other forum.

(2) Despite the foregoing, each of the Parent and the Purchaser acknowledges to each of the Indemnified Persons his or her direct rights against it under Section 4.9 [Insurance and Indemnification] of this Agreement, which are intended for the benefit of, and shall be enforceable by, each Indemnified Person, his or her heirs and his or her legal representatives.

Section 8.8 Waiver.

No waiver of any of the provisions of this Agreement will constitute a waiver of any other provision (whether or not similar). No waiver will be binding unless executed in writing by the Party to be bound by the waiver. A Party’s failure or delay in exercising any right under this Agreement will not operate as a waiver of that right. A single or partial exercise of any right will not preclude a Party from any other or further exercise of that right or the exercise of any other right.

Section 8.9 Entire Agreement.

This Agreement, including the Schedules hereto, together with the Corporation Disclosure Letter, the CVR Agreement and the Confidentiality Agreement constitutes the entire agreement between the Parties with respect to the transactions contemplated by this Agreement and supersedes all prior agreements, understandings, negotiations and discussions, whether oral or written, of the Parties. There are no representations, warranties, covenants, conditions or other agreements, express or implied, collateral, statutory or otherwise, between the Parties in connection with the subject matter of this Agreement, except as specifically set forth in this Agreement. The Parties have not relied and are not relying on any other information, discussions or understanding in entering into and completing the transactions contemplated by this Agreement.

Section 8.10 Successors and Assigns.

(1) This Agreement becomes effective only when executed by the Corporation, the Parent and the Purchaser. After that time, it will be binding upon and inure to the benefit of the Corporation, the Parent, the Purchaser and their respective successors and permitted assigns.

(2) Neither this Agreement nor any of the rights or obligations under this Agreement are assignable or transferable by any Party without the prior written consent of the other Parties, except that the Parent and/or the Purchaser may assign, in its sole discretion, all or any portion of its rights, interests and obligations under this Agreement to one of its affiliates, but no such assignment shall relieve the assigning party of its obligations hereunder if such assignee does not perform such obligation.

Section 8.11 Severability.

If any provision of this Agreement is determined to be illegal, invalid or unenforceable by an arbitrator or any court of competent jurisdiction, that provision will be severed from this Agreement and the remaining provisions shall remain in full force and effect. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the fullest extent possible.

Section 8.12 Governing Law.

This Agreement shall be governed, including as to validity, interpretation and effect, by the Laws of the Province of Ontario and the Laws of Canada applicable therein. Each Party irrevocably attorns and submits to the exclusive jurisdiction of the Ontario courts situated in the City of Toronto and waives objection to the venue of any proceeding in such court or that such court provides an inconvenient forum.

Section 8.13 Rules of Construction.

The Parties to this Agreement waive the application of any Law or rule of construction providing that ambiguities in any agreement or other document shall be construed against the party drafting such agreement or other document.

Section 8.14 No Liability.

No director or officer of the Parent or the Purchaser, shall have any personal liability whatsoever to the Corporation under this Agreement or any other document delivered in connection with the transactions contemplated hereby on behalf of the Parent or the Purchaser. No director or officer of the Corporation or any of its Subsidiaries shall have any personal liability whatsoever to the other Parties under this Agreement or any other document delivered in connection with the transactions contemplated hereby on behalf of the Corporation or any of its Subsidiaries.

Section 8.15 Counterparts.

This Agreement may be executed in any number of counterparts (including counterparts by executed electronic copy) and all such counterparts taken together shall be deemed to constitute one and the same instrument. The Parties agree that electronic signatures will have the same legal effect as original signatures and that the Parties shall be entitled to rely upon delivery of an executed electronic copy of this Agreement, and such executed electronic copy shall be legally effective to create a valid and binding agreement between the Parties, and that an electronic, scanned, or duplicate copy of any signatures will be deemed an original and may be used as evidence of execution.

[Remainder of page intentionally left blank]

Execution Version

IN WITNESS WHEREOF the Parties have executed this Agreement.

ASTRAZENECA AB		15863210 CANADA INC.

Per:	/s/Lars-Johan Cederbrant	Per:	/s/David E. White

FUSION PHARMACEUTICALS INC.

		Per:	/s/John Valliant

Execution Version

SCHEDULE A

PLAN OF ARRANGEMENT

MADE PURSUANT TO SECTION 192 OF

THE CANADA BUSINESS CORPORATIONS ACT

Article 1

Definitions and Interpretation

1.1	Definitions

In this Plan of Arrangement, unless otherwise stated or unless the subject matter or context otherwise requires, the following capitalized terms shall have the following meanings:

Arrangement means the arrangement under Section 192 of the CBCA in accordance with the terms and subject to the conditions set out in this Plan of Arrangement, subject to any amendments or variations to the Plan of Arrangement made in accordance with the terms of the Arrangement Agreement, the Plan of Arrangement and the Interim Order (once issued) or made at the direction of the Court in the Final Order with the prior written consent of the Corporation and the Parent, each acting reasonably.

Arrangement Agreement means the arrangement agreement dated March 18, 2024 among the Parent, the Purchaser and the Corporation, together with the schedules and exhibits attached thereto, as the same may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof.

Arrangement Resolution means the special resolution of the Shareholders approving the Plan of Arrangement to be considered at the Meeting, substantially in the form of Schedule B attached to the Arrangement Agreement.

Business Day means any day, other than a Saturday, a Sunday or a day on which banks are required or authorized to remain closed in Toronto, Ontario, Canada, New York, New York, United States or London, United Kingdom.

Canadian Incentive Holder means an Incentive Holder who is either a resident of Canada or who is employed in Canada (both within the meaning of the Income Tax Act (Canada)), as reflected in the books and records of the Corporation.

CBCA means the Canada Business Corporations Act, as amended.

Circular means the notice of the Meeting and accompanying proxy statement and management information circular, including all schedules, appendices and exhibits thereto, to be sent or otherwise made available to the Shareholders in connection with the Meeting and to such other Persons as may be required by the Court pursuant to the Interim Order, as amended, supplemented or otherwise modified from time to time in accordance with the terms of this Agreement and the Interim Order (once issued).

Common Shares means the common shares in the capital of the Corporation.

Consideration means for each Share, (a) $21.00 in cash per Share (the Cash Consideration) and (b) one CVR, subject to adjustment in accordance with the terms of the Arrangement Agreement and the Plan of Arrangement.

Corporation means Fusion Pharmaceuticals Inc., a corporation formed under the federal laws of Canada.

Court means the Ontario Superior Court of Justice (Commercial List).

CVR means a CVR, as defined in the CVR Agreement.

CVR Agreement means the contingent value rights agreement to be dated the date of the Effective Date between the Parent, the Purchaser and the Rights Agent, substantially in the form attached hereto as Exhibit A, with such revisions thereto as may be requested by the Rights Agent that are not, individually or in the aggregate, detrimental or adverse, taken as a whole, to any holder of a CVR.

Depositary means Equiniti Trust Company, LLC, in its capacity as depositary for the Arrangement, or such other Person as the Corporation and the Parent agree to engage as depositary for the Arrangement.

Dissent Rights means the right of a Dissenting Shareholder to dissent to the Arrangement Resolution and to be paid the fair market value of the Shares, as the case may be, granted pursuant to the Interim Order, all in accordance with Section 190 of the CBCA (as modified by the Interim Order), the Interim Order and Article 5 of this Plan of Arrangement.

Dissenting Shareholder means a registered Shareholder who has validly exercised its Dissent Rights and has not withdrawn or been deemed to have withdrawn such exercise of Dissent Rights as at the Effective Time.

Effective Date means the date on which the Arrangement becomes effective in accordance with this Plan of Arrangement and the Arrangement Agreement.

Effective Time means 12:01 a.m. (Toronto time) on the Effective Date or such other time on the Effective Date as the Parent and the Corporation may agree in writing.

Employee Share Purchase Plan means the Fusion Pharmaceuticals Inc. 2020 Employee Share Purchase Plan.

Existing Credit Agreement means that certain Loan and Security Agreement, dated as of April 4, 2022 (as amended by that certain Consent and First Amendment to Loan and Security Agreement, dated as of August 23, 2022, that certain Second Amendment to Loan and Security Agreement, dated as of September 21, 2022, and that certain Third Amendment to Loan and Security Agreement, dated as of March 30, 2023), by and among, inter alia, the Corporation, and Fusion Pharmaceuticals US Inc., a Delaware corporation, as borrowers, and Oxford Finance LLC, a Delaware limited liability company, as collateral agent, and the lenders party thereto from time to time.

Final Order means the final order of the Court approving the Arrangement pursuant to Section 192(4) of the CBCA, as such order may be varied by the Court (with the written consent of both the Corporation and the Parent, each acting reasonably) at any time prior to the Effective Date.

Governmental Entity means (a) any international, multinational, national, federal, provincial, territorial, state, regional, municipal, local or other government, governmental or public department, central bank, court, tribunal, arbitral body, commission, board, bureau, ministry, agency or instrumentality, domestic or foreign; (b) any subdivision, agent or authority of any of the foregoing; (c) any quasi-governmental or private body including any tribunal, commission, regulatory agency or self-regulatory organization exercising any regulatory, expropriation or taxing authority under or for the account of any of the foregoing; or (d) any Securities Authority or stock exchange, including NASDAQ.

Incentive Holder means a holder of Options and/or Restricted Stock Units.

Inducement Grants means the inducement stock option grants made by the Corporation pursuant to NASDAQ Listing Rule 5635(c)(4) outside of the Stock Option Plans.

Interim Order means the interim order of the Court pursuant to Section 192(4) of the CBCA in a form acceptable to the Corporation and the Parent, each acting reasonably, providing for, among other things, the calling and holding of the Meeting, as such order may be varied by the Court with the prior written consent of the Corporation and the Parent, each acting reasonably.

Law means all federal, national, multinational, provincial, state, municipal, regional and local laws (statutory, common or otherwise), constitutions, treaties, conventions, by-laws, statutes, rules, regulations, principles of law and equity, orders, rulings, certificates, ordinances, judgments, injunctions, determinations, awards, decrees, legally binding codes or other requirements, whether domestic or foreign, and the terms and conditions of any grant of approval, permission, authority or license or other similar requirement enacted, adopted, promulgated, or applied by any Governmental Entity or self-regulatory authority (including NASDAQ), and the term “applicable” with respect to such Laws and in a context that refers to one or more Persons, means such Laws as are binding upon or applicable to such Person or its assets.

Letter of Transmittal means the letter of transmittal to be forwarded by the Corporation to Shareholders together with the Circular or such other equivalent form of letter of transmittal acceptable to the Parent acting reasonably.

Lien means any mortgage, charge, pledge, hypothec, security interest, prior claim, assignment, lien (statutory or otherwise), option, right of first refusal or first offer, occupancy rights, or restriction or adverse right or claim, or other third-party interest or encumbrance of any kind.

Meeting means the special meeting of Shareholders, including any adjournment or postponement of such special meeting in accordance with the terms of this Agreement, to be called and held in accordance with the Interim Order to consider the Arrangement Resolution and for any other purpose as may be set out in the Circular and agreed to in writing by the Parent, acting reasonably and in accordance with the Arrangement Agreement.

Milestone Payment means $3.00 payable pursuant and subject to the CVR Agreement.

NASDAQ means the NASDAQ Stock Market.

Non-Canadian Incentive Holder means any Incentive Holder other than a Canadian Incentive Holder.

Option means an option to purchase Common Shares issued pursuant to any of the Stock Option Plans or Inducement Grants or otherwise.

OSC means the Ontario Securities Commission.

Parent means AstraZeneca AB, a public company with limited liability (Aktiebolag) incorporated under the laws of Sweden, having its official seat in Södertälje, Sweden, its registered office address at 151 85 Södertälje, Sweden and registered with the trade register of the Swedish Companies Registration Office under number 556011-7482.

Person includes any individual, partnership, association, body corporate, organization, trust, estate, trustee, executor, administrator, legal representative, government (including Governmental Entity), syndicate or other entity, whether or not having legal status.

Plan of Arrangement means this plan of arrangement and any amendments, modifications, supplements or variations hereto made in accordance with the terms hereof, the terms of the Arrangement Agreement and the Interim Order (once issued) or made at the direction of the Court in the Final Order or otherwise with the prior written consent of the Corporation and the Parent, each acting reasonably.

Purchaser means 15863210 Canada Inc., a corporation formed under the federal laws of Canada.

Restricted Stock Unit means any restricted stock unit issued pursuant to any of the Stock Option Plans or otherwise.

Rights Agent means Equiniti Trust Company, LLC, in its capacity as rights agent under the CVR Agreement, or such other Person as the Corporation, the Parent and the Purchaser may mutually agree to engage as rights agent under the CVR Agreement.

SEC means the U.S. Securities and Exchange Commission.

Securities means Shares, Warrants and Options.

Securities Authority means the SEC, the OSC and any other applicable securities commission or securities regulatory authority of a province or territory of Canada or state of the United States.

Securityholders means, collectively, the Shareholders, Incentive Holders and Warrant Holders.

Shareholders means the registered or beneficial holders of the Shares, as the context requires.

Shares means the Common Shares.

Stock Option Plans means the Fusion Pharmaceuticals Inc. 2020 Stock Option and Incentive Plan and the Fusion Pharmaceuticals Inc. 2017 Equity Incentive Plan.

Underwater Option has the meaning specified in Section 3.1(c).

Warrant means a warrant issued in connection with the Existing Credit Agreement by the Corporation to purchase or acquire Common Shares.

Warrant Holders means registered or beneficial holders of Warrants, as the context requires.

Warrant Letter of Transmittal means the letter of transmittal to be forwarded by the Corporation to Warrant Holders together with the Circular or such other equivalent form of letter of transmittal acceptable to the Parent acting reasonably.

Any capitalized terms used by not defined herein shall have the meaning ascribed to such terms in the Arrangement Agreement. In addition, words and phrases used herein and defined in the Arrangement Agreement and not otherwise defined herein shall have the same meaning herein as in the Arrangement Agreement unless the context otherwise requires.

1.2	Certain Rules of Interpretation

For the purposes of this Plan of Arrangement:

(a)

References: Unless otherwise expressly provided herein, any reference in this Plan of Arrangement to an instrument, agreement or an order or an existing document or exhibit filed or to be filed means such instrument, agreement, order, document or exhibit as it may have been or may be amended, modified, or supplemented in accordance with its terms.

(b)

Interpretation Not Affected by Headings: The division of this Plan of Arrangement into articles and sections are for convenience of reference only and do not affect the construction or interpretation of this Plan of Arrangement, nor are the descriptive headings of articles and sections intended as complete or accurate descriptions of the content thereof. The terms “this Plan of Arrangement”, “hereof”, “herein”, “hereto”, “hereunder” and similar expressions refer to this Plan of Arrangement and not to any particular article, section or other portion hereof and include any instrument supplementary or ancillary hereto.

(c)

Number, Gender and Persons: The use of words in the singular or plural, or with a particular gender, including a definition, shall not limit the scope or exclude the application of any provision of this Plan of Arrangement to such Person (or Persons) or circumstances as the context otherwise permits.

(d)

Meaning of “Including”: The words includes and including and similar terms of inclusion shall not, unless expressly modified by the words only or solely, be construed as terms of limitation, but rather shall mean includes but is not limited to and including but not limited to, so that references to included matters shall be regarded as illustrative without being either characterizing or exhaustive.

(e)

References to Time: Unless otherwise specified, all references to time herein and in any document issued pursuant hereto mean local time in Toronto, Ontario and any reference to an event occurring on a Business Day shall mean prior to 5:00 p.m. on such Business Day.

(f)

Time Periods: Unless otherwise specified, time periods within or following which any payment is to be made or act is to be done shall be calculated by excluding the day on which the period commences and including the day on which the period ends.

(g)

Statutory References: Unless otherwise provided, any reference to a statute or other enactment of parliament, a legislature or other Governmental Entity includes all regulations made thereunder, all amendments to or re-enactments of such statute or regulations in force from time to time, and, if applicable, any statute or regulation that supplements or supersedes such statute or regulation.

(h)

References to Specific Sections: References to a specific Recital, Article or Section shall, unless something in the subject matter or context is inconsistent therewith, be construed as references to that specific Recital, Article or Section of this Plan of Arrangement, whereas the terms this Plan of Arrangement, hereof, herein, hereto, hereunder and similar expressions shall be deemed to refer generally to this Plan of Arrangement and not to any particular Recital, Article, Section or other portion of this Plan of Arrangement and include any documents supplemental hereto.

(i)	The Word “Or”: The word “or” is not exclusive.

1.3	Governing Law

This Plan of Arrangement shall be governed by and construed in accordance with the laws of Ontario and the federal laws of Canada applicable therein. All questions as to the interpretation or application of this Plan of Arrangement and all proceedings taken in connection with this Plan of Arrangement and its provisions shall be subject to the jurisdiction of the Court.

1.4	Currency

Unless otherwise stated, all references in this Plan of Arrangement to sums of money are expressed in, and all payments provided for herein shall be made in, United States Dollars.

1.5	Date for Any Action

If the date on which any action is required to be taken hereunder by a Person is not a Business Day, such action shall be required to be taken on the next succeeding day which is a Business Day.

1.6	Time

Time shall be of the essence in this Plan of Arrangement.

Article 2

Effect of the Arrangement

2.1	Arrangement Agreement

This Plan of Arrangement is made pursuant to, and is subject to the provisions of, the Arrangement Agreement, except in respect of the sequence of the steps comprising the Arrangement, which shall occur in the order set forth herein. If there are any inconsistencies or conflict between this Plan of Arrangement and the Arrangement Agreement, the terms of this Plan of Arrangement shall govern.

2.2	Effectiveness

The Arrangement shall become effective in the sequence described in Section 3.1 from and after the Effective Time and, without further act or formality shall be binding on and inure to the benefit of the Corporation, the Parent, the Purchaser, all registered and beneficial Securityholders, the registrar and transfer agent of the Corporation, the Depositary, the Rights Agent and all other Persons as provided for herein, or subject to, this Plan of Arrangement and their respective successors and assigns and their respective heirs, executors, administrators and other legal representatives, successors and assigns.

Article 3

Arrangement

3.1	Effective Date Transactions

Commencing immediately following the Effective Time, the following events or transactions shall occur, and be deemed to have occurred and be taken and effected, in the following order, without any further act or formality required on the part of any Person, except as may be expressly provided herein, in each case, unless stated otherwise, effective as at five minute intervals starting at the Effective Time:

(a)

notwithstanding the terms of the Warrants or any agreements or other arrangements relating to the Warrants, each Warrant outstanding immediately prior to the Effective Time shall be assigned and transferred from the holder thereof to the Corporation in consideration for (i) a cash payment by or on behalf of the Corporation equal to (A) the number of Common Shares into which such Warrant is then exercisable multiplied by (B) the amount by, if any, by which the Cash Consideration exceeds the exercise price per Common Share of such Warrant and (ii) one CVR (to be delivered by or on behalf of the Corporation) with respect to each Common Share into which such Warrant is then exercisable, in each case subject to applicable Tax withholdings and other source deductions, and such Warrant shall be cancelled immediately after its transfer to the Corporation;

(b)

notwithstanding the Stock Option Plans, Inducement Grant award agreements or any agreements or other arrangements relating to the Options, each Option with an exercise price per Common Share that is less than the Cash Consideration and outstanding immediately prior to the Effective Time (whether vested or unvested) shall be assigned, transferred and surrendered by the holder thereof to the Corporation in consideration for (i) a cash payment by or on behalf of the Corporation equal to (A) the number of Common Shares into which such Option is then exercisable multiplied by (B) the amount, if any, by which the Cash Consideration exceeds the exercise price per Common Share of such Option and (ii) one CVR (to be delivered by or on behalf of the Corporation) with respect to each Common Share into which such Option is then exercisable, in each case subject to applicable Tax withholdings and other source deductions, and such Option shall be cancelled immediately after its transfer to the Corporation;

(c)

notwithstanding the Stock Option Plans, Inducement Grant award agreements or any agreements or other arrangements relating to the Options, each Option with an exercise price per Common Share that is greater than or equal to the Cash Consideration and less than the Cash Consideration plus the Milestone Payment (an Underwater Option) outstanding immediately prior to the Effective Time (whether vested or unvested) shall be surrendered by the holder thereof to the Corporation in consideration for one CVR (to be delivered by or on behalf of the Corporation) with respect to each Common Share then subject to such Underwater Option, in each case subject to applicable Tax withholdings and other source deductions, and such Option shall be cancelled immediately after its transfer to the Corporation; provided that, each CVR issued to a holder in respect of an Underwater Option shall only entitle such holder to an amount in cash equal to the amount by which the Cash Consideration plus the Milestone Payment exceeds the exercise price per Share of such Underwater Option, if payable and as otherwise determined in accordance with the CVR Agreement;

(d)

notwithstanding the Stock Option Plans, Inducement Grant award agreements or any agreements or other arrangements relating to the Options or any other provision of this Plan of Agreement or the Arrangement Agreement, each Option with an exercise price per Common Share that is greater than or equal to the Cash Consideration plus the Milestone Payment shall be canceled at the Effective Time without any consideration payable therefor;

(e)

notwithstanding the Stock Option Plans or any agreements or other arrangements relating to the Restricted Stock Units, each Restricted Stock Unit held by a Canadian Incentive Holder and outstanding immediately prior to the Effective Time (whether vested or unvested) shall be assigned, transferred and surrendered by the holder thereof to the Corporation in consideration for one Common Share for each Common Share underlying such Restricted Stock Unit, subject to applicable Tax withholdings and other source deductions, and such Restricted Stock Unit shall be cancelled immediately after its transfer to the Corporation;

(f)

notwithstanding the Stock Option Plans or any agreements or other arrangements relating to the Restricted Stock Units, each Restricted Stock Unit held by a Non-Canadian Incentive Holder and outstanding immediately prior to the Effective Time (whether vested or unvested) shall be surrendered by the holder thereof to the Corporation in consideration for (i) a cash payment by or on behalf of the Corporation equal to the (A) the number of Common Shares underlying such Restricted Stock Unit multiplied by the Cash Consideration and (ii) one CVR (to be delivered by or on behalf of the Corporation) in respect of each Common Share underlying such Restricted Stock Unit, in each case subject to applicable Tax withholdings and other source deductions, and such Restricted Stock Unit shall be cancelled immediately after its transfer to the Corporation;

(g)

(i) each Incentive Holder shall cease to be a holder of any Options or Restricted Stock Units and each Warrant Holder shall cease to be a holder of any Warrants, (ii) such Incentive Holder’s or Warrant Holder’s name shall be removed from each applicable register, (iii) the Stock Option Plans or Inducement Grant award agreements, the Warrants and all agreements and other arrangements relating to the Options, Restricted Stock Units and Warrants shall be terminated and shall be of no further force and effect and (iv) such holder shall thereafter have only the right to receive the consideration to which it is entitled pursuant to Section 3.1(a), Section 3.1(b), Section 3.1(c), Section 3.1(e) or Section 3.1(f), as the case may be, at the time specified in Section 3.1(a), Section 3.1(b), Section 3.1(c), Section 3.1(e) and Section 3.1(f);

(h)

each Share held by a Dissenting Shareholder in respect of which Dissent Rights have been validly exercised shall be deemed to have been assigned and transferred without any further act or formality to the Purchaser (free and clear of all Liens) in consideration for a debt claim against the Purchaser for the amount determined under Article 5 hereof, and: (i) such Dissenting Shareholders shall cease to be the holders of such Shares and to have any rights as holders of such Shares, other than the right to be paid fair value for such Shares, as set out in Article 5 of this Plan of Arrangement; (ii) such Dissenting Shareholders’ names shall be removed as the holders of such Shares from the registers of Shares maintained by or on behalf of the Corporation; and (iii) the Purchaser shall be deemed to be the transferee of such Shares, free and clear of all Liens, and shall be entered in the registers of the Shares maintained by or on behalf of the Corporation; and

(i)

each Share (including Shares issued pursuant to Section 3.1(e)), other than Shares held by a Dissenting Shareholder who has validly exercised such holder’s Dissent Right, shall, without any further action by or on behalf of a holder of Shares, be deemed to be assigned and transferred by the holder thereof to the Purchaser (free and clear of all Liens) in exchange for the Consideration for each Share held, and: (i) the holders of such Shares shall cease to be the holders thereof and to have any rights as holders of such Shares other than the right to be paid the Consideration in accordance with this Plan of Arrangement; (ii) such holders’ names shall be removed from the registers of the Shares maintained by or on behalf of the Corporation; and (iii) the Purchaser shall be deemed to be the transferee of such Shares (free and clear of all Liens) and shall be entered in the registers of the Shares maintained by or on behalf of the Corporation.

3.2	Transfers Free and Clear

Any transfer of securities pursuant to this Plan of Arrangement shall be free and clear of all Liens.

3.3	Withholding Rights

The Corporation, the Parent, the Purchaser, and the Depositary shall be entitled to deduct and withhold from any amount payable or otherwise deliverable to any Person hereunder, such amounts as the Corporation, the Parent, the Purchaser, or the Depositary is required to deduct and withhold with respect to such payment under the Tax Act, the United States Internal Revenue Code of 1986, as amended (the Code), or any provision of any applicable federal, provincial, territorial, state, local or foreign tax laws, in each case, as amended. To the extent that amounts are so withheld, such withheld amounts shall be treated for all purposes hereof as having been paid to the relevant Person in respect of which such deduction and withholding was made, provided that such withheld amounts are remitted to the appropriate Governmental Entity. To the extent that the amount required to be deducted or withheld from any consideration payable to any Person hereunder exceeds the cash component, if any, of the consideration otherwise payable to such Person, the Purchaser, the Corporation, the Depositary, or any other Person, as applicable, may sell or otherwise dispose of such portion of the non-cash consideration otherwise payable to such Person as is necessary to provide sufficient funds to enable the payor to comply with such deduction and/or withholding requirements.

3.4	Adjustments to Consideration

If, between the date of the Arrangement Agreement and the Effective Time, any change in the outstanding equity interests of the Corporation shall occur as a result of any reorganization, reclassification, recapitalization, stock split (including a reverse stock split), subdivision or combination, exchange or readjustment of shares, or any stock dividend or stock distribution (including any dividend or other distribution of securities convertible into Shares) with a record date during such period, the Consideration shall be equitably adjusted to reflect such change and provide the holders of each Share the same economic effect as contemplated by this Agreement prior to such event; provided, that nothing in this Section 3.4 shall be construed to permit the Corporation to take any such action that is restricted by any other provision of this Plan of Arrangement or the Arrangement Agreement, including actions taken without the consent of the Parent if such consent is required under Section 4.1 of the Arrangement Agreement.

Article 4

Payment of Consideration

4.1	Deposit of Consideration

(a)	Prior to the filing of the Articles of Arrangement, the Purchaser shall deposit, or arrange or cause to be deposited:

(i)

Shares: for the benefit of holders of Shares that were transferred pursuant to Section 3.1(i), (A) cash with the Depositary, in escrow in the aggregate amount equal to the payments in respect thereof required by Section 3.1(i), and (B) CVRs with the Rights Agent, in escrow, equal to the number of CVRs to be issued pursuant Section 3.1(i), net of applicable withholdings;

(ii)

Warrant, Options and Restricted Stock Units surrendered pursuant to Section 3.1(a), Section 3.1(b) and Section 3.1(f): as a pre-closing loan to the Corporation, for the benefit of holders of Warrants, Options and Restricted Stock Units surrendered pursuant to such Sections (A) cash with the Depositary, in escrow, in the aggregate amount equal to the payments in respect thereof required by such Sections and (B) CVRs with the Rights Agent, in escrow, equal to the number of CVRs to be issued pursuant to such Sections, net of applicable withholdings; and

(iii)

Underwater Options: for the benefit of holders of Underwater Options, CVRs with the Rights Agent, in escrow, equal to the number of CVRs to be issued pursuant to Section 3.1(c), net of applicable withholdings.

4.2	Surrender of Certificates and Payment of Consideration

(a)

Share Certificates: As soon as practicable following the later of the Effective Date and the surrender to the Depositary for cancellation of a certificate which immediately prior to the Effective Time represented outstanding Shares that were transferred pursuant to Section 3.1(i), together with a duly completed and executed Letter of Transmittal and such additional documents and instruments as the Depositary may reasonably require, and such other documents and instruments as would have been required to effect such transfer under the CBCA, the Securities Transfer Act (Ontario) and the articles of the Corporation, the former holder of the Shares represented by such surrendered certificate shall be entitled to receive in exchange therefor, and the Depositary and the Rights Agent, as applicable, shall deliver to such holder, the cash and the CVRs which such holder has the right to receive under the Arrangement for such Shares less any amounts withheld pursuant to Section 3.3, and any certificate so surrendered shall forthwith be cancelled.

(b)

Warrant Certificates: As soon as practicable following the later of the Effective Date and the surrender to the Depositary for cancellation of a certificate which immediately prior to the Effective Time represented outstanding Warrants that were transferred pursuant to Section 3.1(a), together with a duly completed and executed Warrant Letter of Transmittal and such additional documents and instruments as the Depositary may reasonably require, and such other documents and instruments as would have been required to effect such transfer under the CBCA, the Securities Transfer Act (Ontario) and the articles of the Corporation, the former holder of the Warrants represented by such surrendered certificate shall be entitled to receive in exchange therefor, and the Depositary and the Rights Agent, as applicable, shall deliver to such holder, the cash and the CVRs which such holder has the right to receive under the Arrangement for such Warrants less any amounts withheld pursuant to Section 3.3, and any certificate so surrendered shall forthwith be cancelled.

(c)

Options and Restricted Stock Units surrendered pursuant to Section 3.1(b), Section 3.1(c), and Section 3.1(f): As soon as reasonably practicable after the Effective Date, the Corporation shall, or shall cause an affiliate of the Corporation to, (i) pay the amounts (if any), net of applicable Taxes and withholdings and other sources deductions, to be paid to the applicable Incentive Holders pursuant to Section 3.1(b), Section 3.1(c), and Section 3.1(f), either (A) pursuant to the normal payroll practices and procedures of the Corporation or its applicable affiliate, or (B) through the accounts payable system or other general account (other than the payroll account) of the Corporation or its applicable affiliate (delivered to such Incentive Holder, as applicable, as reflected on the register maintained by or on behalf of the Corporation in respect of the Options and Restricted Stock Units) and (ii) cause the Rights Agent to deliver the CVRs to the applicable Incentive Holders. Notwithstanding anything in this Plan of Arrangement to the contrary, it is the intent of the parties that the Milestone (as defined in the CVR Agreement) shall be deemed to constitute a substantial risk of forfeiture within the meaning of Section 409A of the Code and that any amount payable under the CVR Agreement be exempt from Section 409A of the Code. For purposes of Section 409A of the Code, each payment in respect of an Option or Restricted Stock Unit under this Plan of Arrangement or the CVR Agreement shall be treated as a separate payment. The terms of the CVRs to be issued to any Incentive Holder pursuant to this Plan of Arrangement and the circumstances in which any payment is made in respect thereof, shall be governed solely by the CVR Agreement and this Plan of Arrangement and shall provide for payment no later than seventy-five (75) days following the last day of the calendar year in which the Milestone is achieved.

(d)

Subject to Section 4.2(e), until surrendered as contemplated by this Section 4.2, each certificate that immediately prior to the Effective Time represented Shares (other than Shares in respect of which Dissent Rights have been validly exercised and not withdrawn) or Warrants shall be deemed after the Effective Time to represent only the right to receive upon such surrender a cash payment and CVRs, as applicable, in lieu of such certificate as contemplated in this Section 4.2, less any amounts withheld pursuant to Section 3.3.

(e)

Any certificate formerly representing Shares or Warrants not duly surrendered on or before the sixth (6th) anniversary of the Effective Date shall cease to represent a claim by or interest of any former holder of Shares or Warrants of any kind or nature against or in the Corporation, the Parent or the Purchaser. On such date, all cash or CVRs, as applicable, to which such former holder was entitled shall be deemed to have been surrendered to the Purchaser or the Corporation, as applicable, and shall be paid over by the Depositary or the Rights Agent, as applicable, to the Purchaser or as directed by the Purchaser. None of the Corporation, the Parent, the Purchaser, or any other Person will be liable to any Person in respect of any Consideration (including any consideration previously held by the Depositary in trust for any such former holder) which is forfeited to the Corporation or the Parent or delivered to any public official pursuant to any applicable abandoned property, escheat or similar law.

4.3	Forfeiture of Payment; No Other Consideration

(a)

Any payment made by way of cheque by the Depositary (or the Corporation, if applicable) pursuant to this Plan of Arrangement that has not been deposited or has been returned to the Depositary (or the Corporation) or that otherwise remains unclaimed, in each case, on or before the sixth anniversary of the Effective Time, and any right or claim to payment hereunder that remains outstanding on the sixth anniversary of the Effective Time shall cease to represent a right or claim of any kind or nature and the right of the holder to receive the applicable consideration for the Securities pursuant to this Plan of Arrangement shall terminate and be deemed to be surrendered and forfeited to the Purchaser or the Corporation, as applicable, for no consideration.

(b)

No holder of Securities shall be entitled to receive any consideration with respect to such Securities other than any cash payment and CVRs to which such holder is entitled to receive in accordance with Section 3.1 and this Article 4 and, for greater certainty, no such holder shall be entitled to receive any interest, dividends, premium or other payment in connection therewith.

4.4	Lost Certificates

In the event that any certificate which as at the Effective Time represented Securities which were transferred in accordance with Section 3.1 shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming such certificate to be lost, stolen or destroyed, the Depositary or the Corporation (in the case of the Warrants and Options) shall deliver in exchange for such lost, stolen or destroyed certificate, the consideration which such person is entitled to receive in accordance with Section 3.1, provided that, as a condition precedent to any such delivery by the Depositary or the Corporation (in the case of the Warrants and Options), such person shall have provided a bond satisfactory to the Corporation and/or the Depositary in such amount as the Corporation and/or the Depositary may direct, or otherwise indemnified the Corporation and the Depositary in a manner satisfactory to the Corporation and/or the Depositary, against any claim that may be made against the Corporation or the Depositary with respect to the certificate alleged to have been lost, stolen or destroyed and shall otherwise have taken such actions as may be required by the articles of the Corporation.

Article 5

Dissent Rights

5.1	Dissent Rights

(a)

Pursuant to the Interim Order, registered Shareholders may exercise Dissent Rights under Section 190 of the CBCA, as modified by this Article 5 , the Interim Order and the Final Order, with respect to Shares in connection with the Arrangement, provided that, notwithstanding Section 190(5) of the CBCA, the written notice setting forth the objection of such registered Shareholders to the Arrangement and exercise of Dissent Rights must be received by the Corporation not later than 5:00 p.m. (Toronto time) on the Business Day that is two (2) Business Days before the Meeting or any date to which the Meeting may be postponed or adjourned and provided further that registered Shareholders who exercise such Dissent Rights:

(i)

are ultimately entitled to be paid fair value by the Purchaser for their Shares: (A) shall be deemed not to have participated in the transactions set forth in Article 3 (other than Section 3.1(h)); (B) shall be deemed to have transferred and assigned such Shares in respect of which such Dissent Rights have been exercised (free and clear of any Liens) to the Purchaser in accordance with Section 3.1(h); (C) shall be entitled to be paid the fair value of such Shares by the Purchaser, less any applicable Tax, which fair value, notwithstanding anything to the contrary set forth in the CBCA, shall be determined as of the close of business on the Business Day before the Arrangement Resolution was adopted; and (D) shall not be entitled to any other payment or consideration, including any payment that would be payable under the Arrangement had such holder not exercised their Dissent Rights in respect of such Shares; or

(ii)

are ultimately not entitled, for any reason, to be paid fair value for their Shares shall be deemed to have participated in the Arrangement on the same basis as a non-dissenting Shareholder and shall be entitled to receive, and shall receive, only the consideration contemplated in Section 3.1(i) hereof that such holder would have received pursuant to the Arrangement if such Dissenting Shareholder had not exercised Dissent Rights; and

(b)

In no circumstances shall the Corporation, the Purchaser or any other Person be required to recognize a Person exercising Dissent Rights unless such Person is a registered holder of those Shares in respect of which such rights are sought to be exercised.

5.2	No Other Rights

(a)

For greater certainty, in no case shall the Corporation, the Purchaser or any other Person be required to recognize Dissenting Shareholders as holders of Shares after the Effective Time, and the names of such Dissenting Shareholders shall be deleted from the register of Shares as of the Effective Time.

(b)	For greater certainty, Shareholders who vote, or who have instructed a proxyholder to vote, in favour of the Arrangement Resolution shall not be entitled to exercise Dissent Rights.

(c)

In addition to any other restrictions set forth in the CBCA, none of the following shall be entitled to exercise Dissent Rights: (i) Incentive Holders; (ii) Warrant Holders; (iii) a Shareholder who seeks to exercise Dissent Rights with respect to less than all of the Shares held by such Shareholder; and (iv) Shareholders who vote or have instructed a proxyholder to vote such Shares in favour of the Arrangement Resolution.

Article 6

General

6.1	Deeming Provisions

In this Plan of Arrangement, the deeming provisions are not rebuttable and are conclusive and irrevocable.

6.2	Amendments

(a)

The Purchaser and the Corporation may amend, modify or supplement this Plan of Arrangement at any time and from time to time prior to the Effective Time, provided that each such amendment, modification or supplement must be: (i) set out in writing; (ii) agreed to in writing by the Purchaser and the Corporation; (iii) filed with the Court and, if made following the Meeting, approved by the Court; and (iv) communicated to Securityholders or former Securityholders if and as required by the Court.

(b)

Any amendment, modification or supplement to this Plan of Arrangement may be proposed by the Corporation or the Purchaser at any time prior to the Meeting provided that the Purchaser or the Corporation, as applicable, shall have consented thereto in writing, with or without any other prior notice or communication, and, if so proposed and accepted by the persons voting at the Meeting (other than as may be required under the Interim Order), shall become part of this Plan of Arrangement for all purposes.

(c)

Any amendment, modification or supplement to this Plan of Arrangement that is approved by the Court following the Meeting shall be effective only if: (i) it is consented to in writing by each of the Purchaser and the Corporation; (ii) it is filed with the Court and (iii) if required by the Court, it is consented to by Shareholders voting in the manner directed by the Court.

(d)

Any amendment, modification or supplement to this Plan of Arrangement may be made following the Effective Time unilaterally by the Purchaser, provided that it concerns a matter that, in the reasonable opinion of the Purchaser, is of an administrative nature required to better give effect to the implementation of this Plan of Arrangement and is not adverse to the economic interest of any former Securityholder.

(e)	This Plan of Arrangement may be withdrawn prior to the Effective Time in accordance with the terms of the Arrangement Agreement.

6.3	Severability of Plan of Arrangement Provisions

If, prior to the Effective Time, any term or provision of this Plan of Arrangement is held by the Court to be invalid, void or unenforceable, at the request of the Corporation and the Purchaser, the Court shall have the power to either (a) sever such term or provision from the balance of this Plan of Arrangement and provide the Corporation and the Purchaser with the option to proceed with the implementation of the balance of this Plan of Arrangement as of and with effect from the Effective Time, or (b) alter and interpret such term or provision to make it valid or enforceable to the maximum extent practicable, consistent with the original purpose of the term or provision held to be invalid, void or unenforceable, and such term or provision shall then be applicable as altered or interpreted. Notwithstanding any such holding, alteration or interpretation, and provided that the Arrangement is implemented, the remainder of the terms and provisions of this Plan of Arrangement shall remain in full force and effect and shall in no way be affected, impaired or invalidated by such holding, alteration or interpretation.

6.4	Paramountcy

From and after the Effective Time: (a) this Plan of Arrangement shall take precedence and priority over any and all Securities issued or outstanding prior to the Effective Time; (b) the rights and obligations of the holders of Securities, the Corporation, the Purchaser, the Depositary and any transfer agent or other depositary therefor in relation thereto, shall be solely as provided for in this Plan of Arrangement; and (c) all actions, causes of action, claims or proceedings (actual or contingent and whether or not previously asserted) based on or in any way relating to any Securities shall be deemed to have been settled, compromised, released and determined without liability except as set forth in this Plan of Arrangement.

6.5	Further Assurances

Notwithstanding that the transactions and events set out herein shall occur and be deemed to occur in the order set out in this Plan of Arrangement without any further act or formality, the Corporation and the Purchaser shall make, do and execute, or cause to be made, done and executed, all such further acts, deeds, agreements, transfers, assurances, instruments or documents as may reasonably be required by any of them to carry out the full intent and meaning of this Plan of Arrangement and to give effect to the transactions contemplated herein.

Execution Version

SCHEDULE B

ARRANGEMENT RESOLUTION

BE IT RESOLVED THAT:

1.

The arrangement (the Arrangement) under Section 192 of the Canada Business Corporations Act (the CBCA) involving Fusion Pharmaceuticals Inc. (the Corporation), pursuant to the arrangement agreement dated March 18, 2024 among AstraZeneca AB (the Parent), 15863210 Canada Inc. (the Purchaser) and the Corporation (as it may from time to time be amended, modified or supplemented, the Arrangement Agreement), as more particularly described and set forth in the proxy statement and management information circular of the Corporation (the Circular) dated [•], 2024 accompanying the notice of this meeting, as may be amended, modified or supplemented, be and is hereby authorized, approved and adopted.

2.

The plan of arrangement of the Corporation (as it may be amended, modified or supplemented in accordance with its terms and the terms of the Arrangement Agreement, the Plan of Arrangement), the full text of which is set out in Appendix [•] to the Circular, be and is hereby authorized, approved and adopted.

3.

The: (a) Arrangement Agreement and all the transactions contemplated therein; (b) actions of the directors of the Corporation in approving the Arrangement and the Arrangement Agreement; and (c) actions of the directors and officers of the Corporation in executing and delivering the Arrangement Agreement and any modifications, supplements or amendments thereto, and causing the performance by the Corporation of its obligations thereunder, be and are hereby ratified and approved.

4.

The Corporation is hereby authorized to apply for a final order from the Ontario Superior Court of Justice (Commercial List) (the Court) to approve the Arrangement on the terms set forth in the Arrangement Agreement and the Plan of Arrangement.

5.

Notwithstanding that this resolution has been passed (and the Arrangement adopted) by the shareholders of the Corporation or that the Arrangement has been approved by the Court, the directors of the Corporation are hereby authorized and empowered to, without notice to or approval of the shareholders of the Corporation: (a) amend, modify or supplement the Arrangement Agreement or the Plan of Arrangement to the extent permitted thereby, and (b) subject to the terms of the Arrangement Agreement, not to proceed with the Arrangement and related transactions.

6.

Any officer or director of the Corporation is hereby authorized and directed, for and on behalf of the Corporation, to execute and deliver for filing with the Director under the CBCA, articles of arrangement and such other documents as may be necessary or desirable to give effect to the Arrangement in accordance with the Arrangement Agreement, such determination to be conclusively evidenced by the execution and delivery of such articles of arrangement and any such other documents.

7.

Any officer or director of the Corporation is hereby authorized and directed, for and on behalf of the Corporation, to execute or cause to be executed and to deliver or cause to be delivered all such other documents and instruments and to perform or cause to be performed all such other acts and things as such person determines may be necessary or desirable to give full effect to the foregoing resolutions and the matters authorized thereby, such determination to be conclusively evidenced by the execution and delivery of such document or instrument or the doing of any such act or thing.

B-1

Execution Version

SCHEDULE C

REPRESENTATIONS AND WARRANTIES OF THE CORPORATION

1.

Corporate Existence and Power. The Corporation is a corporation validly existing and in good standing under the CBCA and has all requisite corporate power and capacity to own, lease and operate its properties and assets as now owned and to carry on its business as now conducted. The Corporation is duly registered or otherwise authorized to do business and is in good standing in each jurisdiction in which the character of its properties and assets, whether owned, leased, licensed or otherwise held, or the nature of its activities makes such registration necessary, except as to the extent that any failure of the Corporation to be so registered, authorized or qualified would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

2.

Corporate Authorization. The execution, delivery and performance by the Corporation of this Agreement and the consummation by the Corporation of the transactions contemplated hereby are within the Corporation’s corporate power and capacity and have been unanimously and duly authorized by the Board which authorization has not been rescinded and no other corporate proceedings on the part of the Corporation are necessary to authorize this Agreement or the transactions contemplated hereby other than the approval by the Board of the record date for the Meeting and the Circular and receipt of the Required Shareholder Approval, the Interim Order, the Final Order and each of the Regulatory Approvals.

3.

Execution and Binding Obligation. This Agreement (a) has been duly executed and delivered by the Corporation and, assuming the due authorization, execution and delivery by the Parent and the Purchaser, (b) constitutes the legal, valid and binding obligation of the Corporation and (c) is enforceable against the Corporation in accordance with its terms, subject to the qualification that such enforceability may be limited by bankruptcy, insolvency, reorganization or other Laws of general application relating to or affecting rights of creditors and that equitable remedies, including specific performance, are discretionary and may not be ordered.

4.

Governmental Authorization. The execution, delivery and performance by the Corporation of this Agreement and the consummation by the Corporation of the transactions contemplated hereby and by the Plan of Arrangement require no consent, approval or authorization from or any action by or in respect of, or filing, recording, registering or publication with, or notification to any Governmental Entity other than (a) the Interim Order and any approvals required by the Interim Order; (b) the Final Order; (c) filings with the Director under the CBCA; (d) compliance with any applicable Securities Laws, including applicable requirements of and filings with the SEC in accordance with the Exchange Act, and with the rules and policies of NASDAQ; (e) the Key Regulatory Approvals and any other filings or notifications in accordance with applicable Canadian, U.S. or foreign competition, antitrust, merger control or investment Laws; and (f) any actions or filings the absence of which would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect or prevent or materially delay the consummation of the Arrangement or the transactions contemplated hereby.

5.	Non-Contravention.

(a)

Neither the Corporation nor any of its Subsidiaries is in violation of its Constating Documents or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any Contract to which the Corporation or any of its Subsidiaries is a party or to which any of them, or any of their respective properties or assets, may be subject or by which the Corporation or any of its Subsidiaries is bound, except where such violations and defaults, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect.

(b)

The execution, delivery and performance by the Corporation of its obligations under this Agreement and the consummation of the transactions contemplated hereby and by the Plan of Arrangement do not and will not (with the giving of notice or lapse of time or both):

(i)	contravene, conflict with, or result in any violation or breach of any provision of the Constating Documents of the Corporation or any Subsidiary;

(ii)

assuming compliance with the matters referred to in Section 4 above, contravene, conflict with or result in a violation or breach of any applicable Law or any Authorization issued by a Governmental Entity held by the Corporation or any Subsidiary;

(iii)

other than as set out in Section 5(b) of the Corporation Disclosure Letter, (A) require any notice or consent or other action by any Person, (B) contravene, conflict with or result in a violation or breach or default under, (C) cause or permit the termination, cancellation or acceleration of any right or obligation or the loss of any benefit to which the Corporation or any Subsidiary is entitled under, (D) or give rise to any rights of first refusal or trigger any change in control provisions, or (E) cause any indebtedness to come due before its stated maturity or cause any credit to cease to be available or any restriction under any of the terms, conditions or provisions of any Material Contract or Authorization, binding upon the Corporation or any Subsidiary or affecting any of their respective assets; or

(iv)	result in the creation or imposition of any Lien on any asset of the Corporation or any Subsidiary (other than a Permitted Lien),

with such exceptions, in the case of each of clauses (ii), (iii) and (iv), as do not have or would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect and would not prevent or materially delay the consummation of the Arrangement or the transactions contemplated hereby.

(c)

True, correct and complete copies of the Constating Documents, including all amendments thereto, of the Corporation and each of its Subsidiaries as currently in effect have been made available to the Parent, and neither the Corporation nor any of its Subsidiaries has taken any action to amend or succeed such documents.

6.	Capitalization.

(a)	The authorized share capital of the Corporation consists of an unlimited number of Common Shares and Preferred Shares.

(b)

As of the close of business on March 15, 2024 (the Capitalization Date), there were (i) 84,692,585 Common Shares outstanding, (ii) no Preferred Shares were outstanding, (iii) 15,642,454 Common Shares that were subject to issuance pursuant to outstanding Options (which have a weighted average exercise price of $6.30 per Common Share), (iv) 1,711,100 Common Shares that were subject to issuance pursuant to outstanding Restricted Stock Units, (v) 229,938 Common Shares that were subject to issuance pursuant to outstanding Warrants (which have a weighted average exercise price of $4.35 per Common Share), (vi) a maximum of 100,000 Common Shares could be delivered under the Employee Share Purchase Plan upon the exercise of outstanding purchase rights (based on the accumulated payroll deductions and outstanding elections, assuming the Fair Market Value (as defined in the Employee Share Purchase Plan)) of a Common Share on the date of exercise is equal to $2.49 (vii) 1,989,009 Common Shares were reserved for future issuance under the Stock Option Plans, and (viii) 2,352,252 Common Shares were reserved for future issuance under the Employee Share Purchase Plan. Since the Capitalization Date through the date hereof, the Corporation has not issued any securities, except pursuant to the exercise of Options or vesting and settlement of Restricted Stock Units outstanding on the Capitalization Date in accordance with their terms.

(c)

Section 6(c) of the Corporation Disclosure Letter further sets forth a true, correct and complete list, as of the Capitalization Date, for each outstanding Option, Restricted Stock Unit and Warrant, the holder of each such outstanding Option, Restricted Stock Unit and Warrant, the country of residence of such holder as and to the extent set forth in the Corporation’s records, the number of Common Shares underlying such Option, Restricted Stock Unit and Warrant, the grant date, the vesting commencement date (if different from the grant date), the exercise price, the vesting schedule and the extent to which the relevant award is vested or exercisable, the Stock Option Plan or other arrangement under which the award was granted, the expiration date and whether the award is intended to qualify as an “incentive stock option” under Section 422 of the Code, in each case as applicable, of such Options, Restricted Stock Units and Warrants.

(d)

Except as set forth in (a), (b) or (c) above or in the Corporation’s Constating Documents, there are no pre-emptive or other outstanding rights, options, warrants, conversion rights, redemption rights, repurchase rights, shareholder rights plans, agreements, arrangements, calls, commitments or rights of any kind that obligate the Corporation or any of its Subsidiaries to issue or sell any shares of capital stock or other securities of the Corporation or any of its Subsidiaries or any securities or obligations convertible or exchangeable into or exercisable for, or giving any Person a right to subscribe for or acquire, from treasury any securities of the Corporation or any of its Subsidiaries, and no securities or obligations evidencing such rights are authorized, issued or outstanding.

(e)

Except for outstanding Options, Restricted Stock Units and Warrants as set out in Section 6(c) of the Corporation Disclosure Letter, or as set out in Section 6(e) of the Corporation Disclosure Letter, there are no outstanding contractual or other rights to which the Corporation or any of its Subsidiaries is a party, the value of which is based on the value of the Shares. The Corporation has made available to the Parent correct and complete copies of each of the Stock Option Plans, the Employee Share Purchase Plan and the forms of Option award agreement, Restricted Stock Unit award agreement, Inducement Grant award agreement and Warrant award agreement evidencing the Options, Restricted Stock Units and Warrants, respectively, and with respect to the foregoing forms, other than differences with respect to the number of Shares covered thereby, the grant date, the exercise price, regular vesting schedule and expiration date applicable thereto, no such Option, Restricted Stock Unit, Inducement Grant or Warrant agreement materially deviates from such forms.

(f)

All of the outstanding Shares have been duly authorized and validly issued and are fully paid and non-assessable. Each grant of an Option or Restricted Stock Unit was duly authorized by the Board (or a duly constituted and authorized committee thereof or other authorized designee). Each Option granted to any U.S. or Canadian taxpayer has an exercise price that is no less than the fair market value of the Common Shares on the date of grant and the Corporation has not granted any Options to any U.S. taxpayer that is subject to Section 409A of the Code. Each Restricted Stock Unit granted to any U.S. taxpayer is exempt from Section 409A of the Code. No Option may be early exercised in exchange for restricted Common Shares.

(g)

Each grant of an Option and Restricted Stock Unit was made in accordance, with in all material respects, to the extent applicable: (i) the terms and conditions of the Stock Option Plans or Inducement Grant award agreements, as applicable, (ii) all applicable Securities Laws and any applicable NASDAQ rules or policies, (iii) the Code, and (iv) all other applicable Laws. The Corporation has the requisite power and authority, in accordance with the applicable Stock Option Plans and Inducement Grant award agreements, the applicable award agreements and any other applicable contract, to take the actions contemplated by this Agreement and the treatment of the Options and Restricted Stock Units and described in the Plan of Arrangement, as of the Effective Time, will be binding on the holders of Options and Restricted Stock Units.

(h)

Other than as set out in Section 6(g) of the Corporation Disclosure Letter, there are no outstanding contractual or other obligations of the Corporation or any of its Subsidiaries to repurchase, redeem or otherwise acquire any of its securities or with respect to the voting or disposition of any outstanding securities of the Corporation or any of its Subsidiaries.

(i)	All dividends or distributions on securities of the Corporation that have been accrued, declared or authorized have been paid in full.

(j)

Section 6(j) of the Corporation Disclosure Letter identifies, as of the date hereof, each Corporation Employee (or prospective Corporation Employee) with an offer letter, employment agreement or other Contract or Employee Plan that contemplates a grant of, or right to purchase or receive: (i) Options, Restricted Stock Units or other equity awards with respect to Shares or (ii) other securities of the Corporation that, in each case, have not been issued or granted as of the Capitalization Date, together with the number of Shares underlying such contemplated grant of Options, Restricted Stock Units other equity awards or other securities and any material promised terms thereof.

7.	Subsidiaries.

(a)

Other than the entities set out in Section 7(a) of the Corporation Disclosure Letter, the Corporation has no direct or indirect Subsidiaries. The Corporation is the registered and beneficial owner of all of the outstanding shares of capital stock and other equity interests of the Subsidiaries, free and clear of any Liens (other than transfer restrictions imposed by applicable Securities Laws). There are no outstanding options, rights, entitlements, understandings or commitments (contingent or otherwise) regarding the right to acquire any such shares or other equity interests in any of the Subsidiaries. All of such shares and other equity interests so owned by the Corporation have been validly issued fully paid and non-assessable (and no such shares or other equity interests have been issued in violation of any pre-emptive or similar rights).

(b)

Each Subsidiary is a corporation duly organized, validly existing and in good standing under the Laws of the jurisdiction of its incorporation and has all requisite corporate power and capacity to own, lease and operate its properties and assets as now owned and to carry on its business as now conducted.

(c)

Other than the Subsidiaries, investments in marketable securities in the Ordinary Course, and as is set out in Section 7(c) of the Corporation Disclosure Letter, neither the Corporation nor any of its Subsidiaries owns, beneficially or of record, any equity interest of any kind in any other Person.

8.

Shareholders’ and Similar Agreements. Other than as set out in Section 6 above or in Section 8 of the Corporation Disclosure Letter, neither the Corporation nor any of its Subsidiaries is a party to or has any commitment to become a party to any shareholder, joint venture, partnership, pooling, voting, registration rights or other similar arrangement or agreement relating to the ownership, voting or qualification for sale of any of the securities of the Corporation or its Subsidiaries or pursuant to which any Person other than the Corporation or any of its Subsidiaries may have any right or claim in connection with any existing or past equity interest in the Corporation or any of its Subsidiaries. True, correct and complete copies of any such agreements currently in effect have been made available to the Parent.

9.	Canadian Securities Laws Matters.

(a)

The Corporation is a “reporting issuer” under applicable Securities Laws in Alberta, British Columbia, Manitoba, New Brunswick, Newfoundland and Labrador, Nova Scotia, Ontario, Prince Edward Island and Saskatchewan and is not in default of any material requirements of any Securities Laws applicable in such jurisdictions. The Shares have not been listed or quoted by the Corporation on any market in Canada. As of the date hereof, no order ceasing or suspending trading in securities of the Corporation or prohibiting the sale of such securities has been issued and is currently outstanding against the Corporation, or against any of its directors and officers.

(b)

The Corporation has not taken any action to cease to be a reporting issuer in Alberta, British Columbia, Manitoba, New Brunswick, Newfoundland and Labrador, Nova Scotia, Ontario, Prince Edward Island and Saskatchewan nor has the Corporation received notification from any Securities Authority seeking to revoke the reporting issuer status of the Corporation.

(c)

The Corporation has timely filed with the Securities Authorities all material forms, reports, schedules, statements and other documents required to be filed by the Corporation with the Securities Authorities since December 31, 2021 and, no such document, at the time filed (or, if amended or superseded by a subsequent filing, on the date of such filing) contained any misrepresentation. The Corporation has not filed any confidential material change report with the Securities Authorities which at the date hereof remains confidential or any other confidential filings filed to or furnished with, as applicable, any Securities Authorities. There are no outstanding or unresolved comments in comment letters from any Securities Authorities with respect to any filings by the Corporation with NASDAQ or Securities Authorities, and neither the Corporation nor any of the filings by the Corporation with NASDAQ or Securities Authorities is subject of an ongoing audit, review, comment or investigation by any Securities Authorities or NASDAQ.

10.	U.S. Securities Laws Matters.

(a)

The Corporation is not and has not, and is not required to be and has not been required to be, registered as an “investment company” pursuant to the United States Investment Company Act of 1940, as amended.

(b)	Other than on the NASDAQ, no securities of the Corporation have been listed on any national securities exchange in the United States.

(c)

Since December 31, 2021, the Corporation has timely filed with, or furnished to the SEC the Corporation SEC Documents. True, correct and complete copies of all Corporation SEC Documents are publicly available on EDGAR. To the extent that any Corporation SEC Document available on EDGAR contains redactions in accordance with a request for confidential treatment or otherwise, the Corporation has made available to the Parent the full text of all such Corporation SEC Documents that it has so filed or furnished with the SEC. As of its filing or furnishing date or, if amended prior to the date of this Agreement, as of the date of the last such amendment or superseding filing (and, in the case of registration statements and proxy statements, on the dates of effectiveness and the dates of the relevant meetings, respectively) each Corporation SEC Document has complied in all material respects with applicable Laws, as the case may be, and the rules and regulations of the SEC thereunder applicable to such Corporation SEC Documents. As of its filing date or, if amended or superseded by a subsequent filing prior to the date of this Agreement, as of the date of the last such amendment or superseding filing, each Corporation SEC Document filed pursuant to the Exchange Act did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. Each Corporation SEC Document that is a registration statement, as amended or supplemented, if applicable, was filed in accordance with the U.S. Securities Act, and, as of the date such registration statement or amendment became effective, did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein not misleading. As of the date of this Agreement, no amendments or modifications to the Corporation SEC Documents are required to be filed with, or furnished to, the SEC. No Subsidiary is required to file or furnish any form, report or other document with the SEC.

(d)

Prior to the date of this Agreement, the Corporation has delivered or made available to Parent correct and complete copies of all comment letters from the SEC from December 31, 2021 through the date of this Agreement with respect to any of the Corporation SEC Documents, together with all written responses of the Corporation thereto to the extent such comment letters and correspondence are not available on EDGAR. As of the date of this Agreement, no comments in comment letters received from the SEC staff with respect to any of the Corporation SEC Documents remain outstanding or unresolved, and, to the knowledge of the Corporation, none of the Corporation SEC Documents are subject to ongoing SEC review or investigation.

(e)

The Corporation is in compliance in all material respects with all applicable effective provisions of the Sarbanes-Oxley Act and the rules and regulations promulgated in connection therewith and the applicable listing and governance rules and regulations of NASDAQ.

(f)

Neither the Corporation nor any Subsidiary is a party to or bound by, or has any commitment to become a party to, any joint venture, off-balance sheet partnership or any similar Contract (including any Contract or arrangement relating to any transaction or relationship between or among the Corporation and any Subsidiary, on the one hand, and any unconsolidated affiliate, on the other hand), including any structured finance, special purpose or limited purpose entity or Person, or any “off-balance sheet arrangements” (as defined in Item 303(a) of Regulation S-K promulgated under the U.S. Securities Act), where the result, purpose or effect of such Contract is to avoid disclosure of any material transaction involving, or material liabilities of, the Corporation or any Subsidiary in the Corporation SEC Documents (including any audited financial statements and unaudited interim financial statements of the Corporation included therein).

11.	Financial Statements.

(a)

The audited consolidated financial statements and the unaudited consolidated interim financial statements of the Corporation (including, in each case, any notes or schedules to, and the auditor’s report (if any) on, such financial statements) included in the Corporation’s Public Disclosure Record fairly present, in all material respects, in conformity in all material respects with GAAP, applied on a consistent basis throughout the periods involved (except as may be indicated in the notes thereto), the consolidated financial position of the Corporation and its Subsidiaries as of the dates thereof and their consolidated statements of operations and comprehensive loss, shareholders’ equity and cash flows for the periods then ended (subject to normal year end adjustments and the absence of notes in the case of any unaudited interim financial statements). The supporting schedules, if any, present fairly, in all material respects, in accordance with GAAP, the information required to be stated therein.

(b)

Other than the result of the transactions contemplated by this Agreement or as set forth in the Corporation’s financial statements, neither the Corporation nor any of its Subsidiaries has any documents creating any material off-balance sheet arrangements.

(c)

As of the date hereof, the Corporation does not intend to correct or restate and, to the knowledge of the Corporation, there is no basis for any correction or restatement of any aspect of any of the Corporation’s financial statements. The selected financial data and the summary financial information included in the Corporation’s Public Disclosure Record have been compiled on a basis consistent with that of the audited consolidated financial statements included in the Corporation’s Public Disclosure Record.

(d)	There has been no material change in the Corporation’s accounting policies since December 31, 2021, except as described in the notes to the Corporation’s financial statements.

(e)

As of the date of this Agreement, no SEC proceedings are pending or, to the knowledge of the Corporation, threatened, in each case, with respect to any accounting practices of the Corporation or any Subsidiary or any malfeasance by any director or executive officer of the Corporation or any Subsidiary. Since December 31, 2021, no internal investigations with respect to accounting, auditing or revenue recognition have been or are being conducted by the Corporation.

(f)

Each of the principal executive officer and the principal financial officer of the Corporation (or each former principal executive officer of the Corporation and each former principal financial officer of the Corporation, as applicable) has made all certifications required by Rule 13a-14 or 15d-14 promulgated under the Exchange Act and Sections 302 and 906 of the Sarbanes-Oxley Act with respect to any applicable Corporation SEC Documents. “Principal executive officer” and “principal financial officer” have the meanings given to such terms in the Sarbanes-Oxley Act. The Corporation does not have, and has not arranged any, outstanding “extensions of credit” to any current or former director or executive officer within the meaning of Section 402 of the Sarbanes-Oxley Act.

(g)

Since December 31, 2021, (i) neither the Corporation nor any Subsidiary has received any written or oral complaint, allegation, assertion or claim with respect to accounting, internal accounting controls, auditing practices, procedures, methodologies or methods of the Corporation or any Subsidiary, or unlawful accounting or auditing matters with respect to the Corporation or any Subsidiary, and (ii) no attorney representing the Corporation or any Subsidiary, whether or not employed at the Corporation or any Subsidiary, has reported evidence of a violation of securities Laws, breach of fiduciary duty or similar violation by the Corporation or any Subsidiary or any of their respective officers, directors, employees or agents to the Board or any committee thereof or to the general counsel or chief executive officer of the Corporation in accordance with the rules of the SEC promulgated under Section 307 of the Sarbanes-Oxley Act.

12.	Disclosure/Internal Controls.

(a)

The Corporation has established and maintains a system of disclosure controls and procedures, as such term is defined in National Instrument 52-109 – Certification of Disclosure in Issuers’ Annual and Interim Filings. The disclosure controls and procedures have been designed to provide reasonable assurance that information required to be disclosed by the Corporation in its annual filings, interim filings or other reports required to be filed or submitted by it under Securities Laws is recorded, processed, summarized and reported within the time periods prescribed by applicable Securities Laws. Such disclosure controls and procedures include controls and procedures designed to ensure that information required to be disclosed by the Corporation in its annual filings, interim filings or other reports required to be filed or submitted under applicable Securities Laws is accumulated and communicated to the Corporation’s management, including its Chief Executive Officer and its Chief Financial Officer, as appropriate, to allow timely decisions regarding required disclosure.

(b)

The Corporation has established and maintains a system of internal control over financial reporting (as such term is defined in National Instrument 52-109 – Certification of Disclosure in Issuers’ Annual and Interim Filings) that is designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of its financial statements filed as part of the Corporation’s Public Disclosure Record.

(c)

There is no material weakness (as such term is defined in National Instrument 52-109 – Certification of Disclosure in Issuers’ Annual and Interim Filings) relating to the design, implementation or maintenance of the internal control over financial reporting that are reasonably likely to adversely affect the Corporation’s ability to record, process, summarize and report financial information, and there is no fraud, whether or not material, that involved or involves management or other Corporation Employees who have a role in the internal control over financial reporting of the Corporation.

(d)

The Corporation maintains a system of internal control over financial reporting (as defined in Rules 13a-15(f) and 15d-15(f) of the Exchange Act) sufficient to provide reasonable assurance with respect to the reliability of the Corporation’s financial reporting and the preparation of financial statements for external purposes in conformity with GAAP, including that: (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) access to assets is permitted only in accordance with management’s general or specific authorization and (iii) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Corporation has evaluated the effectiveness of the Corporation’s internal control over financial reporting and, to the extent required by Law, presented in any applicable Corporation SEC Document that is a report on Form 10-K or Form 10-Q, or any amendment thereto, its conclusions about the effectiveness of the internal control over financial reporting as of the end of the period covered by such report or amendment based on such evaluation. The Corporation has disclosed, based on the most recent evaluation of internal control over financial reporting prior to the date of this Agreement, to the Corporation’s independent auditors and the audit committee of the Board (and made available to the Parent a summary of the important aspects of such disclosure, if any) (A) all “significant deficiencies” and “material weaknesses” (as such terms are defined in Auditing Standard No. 5 of the Public Company Accounting Oversight Board, as in effect on the date of this Agreement) in the design or operation of internal control over financial reporting that are reasonably likely to adversely affect the Corporation’s ability to record, process, summarize and report financial information and (B) any fraud, whether or not material, that involves management or other employees who have a significant role in the Corporation’s internal control over financial reporting. Except as set forth in Section 12(d) of the Corporation Disclosure Letter, since September 30, 2023, the Corporation has not identified any material weaknesses in the design or operation of the Corporation’s internal control over financial reporting.

(e)

The Corporation maintains disclosure controls and procedures (as defined in Rules 13a-15(e) and 15d-15(e) of the Exchange Act) designed to reasonably ensure that all information required to be disclosed by the Corporation in the reports that it files or submits in accordance with the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the SEC, and that all such information is accumulated and communicated to the Corporation’s management as appropriate to allow timely decisions with respect to required disclosure and to make the certifications of the chief executive officer and chief financial officer of the Corporation required in accordance with the Exchange Act with respect to such reports.

13.

Auditors. The auditors of the Corporation are independent public accountants as required by applicable Laws and, to the knowledge of the Corporation, there is not now, and there has never been, any reportable event (as defined in National Instrument 51-102 - Continuous Disclosure Obligations) with the present auditors of the Corporation.

14.

No Undisclosed Material Liabilities. There are no liabilities, obligations or indebtedness of the Corporation or any of its Subsidiaries of any kind whatsoever, whether accrued, contingent, absolute, determined, determinable or otherwise, other than (a) liabilities or obligations disclosed in the Corporation’s unaudited balance sheet as of September 30, 2023, including in the Corporation’s Quarterly Report on Form 10-Q for the period ended September 30, 2023; (b) liabilities or obligations incurred in the Ordinary Course since September 30, 2023; (c) liabilities or obligations incurred in connection with the transactions contemplated hereby; (d) liabilities or obligations in connection with the performance of Contracts as to which the Corporation or one of its Subsidiaries is a party (to the extent such liabilities or obligations do not arise out of a breach of such Contract by the Corporation or such Subsidiary); and (e) liabilities or obligations that have not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

15.

Absence of Certain Changes. Since September 30, 2023 through the date hereof, except as disclosed in Section 15 of the Corporation Disclosure Letter and the transactions contemplated in this Agreement, (a) the business of the Corporation and of each of its Subsidiaries has been conducted in the Ordinary Course, (b) none of the Corporation or any of its Subsidiaries has taken any action that, if taken after the date of this Agreement without the consent of the Parent, would constitute a breach or violation of clauses (a), (b), (c), (d) and (u) of Section 4.1(2) of the Arrangement Agreement, and (c) no Material Adverse Effect has occurred.

16.

Non-Arm’s Length Transactions. Except as disclosed in Section 16 of the Corporation Disclosure Letter, neither the Corporation nor any of its Subsidiaries is indebted to any director, officer or employee of the Corporation or any of its Subsidiaries or any of their respective affiliates or associates (except for amounts due as salaries, bonuses, paid time-off/vacation, other remuneration, indemnification and reimbursement of expenses in the Ordinary Course), and no director, officer or employee of the Corporation or any of the Subsidiaries or, to the knowledge of the Corporation, any of their respective affiliates or associates is a party to any contract, loans, advance, guarantee or other transaction with the Corporation or any of the Subsidiaries required to be disclosed pursuant to applicable Securities Laws and that has not been disclosed. Except as disclosed in Section 16 of the Corporation Disclosure Letter, neither the Corporation nor any of its Subsidiaries is a party to or bound by any transaction or agreement (other than ordinary course directors’ compensation and indemnification arrangements or any Employee Plans or otherwise as a result of this Agreement) with any affiliate or Shareholder that, to the knowledge of the Corporation, beneficially owns five percent (5%) or more of the outstanding share capital of the Corporation, or current or former director or executive officer of the Corporation. No event has occurred that would be required to be reported by the Corporation in accordance with Item 404 of Regulation S-K promulgated by the SEC that has not previously been so reported.

17.

No “Collateral Benefit”. Except as disclosed in Section 17 of the Corporation Disclosure Letter, no related party (within the meaning of MI 61-101) of the Corporation together with its associated entities, beneficially owns or exercises control or direction over one-percent (1%) or more of the Common Shares, except for related parties who will not receive a “collateral benefit” (within the meaning of MI 61-101) as a consequence of the transactions contemplated by this Agreement.

18.	Compliance with Laws and Authorizations.

(a)

Except as disclosed in Section 18 of the Corporation Disclosure Letter, the Corporation and each of its Subsidiaries is and since December 31, 2021 has been in compliance with, and to the knowledge of the Corporation, is not under investigation with respect to and has not been threatened to be charged with or been given notice of any violation or potential violation of, applicable Laws, except, in each case, as has not been, and would not reasonably be expected to be, individually or in the aggregate, material to the Corporation and its Subsidiaries, taken as a whole.

(b)

The Corporation and each of its Subsidiaries, as applicable, have obtained and are in compliance with all Authorizations that are required by applicable Law in connection with the operation of the business of the Corporation and each of its Subsidiaries, as presently conducted, except for any non-compliance which has not materially impaired, and would not reasonably be expected to materially impair, individually or in the aggregate, the operation of the Corporation’s or its Subsidiaries’ business. Each such Authorization is valid, in full force and effect.

(c)

Except as set forth in Section 18 of the Corporation Disclosure Letter, the Corporation and each of its Subsidiaries, as applicable, have obtained all CNSC licences required to conduct the current operations of the business of the Corporation, including those required for the facilities, equipment, and type and amount of nuclear material used, except for any non-compliance which has not materially impaired, and would not reasonably be expected to materially impair, individually or in the aggregate, the operation of the Corporation’s or its Subsidiaries’ business. Each such licence is valid, in full force and effect.

(d)

As of the date hereof, no Action is in progress or, to the knowledge of the Corporation, pending or threatened, in respect of any such Authorization that would reasonably be expected to result in the suspension, loss, material adverse amendment, termination or revocation of any such Authorizations. Since December 31, 2021, to the knowledge of the Corporation, there has not occurred any event that has resulted, or would reasonably be expected to result, in the termination, revocation, material adverse modification, non-renewal or cancellation of any Authorization that would materially restrict the Corporation and each of its Subsidiaries from conducting their respective businesses, as presently conducted. Since December 31, 2021 neither the Corporation nor any Subsidiary has received any written notification from a Governmental Entity asserting that the Corporation or any Subsidiary is under investigation for not being in compliance in all material respects with any Laws or Authorizations.

19.	Litigation.

(a)

Except as disclosed in Section 19(a) of the Corporation Disclosure Letter and except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, or prevent or materially delay the consummation of the Arrangement or any other transaction contemplated by this Agreement, (i) there is no Action pending, or to the knowledge of the Corporation, threatened against or affecting, the Corporation, any of its Subsidiaries, or any of their respective properties or assets by or before a Governmental Entity, nor, to the knowledge of the Corporation, are there any events or circumstances which would reasonably be expected to give rise to any such Action, (ii) to the knowledge of the Corporation, there is no Action pending or threatened against any present or former officer, director or employee of the Corporation or any of its Subsidiaries in such individual’s capacity as such and (iii) there is no outstanding judgment, order, writ, injunction or decree of any Governmental Entity imposed on the Corporation, any of its Subsidiaries or, to the knowledge of the Corporation, any of its or their respective directors or officers; provided that the representations and warranties set forth in Section 19(a)(i) and (ii) shall not apply to any pending or threatened Transaction Litigation.

(b)

There is no bankruptcy, liquidation, winding-up or other similar proceeding pending or in progress or, to the knowledge of the Corporation, threatened against the Corporation or any of its Subsidiaries before any Governmental Entity.

20.	Taxes.

(a)

Each of the Corporation and its Subsidiaries has duly and timely made or prepared all income and other material Tax Returns required to be made or prepared by it in accordance with applicable Laws and has duly and timely filed with the appropriate Governmental Entity such Tax Returns when due in accordance with all applicable Laws (taking into account any applicable extensions), and all such Tax Returns are, or shall be at the time of filing, true and complete in all material respects.

(b)

Each of the Corporation and its Subsidiaries has (i) duly and timely paid (or caused to be paid) to the appropriate Governmental Entity all income and other material Taxes and other amounts, including instalments or estimated amounts, which are due and payable prior to the date hereof, other than those Taxes being contested in good faith; (ii) duly and timely withheld all material Taxes and other amounts which are required by Laws to be withheld by it and has duly and timely remitted to the appropriate Governmental Entity such Taxes and other amounts are required by Laws to be remitted by it; and (iii) duly and timely collected all material amounts on account of sales or transfer taxes, including goods and services, harmonized sales, sales, value added, federal, provincial, state or territorial sales taxes, required by Laws to be collected by it and has duly and timely remitted to the appropriate Governmental Entity any such amounts required by Laws to be remitted by it. There are no Liens for Taxes upon any properties or assets of the Corporation or any of its Subsidiaries, other than Permitted Liens.

(c)

Each of the Corporation and its Subsidiaries has established in accordance with GAAP an adequate accrual for all Taxes which are not yet due and payable through the end of the last period for which the Corporation and its Subsidiaries ordinarily record items on their respective books and, since the date thereof, neither the Corporation nor its Subsidiaries has incurred any liability for Taxes other than in the Ordinary Course.

(d)

No deficiencies for any Taxes have been assessed by a Governmental Entity with respect to any material Taxes due by the Corporation or its Subsidiaries and there is no Action outstanding, pending or threatened with respect to the Corporation or its Subsidiaries in respect of any material amount of Taxes.

(e)

Neither the Corporation nor any Subsidiary has waived any statute of limitations with respect to Taxes or agreed to or is the beneficiary of any extension of time with respect to any Tax assessment, deficiency or collection, which waiver or extension currently remains in effect.

(f)

Neither the Corporation nor any Subsidiary has or has had a permanent establishment in any country other than the country in which it is organized, nor has been requested by any Governmental Entity in a jurisdiction in which it does not currently file Tax Returns to file a Tax Return in any such jurisdiction.

(g)

Neither the Corporation nor any Subsidiary has applied for, claimed or received an amount in respect of a Tax credit, refund, government grant or subsidy, overpayment of Tax (or amount deemed for purposes of the Tax Act to be an overpayment of Tax) including Canadian federal Scientific Research and Experimental Development refunds or credits, or any comparable provincial research and development credits or refunds, or similar adjustment to Taxes to which it was not fully entitled pursuant to applicable Law and the Corporation and each Subsidiary has retained all documentation prescribed by Law and in accordance with Laws to support any claim for such amounts.

(h)

The Corporation has made available to Parent correct and complete copies of all (i) federal income Tax Returns of the Corporation and each Subsidiary, (ii) material state or provincial income Tax Returns of the Corporation and each Subsidiary, and (iii) examination reports and statements of deficiencies with respect to Taxes assessed against or agreed to by the Corporation or any Subsidiary, in each case, filed or received since December 31, 2021.

(i)

There are no Tax rulings, requests for rulings, applications for change in accounting methods or closing agreements with respect to the Corporation or any Subsidiary that will remain in effect or apply for any period after the Effective Time.

(j)

Neither the Corporation nor any Subsidiary will be required to include any material item of income in, or exclude any material item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Effective Time as a result of (i) any installment sale or open transaction disposition made prior to the Effective Time, (ii) any prepaid amount received on or prior to the Effective Time, or (iii) Section 481(a) of the Code (or an analogous provision of state, provincial, local, or non-U.S. Law) by reason of a change in accounting method made prior to the Effective Time. Neither the Corporation nor any Subsidiary has any excess loss account described in Treasury Regulations in accordance with Section 1502 of the Code (or any corresponding provision of state, provincial, local or non-U.S. Tax Law).

(k)

Neither the Corporation nor any Subsidiary has ever been a member of a consolidated, combined or unitary Tax group (other than such a group the common parent of which is the Corporation or any Subsidiary), and neither the Corporation nor any Subsidiary has any liability for Taxes of any other Person (other than Taxes of the Corporation or any Subsidiary) in accordance with Treasury Regulation Section 1.1502-6 (or any similar provision of non-U.S., state or local Law), as a transferee or successor, by Contract or otherwise.

(l)

Neither the Corporation nor any Subsidiary is a party to or is bound by any Tax sharing, Tax allocation or Tax indemnification agreement or arrangement (other than such an agreement or arrangement exclusively between or among the Corporation and any Subsidiary or customary commercial Contracts entered into in the Ordinary Course, the principal subject matter of which is not Taxes).

(m)

Neither the Corporation nor any Subsidiary has participated in or been a party to a transaction that, as of the date of this Agreement, constitutes a “reportable transaction” as defined within subsection 237.3(1) of the Tax Act, any “notifiable transaction” as defined in subsection 237.4(1) of the Tax Act, or any “listed transaction” within the meaning of Section 6707A(c)(2) of the Code or Treasury Regulation Section 1.6011-4(b) or any similar transaction requiring disclosure in accordance with a corresponding provision of state, provincial local or foreign Law.

(n)	Neither the Corporation nor any Subsidiary has been a party to any transaction intended to qualify under Section 355 of the Code.

(o)

Since December 31, 2021, no Person (other than the Parent or the Purchaser) has ever acquired or had the right to acquire control of the Corporation for purposes of the Tax Act in respect of any taxation year during which the Corporation had a “non-capital loss” or a “net capital loss” (as such terms are defined in the Tax Act) at the close of the relevant taxation year.

(p)

None of Sections 78, 80, 80.01, 80.02, 80.03 and 80.04 of the Tax Act, or any equivalent provision of the laws of any province of Canada, has applied or will apply to the Corporation at any time on or before the Effective Date.

(q)

The Corporation has not acquired property from a non-arm’s length Person, within the meaning of the Tax Act or the Excise Tax Act (Canada), for consideration, the value of which is less than the fair market value of the property, in circumstances which could subject it to a liability under Section 160 of the Tax Act or Section 325 of the Excise Tax Act (Canada).

(r)

The Corporation and its Subsidiaries have complied in all material respects with the transfer pricing provisions of each applicable Law relating to Taxes, including the contemporaneous documents and disclosure requirements thereunder.

(s)	The Corporation is duly registered under Part IX of the Excise Tax Act (Canada) with respect to the goods and services tax.

(t)

Since December 31, 2021, neither the Corporation nor any of its Subsidiaries has; entered into any “closing agreement” (as described in Section 7121 of the Code or an analogous provision of state, provincial, local, or non-U.S. Law) with any Governmental Entity; settled or compromised any audit, examination or other proceeding relating to Taxes; incurred any liability for Taxes outside the Ordinary Course; filed an amended Tax Return; or prepared or filed any Tax Return in a manner inconsistent with past practice.

(u)	To the knowledge of the Corporation, neither the Corporation nor any of its Subsidiaries is a controlled foreign corporation as described in Section 957 of the Code.

(v)

Neither the Corporation nor any of its Subsidiaries has (i) made any election to defer any payroll Taxes under the CARES Act, (ii) taken out any loan, received any loan assistance or received any other financial assistance, (iii) requested any of the foregoing, in each case under the CARES Act, including pursuant to the Paycheck Protection Program or the Economic Injury Disaster Loan Program, or (iv) claimed any amount of Temporary Wage Subsidy or Canada Emergency Wage Subsidy under Canadian COVID-19 relief legislation.

21.	Employee and Labor Matters.

(a)

The Data Room contains a true, correct and complete list of every Corporation Employee as of the date of this Agreement and any future employee of the Corporation or its Subsidiaries to whom the Corporation or any of its Subsidiaries has made an offer of employment as of the date of this Agreement, in each case setting out with respect to each such individual, whether actively at work or not (and expected return to work date if known), current annual base salary or wage rate (as applicable), target commission or bonus, material perquisites, title or position, status as full-time or part-time, location of employment (city and state or province), employing entity, start date (or expected start date), whether such individual is on a time limited visa, work permit or similar authorization, and whether such individual is classified as exempt or non-exempt (if applicable) in the jurisdiction in which the individual works. Except as set forth in Section 21(a) of the Corporation Disclosure Letter, no Corporation Employee is employed pursuant to a visa, work permit or similar authorization. To the knowledge of the Corporation, all Corporation Employees and Contractors engaged by the Corporation or any of its Subsidiaries are authorized to work in the jurisdiction in which they are working and have appropriate documentation demonstrating such authorization. To the knowledge of the Corporation, each Person who requires a visa, employment pass or other required permit to work in the jurisdiction in which he/she is working has produced a current visa, employment pass or such other required permit to the Corporation or its Subsidiaries and possesses all necessary permission to remain in such jurisdiction and perform services in such jurisdiction.

(b)

The Corporation and its Subsidiaries are, and since December 31, 2021 have been, in compliance in all material respects with all terms and conditions of employment and all applicable Laws respecting employment, including employment standards, labour, human rights, pay equity, accessibility, immigration, workers’ compensation and occupational health and safety, and there are no material outstanding Actions, orders or other proceedings or, to the knowledge of the Corporation, threatened Actions, orders or other proceedings under any such applicable Law.

(c)

All amounts due or accrued for all salaries, wages, bonuses, commissions, vacation with pay, sick days, paid time off, termination and severance pay and benefits under Employee Plans have either been paid or are accurately reflected in the Books and Records or in the books and records of the applicable Subsidiary.

(d)

Except as disclosed in Section 21(d) of the Corporation Disclosure Letter, no Corporation Employee has any agreement as to severance except as results from the termination of employment pursuant to applicable Law.

(e)

Since December 31, 2021, each of the Corporation and its Subsidiaries has properly characterized retained individuals as either employees or independent contractors for the purposes of Taxes and applicable Law and none of the Corporation or any of its Subsidiaries has received any written notice from any Governmental Entity or any other Person disputing such classification.

(f)	Neither the Corporation nor any of its Subsidiaries is a party to any labour, collective bargaining, works council, employee association or similar agreement.

(g)

Since December 31, 2021, the Corporation and its Subsidiaries have not experienced any labor strike, dispute, walkout, work stoppage, slowdown, lockout or union organizing activity with respect to any current or former Corporation Employees.

(h)

There are no labour disputes pending against or involving the Corporation or any of its Subsidiaries, and there have been no such disputes since December 31, 2021. Neither the Corporation nor any of its Subsidiaries are currently engaged in any Unfair Labor Practice (as defined in the National Labor Relations Act or applicable provincial labour Laws in Canada), and there are no material Unfair Labor Practice charges, grievances or complaints pending.

(i)

There is not, nor has there been since December 31, 2021, (i) any Action pending or, to the knowledge of the Corporation, threatened in writing by or before any Governmental Entity with respect to the Corporation or any Subsidiary concerning employment-related matters or (ii) any Action, any Action pending or, to the knowledge of the Corporation, threatened in writing against or affecting the Corporation or any of its Subsidiaries brought by any current or former applicant, employee or independent contractor of the Corporation or any of its Subsidiaries.

(j)

There are no material outstanding assessments, penalties, fines, Liens, charges, or surcharges due or owing pursuant to any workplace safety and insurance legislation and neither the Corporation nor any of its Subsidiaries has been reassessed in any material respect under such legislation since December 31, 2021 and, to the knowledge of the Corporation, no audit of the Corporation or any of its Subsidiaries is currently being performed pursuant to any applicable workplace safety and insurance legislation.

(k)

As of the date of this Agreement, no Corporation Employee has provided written notice to the Corporation or any of its Subsidiaries that he or she intends to resign, retire or terminate his or her employment with the Corporation or any of its Subsidiaries as a result of the transactions contemplated by this Agreement or otherwise within the twelve (12) month period following the date of this Agreement.

(l)

To the knowledge of the Corporation, no Corporation Employee (i) is subject to any non-competition, non-solicitation, nondisclosure, confidentiality, employment, consulting or similar agreement with any other Person in material conflict with the present and proposed business activities of the Corporation or any of its Subsidiaries, except agreements between the executive officer or other key employee and the Corporation or any of its Subsidiaries or (ii) is in material violation of any common law nondisclosure obligation or fiduciary duty relating to the ability of such individual to work for the Corporation or any of its Subsidiaries, engage in solicitation activities on behalf of the Corporation and its Subsidiaries in respect of third parties, including individuals, customers and suppliers, or the use of trade secrets and proprietary information.

22.

Hostile Workplace. No allegations of sexual harassment or sexual misconduct have been made to the Corporation or its Subsidiaries against any current or former Corporation Employee or Contractor and, to the knowledge of the Corporation, there have not been any such allegations. Neither the Corporation nor any of its Subsidiaries have entered into any settlement agreements related to allegations of sexual harassment or misconduct by any current or former Corporation Employee or Contractor.

23.	Employee Plans.

(a)

Section 23(a) of the Corporation Disclosure Letter sets out a true, correct and complete list of all material Employee Plans. The Corporation has made available to the Parent true, correct and complete copies of the documents governing all such Employee Plans, as amended, and to the extent applicable with respect to each such Employee Plan:

(i)	the two (2) most recent annual reports on Form 5500 and all schedules thereto;

(ii)	the most recent accounting and certified financial statement for which such statement is made;

(iii)	the most recent summary plan description and summary of material modifications, as well as all similar employee communications;

(iv)

each plan text, current trust agreement, insurance contract or policy, group annuity contract and any other funding arrangement documents (including all amendments, restatements or replacements since their establishment);

(v)	the most recent actuarial reports, financial statements or valuation reports;

(vi)	with respect to any Employee Plan that meets or purports to meet the requirements of Section 401(a) of the Code, a current Internal Revenue Service opinion or favourable determination letter;

(vii)	the most recent annual information returns filed with Governmental Entities for which such filing is required by applicable Law.

(viii)	all material or non-routine correspondence to or from any Governmental Entity since December 31, 2021; and

(ix)	all nondiscrimination tests for the three (3) most recent plan years.

(b)

Other than entitlements provided under the Employee Plans listed in Section 23(a) of the Corporation Disclosure Letter, including continuation of benefits under such Employee Plans or as required by applicable Law on termination of service, there are no arrangements or agreements for the benefit of current or former Corporation Employees or Contractors of the type described in the definition of “Employee Plans”.

(c)

No Employee Plan is or is intended to be a “registered pension plan”, a “retirement compensation arrangement”, a “deferred profit sharing plan”, a “tax-free savings account”, a “salary deferral arrangement” or a “pooled registered pension plan” as such terms are defined under the Tax Act. No Employee Plan contains a “defined benefit provision” as such term is defined under the Tax Act.

(d)

(i) Each Employee Plan is and has been established, registered, funded (where required), administered and maintained in accordance with applicable Law, including ERISA, the Code and the Tax Act, as applicable, in accordance with its terms, in each case, in all material respects. Each Employee Plan that is a “non-qualified deferred compensation plan” (as such term is defined in Section 409A(d)(1) of the Code) has been administered, maintained, and operated in both documentary and operational compliance with Section 409A of the Code and/or the Tax Act and applicable guidance issued thereunder in all material respects. The Corporation and each of its Subsidiaries have complied in all material respects with the Consolidated Omnibus Budget Reconciliation Act of 1985, the Health Insurance Portability and Accountability Act of 1996 and the Family Medical Leave Act of 1993. To the knowledge of the Corporation, no fact or circumstance exists which would reasonably be expected to adversely affect the registered status of any such Employee Plan which is required to be registered.

(e)

All contributions, premiums or Taxes required to be made or paid by the Corporation or any of its Subsidiaries, as the case may be, under the terms of each Employee Plan or by applicable Law have been made, in accordance with the terms of the applicable Employee Plan and as required by all applicable Law. There are no material unpaid contributions due prior to the date of this Agreement with respect to any Employee Plan that are required to have been made in accordance with such Employee Plan, any related insurance contract or any Law and all material contributions due have been timely made, or to the extent not yet due, have been properly accrued on the applicable balance sheet in accordance with the applicable Employee Plan and Law.

(f)

There are no material Actions or claims pending or, to the knowledge of the Corporation, threatened with respect to the Employee Plans (other than routine claims for benefits) and to the knowledge of the Corporation, no event has occurred or facts or circumstances exists that could result in such a material Action.

(g)

No insurance policy or any other agreement with respect to any Employee Plan requires or permits a retroactive increase in contributions, premiums or other payments due under such insurance policy or agreement.

(h)

No Employee Plan is or, in the past six (6) years has been, the subject to any investigation, examination, audit or other proceeding, or Action initiated by any Governmental Entity, is the subject of an application or filing under, or is a participant in, a government-sponsored amnesty, voluntary compliance, self-correction or similar program, and, to the knowledge of the Corporation, there exists no state of facts which after notice or lapse of time or both would reasonably be expected to give rise to any such Action or to affect the registration of any Employee Plan required to be registered.

(i)

The Corporation and its Subsidiaries do not have any obligation or any liability to provide retiree or post-termination benefits or benefits to retired or terminated employees or to the beneficiaries or dependents of retired or terminated employees, except (i) as specifically required by Part 6 of Title I of ERISA or similar state law for which the covered Person pays the full premium cost of coverage or (ii) coverage through the end of the calendar month in which a termination of employment occurs.

(j)

Except as disclosed in Section 23(j) of the Corporation Disclosure Letter, the execution and delivery of, and performance by the Corporation of this Agreement and the consummation of the transactions contemplated by it will not (either alone or in connection with any other event) (i) accelerate the time of payment or vesting of any compensation or benefit to any current or former Corporation Employee or Contractor; (ii) result in the payment of or an obligation to fund (through a trust or otherwise) any compensation or benefit to any current or former Corporation Employee or Contractor; (iii) increase the amount payable of any compensation or benefit to any current or former Corporation Employee or Contractor; (iv) result in the acceleration of any other material obligation pursuant to any Employee Plan; (v) result in the payment or provision of any amount (whether of compensation, termination, or severance pay or otherwise) that could individually or in combination with any other payment constitute an “excess parachute payment” within the meaning of Section 280G of the Code or otherwise be nondeductible under Section 280G of the Code; (vi) limit or restrict the ability of the Corporation, the Parent or any of their respective affiliates to merge, amend or terminate any of the Employee Plans or any related contract in accordance with its terms; or (vii) result in the forgiveness of any indebtedness of any current or former Corporation Employee or Contractor.

(k)	No Person other than the Corporation and its Subsidiaries is or has been a participating employer under any Employee Plan.

(l)	To the knowledge of the Corporation, there have been no improper withdrawals or improper applications or transfers of funds or assets to or from any Employee Plan.

(m)

Each Employee Plan that is intended to be “qualified” within the meaning of Section 401(a) of the Code has received a favourable determination letter or can rely on an opinion letter for a prototype plan from the Internal Revenue Service that such plan is so qualified and exempt from taxation in accordance with Sections 401(a) and 501(a) of the Code, and, to the knowledge of the Corporation, no condition exists that would be expected to adversely affect such qualification or result in material liability to the Corporation.

(n)

None of the Employee Plans are, and none of the Corporation, any of its Subsidiaries or any ERISA Affiliate has ever sponsored, maintained, contributed to or had an obligation to contribute to or has had any liability, contingent or otherwise, with respect to, (i) a plan that is subject to Sections 412 or 430 of the Code or Title IV of ERISA, (ii) a “multiple employer plan” (within the meaning of Sections 4063 or 4064 of ERISA) or “multiple employer welfare arrangement” (within the meaning of Section 3(40) of ERISA), (iii) a “welfare benefit fund” (as such term is defined in Section 419 of the Code), (iv) a “multiemployer plan” (within the meaning of Sections (3)(37) or 4001(a)(3) of ERISA) (v) a voluntary employees’ beneficiary association in accordance with Section 501(c)(9) of the Code, or (vi) a health or other welfare arrangement that is self-insured. There does not now exist, nor do any circumstances exist that would reasonably be expected to result in, following the Effective Time, any liability under Title IV of ERISA to the Corporation or any Subsidiary.

(o)

Neither the Corporation nor any of its Subsidiaries has engaged in a non-exempt “prohibited transaction” (as such term is defined in Section 406 of ERISA and Section 4975 of the Code) that has resulted or would reasonably be expected to result in material liability to the Corporation or any of its Subsidiaries. No event has occurred with respect to any Employee Plan, and there has been no failure to act on the part of either the Corporation, any of its Subsidiaries or, to the knowledge of the Corporation, a trustee or administrator of any Employee Plan, that could subject the Corporation, such Subsidiary or such trustee or administrator of the Employee Plan to the imposition of any material Tax, penalty, penalty Tax or other liability, whether by way of indemnity or otherwise.

(p)

With respect to any Employee Plan, there is no material Action, audit or investigation pending or threatened in writing, with or by a current or former Corporation Employee or Contractor, the Internal Revenue Service, the U.S. Department of Labor, the Canada Revenue Agency, the Financial Services Regulatory Authority of Ontario, or any other Governmental Entity, other than routine claims for benefits.

(q)

No Person is entitled to any gross-up, make-whole, or other additional payment from the Corporation or any Subsidiary with respect to any Tax or interest or penalty related thereto, including under Sections 4999 or 409A of the Code.

(r)

Neither the Corporation, any of its Subsidiaries nor any ERISA Affiliate has used the services or workers provided by third Person contract labor suppliers, temporary employees, “leased employees” (as that term is defined in Section 414(n) of the Code).

(s)

No promises or commitments have been made in writing by the Corporation to amend any Employee Plan, to provide increased benefits or to establish any new benefit plan, except as required by applicable Laws or as set out in Section 23(s) of the Corporation Disclosure Letter.

24.	Environmental Matters.

(a)

Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, (i) no written directive or notice of infraction or written notice of any claim, order, investigation, proceeding, judgment or penalty has been received by the Corporation or any of its Subsidiaries alleging any violation or non-compliance by, or liability of, the Corporation or any of its Subsidiaries under any Environmental Laws and (ii)there are no Actions pending or, to the knowledge of the Corporation, threatened which allege a breach of any Environmental Laws by the Corporation or any of its Subsidiaries.

(b)

The operations of the Corporation and its Subsidiaries (i) are in possession of all material Authorizations required pursuant to Environmental Laws and (ii) are currently, and have been at all times, in material compliance with Environmental Laws and all Authorizations issued pursuant to Environmental Laws.

(c)

The operations of the Corporation and its Subsidiaries are currently, and have been at all times, in compliance with Environmental Laws and all Authorizations issued pursuant to Environmental Laws, except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(d)

Except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, (i) neither the Corporation nor or any of its Subsidiaries has caused or permitted any release of any Hazardous Substances on, at, from or under any real property currently or formerly owned, leased, operated or occupied by the Corporation or any of its Subsidiaries that would reasonably be expected to form the basis of any material Action against the Corporation or any of its Subsidiaries or result in any material liability under Environmental Laws and (ii) to the knowledge of the Corporation, there are no Hazardous Substances present in, on, under or around any Leased Real Properties that adversely impact the Corporation’s or any of its Subsidiary’s regular business operations.

(e)

Neither the Corporation nor any of its Subsidiaries has assumed responsibility for or agreed to indemnify or hold harmless any Person for any material liability or obligation arising under any Environmental Laws that would reasonably be expected to form the basis of any material Action against the Corporation or any of its Subsidiaries.

(f)	Neither the Corporation nor any Subsidiary is a party or subject to any order of a Governmental Entity under any Environmental Law.

(g)

Neither the Corporation nor any of its Subsidiaries have received any written or oral notice of, nor do they have any knowledge of, any proceeding, order, or decision (judicial or administrative) pending or threatened by any Governmental Entity to revoke, suspend, modify or limit any Authorizations issued to the Corporation or its Subsidiaries pursuant to Environmental Laws.

25.	Leased Real Property.

(a)

Section 25(a) of the Corporation Disclosure Letter sets forth a true, correct and complete list of all real property and interests in real property leased, subleased, licensed, sublicensed or occupied by the Corporation and its Subsidiaries (the Leased Real Properties) pursuant to a lease, sublease, license, sublicense, occupancy agreement or similar Contract under which the Corporation or any of its Subsidiaries is a lessee, sublessee, licensee, sublicensee or occupant of a Leased Real Property (the Real Property Leases). The Corporation has made available to the Parent true, correct and complete copies of the Real Property Leases, together with all amendments, modifications or supplements, if any, thereto.

(b)

Other than pursuant to the Real Property Leases, neither the Corporation nor any Subsidiary leases, licenses or occupies any other real property. The Corporation and its Subsidiaries do not own, and have never owned, any real property and are not party to any Contract to purchase or sell any real property.

(c)

Each Real Property Lease is valid and legally binding on the Corporation or the applicable Subsidiary and, to the knowledge of the Corporation, each other party thereto, and is enforceable in accordance with its terms by the Corporation or the applicable Subsidiary (subject to bankruptcy, insolvency and other Laws affecting creditors’ rights generally, and to general principles of equity), and neither the Corporation nor any of its Subsidiaries is in breach of or default under any Real Property Lease, and to the knowledge of the Corporation, no event has occurred which, with notice, lapse of time or both, would constitute a breach or default by the Corporation or any of its Subsidiaries or permit termination, modification or acceleration by any counterparty thereunder or restrict the ability of the Corporation or any of its Subsidiaries to exercise any of its rights as lessee thereunder, including any rights of extension or renewal or first rights of refusal contained therein, and as of the date hereof, there is no dispute in respect of any Leased Real Property.

(d)

No counterparty has repudiated or has the right to terminate or repudiate any Real Property Lease (except for the normal exercise of remedies in connection with a default thereunder or any termination rights set forth in a Real Property Lease) or any material provision thereof.

(e)	The current uses of the Leased Real Property by the Corporation and its Subsidiaries comply in all material respects with the provisions of applicable Real Property Lease.

(f)	To the knowledge of the Corporation, no counterparty to any Real Property Lease is in material default thereunder.

(g)

No Leased Real Property has been sublet, sublicensed or otherwise assigned to any third party, and no third party has been granted any other right or permission by the Corporation or its Subsidiaries to occupy any Leased Real Property.

(h)	There are no Liens, except for Permitted Liens, affecting the leasehold, subleasehold or occupancy rights of the Corporation or its Subsidiaries to any Leased Real Property.

(i)

Except as set forth in Section 25(i) of the Corporation Disclosure Letter, there are (i) no third party consents, waivers or approvals that are required to be obtained under the Real Property Leases in connection with the Arrangement in respect of such properties, and (ii) no notices that are required to be given to any third parties under the Real Property Leases in connection with the Arrangement in respect of such properties.

(j)

The Leased Real Property is, for all material purposes, to the knowledge of the Corporation, structurally sound and in reasonably good condition for the operation thereof for the intended regular business purposes of the Corporation or its Subsidiaries. Except as set forth in Section 25(j) of the Corporation Disclosure Letter, (i) no Leased Real Property is currently under material construction and (ii) neither the Corporation nor any Subsidiary is currently obligated to remove (or has received notice from its applicable landlord of any such requirement) at the end of the term of the applicable Real Property Lease, any capital improvements currently installed in any Leased Real Property by the Corporation or its Subsidiaries.

26.	Personal Property.

(a)

With respect to all personal or movable tangible property owned by the Corporation and/or its Subsidiaries (the Owned Personal Property), except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, (i) the Corporation and/or its Subsidiaries, as applicable, have good and valid title to all material Owned Personal Property, free and clear of any Liens other than Permitted Liens; (ii) there are no outstanding options or rights of first refusal to purchase any material Owned Personal Property, or any material portion thereof or interest therein; and (iii) the current use of the material Owned Personal Property complies with applicable Law.

(b)

With respect to any personal or movable tangible property leased or subleased by the Corporation or its Subsidiaries (the Leased Personal Property), except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, (i) the lease or sublease agreement for such property is valid and legally binding on the Corporation or the applicable Subsidiary and, to the knowledge of the Corporation, each other party thereto, and is enforceable and in full force and effect (subject to bankruptcy, insolvency and other Laws affecting creditors’ rights generally, and to general principles of equity), and neither the Corporation nor any of its Subsidiaries is in breach of or default under such lease or sublease, and to the knowledge of the Corporation no event has occurred which, with notice, lapse of time or both, would constitute a breach or default by the Corporation or any of its Subsidiaries or permit termination, modification or acceleration by any third party thereunder; (ii) no third party has repudiated or has the right to terminate or repudiate any such lease or sublease agreement (except for the normal exercise of remedies in connection with a default thereunder or any termination rights set forth in the lease or sublease) or any provision thereof; and (iii) none of the lease or sublease agreements have been assigned by the Corporation or any of its Subsidiaries in favour of any Person. To the knowledge of the Corporation, no counterparty to any foregoing lease or sublease agreement is in material default thereunder. There are no Liens, other than Permitted Liens, on the leaseholds or subleaseholds of the Corporation or any of its Subsidiaries to any material Leased Personal Property.

27.	Material Contracts.

(a)

Section 27(a) of the Corporation Disclosure Letter sets out a complete and accurate list of all Material Contracts as of the date hereof, true correct and complete copies of the Material Contracts, including amendments thereto, have been made available to the Parent, and, as of the date hereof, no such Contract has been modified, rescinded or terminated by the Corporation, any of its Subsidiaries or, to the Corporation’s knowledge, any other party to such Contract.

(b)

Each Material Contract is valid, legally binding on the Corporation or the applicable Subsidiary and, to the knowledge of the Corporation, each other party thereto, and in full force and effect and is enforceable by the Corporation or a Subsidiary, as applicable, in accordance with its terms (subject to bankruptcy, insolvency and other Laws affecting creditors’ rights generally, and to general principles of equity).

(c)

Neither the Corporation nor any of its Subsidiaries is in material breach or default under any Material Contract, nor does the Corporation have knowledge of any event that has occurred that with the passage of time or the giving of notice or both would result in such a material breach or default.

(d)

Neither the Corporation, any of its Subsidiaries, nor, to the knowledge of the Corporation, any other party thereto is in material breach of, or material default under, any Material Contract. Neither the Corporation, any of its Subsidiaries, nor, to the knowledge of the Corporation, any other party to a Material Contract has taken or failed to take any action that with or without notice, lapse of time or both would constitute a material breach of or material default under any Material Contract.

(e)	Neither the Corporation nor any of its Subsidiaries has received any written notice of, any material violation, breach or default under any Material Contract.

(f)

As of the date hereof, none of the Corporation or any of its Subsidiaries have received any notice that any party to a Material Contract intends to cancel, terminate or otherwise modify or not renew its relationship with the Corporation or with any of its Subsidiaries, and, to the knowledge of the Corporation, no such action has been threatened.

28.	FDA, Health Canada and Related Matters.

(a)

Except as set forth in Section 28(a) of the Corporation Disclosure Letter, the Corporation and its Subsidiaries: (i) are and, since December 31, 2021, have been in material compliance with all Healthcare Laws including all statutes, rules or regulations of the FDA, Health Canada and other comparable Governmental Entities applicable to the ownership, testing, development, manufacture, packaging, processing, use, distribution, marketing, labeling, promotion, sale, offer for sale, storage, import, export or disposal of any Corporation Pharmaceutical Product; (ii) have all Authorizations necessary to conduct its business as presently conducted, and all such Authorizations are valid and in full effect, and no suspension, revocation or termination of any such Authorization is pending or, to the knowledge of the Corporation, threatened; and (iii) since December 31, 2021, have not received any Form FDA 483, notice of adverse finding, warning letter, untitled letter or other written correspondence or notice from the FDA, Health Canada or any Governmental Entity alleging or asserting material noncompliance with any applicable Laws set forth in (a)(i), or any licenses, certificates, approvals, clearances, exemptions, authorizations, permits and supplements or amendments thereto required by any such applicable Laws, and to the knowledge of the Corporation, neither the FDA nor any similar Governmental Entity are considering such action against the Corporation or any of its Subsidiaries.

(b)

To the knowledge of the Corporation, there are no actual or threatened enforcement actions by the FDA, Health Canada or any other Governmental Entity which has jurisdiction over the operations of the Corporation or any Subsidiary against the Corporation or such Subsidiary. Since December 31, 2021, neither the Corporation nor any Subsidiary has received written notice of any pending or threatened claim by the FDA, Health Canada or any other Governmental Entity which has jurisdiction over the operations of the Corporation or any Subsidiary against the Corporation or any Subsidiary, and, to the knowledge of the Corporation, no Governmental Entity has indicated that it may take such action.

(c)

Since December 31, 2021, all material reports, documents, claims and notices required to be filed, maintained or furnished to the FDA or any applicable Regulatory Authority, including all registrations and reports required to be filed with clinicaltrials.gov, by the Corporation or any Subsidiary have been so filed, maintained or furnished. All such reports, documents, claims and notices were complete and correct in all material respects on the date filed (or were corrected in or supplemented by a subsequent filing) such that no material liability exists with respect to the completeness or accuracy of such filing. The Corporation has made available to the Parent complete and correct copies of each material application or other material filing including all material related supplements, amendments, written correspondence and annual reports made with any applicable Regulatory Authority by the Corporation or any of its Subsidiaries relating to any Corporation Pharmaceutical Product.

(d)

Any and all preclinical studies and clinical trials being conducted by or on behalf of the Corporation or any Subsidiary, including any activities related to any planned or future preclinical studies or clinical trials, have been and are being conducted in material compliance with experimental protocols, procedures and controls pursuant to applicable Laws, rules and regulations, including the applicable requirements of Good Laboratory Practices, Good Clinical Practices, any conditions, restrictions or limitations imposed on any Authorization, and all applicable registration requirements (including, if applicable, registration on http://clinicaltrials.gov) and any non-U.S. equivalents thereof, as applicable. As of the date hereof, no studies or trials that have been or are currently being conducted by or on behalf of the Corporation or any Subsidiary have or have had results that undermine in any material respect the study results described or referred to in any documents filed with or furnished to the U.S. Securities Exchange Commission filed prior to the date hereof, when viewed in the context in which such results are described and the state of development at the applicable time. Neither the Corporation nor any Subsidiary has received any notices, correspondence or, to the knowledge of the Corporation, other communication from the FDA, any other applicable Regulatory Authority, or an Institutional Review Board requiring the termination, suspension or material modification of any ongoing or planned studies in clinical development conducted by, or on behalf of, the Corporation or any Subsidiary or in which the Corporation or any of its Subsidiaries has participated and, to the knowledge of the Corporation, none of the FDA, any other Regulatory Authority, or an Institutional Review Board has indicated that it may take such action.

(e)

Section 28(e) of the Corporation Disclosure Letter sets forth a true and complete list of each country in which a clinical trial related to any Corporation Pharmaceutical Product is being conducted by or on behalf of the Corporation or any of its Subsidiaries.

(f)

Since December 31, 2021, the development, manufacture, labeling and storage, as applicable, of any Corporation Pharmaceutical Product (and any materials related thereto) by the Corporation or any Subsidiary has been and is being conducted in compliance in all material respects with all applicable Laws including the FDA’s Good Laboratory Practices, Good Manufacturing Practices and Good Clinical Practices in effect at all applicable times.

(g)

Neither the Corporation nor any Subsidiary nor, to the knowledge of the Corporation, any of its officers, employees, agents or clinical investigators (i) made an untrue statement of a material fact or fraudulent statement to the FDA, Health Canada or any Governmental Entity, (ii) failed to disclose a material fact required to be disclosed to the FDA, Health Canada or any Governmental Entity, or (iii) committed any other act, made any statement or failed to make any statement, that (in any such case) would reasonably be expected to provide a basis for the FDA to invoke its policy with respect to “Fraud, Untrue Statements of Material Facts, Bribery, and Illegal Gratuities” set forth in 56 Fed. Reg. 46.191 (September 10, 1991) and any amendments thereto. Neither the Corporation nor any Subsidiary nor, to the knowledge of the Corporation, any of its officers, employees or agents have been convicted of any crime or engaged in any conduct that has resulted in or would reasonably be expected to result in (i) debarment under 21 U.S.C. § 335a or any similar Law or (ii) exclusion under 42 U.S.C. § 1320a-7 or any similar Laws.

(h)

Other than in the Ordinary Course for compassionate use, neither the Corporation nor any Subsidiary has marketed, advertised, sold or commercialized any product or is currently marketing, selling or otherwise commercializing any product.

(i)

Neither the Corporation nor any Subsidiary is a party to any corporate integrity agreements, monitoring agreements, consent decrees, settlement orders or similar agreements with or imposed by any Governmental Entity.

29.	Healthcare Regulatory Compliance.

(a)

The Corporation and each Subsidiary is, and at all times since December 31, 2021 has been, in material compliance with all applicable Healthcare Laws and, as of the date of this Agreement, there is no civil, criminal, administrative, or other action, subpoena, suit, demand, claim, hearing, proceeding, written notice or demand pending, received by or threatened in writing against the Corporation or any Subsidiary related to such applicable Healthcare Laws.

(b)

Since December 31, 2021, neither the Corporation nor any Subsidiary has engaged in an unlawful or unauthorized practice of medicine or other professionally licensed activities through any web sites sponsored or operated, or formerly sponsored or operated, by the Corporation or any Subsidiary.

(c)	Since December 31, 2021, the Corporation has implemented a compliance program that is designed to meet in all material aspects relevant provisions of applicable Healthcare Laws.

(d)

Since December 31, 2021, to the knowledge of the Corporation, no person has filed against the Corporation or any Subsidiary an action relating to the Corporation under any federal or state whistleblower statute, including under the False Claims Act of 1863 (31 U.S.C. § 3729 et seq.).

30.	Intellectual Property.

(a)

Section 30(a) of the Corporation Disclosure Letter sets forth all Owned Intellectual Property, including solely owned Intellectual property, co-owned Intellectual property and jointly owned Intellectual property, and all Licensed IP, in each case that is (i) registered, issued or subject to a pending application for registration or issuance, including patents, trademarks, service marks, copyrights and internet domain names; (ii) social media accounts and handles, or (iii) any material proprietary Software developed by or on behalf of the Corporation or its Subsidiaries.

(b)

The Corporation has right, title and interest in and to all the Owned Intellectual Property and has rights to use all other Intellectual Property as the same is used in or necessary for the conduct of the business of the Corporation as currently conducted (such Intellectual Property that the Corporation does not own but has a right to use, the Licensed IP). The Owned Intellectual Property is owned by, and the Licensed IP is licensed or otherwise provided to, respectively, the Corporation and its Subsidiaries free and clear of any and all Liens, except for Permitted Liens.

(c)	To the knowledge of the Corporation, the Owned Intellectual Property and Licensed IP collectively constitute all Corporation Intellectual Property.

(d)

Except as disclosed in Section 30(d) of the Corporation Disclosure Letter, to the Corporation’s knowledge, neither the Corporation nor any of its Subsidiaries has received any written notice or claim challenging ownership of or rights by the Corporation or its Subsidiaries to any of the material Intellectual Property used by the Corporation or suggesting that any other Person has any claim of legal or beneficial ownership or other claim or interest with respect thereto (other than the licensor in the case of the Licensed IP, any co-owners or joint owners of Owned Intellectual Property, or any licenses granted by the Corporation in the Ordinary Course in the case of Owned Intellectual Property), nor, to the knowledge of the Corporation, is the Corporation or any Subsidiary engaged in any activity that would give rise to a reasonable basis for any such claim.

(e)

As of the Effective Date, all fees payable in respect of the maintenance of the Owned Intellectual Property have been paid and all registrations, and applications for registration, with respect to such Owned Intellectual Property are in good standing, except where the Corporation has decided not to maintain such Owned Intellectual Property.

(f)

(i) All Owned Intellectual Property that is registered, issued or subject to a pending application for registration or issuance, and, to the knowledge of the Corporation, all Licensed IP that is registered, issued or subject to a pending application for registration or issuance, are valid, subsisting and enforceable, and (ii) there is no written claim which is ongoing or alleged (including any opposition, re-examination or protest) which might result in any material Owned Intellectual Property being invalidated, revoked or the subject of a compulsory license or which otherwise challenges the ownership, validity or enforceability of such Owned Intellectual Property. To the knowledge of the Corporation, there is no written claim which is ongoing or alleged (including any opposition, re-examination or protest) which might result in any material Licensed IP being invalidated or revoked or the subject of a compulsory license or which otherwise challenges the ownership, validity or enforceability of such Licensed IP.

(g)

To the knowledge of the Corporation, the conduct of the business of the Corporation and its Subsidiaries, including the research, development, manufacture and other exploitation of the Corporation Pharmaceutical Products have not infringed or misappropriated any other Person’s Intellectual Property. Neither the Corporation nor any of its Subsidiaries is party to any Action nor, to the knowledge of the Corporation, is any Action threatened, that alleges that the conduct of the business of the Corporation or its Subsidiaries, including the research, development, manufacture and other exploitation of the Corporation Pharmaceutical Products, have infringed or otherwise misappropriated any other Person’s Intellectual Property. To the knowledge of the Corporation, no Person has infringed or misappropriated or is infringing or misappropriating the right of the Corporation or any of its Subsidiaries in or to any material Corporation Intellectual Property or Owned Intellectual Property.

(h)

All agreements relating to the Licensed IP (the License Agreements) are in full force and effect, and neither the Corporation nor any of its Subsidiaries is in default of its obligations thereunder in any material respect or otherwise in a manner that, with notice or lapse of time or both, would give rise to a termination right of a third party or an actual or potential loss of rights of Corporation or any of its Subsidiaries. Pursuant to the License Agreements, the Corporation and its Subsidiaries have been granted the necessary rights to the Licensed IP to the extent required to operate the business of the Corporation and its Subsidiaries in a manner consistent with such practices since December 31, 2021.

(i)

The Arrangement will not materially breach any term of any License Agreement or entitle any other Person party to any such License Agreement to terminate or modify it, or otherwise adversely affect any of the Corporation’s or any of its Subsidiaries’ rights under it in any material respect.

(j)

Neither the execution, delivery, or performance of this Agreement, nor the consummation of the transactions contemplated hereunder, will result in the loss or impairment of, or require the consent of any other Person in respect of, the Corporation’s or its Subsidiaries’ right to own or use any material Corporation Intellectual Property or Owned Intellectual Property.

(k)

The Corporation and its Subsidiaries have not used any Open Source Software in a manner that would reasonably be expected to (i) require the Corporation to contribute, license, attribute or disclose to any Person any proprietary software or source code (including any Software) to any downstream recipients at no cost, (ii) grant to any Person any licenses, rights or immunities under or with respect to Software, or (iii) violate any applicable Open Source Software license.

(l)

Except as set forth in Section 30(l) of the Corporation Disclosure Letter, the Corporation is not obligated to pay a royalty, grant a license to, or provide other material consideration to any third party in connection with the Owned Intellectual Property or Licensed IP.

(m)

To the knowledge of the Corporation, neither the manufacture, sale nor use of any Corporation Pharmaceutical Product (or processes related thereto) of the Corporation have infringed, misappropriated or violated, or will, infringe, misappropriate or violate, any right or valid patent claim of any third party.

(n)

Section 30(n) of the Corporation Disclosure Letter contains a complete and accurate list of all Material Contracts between the Corporation or any Subsidiary and any contract research organization with respect to any Corporation Pharmaceutical Product, other than non-disclosure agreements entered into in the Ordinary Course. Each such Contract listed in Section 30(n) of the Corporation Disclosure Letter is valid and binding on the Corporation or its Subsidiary and, to the knowledge of the Corporation, each other party thereto, and is in full force and effect. None of the Corporation, any of its Subsidiaries or, to the knowledge of the Corporation, any other party, is in breach of, or default under, in any material respect, any Contract listed in Section 30(n) of the Corporation Disclosure Letter, and (i) to the knowledge of the Corporation, no event has occurred that with notice or lapse of time or both would give rise to a termination right of any third party or loss of rights of Corporation or any of its Subsidiaries, or (ii) constitute such a breach or default thereunder in any material respect by the Corporation or any of its Subsidiaries or, to the knowledge of the Corporation, any other party thereto. Neither the Corporation nor any of its Subsidiaries has received any written notice or, to the knowledge of the Corporation, other communication regarding any material violation or breach of or default under, or intention to cancel or materially modify, any Contract listed in Section 30(n) of the Corporation Disclosure Letter.

(o)

To the knowledge of the Corporation, none of the activities of the employees of the Corporation or any Subsidiary violates any agreement or arrangement which any such employees have with former employers. All current and former employees, contractors and consultants who contributed to the discovery or development of any of the subject matter of any Owned Intellectual Property or any Corporation Pharmaceutical Product did so either (x) within the scope of their employment such that, in accordance with applicable Law, all rights to such developed subject matter became the exclusive property of the Corporation or a Subsidiary or (y) pursuant to written agreements assigning all rights to such developed subject matter to the Corporation or Subsidiary, including an express waiver of any moral rights relating thereto.

(p)

To the knowledge of the Corporation, each current or former employee, Contractor or consultant of the Corporation or any Subsidiary who has material proprietary knowledge of or information relating to the Intellectual Property of the Corporation or any Subsidiary has executed and delivered to the Corporation or the Subsidiary an agreement or agreements restricting, on at least customary protective terms, such person’s right to use and disclose such information relating to the Intellectual Property of the Corporation or the Subsidiary.

(q)

(i) No government funding, facilities or personnel of a university, college, other educational institution or research center or funding from governmental or academic third parties was used in the development of any of the Owned Intellectual Property or, to the knowledge of the Corporation, any of the Licensed IP, unless indicated otherwise in Section 30(q) of the Corporation Disclosure Letter; (ii) no such entity has asserted any ownership interest or other right (including any claim to royalties or other consideration) in respect of Owned Intellectual Property or, to the knowledge of the Corporation, any of the Licensed IP; and (iii) to the knowledge of the Corporation, no such entity has any basis to assert any ownership interest or other right (including any claim to royalties or other consideration) in respect of any Owned Intellectual Property or, to the knowledge of the Corporation, any of the Licensed IP.

(r)

The Corporation and its Subsidiaries have maintained and currently maintain commercially reasonable practices to protect the confidentiality of any confidential information or Trade Secrets disclosed to, owned or possessed by them, including by requiring all Persons having access thereto to execute nondisclosure agreements protecting the confidentiality thereof (which agreements have not been breached by the Corporation or any of its Subsidiaries or, to the knowledge of the Corporation, any other Person). To the knowledge of the Corporation, the Corporation and its Subsidiaries are not in breach of and have not breached any obligations or undertakings of confidentiality which they owe or have owed to any third party.

(s)

Except as set out in Section 30(s) of the Corporation Disclosure Letter, there are no settlements, injunctions, forbearances to sue, consents, judgments, or orders or similar obligations to which the Corporation or any Subsidiary is party that: (i) restricts the Corporation’s or any Subsidiary’s use, exploitation, assertion or enforcement of any Corporation Intellectual Property or Owned Intellectual Property anywhere in the world; (ii) materially restrict the conduct of the business of the Corporation or any Subsidiary or any of their respective employees; or (iii) grant third parties any material rights under any Corporation Intellectual Property.

(t)

Except as set out in Section 30(t) of the Corporation Disclosure Letter, after giving effect to the agreement and arrangement, no past or present director, officer, employee, consultant or independent Contractor of the Corporation or its Subsidiaries owns (or has any claim, or any right (whether or not currently exercisable) to any ownership interest, in or to) any Corporation Intellectual Property or Owned Intellectual Property.

31.

Patents and Patent Applications. To the knowledge of the Corporation, all patents and patent applications within the Owned Intellectual Property and all patents and patent applications within the Licensed IP, have been duly and properly filed and maintained. To the knowledge of the Corporation, with respect to all patents and patent applications within the Owned Intellectual Property and all patents and patent applications within the Licensed IP: (a) the parties prosecuting such applications have complied with their duty of candor and disclosure to the U.S. Patent and Trademark Office, and all other governmental intellectual property offices in connection with such applications; and (b) the Corporation is not aware of any facts required to be disclosed to the U.S. Patent and Trademark Office, and any other governmental intellectual property offices, that were not disclosed to the U.S. Patent and Trademark Office, or such intellectual property offices, and which would preclude the grant of a patent in connection with any such application or would reasonably be expected to form the basis of a finding of invalidity with respect to any patents that have issued with respect to such applications. Assignment documents assigning to the Corporation or a Subsidiary all rights of any employees, contractors and consultants have been duly filed at the U.S. Patent and Trademark Office and all other governmental intellectual property offices for all patent applications and patents owned in whole or in part by the Corporation or any Subsidiary, unless indicated otherwise in Section 31 of the Corporation Disclosure Letter.

32.

Product Liabilities. None of the Corporation or any of its Subsidiaries has received any written claim, and to the knowledge of the Corporation, any other claim, and to the knowledge of the Corporation, there are no incidents that could reasonably be expected to give rise to a claim for or based upon breach of product warranty (other than warranty service and repair claims in the Ordinary Course), strict liability in tort, negligent manufacture of product, negligent provision of services or any product complaint, adverse event report or any other similar allegation of liability, including or resulting in product recalls and including or resulting in bodily injury or property damage, arising from the materials, design, testing, manufacture, packaging, labeling (including instructions for use), clinical trials of or sale of any Corporation Pharmaceutical Product or from the provision of services, and to the knowledge of the Corporation, there is no basis for any such claim. Except for compassionate use, the Corporation does not sell and has never sold any pharmaceutical or medicinal compounds or products.

33.

Computer Systems. As of the date hereof, the Corporation’s IT Systems adequately meet the immediate and reasonably anticipated data processing and other computing needs of the operations of the Corporation and its Subsidiaries. The Corporation and its Subsidiaries have commercially reasonable measures in place, consistent with commercially acceptable standards and practices, designed to safeguard against the unauthorized access, use, copying or modification to or of system programs and data files comprised within the Corporation’s IT Systems. The Corporation and its Subsidiaries have commercially reasonable data and system back-up practices and procedures in place, consistent with commercially acceptable practices and procedures, designed to safeguard against the loss, corruption or malfunction of the data and systems of the Corporation and its Subsidiaries. In the past twenty-four (24) months, there has been no failure or other substandard performance of any of the Corporation’s IT System that has caused a material disruption to the Corporation or its Subsidiaries. Each of the Corporation and its Subsidiaries, owns or has a valid right to access and use all IT Systems. The Corporation, together with its Subsidiaries, possess a sufficient number of licenses for any software provided by any Person (Third-Party Software) and used by the Corporation and its Subsidiaries. To the knowledge of the Corporation, neither the Corporation nor its Subsidiaries is in breach or default of any Contracts pursuant to which the Corporation or its Subsidiaries has received a license or the right to access Third-Party Software, neither the Corporation nor any of its Subsidiaries is using the Third-Party Software outside the scope of the license or right to access provided by any Person, and the Corporation’s and its Subsidiaries use of the Third-Party Software is not in excess of the number of licenses paid for by the Corporation and its Subsidiaries.

34.

Cybersecurity. The Corporation has not been notified in writing, and has no knowledge of any event or condition that would reasonably be expected to result in, any material Security Breach or other material compromise to its IT Systems, data (including the data of their respective customers, employees, suppliers, vendors and any third party data maintained by or on behalf of them), equipment or technology. The Corporation is presently in compliance in material respects with all applicable Laws and contractual obligations relating to the security of its IT Systems, equipment and technology and to the protection of such IT Systems, equipment or technology from unauthorized use, access, misappropriation or modification; and the Corporation has implemented commercially reasonable backup technology.

35.	Privacy and Security.

(a)

For the past six (6) years, the Corporation and its Subsidiaries have complied, in all material respects, with all applicable Laws governing privacy, data protection and/or the processing of Personal Information and all applicable contractual obligations to third parties relating to privacy, data protection, Processing, transfer or security of Personal Information as well as publicly posted privacy policies (collectively, the Privacy Requirements).

(b)

No written notices or complaints have been received by and, to the knowledge of the Corporation, no claims are pending or threatened (whether by a Governmental Entity or Person) against the Corporation or any of its Subsidiaries alleging a violation of any applicable Privacy Requirements.

(c)

The Corporation and its Subsidiaries maintain commercially reasonable measures, including commercially reasonable steps when selecting vendors that will have access to Personal Information, appropriate written policies and procedures and appropriate organizational, physical, administrative and technical safeguards, designed to protect the privacy, confidentiality, and security of Personal Information and Computer Systems against a Security Breach consistent with industry practice and applicable Privacy

Requirements. The Corporation and its Subsidiaries periodically assess risks to the privacy, confidentiality, and security of Personal Information. To the Corporation’s knowledge, since December 31, 2021, (i) there have been no material Security Breaches in the Corporation’s or any of its Subsidiaries’ Computer Systems or any unauthorized access, use and/or disclosure of Personal Information, and (ii) there have been no disruptions in the Corporation’s or any of its Subsidiaries’ Computer Systems that materially adversely affected the Corporation’s and its Subsidiaries’ business or operations. The Corporation has not been notified in writing by any of its vendors of a Security Breach occurring on the vendor(s)’ Computer Systems that has involved the Corporation’s Personal Information.

(d)

The Corporation and its Subsidiaries have obtained or will obtain any and all required rights, permissions, and consents to permit the transfer of Personal Information in connection with the transactions contemplated by this Agreement and by the Plan of Arrangement.

(e)

Conditional on the Parties complying with Section 4.6, to the Corporation’s knowledge, the consummation of the transactions contemplated by this Agreement, and any disclosure of Personal Information to the Parent in connection therewith, will not result in a violation of any Privacy Requirement.

36.	Insurance.

(a)

The Corporation and its Subsidiaries carry or are entitled to the benefits of insurance, with financially sound and reputable insurers, in such amounts and covering such risks as is generally maintained by companies of established repute engaged in the same or similar business, and all such insurance is currently, and since December 31, 2021, has continuously been in full force and effect. No notice of cancellation or material modification has been received (other than a notice in connection with ordinary renewals). All premiums due for any insurance policy of the Corporation or any of its Subsidiaries have been paid in full and there is no existing material default, or event which, with the giving of notice or lapse of time or both, would constitute a material default by any insured thereunder. As of the date hereof, the Corporation has no reason to believe that it or its Subsidiaries will not be able (i) to renew its existing insurance coverage as and when such policies expire or (ii) to obtain comparable coverage from similar institutions as may be necessary or appropriate to conduct its business as now conducted and at a cost that would not, singly or in the aggregate, result in a Material Adverse Effect. Neither of the Corporation nor its subsidiaries has been denied any insurance coverage which it has sought or for which it has applied. The Corporation has made available to Parent true, correct and complete copies of all material insurance policies relating to the business, assets and operations of the Corporation and its Subsidiaries.

(b)

As of the date hereof, there is no material claim pending under any insurance policy of the Corporation or any of its Subsidiaries that has been denied, rejected, questioned or disputed by any insurer or as to which any insurer has made any reservation of rights or refused to cover all or any portion of such claims. To the knowledge of the Corporation, all Actions covered by any of the insurance policies have been properly reported to the applicable insurer.

37.

Books and Records. The Books and Records (a) have been maintained in compliance with applicable Laws, except as had not had, and would not reasonably be expected to have, a Material Adverse Effect; and (b) accurately and fairly reflect in all material respects all material financial transactions relating to the business carried on by the Corporation and its Subsidiaries since December 31, 2021.

38.

Restrictions on Conduct of Business. Neither the Corporation nor any of its Subsidiaries is bound by any judgment, injunction, order or decree which purports to, in any material respect (a) limit the manner (including any business practice) or the localities in which all or any portion of the business of the Corporation or its Subsidiaries are conducted; or (b) restrict any acquisition or disposition of any property by the Corporation or by any of its Subsidiaries.

39.	Funds Available on Termination. The Corporation has sufficient funds available to pay the Corporation Termination Fee.

40.

No Shareholder Rights Plan. The Corporation does not have in place, and the Shareholders have not adopted or approved, any shareholders rights plan or a similar plan giving rights to acquire additional Shares upon execution or performance of the obligations under this Agreement.

41.	Anti-Money Laundering and Anti-Corruption.

(a)

The operations of the Corporation and of each of its Subsidiaries are and have been conducted in the past five years in compliance with anti-money laundering Laws and the rules and regulations thereunder and any related or similar Laws, rules, regulations or guidelines, issued, administered or enforced by any Governmental Entity relating to anti-money laundering (collectively, the Anti-Money Laundering Laws) and no Action, suit or proceeding by or before any court or Governmental Entity involving the Corporation or any of its Subsidiaries with respect to the Anti-Money Laundering Laws is pending or threatened.

(b)

Neither the Corporation nor any of its Subsidiaries nor any of their respective current or former directors, executives, officers, employees, or, to the knowledge of the Corporation, agents, in each case while acting for and at the direction of the Corporation or its Subsidiaries, has: (i) offered, promised, made or authorized, or agreed to offer, promise, make or authorize (or made attempts at doing any of the foregoing) any illegal contribution, expense, payment or gift of funds, property or anything else of value to or for the use or benefit of any Government Official for the purpose of securing action or inaction or a decision of a Governmental Entity or a Government Official, influence over such action, inaction or decision, or any improper advantage; (ii) used or is using any corporate funds for any illegal contributions, gifts, entertainment or other expenses relating to political activity that would be illegal; (iii) used or is using any corporate funds for any direct or indirect illegal payments to any foreign or domestic Government Officials; (iv) taken any action which is or would otherwise be in violation of or prohibited by any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended, the Corruption of Foreign Public Officials Act (Canada), the Criminal Code (Canada), the U.K. Bribery Act 2010, or the rules and regulations, or any other applicable Law, rule or regulation of similar effect in other jurisdictions (collectively, the Anti-Corruption Laws); (v) has established or maintained, or is maintaining, any illegal fund of corporate monies or other properties; or (vi) made any bribe, illegal rebate, illegal payoff, influence payment, kickback or other illegal payment of any nature.

(c)

The Corporation utilizes effective control procedures and an internal accounting controls system that is sufficient to provide reasonable assurances that violations of applicable Anti-Corruption Laws or Anti-Money Laundering Laws or regulations will be prevented, detected and deterred.

42.	Customs and International Trade Laws.

(a)

In the past five years, the Corporation and each Subsidiary have been in material compliance with all applicable Customs & International Trade Laws and no formal claims concerning the liability of the Corporation or any Subsidiary under such Laws are unresolved. Without limiting the foregoing, in the past five years, (i) the Corporation and each Subsidiary and their respective directors, officers, employees and, to the knowledge of the Corporation, agents, acting on their behalf have obtained all import and export licenses and all other consents, notices, waivers, approvals, orders, authorizations, registrations, declarations, classifications and filings required for the export, import, reexport or transfer of goods, services, software and technology required for the operation of the respective businesses of the Corporation and each Subsidiary, including any Authorizations required under Customs & International Trade Laws, (ii) no Governmental Entity has initiated any Action or imposed any civil or criminal fine, penalty, seizure, forfeiture, revocation of any Authorization under Customs & International Trade Laws, debarment or denial of future Authorizations under Customs & International Trade Laws against any of the Corporation or any Subsidiary or any of their respective directors, officers, employees or agents in connection with any actual or alleged violation of any applicable Customs & International Trade Laws and (iii) there have been no written claims, investigations or requests for information by a Governmental Entity with respect to the Corporation’s and each Subsidiary’s Authorizations and compliance with applicable Customs & International Trade Laws.

(b)

Neither the Corporation nor any Subsidiary, director, officer or employee of any of the Corporation or its Subsidiaries, or, to the knowledge of the Corporation, any agent or other third party representative acting on behalf of the Corporation or its Subsidiaries, (i) is a Sanctioned Person, (ii) has, in the past five years, engaged in any unlawful business or dealings, directly or indirectly, involving any Sanctioned Person, or (iii) has pending or threatened claims against it with respect to Sanctions.

(c)

Each of the Corporation and each Subsidiary and any director, officer or employee thereof, and, to the knowledge of the Corporation, each agent and other third party representative acting on behalf of the Corporation or its Subsidiaries, (i) is in compliance with, and has not violated, in the past five years, any Sanctions, and (ii) has in place adequate controls and systems reasonably designed to promote compliance with Laws pertaining to Sanctions in each of the jurisdictions in which the Corporation or any Subsidiary do, or in the past have done, business.

43.

Financial Advisors. Other than Centerview Partners LLC, there is no investment banker, broker, finder or other intermediary that has been retained by or is authorized to act on behalf of the Corporation or any of its Subsidiaries who might be entitled to any fee or commission from the Corporation or any of its Subsidiaries in connection with the transactions contemplated by this Agreement. A true and correct copy of the engagement letter with Centerview Partners LLC has been made available to Parent. The Board has received the Fairness Opinion, and, as of the date of this Agreement, the Fairness Opinion has not been withdrawn, revoked or otherwise modified. As soon as possible following the date of this Agreement, the Corporation will make available to Parent, solely for informational purposes, a written copy of the Fairness Opinion, it being expressly understood and agreed that such Fairness Opinion is for the benefit of the Board and may not be relied upon by the Parent or the Purchaser.

Execution Version

SCHEDULE D

REPRESENTATIONS AND WARRANTIES OF THE PARENT AND THE PURCHASER

1.

Parent and Purchaser Organization and Qualification. The Parent is a public company with limited liability (Aktiebolag) formed and validly existing under the Laws of Sweden. The Purchaser is a corporation formed and validly existing under the Laws of Canada. Each of the Parent and the Purchaser is duly registered or otherwise authorized to do business and is in good standing in each jurisdiction in which the character of its properties, owned, leased, licensed or otherwise held, or the nature of its activities makes such registration necessary, except where the failure to be so registered or in good standing would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of the Parent or the Purchaser to complete the Arrangement in accordance with the terms of this Agreement.

2.

Corporate Authorization. The execution, delivery and performance by each of the Parent and the Purchaser of this Agreement and the CVR Agreement and the consummation of the transactions contemplated hereby and thereby are within each of the Parent and the Purchaser’s power and capacity and have been duly authorized by the Purchaser and no other proceedings on the part of the Parent or the Purchaser are necessary to authorize this Agreement or the CVR Agreement or the transactions contemplated hereby or thereby.

3.

Execution and Binding Obligation. This Agreement (a) has been duly executed and delivered by each of the Parent and the Purchaser, and, assuming the due authorization, execution and delivery by the other parties hereto, (b) constitutes the legal, valid and binding obligations of each of the Parent and the Purchaser and (c) is enforceable against each of the Parent and the Purchaser in accordance with its terms, subject to the qualification that such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other Laws of general application relating to or affecting rights of creditors and that equitable remedies, including specific performance, are discretionary and may not be ordered. The CVR Agreement will, when duly executed and delivered by each of the Parent and the Purchaser, and, assuming the due authorization, execution and delivery by the other parties thereto, (a) constitutes the legal, valid and binding obligation of each of the Parent and the Purchaser and (b) enforceable against the Parent and the Purchaser in accordance with its terms, subject to the qualification that such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other Laws of general application relating to or affecting rights of creditors and that equitable remedies, including specific performance, are discretionary and may not be ordered.

4.

Governmental Authorization. The execution, delivery and performance by each of the Parent and the Purchaser of this Agreement and the consummation by each of the Parent and the Purchaser of the transactions contemplated hereby and by the Plan of Arrangement, including the issuance of the CVRs, require no consent, approval or authorization of or any action by or in respect of, or filing, recording, registering or publication with, or notification to any Governmental Entity other than (a) the Interim Order and any approvals required by the Interim Order; (b) the Final Order; (c) filings with the Director under the CBCA; (d) compliance with any applicable Securities Laws; (e) the Key Regulatory Approvals; and (f) any actions or filings the absence of which would not reasonably be expected to materially or adversely impair the ability of the Parent or the Purchaser to complete the transactions contemplated by this Agreement.

5.

Non-Contravention. The execution, delivery and performance by each of the Parent and the Purchaser of its obligations under this Agreement and the CVR Agreement and the consummation of the transactions contemplated hereby and thereby and by the Plan of Arrangement, including the issuance of the CVRs, do not and shall not (a) contravene, conflict with, or result in any violation or breach of any provision of the Constating Documents of the Parent or the Purchaser; or (b) assuming compliance with the matters, or obtaining the approvals, referred to in Section 4 above, contravene, conflict with or result in a material violation or breach of any provision of any applicable Law or any license, approval, consent or authorization issued by a Governmental Entity.

D-1

6.

Litigation. There is no Action pending against or, to the knowledge of the Parent or the Purchaser, threatened against or affecting the Parent or the Purchaser or any of its properties or, any of its shareholders, officers and directors (in their capacities as such) that, individually or in the aggregate, would reasonably be expected to have a material adverse effect on the ability of the Parent or the Purchaser to complete the Arrangement in accordance with the terms of this Agreement; provided that the representations and warranties set forth in this sentence shall not apply to any Transaction Litigation. There is no judgment, order, writ, injunction or decree of any Governmental Entity imposed on either the Parent or the Purchaser or any of its directors or officers (in their capacities as such) that would reasonably be expected to have a material adverse effect on the ability of the Parent or the Purchaser to complete the Arrangement in accordance with the terms of this Arrangement.

7.

Funds. Parent has, and at the Effective Date, the Purchaser will have sufficient funds available to satisfy the aggregate Consideration for the Shares and any other amounts payable to Securityholders, in each case in connection with the Arrangement in accordance with the terms of this Agreement and to pay all related fees and expenses for which the Purchaser is responsible under the terms of this Agreement. On the date the Milestone Payment is made, the Purchaser will have cash resources in immediately available funds and in an amount sufficient to satisfy the Purchaser’s cash payment obligations under the CVR Agreement. The Parent and the Purchaser’s obligations under this Agreement and the CVR Agreement, including their obligations to consummate the transactions contemplated hereby and thereby, are not subject to a condition regarding the Purchaser’s obtaining funds to consummate the transactions contemplated by this Agreement and the CVR Agreement.

8.

Finders’ Fees. There is no investment banker, broker, finder or other intermediary that has been retained by or is authorized to act on behalf of the Purchaser or its affiliates who might be entitled to any fee or commission from the Purchaser or its affiliates upon consummation of the transactions contemplated by this Agreement.

9.	Ownership of the Corporation. The Parent does not beneficially own any securities of the Corporation and is not deemed to beneficially own any securities of the Corporation pursuant to MI 61-101.

10.	Investment Canada Act. The Purchaser is a trade agreement investor and is not a state-owned enterprise, each as defined in the Investment Canada Act.

D-2

EXHIBIT A

FORM OF CONTINGENT VALUE RIGHTS AGREEMENT

THIS CONTINGENT VALUE RIGHTS AGREEMENT (this “Agreement”), dated as of [•], is entered into by and among AstraZeneca AB, a public company with limited liability (Aktiebolag) incorporated under the laws of Sweden (“Parent”), 15863210 Canada Inc., a corporation formed under the federal laws of Canada (the “Purchaser”), and [•], a [•], as Rights Agent.

INTRODUCTION

WHEREAS, Parent, the Purchaser and Fusion Pharmaceuticals Inc., a corporation formed under the federal laws of Canada (the “Corporation”), have entered into an Arrangement Agreement, dated as of March 18, 2024 (as it may be amended or supplemented from time to time pursuant to the terms thereof, the “Arrangement Agreement”), pursuant to which Parent, the Purchaser and the Corporation agreed to consummate an arrangement under Section 192 of the Canada Business Corporations Act, whereby, among other things and pursuant to the terms of the Arrangement Agreement, each outstanding common share in the capital of the Corporation (each a “Share” and collectively, the “Shares”) shall be transferred to the Purchaser (the “Plan of Arrangement”);

WHEREAS, pursuant to the Arrangement Agreement, as a result of the consummation and completion of the Arrangement, the holders of Shares (other than Dissenting Shares), certain holders of Options and holders of RSUs and Warrants, in each case as of immediately prior to the Effective Time will become entitled to receive the contingent cash payment hereinafter described on the achievement of the milestone hereinafter described;

WHEREAS, pursuant to this Agreement, the potential amount payable per CVR is $3.00 in cash, without interest; and

NOW, THEREFORE, in consideration of the foregoing and the consummation of the transactions referred to above, Parent, the Purchaser and the Rights Agent agree as follows:

ARTICLE 1

DEFINITIONS; CERTAIN RULES OF CONSTRUCTION

Section 1.1 Definitions. Any capitalized term not otherwise defined herein shall have the corresponding meaning as set forth in the Arrangement Agreement. As used in this Agreement, the following terms shall have the following meanings:

“Acting Holders” means, at the time of determination, Holders of at least 40% of the outstanding CVRs as set forth in the CVR Register.

“Affiliate” means, with respect to any Person, any other Person directly or indirectly, controlling, controlled by, or under common control with, such Person; provided that, prior to the Effective Time, Parent and the Purchaser shall not be deemed to be Affiliates of the Corporation and/or any of the Corporation’s subsidiaries and vice versa. For this purpose, “control” (including, the terms “controlling”, “controlled” “controlled by” and “under common control with”) means the possession, directly or indirectly, of the power to direct or cause the direction of management or policies of a Person, whether through the ownership of securities or partnership or other ownership interests, by contract or otherwise.

“Agreement” has the meaning set forth in the preamble hereto.

“Arrangement” means the arrangement under Section 192 of the CBCA in accordance with the terms and subject to the conditions set out in the Plan of Arrangement, subject to any amendments or variations to the Plan of Arrangement made in accordance with the terms of the Arrangement Agreement, the Plan of Arrangement and the Interim Order (once issued) or made at the direction of the Ontario Superior Court of Justice (Commercial List) in the Final Order with the prior written consent of the Corporation and Parent, each acting reasonably.

“Assignee” has the meaning set forth in Section 6.3.

“Business Day” means any day, other than a Saturday, a Sunday or a day on which banks are required or authorized to remain closed in Toronto, Ontario, Canada, New York, New York, United States or London, United Kingdom.

“Canadian Option” means an Option granted to and held by a Canadian Optionholder.

“Canadian Optionholder” means the holder of an Option who is subject to Tax pursuant to the Income Tax Act (Canada) in respect of such Option.

“CBCA” means the Canada Business Corporations Act.

“Change of Control” means (a) a sale or other disposition of all or substantially all of the assets of Parent or the Purchaser on a consolidated basis, (b) a merger, consolidation or other business combination involving Parent or the Purchaser in which Parent or the Purchaser, as applicable, is not the surviving entity or (c) any other transaction (including any issuance of securities, merger, consolidation or other business combination) involving Parent or the Purchaser in which the holders of voting securities of Parent or the Purchaser, as applicable, immediately prior to such transaction collectively own securities representing less than 50% of Parent’s or the Purchaser’s, as applicable, voting power immediately after such transaction, in the case of each of the foregoing clauses (a) through (c), whether effected directly or indirectly, and whether effected in a single transaction or a series of related transactions; provided that no sale, assignment transfer or license to an Affiliate of Parent or the Purchaser pursuant to Section 4.3(c) or Section 6.3 shall be deemed a Change of Control.

“Code” means the Internal Revenue Code of 1986.

“Commercially Reasonable Efforts” means the level of efforts and resources that are consistent with the level of efforts and resources that Parent and its Affiliates would devote to a product which is at a similar stage in development and has a similar market potential as a Product (“Relevant Product”), taking into account all scientific, commercial and other relevant factors that Parent, exercising good faith, would normally take into account with Relevant Products that it owns or has in-licensed, including patent coverage, expiration and term extension, regulatory and other exclusivity, manufacturing and supply chain, product profile, safety and efficacy, anticipated product labeling, the competitiveness of alternative products in the marketplace or under development, the regulatory structure involved, the regulatory environment, the availability of coverage and reimbursement and the expected profitability and profit potential of the applicable product, including actual and expected development costs and time lines, cost of goods and all other costs associated with the applicable product and time lines associated with commercial entry; provided that, notwithstanding the foregoing, such level of efforts and resources shall be determined without taking into account the Milestone Payment payable in accordance with, and subject to, the terms hereof.

“CVR” means the rights of Holders to receive a cash payment pursuant and subject to the Arrangement Agreement and this Agreement.

“CVR Register” has the meaning set forth in Section 2.3(b).

“Dissenting Shares” means each Share held by a Dissenting Shareholder in respect of which Dissent Rights have been validly exercised.

“DTC” means the Depository Trust Company or any successor thereto.

“Effective Time” has the meaning set forth in the Plan of Arrangement.

“Employee Equity Award” means an Option or a RSU that was granted to a holder in such holder’s capacity as an employee of the Corporation or any of its subsidiaries who is not subject to Tax pursuant to the Income Tax Act (Canada) in respect of such Option or RSU.

“Entity” means any corporation (including not-for-profit), general or limited partnership, limited liability company, joint venture, estate, trust, association, organization, unincorporated organization or other entity.

“Exchange Act” means the Securities Exchange Act of 1934.

“FDA” means the United States Food and Drug Administration or any successor thereto.

“Final Order” has the meaning set forth in the Arrangement Agreement.

“Governmental Entity” means (a) any international, multinational, national, federal, provincial, state, regional, municipal, local or other government, governmental or public department, central bank, court, tribunal, arbitral body, commission, board, bureau, ministry, agency or instrumentality, domestic or foreign; (b) any subdivision, agent or authority of any of the foregoing; (c) any quasi-governmental or private body including any tribunal, commission, regulatory agency or self-regulatory organization exercising any regulatory, expropriation or taxing authority under or for the account of any of the foregoing; or (d) any Securities Authority or stock exchange, including NASDAQ.

“Holder” means a Person in whose name a CVR is registered in the CVR Register at the applicable time.

“Inducement Grants” means the inducement stock option grants made by the Corporation pursuant to NASDAQ Listing Rule 5635(c)(4) outside of the Stock Option Plans.

“Interim Order” has the meaning set forth in the Arrangement Agreement.

“IRS” has the meaning set forth in Section 2.4(d).

“Licensee” means any licensee or sublicensee with respect to rights to develop the Product.

“Milestone” means the satisfaction of both of the following: (a) the submission by the Purchaser, any of its Affiliates or any other applicable Payment Obligor to the FDA of an NDA that, if approved, would grant the Purchaser, such Affiliate or any other applicable Payment Obligor the right to market, distribute and sell the Product for the treatment of metastatic castration resistant prostate cancer in the United States and (b) the FDA’s confirmation of acceptance of the filing of such NDA, in each case of clauses (a) and (b), in accordance with 21 C.F.R., Part 314.101 or 21 C.F.R. Section 601.2 (as applicable).

“Milestone Efforts Period” has the meaning set forth in Section 4.3(a).

“Milestone Notice” has the meaning set forth in Section 2.4(a).

“Milestone Notice Date” has the meaning set forth in Section 2.4(a).

“Milestone Outside Date” means August 31, 2029.

“Milestone Payment” means $3.00 per CVR.

“Milestone Payment Amount” means for a given Holder, the aggregate amount of: (a) for each CVR held by such Holder that is not in respect of an Underwater Option, the Milestone Payment plus (b) for each CVR held by such Holder that is in respect of an Underwater Option, the amount by which the Cash Consideration plus the Milestone Payment exceeds the exercise price per Share of such Underwater Option, in each of cases (a) and (b) as reflected on the CVR Register as of the close of business on the date of the Milestone Notice.

“NDA” means a new drug application (including any supplemental new drug application) filed with the FDA pursuant to 21 U.S.C. § 355(b) and 21 C.F.R. Part 314 (for clarity, including accelerated approval under 21 C.F.R., Part 314 Subpart H) or a biologics license application (including any supplemental biologics license application) filed with the FDA pursuant to 42 U.S.C. § 262 and 21 C.F.R. Part 601 (for clarity, including accelerated approval under 21 C.F.R. Part 601 Subpart E) with respect to the Product.

“Non-Employee Awards” means each Option and RSU that is not an Employee Equity Award and that was granted to a holder who is not subject to Tax pursuant to the Income Tax Act (Canada) in respect of such Option and RSU.

“Officer’s Certificate” means a certificate signed by an authorized officer of each of Parent and the Purchaser, in his or her capacity as such an officer, and delivered to the Rights Agent.

“Option” means an option to purchase Shares issued pursuant to any of the Stock Option Plans or Inducement Grants or otherwise.

“Parent” has the meaning set forth in the recitals hereto.

“Parties” means the Rights Agent, Parent and the Purchaser and “Party” means any one of them.

“Payment Fund” has the meaning set forth in Section 2.4(a).

“Payment Obligor” means Parent, the Purchaser, any Assignee, each of their respective Affiliates and Licensees, and any Entity that has obtained rights to file an NDA for the Product (including any acquirer or successor-in-interest to Parent or the Purchaser), in each case, to the extent permitted hereunder, including pursuant to Section 4.3 or Section 6.3.

“Permitted Transfer” means a transfer of one or more CVR(s) (a) on the death of a Holder by will or intestacy, (b) by instrument to an inter vivos or testamentary trust in which the CVRs are passed to beneficiaries of the Holder on the death of the Holder, (c) pursuant to a court order (including in connection with bankruptcy or liquidation), (d) by operation of law (including by consolidation or merger) or without consideration in connection with the dissolution, liquidation or termination of any corporation, limited liability company, partnership or other Entity, (e) in the case of CVRs held in book-entry or other similar nominee form (including CVRs held through DTC on behalf of CVR beneficial owners), from a nominee to a beneficial owner and, if applicable, through an intermediary, to the extent allowable by DTC, (f) if the applicable Holder is a partnership or limited liability company, a distribution by the transferring partnership or limited liability company to its partners or members, as applicable; provided that such distribution does not (i) subject the CVRs to a requirement of registration under the Securities Act or the Exchange Act or (ii) trigger the requirement to file a prospectus in any jurisdiction of Canada, (g) with the written consent of the Purchaser, or (h) as provided in Section 2.6.

“Person” means any individual, partnership, association, body corporate, organization, trust, estate, trustee, executor, administrator, legal representative, government (including Governmental Entity), syndicate or other entity, whether or not having legal status.

“Plan of Arrangement” has the meaning set forth in the recitals hereto.

“Product” means any product, in any dosage form, formulation, presentation or package configuration, that contains or comprises, including in combination with any other active ingredient(s), the product candidate referred to by the Corporation as of the Effective Time as “FPI-2265” (Ac225-PSMA I&T).

“Purchaser” has the meaning set forth in the recitals hereto.

“Qualified Pharmaceutical Company” means a company that, together with its Affiliates, in the good faith determination of Parent, has sufficient capabilities and experience in the development, manufacture, distribution and commercialization of pharmaceutical products as well as the financial resources to achieve the Milestone.

“Rights Agent” means the Rights Agent named in the preamble hereto, until a successor Rights Agent has become such pursuant to the applicable provisions of this Agreement, and thereafter “Rights Agent” shall mean such successor Rights Agent.

“RSU” means any restricted stock unit issued pursuant to any of the Stock Option Plans or otherwise.

“Securities Act” means the Securities Act of 1933.

“Securities Authority” means the U.S. Securities and Exchange Commission, the Ontario Securities Commission and any other applicable securities commission or securities regulatory authority of a province or territory of Canada or state of the United States.

“Stock Option Plans” means the Fusion Pharmaceuticals Inc. 2020 Stock Option and Incentive Plan and the Fusion Pharmaceuticals Inc. 2017 Equity Incentive Plan.

“Tax Return” means any and all returns (including amended returns and information returns), reports, declarations, elections, claims for refund, notices, forms, designations, schedules, attachments, filings, statements or similar submission (including any attached schedules, supplements and additional or supporting material or amendments) filed or required to be filed in respect of Taxes (whether in tangible, electronic or other form).

“Taxes” means (a) any taxes, duties, fees, excises, premiums, assessments, imposts, levies and other similar charges or assessments of any kind whatsoever imposed by any Governmental Entity, whether computed on a separate, consolidated, unitary, combined or other basis, including those levied on, or measured by, or described with respect to, income, gross receipts, profits, gains, windfalls, capital, capital stock, production, recapture, transfer, land transfer, license, gift, occupation, wealth, environment, net worth, indebtedness, surplus, sales, goods and services, harmonized sales, use, value added, excise, special assessment, stamp, withholding, business, franchising, real or personal property, health, employee or employer health, payroll, workers’ compensation, employment or unemployment, severance, social services, social security, education, utility, surtaxes, customs, import or export, and including all license and registration fees and all employment insurance, health insurance and government pension plan premiums or contributions; and (b) all interest, penalties, fines, additions to tax or other additional amounts imposed by any Governmental Entity on or in respect of amounts of the type described in clause (a) above or this clause (b).

“Underwater Option” means an Option that has an exercise price per Share that is equal to or greater than $21.00.

“Warrant” a warrant to purchase Common Shares issued by the Corporation.

Section 1.2 Construction.

(a) Headings, etc. The provision of a Table of Contents, the division of this Agreement into Articles, Sections, subsections, paragraphs, clauses and the insertion of headings are for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.

(b) Currency. All references to dollars or to $ are references to United States dollars.

(c) Gender and Number. Any reference to gender includes all genders. Words importing the singular number only include the plural and vice versa.

(d) Certain Phrases and References, etc. The words (a) “including,” “includes” and “include” mean “including (or includes or include) without limitation,” (b) “or” or “either” shall not be exclusive, and (c) “the aggregate of,” “the total of,” “the sum of,” or a phrase of similar meaning means “the aggregate (or total or sum), without duplication, of.” The phrase “to the extent” shall mean the degree to which a subject or other thing extends and such phrase shall not merely mean “if”. Unless stated otherwise, “Article,” “Section,” and “Schedule” followed by a number or letter mean and refer to the specified Article or Section of this Agreement. The term “Agreement” and any reference in this Agreement to this Agreement or any other agreement or document includes, and is a reference to, this Agreement or such other agreement or document as it may have been, or may from time to time be, amended, restated, replaced, supplemented or novated and includes all schedules to it.

(e) Statutes. Any reference to a statute refers to such statute and all rules and regulations made or promulgated under it, as it or they may have been or may from time to time be amended modified, supplemented or reenacted, including by succession of comparable successor Laws, in each case unless expressly stated otherwise.

(f) Computation of Time. If any action may be taken within, or any right or obligation is to expire at the end of, a period of days under this Agreement, then the first day of the period is not counted, but the day of its expiry is counted. Whenever payments are to be made or an action is to be taken on a day which is not a Business Day, such payment will be made or such action will be taken on or not later than the next succeeding Business Day and any reference to an event occurring on a Business Day shall mean prior to 5:00 p.m. on such Business Day.

(g) Time References. Unless otherwise specified, all references to time herein mean local time, in Toronto, Ontario.

ARTICLE 2

CONTINGENT VALUE RIGHTS

Section 2.1 CVRs. The CVRs represent the rights of Holders to receive a contingent cash payment pursuant to the Arrangement Agreement and this Agreement. The initial Holders shall be determined pursuant to the terms of the Arrangement Agreement and this Agreement, and a list of the initial Holders shall be furnished by or on behalf of the Purchaser to the Rights Agent in accordance with Section 4.1 hereof.

Section 2.2 Nontransferable. The CVRs may not be sold, assigned, transferred, pledged, encumbered or in any other manner transferred or disposed of, in whole or in part, other than through a Permitted Transfer. Any attempted sale, assignment, transfer, pledge, encumbrance or disposition of any CVR, in whole or in part, in violation of this Section 2.2 shall be null and void ab initio and of no effect.

Section 2.3 No Certificate; Registration; Registration of Transfer; Change of Address.

(a) The CVRs shall not be evidenced by a certificate or other instrument.

(b) The Rights Agent shall keep a register (the “CVR Register”) for the purpose of (i) identifying the Holders of CVRs and (ii) registering CVRs and Permitted Transfers thereof. In the case of CVRs to be received by the holders of Shares (other than Dissenting Shares), Options, RSUs and Warrants, such CVRs shall initially be registered in the name and address of the holder of such Shares, Options, RSUs and Warrants, as applicable, as set forth in the records of the Corporation at the Effective Time and as set forth in the form the Corporation furnishes to the Rights Agent.

(c) Subject to the restrictions on transferability set forth in Section 2.2, every request made to transfer a CVR must be in writing and accompanied by a written instrument of transfer in form reasonably satisfactory to the Rights Agent pursuant to its guidelines, duly executed by the Holder thereof, the Holder’s attorney duly authorized in writing, the Holder’s personal representative or the Holder’s survivor, and setting forth in reasonable detail the circumstances relating to the proposed transfer. On receipt of such written notice, the Rights Agent shall, subject to its reasonable determination that the transfer instrument is in proper form and the proposed transfer otherwise complies with the other terms and conditions of this Agreement (including the provisions of Section 2.2), register the transfer of the CVRs in the CVR Register. The Purchaser and the Rights Agent may require payment of a sum sufficient to cover any stamp or other Tax or governmental charge that is imposed in connection with any such registration of transfer. The Rights Agent shall have no duty or obligation to take any action under any Section of this Agreement that requires the payment by a Holder of a CVR of such applicable Taxes or charges unless and until the Rights Agent is satisfied that all such applicable Taxes or charges have been paid. All duly transferred CVRs registered in the CVR Register shall be the valid obligations of the Purchaser and shall entitle the transferee to the same benefits and rights under this Agreement as those held immediately prior to the transfer by the transferor. No transfer of a CVR shall be valid until registered in the CVR Register in accordance with this Agreement.

(d) A Holder (or an authorized representative thereof) may make a written request to the Rights Agent to change such Holder’s address of record in the CVR Register. The written request must be duly executed by the Holder (or an authorized representative thereof). On receipt of such written notice, the Rights Agent shall promptly record the change of address in the CVR Register.

Section 2.4 Payment Procedures.

(a) If the Milestone is achieved on or prior to the Milestone Outside Date, then (i) as soon as reasonably practicable (but in no event later than thirty (30) days) following the date on which the Milestone is achieved, the Purchaser shall deliver to the Rights Agent written notice indicating that the Milestone has been achieved (the “Milestone Notice” and the date on which such Milestone Notice is delivered to the Rights Agent, the “Milestone Notice Date”) and instructing the Rights Agent to solicit tax forms or other information required to make Tax deductions or withholdings as set forth in Section 2.4(d), and (ii) no later than twenty (20) days after the Milestone Notice Date, the Purchaser shall deliver to the Rights Agent cash, by wire transfer of immediately available funds to an account specified by the Rights Agent, equal to the aggregate amount necessary to pay the Milestone Payment Amounts to all Holders pursuant to Section 2.4(b) other than Milestone Payment Amounts with respect to Employee Equity Awards and Non-Employee Awards (with respect to which any such amounts payable shall be retained by the Purchaser for payment pursuant to Section 2.4(b)) (the total cash deposited with the Rights Agent, the “Payment Fund”).

(b) The Rights Agent shall promptly, and in any event within ten (10) Business Days after receipt of the Payment Fund, send each Holder at its registered address a copy of the Milestone Notice and pay the applicable Milestone Payment Amount (other than Milestone Payment Amounts that are payable with respect to Employee Equity Awards and Non-Employee Awards) to each of the Holders (i) by check mailed to the address of each such respective Holder as reflected in the CVR Register as of the close of business on the last Business Day before the Milestone Payment is made or (ii) with respect to any Holder who has provided the Rights Agent with wire transfer instructions meeting the Rights Agent’s requirements, by wire transfer of immediately available funds to such account. As soon as reasonably practicable after the Milestone Notice Date (but no later than the first payroll date that is not less than ten (10) Business Days after the Milestone Notice Date), the Purchaser shall, or shall cause the Corporation or an Affiliate of the Corporation to, (A) with respect to Milestone Payment Amounts that are payable with respect to Employee Equity Awards, pay through the Corporation’s or the applicable Affiliate’s payroll the aggregate Milestone Payment Amount payable to the applicable holders with respect to such Employee Equity Awards (net of any withholding Taxes required to be deducted and withheld by applicable Tax law in accordance with the Arrangement Agreement or Section 2.4(d)) and (B) with respect to Milestone Payment Amounts that are payable with respect to Non-Employee Awards, pay through the Corporation’s or the applicable Affiliate’s accounts payable or other general account (other than the payroll account) the aggregate Milestone Payment Amount payable to the applicable holders with respect to such Non-Employee Awards (net of any withholding Taxes required to be deducted and withheld by applicable Tax law in accordance with the Arrangement Agreement or Section 2.4(d)). Notwithstanding anything in this Agreement to the contrary, it is the intent of the parties that the Milestone shall be deemed to constitute a substantial risk of forfeiture within the meaning of Section 409A of the Code.

(c) Except to the extent any portion of the Milestone Payment Amounts are required to be treated as imputed interest pursuant to applicable Tax law, the Holders and the parties hereto (i) for U.S. federal and applicable state and local income Tax purposes, agree to treat the CVRs (other than CVRs received in respect of Employee Equity Awards and Non-Employee Awards and Canadian Options) and the Milestone Payment Amounts of such CVRs as additional consideration for the Shares (other than Dissenting Shares) pursuant to the Arrangement Agreement; (ii) agree to treat the CVRs received in respect of Employee Equity Awards and Non-Employee Awards and the Milestone Payment Amounts of such CVRs, and not the receipt of any such CVR, for all U.S. federal and applicable state and local income Tax purposes, as compensation (subject to withholding Taxes to the extent required by applicable law) in the year in which such Milestone Payment is made; and (iii) intend to treat the CVRs received by a Canadian Optionholder for Canadian Tax purposes as additional consideration for the disposition of the Canadian Options pursuant to the Arrangement Agreement and Plan of Arrangement and treat the Milestone Payment Amounts as proceeds of disposition with respect to such CVRs (provided that treatment not otherwise described in (i), (ii) and (iii) shall be determined by the Purchaser in its good faith discretion following consultation with a reputable international tax accounting firm, provided that such treatment shall not be inconsistent with the terms of the Arrangement Agreement and applicable Tax law), and none of the Holders and the parties hereto shall take any position to the contrary on any Tax Return or for other Tax purposes except as required by applicable Tax law. The Purchaser and the Corporation shall, to the extent required for U.S. federal and applicable state and local income Tax purposes, report imputed interest on the CVRs (other than CVRs received in respect of Employee Equity Awards and Non-Employee Awards) pursuant to Section 483 of the Code.

(d) Each of the Corporation (and any applicable Affiliate), the Purchaser, the Purchaser and Rights Agent shall be entitled to deduct and withhold from any cash amounts payable pursuant to this Agreement such amounts as it is required to deduct and withhold by any applicable Tax law. With respect to a holder of an Employee Equity Award, any deduction or withholding may be made, or caused to be made, by the Purchaser through the Purchaser’s, the Corporation’s or its applicable Affiliate’s payroll system. Prior to making any such Tax deductions or withholdings or causing any such Tax deductions or withholdings to be made with respect to any Holder (other than a Holder in such Holder’s capacity as a holder of an Employee Equity Award), the Purchaser shall instruct the Rights Agent to solicit Internal Revenue Service (“IRS”) Form W-9s or W-8s, or any other appropriate forms or information, from Holders within a reasonable amount of time in order to provide a reasonable opportunity for the Holder to timely provide any necessary Tax forms (including an IRS Form W-9 or an applicable IRS Form W-8) in order to avoid or reduce such withholding, and the Milestone Payment Amount may be reasonably delayed in order to gather such necessary Tax forms. The Purchaser, the Corporation, any applicable Affiliate and the Rights Agent may assume all such forms in its possession or provided by any Holder are valid under applicable Tax law until subsequently notified by such Holder. To the extent that amounts are so withheld and remitted to the appropriate Governmental Entity, such amounts so remitted shall be treated for all purposes under this Agreement as having been paid to the Person to whom such amounts would otherwise have been paid. The Purchaser shall deliver (or shall cause the Rights Agent, the Corporation or its applicable Affiliate to deliver) to the Person to whom such amounts would otherwise have been paid an original IRS Form 1099 (or in the case of payments to a holder of an Employee Equity Award, an original IRS Form W-2, if applicable) or other reasonably acceptable evidence of such deduction or withholding.

(e) Any portion of any Milestone Payment Amount that remains undistributed to a Holder 12 months after the date of the Milestone Notice Date shall be delivered by the Rights Agent to the Corporation on demand by the Purchaser, and any Holder shall be entitled to look to the Corporation (subject to abandoned property, escheat and other similar applicable law) only as general creditors thereof with respect to the Milestone Payment Amount payable hereunder, without any interest thereon. None of the Purchaser, the Corporation or the Rights Agent shall be liable to any Holder for any such consideration delivered in respect of a CVR to a public official pursuant to any abandoned property, escheat or other similar applicable law. Any amounts remaining unclaimed by such holders at such time at which such amounts would otherwise escheat to or become property of any Governmental Entity shall become, to the extent permitted by applicable law, the property of the Corporation or its designee, free and clear of all claims or interest of any Person previously entitled thereto.

(f) The Payment Fund shall not be used for any purpose other than the payment of the Milestone Payment Amounts; provided that any interest or income produced by investments with respect to the Payment Fund shall be the property of the Purchaser. The Payment Fund may be invested by the Rights Agent as directed by the Purchaser; provided that such investments shall be (i) in obligations of, or guaranteed by, the United States of America, (ii) in commercial paper obligations rated A-1 or P-1 or better by Moody’s Investors Service, Inc. or Standard & Poor’s Corporation, respectively, (iii) in certificates of deposit, bank repurchase agreements or banker’s acceptances of commercial banks with capital exceeding $1 billion, or (iv) in money market funds having a rating in the highest investment category granted by a recognized credit rating agency at the time of acquisition or a combination of the foregoing, and, in any such case, no such investment shall (A) relieve the Purchaser or the Rights Agent from making the payment required by this Section 2.4 or (B) have maturities that could prevent or delay payments to be made pursuant to this Agreement. To the extent that the Payment Fund diminishes for any reason below the level required to make prompt payment of the aggregate Milestone Payment Amounts, the Purchaser shall promptly replace or restore, or cause to be replaced or restored, the lost portion of such fund so as to ensure that it is, at all times, maintained at a level sufficient to make the Milestone Payment Amounts; provided that in no event shall this sentence require the Purchaser to deliver any funds to the Rights Agent prior to the time specified in Section 2.4(a).

(g) For the avoidance of doubt, the Milestone Payment Amount shall only be paid in respect of the Milestone, if at all, one time under this Agreement and the Milestone Payment Amount shall not become payable unless the Milestone has been achieved on or prior to the Milestone Outside Date.

Section 2.5 No Voting, Dividends or Interest; No Equity or Ownership Interest in the Purchaser.

(a) The CVRs shall not have any voting or dividend rights, and interest shall not accrue on any amounts payable on the CVRs to any Holder.

(b) The CVRs shall not represent any equity or ownership interest in the Purchaser, any constituent company to the Arrangement or any of their respective Affiliates.

Section 2.6 Ability to Abandon CVR. A Holder may at any time, at such Holder’s option, abandon all of such Holder’s remaining rights in a CVR by transferring such CVR to the Purchaser or any of its Affiliates without consideration therefor, which abandonment a Holder may effect by delivery of a written notice of such transfer and abandonment to the Purchaser. Nothing in this Agreement shall prohibit the Purchaser or any of its Affiliates from offering to acquire or acquiring any CVRs for consideration from the Holders, in private transactions or otherwise, in its sole discretion. Any CVRs acquired by the Purchaser or any of its Affiliates shall be automatically deemed extinguished and no longer outstanding, including for purposes of the definition of Acting Holders and ARTICLE 5 and Section 6.3.

ARTICLE 3

THE RIGHTS AGENT

Section 3.1 Certain Duties and Responsibilities.

(a) The Rights Agent shall not have any liability for any actions taken or not taken in connection with this Agreement, except to the extent of its willful or intentional misconduct, bad faith or gross negligence.

(b) Each Holder shall be deemed to have irrevocably appointed, authorized and directed the Rights Agent (including any successor in accordance with this ARTICLE 3) to act as the Rights Agent, and such Holder’s agent, representative, proxy and attorney-in-fact for the purpose of enforcing such Holder’s rights under this Agreement, and exercising, on behalf of all Holders, the rights and powers of the Holders hereunder and thereunder. Without limiting the generality of the foregoing, to the extent directed to by the Acting Holders in writing, the Rights Agent shall have full power and authority, and is hereby directed, for and on behalf of the Holders, to take such action, and to exercise such rights, power and authority, as are authorized, delegated and granted to the Rights Agent hereunder in connection with the transactions contemplated hereby. The Purchaser and its Affiliates shall be entitled to rely solely on the Rights Agent as an authorized representative of the Holders with respect to any such matters concerning the Holders arising hereunder for which the Rights Agent is acting at the written direction of the Acting Holders.

(c) The Rights Agent may, on the written request of the Acting Holders, proceed to and shall be entitled and empowered to protect and enforce the rights of the Holders hereunder by such appropriate judicial proceedings as the Rights Agent shall deem most effectual to protect and enforce any such rights. The Rights Agent may only proceed to and shall be entitled and empowered to protect and enforce the rights herein for the benefit of and on behalf of all Holders to the extent directed to by the Acting Holders in writing; provided that the Rights Agent shall have the right to decline to follow any such direction if the Rights Agent, being advised by counsel in writing, shall determine that the action or proceeding so directed may not lawfully be taken or if the Rights Agent in good faith shall determine that the action or proceedings so directed would involve the Rights Agent in personal liability or if the Rights Agent in good faith shall so determine that the actions or forbearances specified in or pursuant to such direction would be unduly prejudicial to the interests of Holders not joining in the giving of said direction. No individual Holder shall be entitled to protect and enforce its rights or the rights of the Holders other than through the Rights Agent under the direction of the Acting Holders, as provided for in this Section 3.1.

Section 3.2 Certain Rights of Rights Agent. The Rights Agent undertakes to perform such duties and only such duties as are specifically set forth in this Agreement, and no implied covenants or obligations shall be read into this Agreement against the Rights Agent. In addition:

(a) the Rights Agent may rely and shall be protected and held harmless by the Purchaser in acting or refraining from acting on any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order or other paper or document reasonably believed by the Rights Agent to be genuine and to have been signed or presented by the proper party or parties;

(b) whenever the Rights Agent shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Rights Agent may rely on an Officer’s Certificate, which shall constitute full authorization and protection to the Rights Agent, and the Rights Agent shall, in the absence of bad faith, gross negligence or willful or intentional misconduct on its part, incur no liability and be held harmless by the Purchaser for or in respect of any action taken, suffered or omitted to be taken by the Rights Agent under the provisions of this Agreement in reliance on such Officer’s Certificate;

(c) the Rights Agent may engage and consult with counsel of its selection and the written advice of such counsel or any written opinion of such counsel shall be full and complete authorization and protection to the Rights Agent and the Rights Agent shall be held harmless by the Purchaser in respect of any action taken, suffered or omitted by the Rights Agent hereunder in good faith and in reliance thereon and that does not constitute gross negligence or willful or intentional misconduct;

(d) the permissive rights of the Rights Agent to do things enumerated in this Agreement shall not be construed as a duty;

(e) the Rights Agent shall not be required to give any note or surety in respect of the execution of such powers or otherwise in respect of the premises;

(f) the Rights Agent shall not be liable for or by reason of, and shall be held harmless by the Purchaser with respect to, any of the statements of fact or recitals contained in this Agreement or be required to verify the same, but all such statements and recitals are and shall be deemed to have been made by the Purchaser only;

(g) the Rights Agent shall have no liability and shall be held harmless by the Purchaser in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution and delivery hereof by the Rights Agent and the enforceability of this Agreement against the Rights Agent, assuming the due execution and delivery hereof by the Purchaser); nor shall the Rights Agent be responsible for any breach by the Purchaser of any covenant or condition contained in this Agreement;

(h) The Purchaser shall indemnify Rights Agent for, and hold Rights Agent harmless against, any loss, claims, demands, suits, liability or expense arising out of or in connection with the Rights Agent’s duties under this Agreement, including the reasonable and documented out-of-pocket costs and expenses of defending the Rights Agent against any claims, charges, demands, suits or loss, unless such loss has been determined by a court of competent jurisdiction to be a result of Rights Agent’s gross negligence, bad faith or willful or intentional misconduct;

(i) The Purchaser shall (i) pay the reasonable and documented out-of-pocket fees and expenses of the Rights Agent in connection with this Agreement as set forth on Exhibit A attached hereto and (ii) reimburse the Rights Agent for all Taxes and governmental charges, reasonable and documented out-of-pocket expenses incurred by the Rights Agent in the execution of this Agreement (other than Taxes imposed on or measured by the Rights Agent’s net income and franchise or similar Taxes imposed on it in lieu of net income Taxes), and for all necessary and documented out-of-pocket expenses paid or incurred by it in connection with the administration by the Rights Agent of its duties hereunder;

(j) no provision of this Agreement shall require the Rights Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of its rights if there shall be reasonable grounds for believing that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to the Rights Agent; and

(k) no Holder shall be obligated to indemnify the Rights Agent for, or hold the Rights Agent harmless against, any loss, liability, claim, demand, suit or expense arising out of or in connection with the Rights Agent’s duties under this Agreement or to pay or reimburse the Rights Agent for any fees, costs or expenses incurred by the Rights Agent in connection with this Agreement or the administration of its duties hereunder, and the Rights Agent shall not be entitled to deduct any amount from any Milestone Payment Amount in any circumstance except as provided in Section 2.4(d).

Section 3.3 Resignation and Removal; Appointment of Successor.

(a) The Rights Agent may resign at any time by giving written notice thereof to the Purchaser specifying a date when such resignation shall take effect, which notice shall be sent at least 60 days prior to the date so specified but in no event shall such resignation become effective until a successor Rights Agent has been appointed. The Purchaser has the right to remove the Rights Agent at any time by specifying a date when such removal shall take effect but no such removal shall become effective until a successor Rights Agent has been appointed. Notice of such removal shall be given by the Purchaser to Rights Agent, which notice shall be sent at least 60 days prior to the date so specified.

(b) If the Rights Agent provides notice of its intent to resign, is removed pursuant to Section 3.3(a) or becomes incapable of acting, the Purchaser shall as soon as is reasonably practicable appoint a qualified successor Rights Agent who, unless otherwise consented to in writing by the Acting Holders, shall be a stock transfer agent of national reputation or the corporate trust department of a commercial bank. The successor Rights Agent so appointed shall, forthwith on its acceptance of such appointment in accordance with Section 3.4, become the successor Rights Agent.

(c) The Purchaser shall deliver or cause to be delivered a notice of each resignation and each removal of a Rights Agent and each appointment of a successor Rights Agent by mailing written notice of such event by first-class mail to the Holders as their names and addresses appear in the CVR Register. Each notice shall include the name and address of the successor Rights Agent. If the Purchaser fails to deliver or cause to be delivered such notice within ten days after acceptance of appointment by a successor Rights Agent in accordance with Section 3.4, the successor Rights Agent shall cause the notice to be delivered at the expense of the Purchaser.

(d) The Rights Agent shall cooperate with the Purchaser and any successor Rights Agent as reasonably requested in connection with the transition of the duties and responsibilities of the Rights Agent to the successor Rights Agent, including transferring the CVR Register to the successor Rights Agent.

Section 3.4 Acceptance of Appointment by Successor. Every successor Rights Agent appointed pursuant to Section 3.3(b) shall execute, acknowledge and deliver to the Purchaser and to the retiring Rights Agent an instrument accepting such appointment and a counterpart of this Agreement, and thereupon such successor Rights Agent, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Rights Agent hereunder. At the request of the Purchaser or the successor Rights Agent, the retiring Rights Agent shall execute and deliver an instrument transferring to the successor Rights Agent all the rights, powers and trusts of the retiring Rights Agent hereunder.

ARTICLE 4

COVENANTS

Section 4.1 List of Holders. The Purchaser shall furnish or cause to be furnished to the Rights Agent, within 30 Business Days after the Effective Time, (a) the names and addresses of the Holders who held any Shares or Warrants as of immediately prior to the Effective Time, in such form as the Purchaser receives from the Corporation’s transfer agent (or other agent performing similar services for the Corporation with respect to the Shares) and (b) in the case of Options and RSUs not held on the Corporation’s transfer agent’s books and records, the name and address of the Holders who held any Options or RSUs as of the immediately prior to the Effective Time as set forth in the books and records of the Corporation at the Effective Time.

Section 4.2 Books and Records. The Purchaser shall, shall cause its Affiliates to, and shall direct the other Payment Obligors to, keep records in sufficient detail to enable the Rights Agent to determine the amounts payable hereunder and whether Milestone Payment Amounts become payable hereunder.

Section 4.3 Additional Covenants.

(a) From the Effective Time until the earlier of (i) the Milestone Outside Date and (ii) the achievement of the Milestone (such period the “Milestone Efforts Period”), Parent shall, and shall cause each subsidiary (including the Purchaser and the Corporation) and Affiliate and shall obligate any other applicable Payment Obligor, to, act in good faith and use Commercially Reasonable Efforts to achieve the Milestone.

(b) In the event that Parent or the Purchaser desires to consummate a Change of Control during the Milestone Efforts Period, Parent or the Purchaser, as applicable, shall cause the Person acquiring or succeeding to Parent or the Purchaser, as applicable, in connection with such Change of Control, to assume Parent’s and the Purchaser’s obligations, duties and covenants under this Agreement effective as of the consummation of such Change of Control. Prior to the consummation of any Change of Control, Parent and the Purchaser, as applicable, shall deliver to the Rights Agent an Officer’s Certificate, stating that such Change of Control complies with this Section 4.3(b) and that all conditions precedent herein relating to such transaction have been complied with.

(c) (i) Subject to Section 4.3(b), during the Milestone Efforts Period, each of Parent and the Purchaser shall not, and shall cause its Affiliates (including the Corporation) not to, sell, assign, transfer or exclusively license all or substantially all of the rights, to research, develop, manufacture, commercialize and otherwise exploit the Product to a third party if the Milestone Payment Amounts remain unpaid unless, as a condition to such sale, assignment, transfer or exclusive license, (A) such third party expressly and unconditionally assumes, by an assumption agreement, executed and delivered to the Rights Agent, in form attached as Exhibit B (with any such changes as Parent, the Purchaser, the Corporation and the Rights Agent may mutually agree), all obligations of Parent and the Purchaser, including any payment obligations, set forth in this Agreement with respect to the Milestone, including the obligation to pay such unpaid Milestone Payment Amounts if and when due hereunder and the obligations of Parent and the Purchaser pursuant to Section 4.3(a) with respect to the Milestone, subject to and in accordance with the terms hereunder and (B) if such third party is not a Qualified Pharmaceutical Company, Parent and the Purchaser shall remain liable to the extent such third party does not perform such obligations; (ii) Parent and the Purchaser may assign any or all such rights or obligations to an Affiliate without executing an assumption agreement; provided that, if such Affiliate is not a Qualified Pharmaceutical Company, Parent and the Purchaser shall remain liable to the extent such Affiliate does not perform such obligations; and (iii) Parent and the Purchaser shall provide the Rights Agent and the Holders (or cause the Rights Agent to provide to the Holders) prompt written notice of any such sale, assignment, transfer or exclusive license (provided that, written notice shall not be required in the event of any such sale, assignment, transfer or exclusive license to an Affiliate of Parent) and shall provide the Rights Agent with a duly executed copy of the assumption agreement executed by the applicable third party.

ARTICLE 5

AMENDMENTS

Section 5.1 Amendments without Consent of Holders.

(a) Without the consent of any Holders or the Rights Agent, Parent and the Purchaser, at any time and from time to time, may enter into one or more amendments hereto, for any of the following purposes:

(i) to evidence the succession of another Person to the Purchaser and the assumption by any such successor of the covenants of the Purchaser herein as provided in Section 6.3;

(ii) to add to the covenants of Parent or the Purchaser, as applicable, such further covenants, restrictions, conditions or provisions as the Purchaser and the Rights Agent shall consider to be for the protection or benefit of the Holders; provided that, in each case, such provisions do not adversely affect the interests of the Holders;

(iii) to cure any ambiguity, to correct or supplement any provision herein that may be defective or inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Agreement; provided that, in each case, such provisions do not adversely affect the interests of the Holders;

(iv) as may be necessary or appropriate to ensure that the CVRs are not subject to registration under the Securities Act, the Exchange Act or any securities or “blue sky” laws of any state or other jurisdiction;

(v) to evidence the succession of another Person as a successor Rights Agent and the assumption by any such successor of the covenants and obligations of the Rights Agent herein in accordance with Section 3.3 or Section 3.4; or

(vi) any other amendments hereto for the purpose of adding, eliminating or changing any provisions of this Agreement, unless such addition, elimination or change is adverse to the interests of the Holders.

(b) Without the consent of any Holders, Parent, the Purchaser and the Rights Agent, at any time and from time to time, may enter into one or more amendments hereto, to reduce the number of CVRs in the event any Holder agrees to renounce such Holder’s rights under this Agreement in accordance with Section 6.4 or transfer of CVRs to the Purchaser pursuant to Section 2.6.

(c) Promptly after the execution and delivery by Parent, the Purchaser and the Rights Agent of any amendment pursuant to the provisions of this Section 5.1, the Purchaser shall mail (or cause the Rights Agent to mail) a notice thereof by first class mail to the Holders at their addresses as they appear on the CVR Register, setting forth such amendment.

Section 5.2 Amendments with Consent of Holders.

(a) Subject to Section 5.1 (which amendments pursuant to Section 5.1 may be made without the consent of the Holders), with the consent of the Acting Holders, whether evidenced in writing or taken at a meeting of the Holders, Parent, the Purchaser and the Rights Agent may enter into one or more amendments hereto for the purpose of adding, eliminating or changing any provisions of this Agreement, even if such addition, elimination or change is adverse to the interest of the Holders.

(b) Promptly after the execution and delivery by Parent, the Purchaser and the Rights Agent of any amendment pursuant to the provisions of this Section 5.2, the Purchaser shall mail (or cause the Rights Agent to mail) a notice thereof by first class mail to the Holders at their addresses as they appear on the CVR Register, setting forth such amendment.

Section 5.3 Execution of Amendments. In executing any amendment permitted by this ARTICLE 5, the Rights Agent shall be entitled to receive, and shall be fully protected in relying on, an opinion of counsel selected by Parent stating that the execution of such amendment is authorized or permitted by this Agreement. The Rights Agent may, but is not obligated to, enter into any such amendment that affects the Rights Agent’s own rights, privileges, covenants or duties under this Agreement or otherwise.

Section 5.4 Effect of Amendments. On the execution of any amendment under this ARTICLE 5, this Agreement shall be modified in accordance therewith, such amendment shall form a part of this Agreement for all purposes and every Holder shall be bound thereby.

ARTICLE 6

OTHER PROVISIONS OF GENERAL APPLICATION

Section 6.1 Notices to Rights Agent and the Purchaser.

(a) Any notice or other communication given regarding the matters contemplated by this Agreement must be in writing, sent by personal delivery, courier or electronic mail (provided that no “bounce back” or similar message indicating non-delivery is received with respect thereto) and addressed:

(i)  if to the Rights Agent, to it at:

[Name of Rights Agent]

[address]

[address]

Attention: [name]

Email: [e-mail]

with a copy (which shall not constitute notice) to:

Goodwin Procter LLP

100 Northern Avenue

Boston, MA 02210

Attention: Mitchell Bloom; Stuart Cable; Blake Liggio; Amanda Gill

Email:    mbloom@goodwinlaw.com;

scable@goodwinlaw.com;

bliggio@goodwinlaw.com;

agill@goodwinlaw.com

(ii)  if to Parent or the Purchaser, to it at:

AstraZeneca AB

151 85 Södertälje, Sweden

Attention: SVP Business Development

E-mail: [***]

with a copy (which shall not constitute notice) to:

Attention: Deputy General Counsel – Corporate Legal

E-mail: [***]

with a copy (which shall not constitute notice) to:

Freshfields Bruckhaus Deringer US LLP

3 World Trade Center

175 Greenwich Street

New York, NY 100007

Attention: Sebastian L. Fain; Vinita Kailasanath; Oliver J. Board

E-mail:   sebastian.fain@freshfields.com;

vinita.kailasanath@freshfields.com;

oliver.board@freshfields.com

(b) Any notice or other communication is deemed to be given and received if sent by personal delivery, same day courier or electronic mail, on the date of delivery if it is a Business Day and the delivery was made prior to 5:00 p.m. (local time in place of receipt) and otherwise on the next Business Day. A Party may change its address for service from time to time by providing a notice in accordance with the foregoing. Any subsequent notice or other communication must be sent to the Party at its changed address. Any element of a Party’s address that is not specifically changed in a notice will be assumed not to be changed. Sending a copy of a notice or other communication to a Party’s outside legal counsel as contemplated above is for information purposes only and does not constitute delivery of the notice or other communication to that Party. The failure to send a copy of a notice or other communication to outside legal counsel does not invalidate delivery of that notice or other communication to a Party.

Section 6.2 Notice to Holders. Where this Agreement provides for notice to Holders, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at the Holder’s address as it appears in the CVR Register, not later than the latest date, and not earlier than the earliest date, if any, prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders.

Section 6.3 Successors and Assigns. Parent and the Purchaser may assign any or all of its rights, interests and obligations hereunder to (a) in its sole discretion and without the consent of any other party, subject to Section 4.3(c)(ii), any Affiliate of Parent, but only for so long as it remains an Affiliate of Parent, or (b) with the prior written consent of the Acting Holders, any other Person (provided that no such consent shall be required in connection with this Section 6.3(b) for assignments complying with Section 4.3(c)) (any permitted assignee under clause (a) or (b), an “Assignee”), in each case, provided that the Assignee agrees in a writing reasonably acceptable to the Rights Agent that is delivered to the Rights Agent to assume and be bound by all of the terms of this Agreement. Any Assignee may thereafter assign any or all of its rights, interests and obligations hereunder in the same manner as Parent and the Purchaser pursuant to the prior sentence. Solely in connection with any assignment to an Assignee described in clause (a) above in this Section 6.3, Parent and the Purchaser (or the other applicable assignor) shall agree to remain liable for the performance by each Assignee (and such other assignor, if applicable) of all obligations of Parent and the Purchaser hereunder, with such Assignee substituted for Parent and the Purchaser under this Agreement. This Agreement shall be binding on, and shall be enforceable by and inure solely to the benefit of, Parent’s and the Purchaser’s successors and each Assignee. Each of Parent’s and the Purchaser’s successors and Assignees shall expressly assume by an instrument supplemental hereto, executed and delivered to the Rights Agent, the due and punctual payment of all Milestone Payment Amounts and the due and punctual performance and observance of all of the covenants and obligations of this Agreement to be performed or observed by Parent or the Purchaser. The Rights Agent may not assign this Agreement without Parent’s and the Purchaser’s prior written consent. Any attempted assignment of this Agreement or any such rights in violation of this Section 6.3 shall be void and of no effect.

Section 6.4 Benefits of Agreement. Nothing in this Agreement, express or implied, is intended to or shall confer on any Person (other than the Rights Agent, Parent, the Purchaser, the respective successors and Assignees of Parent and the Purchaser, the Holders and the Holders’ successors and assigns pursuant to a Permitted Transfer) any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement. The rights of Holders and their successors and assigns pursuant to Permitted Transfers are limited to those expressly provided in this Agreement and the Arrangement Agreement. Notwithstanding anything to the contrary contained herein, any Holder or Holder’s successor or assign pursuant to a Permitted Transfer may agree to renounce, in whole or in part, its rights under this Agreement by written notice to the Rights Agent, Parent and the Purchaser, which notice, if given, shall be irrevocable. Except for the rights of the Rights Agent expressly set forth herein, the Acting Holders shall have the sole right, on behalf of all Holders, by virtue of or under any provision of this Agreement, to institute any action or proceeding with respect to this Agreement, and no individual Holder or other group of Holders shall be entitled to exercise such rights. Reasonable expenditures incurred by such Acting Holders in connection with any enforcement action hereunder may be deducted from any damages or settlement obtained prior to the distribution of any remainder to Holders generally. The Acting Holders acting pursuant to this Section 6.4 on behalf of all Holders shall have no liability to any other Holders for such actions.

Section 6.5 Applicable Laws; Jurisdiction.

(a) This Agreement and the CVRs shall be interpreted, construed and governed by and in accordance with the laws of the State of Delaware without regard to the conflicts of law principles thereof that would subject such matter to the laws of another jurisdiction. Each of the parties hereto irrevocably and unconditionally agrees that any legal action or proceeding with respect to this Agreement, the CVRs and the rights and obligations arising hereunder, or for recognition and enforcement of any judgment in respect of this Agreement, the CVRs and the rights and obligations arising hereunder brought by the another party or its successors or assigns, shall be brought and determined exclusively in the Delaware Court of Chancery and any state appellate court therefrom within the State of Delaware (or, solely if the Delaware Court of Chancery declines to accept jurisdiction over a particular matter, any state or federal court within the State of Delaware). Each of the parties hereto hereby irrevocably and unconditionally submits with regard to any such action or proceeding for itself and in respect of its property to the personal jurisdiction of the aforesaid courts and agrees that it shall not bring any action relating to this Agreement or the CVRs in any court other than the aforesaid courts. Each of the parties hereto hereby irrevocably waives, and agrees not to assert, by way of motion, as a defense, counterclaim or otherwise, in any action or proceeding with respect to this Agreement or the CVRs, (i) any claim that it is not personally subject to the jurisdiction of the above named courts, (ii) any claim that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) and (iii) to the fullest extent permitted by applicable law, any claim that (i) the suit, action or proceeding in such court is brought in an inconvenient forum, (ii) the venue of such suit, action or proceeding is improper or (iii) this Agreement, or the subject matter hereof, may not be enforced in or by such courts. To the fullest extent permitted by applicable law, each of the parties hereto hereby consents to the service of process in accordance with Section 6.1 and Section 6.2; provided that nothing herein shall affect the right of any party to serve legal process in any other manner permitted by applicable law.

(b) EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER OR RELATING TO THIS AGREEMENT OR THE CVRS IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE CVRS OR THE OTHER TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (II) EACH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (III) EACH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (IV) EACH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 6.5(B).

Section 6.6 Severability. If any provision of this Agreement is determined to be illegal, invalid or unenforceable by an arbitrator or any court of competent jurisdiction, that provision will be severed from this Agreement and the remaining provisions shall remain in full force and effect. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the fullest extent possible.

Section 6.7 Entire Agreement; Counterparts. This Agreement, the Arrangement Agreement, including the Schedules thereto, together with the Corporation Disclosure Letter, and the Confidentiality Agreement constitute the entire agreement between the Parties with respect to the transactions contemplated by this Agreement and supersedes all prior agreements, understandings, negotiations and discussions, whether oral or written, of the Parties. There are no representations, warranties, covenants, conditions or other agreements, express or implied, collateral, statutory or otherwise, between the Parties in connection with the subject matter of this Agreement, except as specifically set forth in this Agreement. The Parties have not relied and are not relying on any other information, discussions or understanding in entering into and completing the transactions contemplated by this Agreement. This Agreement may be executed in any number of counterparts (including counterparts by executed electronic copy) and all such counterparts taken together shall be deemed to constitute one and the same instrument. The Parties agree that electronic signatures will have the same legal effect as original signatures and that the Parties shall be entitled to rely upon delivery of an executed electronic copy of this Agreement, and such executed electronic copy shall be legally effective to create a valid and binding agreement between the Parties, and that an electronic, scanned, or duplicate copy of any signatures will be deemed an original and may be used as evidence of execution.

Section 6.8 Termination. This Agreement shall be terminated and be of no force or effect, the parties hereto shall have no liability hereunder (other than with respect to monies due and owing by the Purchaser to Rights Agent), and no payments shall be required to be made, on the earlier to occur of (a) the mailing by the Rights Agent to the address of each Holder as reflected in the CVR Register (or payment by wire transfer, as applicable) the full amount of all Milestone Payment Amounts required to be paid under the terms of this Agreement, (b) the delivery of a written notice of termination duly executed by Parent and the Purchaser and the Acting Holders and (c) if the Milestone has not been achieved on or prior to the Milestone Outside Date, one day following the Milestone Outside Date; provided that this Section 6.8 and Section 6.10 shall each survive the termination of this Agreement and shall remain in full force and effect in accordance with their respective terms. Notwithstanding anything in this Agreement to the contrary, no termination of this Agreement shall relieve any party hereto of any liability for any breach of this Agreement occurring prior to such termination.

Section 6.9 Payments on Next Business Day. In the event that any payment in respect of the CVRs shall be required to be made hereunder shall not be a Business Day, then, notwithstanding anything in this Agreement to the contrary, any payment required to be made in respect of the CVRs on such date need not be made on such date, but may be made on the next Business Day thereafter with the same force and effect as if made on the applicable required date.

Section 6.10 Confidentiality. The Rights Agent agrees that all books, records, information and data pertaining to the business of the Purchaser or its Affiliates, including inter alia, personal, non-public Holder information, which are exchanged or received pursuant to the negotiation or the carrying out of this Agreement shall not be used by the Rights Agent for any purpose other than carrying out its duties under this Agreement and shall not be voluntarily disclosed by the Rights Agent to any other Person, including any Holder, except as may be required by a valid order of any Governmental Entity of competent jurisdiction or is otherwise required by applicable law, the rules and regulations of the Securities and Exchange Commission or any stock exchange on which the securities of the Rights Agent are listed, or pursuant to subpoenas from state or federal Governmental Entity (subject to (a) the Rights Agent notifying, to the extent practicable, Parent and the Purchaser of such potential disclosure reasonably in advance of such disclosure (other than disclosure by Rights Agent for stockholder records pursuant to standard subpoenas from state or federal government authorities (e.g., divorce and criminal actions)), (b) cooperating with Parent and the Purchaser, at Parent’s expense, in any effort to restrict disclosure of such books, records, information or data and (c) the Rights Agent only disclosing such books, records, information or data that is required to be so disclosed by such valid order, such applicable law, rule or regulation of the Securities and Exchange Commission, any Canadian securities regulatory authority or any stock exchange on which the securities of the Rights Agent are listed or such subpoena).

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IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed as of the day and year first above written.

15863210 CANADA INC.

By:
Name:
Title:

ASTRAZENECA AB

By:
Name:
Title:

[RIGHTS AGENT]

By:
Name:
Title:

Signature Page to Contingent Value Rights Agreement

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first written above.

UNDERSIGNED

[UNDERSIGNED]

By:
Name:
Title:

PURCHASER

[PURCHASER]

By:
Name:
Title:

PARENT

[PARENT]

By:
Name:
Title:

Exhibit 3.1

AMENDMENT NO. 1 TO THE GENERAL

BY-LAWS OF FUSION PHARMACEUTICALS INC.

(the “Corporation”)

WHEREAS, the board of directors (the “Board”) of the Corporation has determined that it is advisable and in the best interests of the Corporation to amend the General By-laws of the Corporation (the “Bylaws”) to change the sole and exclusive forum for resolving any complaint filed in the United States asserting a cause of action arising under the Securities Act of 1933, as amended, from the United States District Court for the District of Massachusetts to the United States District Court for the District of Delaware.

NOW THEREFORE, the Bylaws of the Company is hereby amended as follows:

1.	Section 10.8 of the Bylaws is hereby amended and restated as follows:

“10.8 Applicable Forum

Unless the Corporation consents in writing to the selection of an alternative forum, the courts of the Province of Ontario and the appellate courts therefrom shall, to the fullest extent permitted by law, be the sole and exclusive forum for: (a) any derivative action or proceeding brought on behalf of the Corporation; (b) any action or proceeding asserting a claim of breach of fiduciary duty owed by any director, officer or other employee of the Corporation to the Corporation; (c) any action or proceeding asserting a claim arising out of any provision of the Act or the articles or the by-laws of the Corporation (as either may be amended from time to time); or (d) any action or proceeding asserting a claim or otherwise related to the affairs of the Corporation. Unless the Corporation consents in writing to the selection of an alternative forum, and without limiting the generality of the foregoing sentence, the United States District Court for the District of Delaware shall be the sole and exclusive forum for resolving any complaint filed in the United States asserting a cause of action arising under the Securities Act of 1933, as amended. If any action or proceeding the subject matter of which is within the scope of the preceding sentence is filed other than with the designated court (a “Foreign Action”) in the name of any securityholder, such securityholder shall be deemed to have consented to (x) the personal jurisdiction of the court in connection with any action or proceeding brought in in any such court to enforce the preceding sentence, and (y) having service of process made upon such securityholder in any such action or proceeding by service upon such securityholder’s counsel in the Foreign Action as agent for such securityholder. Any person or entity purchasing or otherwise acquiring any interest in common shares in the capital of the Corporation shall be deemed to have notice of and consented to the provisions of this Section 10.8.”

This Amendment No. 1 to the Bylaws has been approved by the Board by resolutions adopted at the special meeting of the Board on March 18, 2024.

Attest:

/s/ Maria D. Stahl
Name: Maria D. Stahl
Title: Chief Legal Officer

Exhibit 10.1

AMENDMENT TO EMPLOYMENT AGREEMENT

This Amendment (the “Amendment”) to that certain Employment Agreement, dated as of December 18, 2023 (“Agreement”) is made between Fusion Pharmaceuticals Inc. (the “Company”), and Eric Burak (the “Executive”) and is effective as of March 18, 2024 (the “Effective Date”).

WHEREAS, the Company and the Executive entered into the Agreement and now wish to correct a scrivener’s error with respect to the severance benefits.

NOW, THEREFORE, in consideration for payment of $10.00 CAD and the promises set forth below, the parties confirm and amend certain terms and conditions of the Agreement as follows:

1.	Section 3(c)(ii) of the Agreement is hereby deleted in its entirety and replaced with the following:

“(ii) If the Date of Termination is within twelve (12) months after the occurrence of the first event constituting a Change in Control (such period, the “Change in Control Period”), the Company shall pay the Executive twelve (12) months of the Executive’s Base Salary (or the Executive’s Base Salary in effect immediately prior to the Change in Control, if higher) in lieu of notice and severance (if applicable) in the most tax effective manner, accrued vacation pay up to and including the minimum statutory notice period, any Bonus entitlement for the preceding year (if not yet paid), Bonus calculated at target for the then-current year, and continue to pay premiums and continue all benefits coverage in accordance with the terms of the plans until the earlier of (i) twelve (12) months from the Date of Termination, or (ii) the date that the Executive replaces such coverage by securing alternate employment. The Company confirms that all benefits and premium payments will be continued at least for the minimum period required by the ESA, regardless of when the Executive finds alternate employment. In addition, notwithstanding anything to the contrary in the Equity Documents, all stock options and other stock-based awards held by the Executive (the “Equity Awards”) shall immediately accelerate and become fully exercisable or nonforfeitable as of the later of (i) the Date of Termination or (ii) the effective date of the Separation Agreement and Release (the “Accelerated Vesting Date”); provided that any termination or forfeiture of the unvested portion of such Equity Awards that would otherwise occur on the Date of Termination in the absence of this Agreement will be delayed until the effective date of the Separation Agreement and Release and will only occur if the vesting pursuant to this subsection does not occur due to the absence of the Separation Agreement and Release becoming fully effective within the time period set forth therein. Notwithstanding the foregoing, no additional vesting of the Equity Awards shall occur during the period between the Executive’s Date of Termination and the Accelerated Vesting Date.”

2.	The parties acknowledge and agree that all other terms and conditions of the Agreement remain in full force and effect and will remain as such except as may be expressly altered by this Amendment.

IN WITNESS WHEREOF, the parties have executed this Agreement effective on the Effective Date.

FUSION PHARMACEUTICALS, INC.

By:	/s/ Maria D. Stahl
Its:	Chief Legal Officer

EXECUTIVE

/s/ Eric Burak
Eric Burak

Exhibit 99.1

CONFIDENTIAL

Agreed Form

VOTING AND SUPPORT AGREEMENT

THIS VOTING AND SUPPORT AGREEMENT (this “Agreement”) is made and entered into as of March 18, 2024, by and between AstraZeneca AB, a public company with limited liability (Aktiebolag), incorporated under the laws of Sweden (“Parent”), and the undersigned holder (the “Shareholder”) of common shares of Fusion Pharmaceuticals Inc., a corporation existing under the Canada Business Corporations Act (the “Corporation”). Capitalized terms used herein and not defined shall have the meanings ascribed to them in the Arrangement Agreement, dated as of March 18, 2024, by and among Parent, 15863210 Canada Inc., a corporation formed under the federal laws of Canada and a wholly owned subsidiary of Parent (“Purchaser”), and the Corporation (as such agreement may be subsequently amended or modified, the “Arrangement Agreement”). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Arrangement Agreement.

WHEREAS, Parent, Purchaser and the Corporation have entered into the Arrangement Agreement, providing for, among other things, an arrangement under Section 192 of the Canada Business Corporations Act, whereby, and pursuant to the terms of the Arrangement Agreement, each outstanding common share in the capital of the Corporation (the “Corporation Shares”) shall be transferred to Purchaser (the “Plan of Arrangement”);

WHEREAS, the Shareholder beneficially owns (as defined in Rule 13d-3 under the Exchange Act), as of the date of this Agreement, the number of Corporation Shares, and holds other rights to acquire beneficial ownership (as defined in Rule 13d-3 under the Exchange Act) of the number of Corporation Shares indicated opposite the Shareholder’s name on Schedule 1 attached hereto; and

WHEREAS, as a condition and material inducement to the willingness of Parent and Purchaser to enter into the Arrangement Agreement, Parent has required that the Shareholder, and the Shareholder has agreed to, enter into and perform this Agreement and vote the Shareholder’s Corporation Shares and any New Shares (as defined below in Section 3) (collectively, the “Subject Shares”) in accordance with the terms of this Agreement.

NOW, THEREFORE, in consideration of the foregoing and of the representations, warranties, covenants and agreements set forth herein and in the Arrangement Agreement, and intending to be legally bound hereby, the Shareholder and Parent agree as follows:

Section 1 Agreement to Vote the Subject Shares. The Shareholder hereby irrevocably and unconditionally agrees that, during the period commencing on (and including) the date of this Agreement and ending on (and including) the Expiration Date (as defined below) (the “Support Period”), at any meeting of the shareholders of the Corporation however called or any adjournment or postponement thereof, or in any other circumstance or action proposed to be taken in which the vote or other approval of the shareholders of the Corporation is sought, with respect to the Arrangement Agreement, the Arrangement, the Plan of Arrangement or any Acquisition Proposal, the Shareholder shall:

(a) if a meeting is held, appear (in person or by proxy) at such meeting or otherwise cause all of the Subject Shares to be counted as present at such meeting for purposes of calculating a quorum;

(b) vote (or cause to be voted) all of the Shareholder’s Subject Shares (to the extent such Subject Shares have voting rights): (i) in favor of the approval, consent, ratification, and adoption of the Arrangement Resolution, (ii) in favor of any other matter that would be reasonably expected to facilitate the consummation of the Arrangement, including any proposal to adjourn or postpone a meeting of the shareholders of the Corporation to a later date if there are not sufficient votes at the time of the meeting to approve the Arrangement Resolution; (iii) against any action, proposal, transaction or agreement (including any amendment, waiver, release from or non-enforcement of any agreement) that would reasonably be expected to (A) result in any of the conditions to the Arrangement under the Arrangement Agreement not being fulfilled before the Outside Date or (B) result in a breach of any representation, warranty, covenant, agreement or other obligation of such Shareholder under this Agreement or the Corporation under the Arrangement Agreement; (iv) against any Acquisition Proposal or any action, agreement, transaction or other matter that is intended to (to the actual knowledge of the Shareholder), or would reasonably be expected to, impede, interfere with, delay, postpone, prevent, discourage or materially and adversely affect the consummation of the Arrangement or the other transactions contemplated by the Arrangement Agreement; and (v) against any change in or to the Board that is not recommended or approved by the Board, or any change in or to the present capitalization, corporate structure or Articles of Incorporation of the Corporation that is not consented to by Parent. During the Support Period, the Shareholder shall not propose, take, commit or agree to take any action inconsistent with the foregoing in this Section 1. The Shareholder shall retain at all times the right to vote all of the Subject Shares in the Shareholder’s sole discretion, and without any other limitation, on any matters other than those set forth in this Section 1 that are at any time or from time to time presented for consideration to the Corporation’s shareholders generally; and

(c) without limiting the obligations in Section 1(b), no later than ten Business Days prior to the date of the Meeting: (i) with respect to all Subject Shares that have voting rights and that are registered in the name of the Shareholder, deliver or cause to be delivered, in accordance with the instructions set out in the Circular, a duly executed proxy or proxies directing the holder of such proxy or proxies to vote in favor of the Arrangement Resolution; and (ii) with respect to all Subject Shares that have voting rights and are beneficially owned by the Shareholder but not registered in the name of the Shareholder, deliver a duly executed voting instruction form to the intermediary through which the Shareholder holds its beneficial interest in the Subject Shares instructing that the Subject Shares be voted at the Meeting in favor of the Arrangement Resolution. Such proxy or proxies shall name those individuals as may be designated by the Corporation in the Circular and such proxy or proxies or voting instructions shall not be revoked, withdrawn or modified without the prior written consent of the Parent.

Section 2 Expiration Date. As used in this Agreement, the term “Expiration Date” shall mean the earliest to occur of (a) the Effective Time, (b) such date and time as the Arrangement Agreement shall be validly terminated pursuant to Article 7 thereof, (c) the mutual written agreement of the parties to terminate this Agreement, or (d) any material modification or amendment of the Arrangement Agreement (including any exhibits, annexes or schedules thereto, or any agreement contemplated thereby, including the CVR Agreement), without the prior written consent of the Shareholder, that, in each case, (i) results in a decrease in the amount or changes the form of consideration (including any change in the allocation of the form of consideration) payable to the Shareholder pursuant to the terms of the Arrangement Agreement (including any exhibits or schedules thereto, such as the CVR Agreement) as in effect on the date hereof (other than a change in form from CVRs to cash where the price payable in cash is not less than the Milestone Payment (as defined in the CVR Agreement)) or (ii) is otherwise adverse in any material respect to the Shareholder.

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Section 3 Additional Purchases. The Shareholder agrees that any Corporation Shares or other share capital of the Corporation that the Shareholder purchases or with respect to which the Shareholder otherwise acquires beneficial ownership (as defined in Rule 13d-3 under the Exchange Act) during the Support Period, including by the exercise of an Option or the settlement of a Restricted Stock Unit (collectively, the “New Shares”) shall be subject to the terms and conditions of this Agreement to the same extent as if they constituted Subject Shares as of the date hereof, and the representations and warranties in Section 5 shall be true and correct as of the date that beneficial ownership (as defined in Rule 13d-3 under the Exchange Act) of such New Shares is first acquired. The Shareholder agrees to notify the Purchaser of each acquisition by it of New Shares. Notwithstanding anything in this Agreement to the contrary, nothing herein shall require the Shareholder to exercise any Employee Equity Award (as defined in the CVR Agreement) or require the Shareholder to purchase any Corporation Shares, and nothing herein shall prohibit the Shareholder from exercising any Employee Equity Award held by the Shareholder.

Section 4 Agreement to Retain the Subject Shares and Other Covenants.

(a) During the Support Period, the Shareholder shall not Transfer (as defined below in Section 4(c)) (or agree to Transfer or cause or permit the Transfer of) any of the Subject Shares.

(b) Section 4(a) above shall not prohibit or otherwise restrict a Transfer of Subject Shares by the Shareholder: (i) by using already-owned Subject Shares (or effecting a “net exercise” of an Option or a “net settlement” of a Restricted Stock Unit) either to pay the exercise price upon the exercise of an Option or to satisfy the Shareholder’s tax withholding obligation upon the exercise of an Option or settlement of a Restricted Stock Unit, in each case as permitted pursuant to the terms of any of the Employee Plans, (ii) transferring all or a portion of the Subject Shares to any affiliate, partner, member or equityholder of the Shareholder or by operation of law or (x) if the Shareholder is an investment fund, to any other investment fund managed by the same manager, managing member, general partner or management company or by an entity controlling, controlled by or under common control with such manager, managing member, general partner or management company or (y) if the Shareholder is an individual, to any immediate family members, a trust established for the benefit of the Shareholder and/or for the benefit of one or more members of the Shareholder’s immediate family or charitable organizations, including a donor-advised fund, for estate planning purposes or upon the death of the Shareholder; provided that, as a condition to any such Transfer pursuant to the foregoing clauses (i) and (ii), the recipient agrees to be bound by this Agreement by executing and delivering to Parent a joinder to this Agreement, in a form reasonably acceptable to Parent as soon as practicable after such Transfer, or (iii) with Parent’s prior written consent (such exceptions set forth in clauses (i) through (iii), collectively, “Permitted Transfers”). Any Transfer (other than a Permitted Transfer), or purported Transfer (other than a Permitted Transfer), of any of the Subject Shares in breach or violation of this Agreement shall be void and of no force or effect.

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(c) For the purposes of this Agreement, a Person shall be deemed to have effected a “Transfer” of a Subject Share if such Person, directly or indirectly, (i) sells, pledges, encumbers, hypothecates, assigns, grants an option with respect to (or otherwise enters into a hedging arrangement with respect to), transfers, tenders or disposes (by merger or other business combination, by testamentary disposition, by the creation of any Lien (other than as contained herein), by operation of law, by dividend or distribution or otherwise) of such Subject Share or any interest in or beneficial ownership of such Subject Share, (ii) deposits any Subject Shares into a voting trust or enters into a voting agreement or arrangement or grant any proxy or power of attorney with respect thereto that is inconsistent with this Agreement, or (iii) offers, consents, agrees or commits (whether or not in writing) to take any of the actions referred to in the foregoing clause (i) or (ii).

(d) The Shareholder shall use commercially reasonable efforts to take, or cause to be taken, all reasonable actions, and to do, or cause to be done, all things reasonably necessary to fulfill the Shareholder’s obligations under this Agreement, including attending, if applicable, any meeting of the shareholders of the Corporation or any adjournment or postponement thereof (or executing valid and effective proxies to any other attending participant of such meeting in lieu of attending such meeting or any adjournment or postponement thereof).

(e) Subject to Section 7 below, the Shareholder shall not, and shall cause its Subsidiaries and its and their respective Representatives not to, directly or indirectly, take any action or omit to take any action that the Corporation is not permitted to take or omit to take pursuant to clauses (a) through (d) of Section 5.1 of the Arrangement Agreement, or approve, authorize, agree or publicly announce any intention to do any of the foregoing. Nothing in this Section 4(e) shall prohibit the Shareholder or its Representatives from informing any Person of the existence of the provisions contained in this Section 4(e). The Shareholder acknowledges that any violation of the restrictions set forth in this Section 4(e) by its Representatives acting on behalf of the Shareholder shall be deemed to be a breach by the Shareholder.

Section 5 Representations and Warranties of the Shareholder. The Shareholder hereby represents and warrants to Parent as follows:

(a) The Shareholder is a natural person or a legal entity duly organized or incorporated and validly existing and in good standing under the laws of its jurisdiction of organization or incorporation. The Shareholder has the full power and authority to execute and deliver this Agreement and to perform the Shareholder’s obligations hereunder and no other proceedings or actions on the part of the Shareholder are necessary to authorize the execution, delivery or performance of this Agreement or the consummation of the transactions contemplated hereby.

(b) This Agreement has been duly executed and delivered by or on behalf of the Shareholder and constitutes a valid and binding agreement with respect to the Shareholder, enforceable against the Shareholder in accordance with its terms, subject to the qualification that such enforceability may be limited by bankruptcy, insolvency, reorganization or other Laws of general application relating to or affecting rights of creditors and that equitable remedies, including specific performance (the “Bankruptcy and Equity Exception”). If the Shareholder is married, and any of the Subject Shares may constitute community property or spousal approval is otherwise necessary for this Agreement to be valid and binding, this Agreement has been duly executed and delivered by, and constitutes the valid and binding obligation of, the Shareholder’s spouse, enforceable against the Shareholder’s spouse in accordance with its terms, subject to the Bankruptcy and Equity Exception.

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(c) The Shareholder is the record, legal or beneficial owner of the number of the Subject Shares and the other rights to acquire (whether currently, upon lapse of time, following the satisfaction of any condition, upon the occurrence of any event or any combination of the foregoing) beneficial ownership (as defined in Rule 13d-3 under the Exchange Act) of the number of Corporation Shares, in each case indicated opposite the Shareholder’s name on Schedule 1, which constitute all of the securities of the Corporation owned of record or beneficially by the Shareholder or its affiliates on the date hereof. The Subject Shares are now, and at all times during the Support Period will be, held by the Shareholder (or a nominee or custodian for its benefit or a transferee pursuant to a Permitted Transfer), free and clear of any Liens (other than as contained herein and any transfer restrictions imposed by Laws). The Shareholder has sole, and otherwise unrestricted, voting power with respect to such Subject Shares, and none of the Subject Shares are subject to any voting trust or other agreement, arrangement, or restriction with respect to the voting of the Subject Shares, except as contemplated by this Agreement.

(d) The execution and delivery of this Agreement by the Shareholder does not, and the performance by the Shareholder of its obligations hereunder and the compliance by the Shareholder with any provisions hereof will not, violate or conflict with, result in a material breach of or constitute a default (or an event that with notice or lapse of time or both would become a material default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of any Lien (other than as contained herein) on any of the Subject Shares pursuant to, any agreement, instrument, note, bond, mortgage, contract, lease, license, permit or other obligation or any order, arbitration award, judgment or decree to which the Shareholder is a party or by which the Shareholder is bound, or, to the Shareholder’s knowledge, any law, statute, rule or regulation to which the Shareholder is subject or any bylaw or other organizational document of the Shareholder.

(e) The execution and delivery of this Agreement by the Shareholder does not, and the performance of this Agreement by the Shareholder does not and will not, require any consent, approval, authorization or permit of, or filing with or notification to, any governmental or regulatory authority by the Shareholder except for applicable requirements, if any, of the Exchange Act or Canadian Securities Laws.

(f) There is no Action pending or, to the knowledge of the Shareholder, threatened against the Shareholder before or by any Governmental Entity that would reasonably be expected to impair or delay the ability of the Shareholder to perform its obligations under this Agreement.

(g) No broker, investment banker, financial advisor, finder, agent or other Person is entitled to any broker’s, finder’s, financial adviser’s or other similar fee or commission from the Corporation other than as disclosed in the Arrangement Agreement in connection with this Agreement based upon arrangements made by or on behalf of the Shareholder in his, her or its capacity as a shareholder of the Corporation.

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(h) The Shareholder understands and acknowledges that Parent is entering into the Arrangement Agreement in reliance upon the Shareholder’s execution and delivery of this Agreement.

Section 6 Appraisal and Dissenters’ Rights. The Shareholder agrees that the Shareholder will not, in the Shareholder’s capacity as a shareholder of the Corporation, bring, commence, institute, maintain, prosecute or voluntarily aid any action which challenges the validity of or seeks to enjoin the operation of any provision of this Agreement or the Arrangement Agreement. The Shareholder hereby irrevocably waives to the fullest extent permitted by Law any and all rights to dissent or exercise appraisal rights with respect to any resolution relating to the approval of the transactions contemplated by the Arrangement Agreement, including the Dissent Rights, and to the extent such rights cannot be waived in advance, the Shareholder agrees that the Shareholder will not exercise any rights of dissent or appraisal in respect of any resolution approving the transactions contemplated by the Arrangement Agreement or any aspect thereof or matter related thereto and will not exercise any other securityholder rights or remedies available at common law or pursuant to the Canada Business Corporations Act or applicable securities Law against the Corporation, Purchaser, or any of their respective affiliates that may reasonably be expected to delay or impede the completion of the transactions contemplated by the Arrangement Agreement.

Section 7 No Limitation on Discretion as Director or Fiduciary. Notwithstanding anything herein to the contrary, the covenants and agreements set forth herein shall not prevent the Shareholder or any representative of the Shareholder, (a) if the Shareholder or such representative is serving on the Board or is a director or officer of the Corporation, from exercising his or her duties and obligations (including fiduciary duties) as a director or officer of the Corporation or otherwise taking any action, while acting in such capacity as a director or officer of the Corporation, or (b) if the Shareholder or such representative is serving as a trustee or fiduciary of any ERISA plan or trust, from exercising his or her duties and obligations (including fiduciary duties) as a trustee or fiduciary of such ERISA plan or trust. The Shareholder is executing this Agreement solely in its capacity as a shareholder of the Corporation.

Section 8 Specific Enforcement. The parties agree that irreparable harm would occur for which money damages would not be an adequate remedy at law in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled (without proof of actual damages or otherwise or posting or securing any bond or other security), in addition to any other remedy to which they are entitled to under law or equity, to specific performance of the terms of this Agreement and an injunction or injunctions and other equitable relief to prevent breaches or threatened breaches of this Agreement, and to specifically enforce compliance with the terms of this Agreement. The Shareholder, on the one hand, and the Parent, on the other hand, hereby each agree not to raise any objections to the availability of the equitable remedy of specific performance to prevent or restrain breaches or threatened breaches of this Agreement by the other party. Any party’s pursuit of any injunction or specific performance at any time shall not be deemed an election of remedies or waiver of the right to pursue any other right or remedy to which such party may be entitled, including the right to pursue remedies for liabilities or damages incurred or suffered by a party in the case of a breach of this Agreement involving fraud or Wilful breach.

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Section 9 Further Assurances. The Shareholder shall, from time to time and without additional consideration, execute and deliver, or cause to be executed and delivered such additional or further consents, documents and other instruments as Parent or Purchaser may reasonably request for the purpose of effectively carrying out the transactions contemplated by this Agreement.

Section 10 Notice. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly delivered and received hereunder if they are, in accordance with the methods set forth in Section 8.3 of the Arrangement Agreement: (a) delivered to Parent at the address set forth in Section 8.3 of the Arrangement Agreement or (b) delivered to the Shareholder at its address set forth on the Shareholder’s signature page to this Agreement (or, in each case, to such other recipient or address as designated in a written notice to the Shareholder or Parent, as applicable, in accordance with this Section 10).

Section 11 No Survival of Representations, Warranties and Agreements. All representations, warranties, covenants and agreements in this Agreement, and all rights and remedies with respect thereto, shall not survive the Expiration Date.

Section 12 Termination. This Agreement shall automatically terminate and become void and of no further effort or effect on the Expiration Date; provided, that (i) this Section 12 and the applicable definitional and interpretive provisions of Section 14, Section 17, Section 19, Section 20, Section 22 and Section 23 shall survive such termination and (ii) no such termination shall relieve or release the Shareholder from any obligations or liabilities arising out of its breach of this Agreement prior to its termination.

Section 13 Disclosure. The Shareholder shall permit the Corporation, Parent and Purchaser to file a copy of this Agreement with applicable Securities Authorities and to disclose in all documents and schedules filed with a Securities Authority that the Corporation or Parent, as applicable, determines to be necessary in connection with the Arrangement and any transaction contemplated by the Arrangement Agreement, the Shareholder’s identity and ownership of the Subject Shares and the nature of the Shareholder’s commitments, arrangements and understandings under this Agreement. None of the information relating to the Shareholder provided by or on behalf of the Shareholder in writing for inclusion in such documents and schedules filed with the relevant Securities Authority will, at the respective times that such documents and schedules are filed with the relevant Securities Authority or are first mailed, contain any untrue statement of material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The Shareholder shall promptly notify Parent if it becomes aware of any required corrections with respect to any information provided by or on behalf of the Shareholder for inclusion in any such disclosure document if and to the extent that the Shareholder becomes aware that any such information shall have become untrue or misleading in any material respect. The Shareholder shall not make any press release, public announcement or other communication with respect to this Agreement and the Arrangement Agreement and the transactions contemplated hereby and thereby, without the prior written consent of the Corporation and Parent, except (a) as required by applicable Securities Laws (including the filing of a Schedule 13D with the SEC which may include this Agreement as an exhibit thereto), (b) as permitted under the Arrangement Agreement, provided that the Shareholder is serving on the Board or is a director or officer of the Corporation and such disclosure is necessary for exercising his or her duties and obligations as a director or officer of the Corporation and (c) only to the extent the Shareholder is serving on the Board or is a director or officer of the Corporation, for any such communication that is materially consistent with previous public announcements by the Corporation or Parent, provided that in the case of (a) and (c) above the Parent shall have a reasonable opportunity to review and comment on such communication.

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Section 14 Severability. In the event that any term or other provision of this Agreement, or the application thereof, is invalid, illegal or incapable of being enforced by any rule of Law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be effected as originally contemplated to the fullest extent possible.

Section 15 Assignment. No party may assign (by operation of law or otherwise) either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the other party, except that Parent may assign, in its sole discretion, any and all of its rights, interests and obligations under this Agreement to any affiliate of Parent, but no such assignment shall relieve the assigning party of its obligations under this Agreement. Subject to the preceding sentence, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns. Any purported assignment in violation of this Agreement shall be void ab initio.

Section 16 No Waivers. No waivers of any breach of this Agreement extended by Parent to the Shareholder shall be construed as a waiver of any rights or remedies of Parent with respect to any other shareholder of the Corporation who has executed an agreement substantially in the form of this Agreement with respect to the Corporation Shares held or subsequently held by such other shareholder or with respect to any subsequent breach of the Shareholder or any other shareholder of the Corporation. No waiver of any provisions hereof by either party hereto shall be deemed a waiver of any other provisions hereof by any such party, nor shall any such waiver be deemed a continuing waiver of any provision hereof by such party.

Section 17 Governing Law and Venue. This Agreement shall be governed, including as to validity, interpretation and effect, by the Laws of the Province of Ontario and the Laws of Canada applicable therein. Each Party irrevocably attorns and submits to the exclusive jurisdiction of the Ontario courts situated in the City of Toronto and waives objection to the venue of any proceeding in such court or that such court provides an inconvenient forum.

Section 18 No Agreement Until Executed. Irrespective of negotiations among the parties hereto or the exchanging of drafts of this Agreement, this Agreement shall not constitute or be deemed to evidence a contract, agreement, arrangement or understanding between the parties hereto unless and until (a) the Board has approved, for purposes of any applicable anti-takeover laws and regulations, and any applicable provision of the Articles of Incorporation of the Corporation, the transactions contemplated by the Arrangement Agreement, (b) the Arrangement Agreement is executed by all parties thereto, and (c) this Agreement is executed by all parties hereto.

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Section 19 Certain Events. Notwithstanding anything in this Agreement to the contrary, if, at any time occurring on or after the date hereof and prior to the Effective Time, any change in the outstanding equity interests of the Corporation shall occur as a result of any reorganization, reclassification, recapitalization, share subdivision or consolidation, exchange or readjustment of shares, or any share dividend or share distribution (including any dividend or other distribution of securities convertible into Corporation Shares) with a record date during such period, the type and number of the Subject Shares subject to this Agreement shall be adjusted appropriately, and this Agreement and the obligations hereunder shall automatically attach to any New Shares or other securities issued to or acquired by the Shareholder.

Section 20 Entire Agreement; Amendment. This Agreement (including Schedule 1 hereto) and the documents and instruments and other agreements among the parties hereto as contemplated by or referred to herein, constitute the entire agreement among the parties hereto with respect to the subject matter hereof and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof.

Section 21 Counterparts; Effectiveness; PDF Signature. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party, it being understood that all parties need not sign the same counterpart. Delivery of an executed counterpart of a signature page to this Agreement by facsimile or other electronic transmission, including by e-mail attachment and DocuSign, shall be effective as delivery of a manually executed counterpart of this Agreement.

Section 22 Expenses. Except as otherwise expressly provided in this Agreement, all fees and expenses incurred in connection with this Agreement and the transactions shall be paid by the party or parties, as applicable, incurring such expenses whether or not the transactions contemplated hereby are consummated.

Section 23 Construction.

(a) Unless otherwise indicated, all references herein to Sections or Schedules, shall be deemed to refer to Sections or Schedules of or to this Agreement, as applicable, and all references herein to “paragraphs” or “clauses” shall be deemed references to separate paragraphs or clauses of the section or subsection in which the reference occurs. The words “hereof,” “herein,” “hereby,” “herewith” and words of similar import shall, unless otherwise stated, be construed to refer to this Agreement as a whole and not to any particular provision of this Agreement.

(b) Unless otherwise indicated, the words “include,” “includes” and “including,” when used herein, shall not be limiting and shall be deemed in each case to be followed by the words “without limitation.”

(c) The words “or” or “either”, when used herein, shall not be exclusive.

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(d) Unless otherwise indicated, all references herein to the subsidiaries of a Person shall be deemed to include all direct and indirect subsidiaries of such Person unless otherwise indicated or the context otherwise requires.

(e) If a term is defined as one part of speech (such as a noun), it shall have a corresponding meaning when used as another part of speech (such as a verb).

(f) Whenever the context may require, any pronouns used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural, and vice versa.

(g) When used herein, the word “extent” and the phrase “to the extent” shall mean the degree to which a subject or other thing extends, and such word or phrase shall not simply mean “if.”

(h) The headings set forth in this Agreement are for convenience of reference purposes only and shall not affect or be deemed to affect in any way the meaning or interpretation of this Agreement or any term or provision hereof.

(i) References to “$” and “dollars” are to the currency of the United States of America.

(j) “Writing,” “written” and comparable terms refer to printing, typing and other means of reproducing words (including electronic media) in a visible form.

(k) Except as otherwise specified, (i) references to any statute or law shall be deemed to refer to such statute or law as amended from time to time and to any rules or regulations promulgated thereunder, (ii) references to any Person include the successors and permitted assigns of that Person, and (iii) references from or through any date mean from and including or through and including, respectively.

(l) Whenever this Agreement refers to a number of days, such number shall refer to calendar days unless Business Days are specified. Whenever any action must be taken hereunder on or by a day that is not a Business Day, then such action may be validly taken on or by the next day that is a Business Day. Unless otherwise specified in this Agreement, when calculating the period of time within which, or following which, any action is to be taken pursuant to this Agreement, the date that is the reference day in calculating such period shall be excluded.

(m) Where used with respect to information, the phrases “delivered” to a party hereto means that the information referred to has been physically or electronically delivered to the relevant parties or their respective Representatives.

(n) The parties hereto agree that they have been represented by counsel during the negotiation and execution of this Agreement and, therefore, waive the application of any law, holding or rule of construction providing that ambiguities in an agreement or other document shall be construed against the party drafting such agreement or document.

[Signature Pages Follow]

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IN WITNESS WHEREOF, each party hereto has duly executed and delivered this Agreement, all as of the date first above written.

[SHAREHOLDER]

By:
Name:
Title:

E-mail:

Address:

[Signature Page to the Voting and Support Agreement]

IN WITNESS WHEREOF, each party hereto has duly executed and delivered this Agreement, all as of the date first above written.

ASTRAZENECA AB

By:
Name:
Title:

[Signature Page to the Voting and Support Agreement]

Schedule 1

Shareholder (Name): [•]

Shares	Options	RSUs
	–	–

Exhibit 99.2

Fusion Pharmaceuticals to be Acquired by AstraZeneca,

Accelerating Development of Next-Generation

Radioconjugates to Treat Cancer

Transaction includes actinium-based clinical-stage radioconjugate targeting PSMA for prostate cancer, pipeline of radioconjugates and state-of-the-art R&D and manufacturing facilities

Fusion shareholders to receive $21.00 per share in cash at closing plus a non-transferrable contingent value right (CVR) of $3.00 per share, representing a total transaction value of approximately $2.4 billion including the CVR

HAMILTON, ON and BOSTON, MA, March 19, 2024 /PRNewswire/ — Fusion Pharmaceuticals Inc. (Nasdaq: FUSN), a clinical-stage oncology company focused on developing next-generation radioconjugates (RCs) as precision medicines, today announced the Company has entered into a definitive agreement to be acquired by AstraZeneca. The acquisition marks a major step forward in AstraZeneca delivering on its ambition to transform cancer treatment and outcomes for patients by replacing traditional regimens like chemotherapy and radiotherapy with more targeted treatments.

RCs have emerged as a promising modality in cancer treatment over recent years. These medicines deliver a radioactive isotope directly to cancer cells through precise targeting using molecules such as antibodies, peptides or small molecules. This approach has many potential advantages compared to traditional radiotherapy, including minimizing damage to healthy cells and enabling access to tumors not reachable through external beam radiation.

This acquisition complements AstraZeneca’s leading oncology portfolio with the addition of the Fusion pipeline of RCs, including the Company’s most advanced program, FPI-2265, a potential new treatment for patients with metastatic castration-resistant prostate cancer (mCRPC). FPI-2265 targets prostate-specific membrane antigen (PSMA), a protein that is highly expressed in mCRPC, and is currently in a Phase 2 trial.

The acquisition brings new expertise and pioneering R&D, manufacturing and supply chain capabilities in actinium-based RCs to AstraZeneca. It also strengthens their presence in and commitment to Canada.

Fusion Chief Executive Officer John Valliant, Ph.D., said: “This acquisition combines Fusion’s expertise and capabilities in radioconjugates, including our industry-leading radiopharmaceutical R&D, pipeline, manufacturing and actinium-225 supply chain, with AstraZeneca’s leadership in small molecules and biologics engineering to develop novel radioconjugates. Expanding on our existing collaboration with AstraZeneca where we have advanced FPI-2068, an EGFR-cMET targeted radioconjugate into Phase I clinical trials, gives us a unique opportunity to accelerate the development of next-generation radioconjugates with the aim of transforming patient outcomes.”

Susan Galbraith, Executive Vice President, Oncology R&D, AstraZeneca, said: “Between thirty and fifty percent of patients with cancer today receive radiotherapy at some point during treatment, and the acquisition of Fusion furthers our ambition to transform this aspect of care with next-generation radioconjugates. Together with Fusion, we have an opportunity to accelerate the development of FPI-2265 as a potential new treatment for prostate cancer, and to harness their innovative actinium-based platform to develop radioconjugates as foundational regimens.”

Fusion President and Chief Business Officer Mohit Rawat, said: “Fusion has differentiated itself in the growing radioconjugate space by assembling an industry-leading team with deep expertise and infrastructure to support bringing these much-needed therapies to cancer patients. Together we look forward to building upon our work to impact the landscape of cancer therapy. Deepening our collaboration with AstraZeneca presents an exciting opportunity for the Fusion team.”

Fusion will become a wholly owned subsidiary of AstraZeneca, with operations continuing in Canada and the US.

Financial Considerations

Under the terms of the definitive agreement, AstraZeneca, through a subsidiary, will acquire all of Fusion’s outstanding shares pursuant to a plan of arrangement for a price of $21.00 per share in cash at closing plus a non-transferable contingent value right (CVR) of $3.00 per share in cash payable upon the achievement of a specified regulatory milestone.

The upfront cash portion of the consideration represents a transaction value of approximately $2 billion, a 97% premium to Fusion’s closing market price of $10.64 on March 18, 2024, and an 85% premium to the 30-day volume-weighted average price (VWAP) of $11.37 before this announcement. Combined, the upfront and maximum potential contingent value payments represent, if achieved, a transaction value of approximately $2.4 billion, a 126% premium to Fusion’s closing market price on March 18, 2024, and a 111% premium to the 30-day VWAP. As part of the transaction, AstraZeneca will acquire the cash, cash equivalents and short-term investments on Fusion’s balance sheet, which totaled $234 million as of December 31, 2023.

The proposed acquisition of Fusion is to be completed by way of a statutory plan of arrangement under the Canada Business Corporations Act and subject to customary closing conditions, including approval of (i) 66 2⁄3% of the votes cast by Fusion shareholders and (ii) a simple majority of the votes cast by Fusion shareholders (excluding certain persons required to be excluded in accordance with Multilateral Instrument 61-101 of the Canadian Securities Administrators), in each case, at a special meeting of Fusion shareholders. The transaction is expected to close in the second quarter of 2024, subject to customary closing conditions, including the approval of Fusion shareholders and regulatory clearances, as noted above.

Centerview Partners LLC is serving as exclusive financial advisor to Fusion and Goodwin Procter LLP is serving as legal counsel, with Osler, Hoskin & Harcourt LLP serving as Canadian legal counsel.

Radioconjugates in oncology

RCs combine the precise targeting of antibodies, small molecules or peptides with potent medical radioisotopes to deliver radiation directly to cancer cells. By seeking out cancer cells, RCs provide a more precise mechanism of cancer cell killing compared with traditional radiation therapy, with the goal of improving efficacy while minimizing toxicity on healthy cells. RCs are administered via systemic delivery, which enables their use in tumor types not accessible to external beam radiation and the targeting of cancer cells that have spread from the main tumor to other sites in the body.

About FPI-2265

FPI-2265 is an actinium-225 based PSMA targeting RC, for mCRPC, currently in a Phase II trial. Actinium-225 emits alpha particles and holds the promise of being a next-generation radioisotope in cancer treatment. By delivering a greater radiation dose over a shorter distance, alpha particles such as actinium-225 have the potential for more potent cancer cell killing, and targeted delivery, thereby minimizing damage to surrounding healthy tissue.

About Fusion

Fusion Pharmaceuticals is a clinical-stage oncology company focused on developing next-generation RCs. Fusion connects alpha particle emitting isotopes to various targeting molecules in order to selectively deliver the alpha emitting payloads to tumors. Fusion’s clinical-stage development portfolio includes lead program, FPI-2265, targeting PSMA for mCRPC and novel RCs targeting solid tumors.

Cautionary Note Regarding Forward-Looking Statements

To the extent any statements made in this communication contain information that is not historical, these statements are forward-looking statements within the meaning of Section 27A of the U.S. Securities Act of 1933, as amended, and Section 21E of the U.S. Securities Exchange Act of 1934, as amended, and forward-looking information under Canadian securities law (collectively, “forward-looking statements”). Certain statements in this communication may constitute forward- looking statements, which reflect the expectations of Fusion’s management regarding the business prospects and opportunities of Fusion and the proposed transaction. The use of words such as “may,” “will,” “could,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “projects,” “seeks,” “endeavor,” “potential,” “continue” or the negative of such words or other similar expressions can be used to identify forward-looking statements. More particularly and without limitation, this communication contains forward-looking statements and information regarding whether the proposed transaction will be completed, whether the CVR Agreement will be entered into, the anticipated benefits of the proposed transaction for Fusion and its Shareholders, whether approval will be received under the U.S. Hart-Scott-Rodino Antitrust Improvements Act of 1976 and the Competition Act (Canada), each as amended, and whether the milestone under the CVR Agreement will be achieved.

Fusion’s actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors including but not limited to risks related to the satisfaction or waiver of the conditions to closing the proposed transaction (including the failure to obtain necessary regulatory, court and Fusion’s shareholder approvals) in the anticipated timeframe or at all, including the possibility that the proposed transaction does not close; the response of business partners and competitors to the announcement of the proposed transaction, and/or potential difficulties in employee retention as a result of the announcement and pendency of the proposed transaction; significant transaction costs; the failure to realize the expected benefits of the proposed transaction; risks associated with the disruption of management’s attention from ongoing business operations due to the proposed transaction; and unknown liabilities and the risk of litigation and/or regulatory actions related to the proposed transaction. Please also refer to the factors discussed under “Risk Factors” and “Special Note Regarding Forward-looking Information” in Fusion’s Annual Report on Form 10-K for the year ended December 31, 2022, with the U.S. Securities Exchange Commission (“SEC”), each as updated by Fusion’s continuous disclosure filings, which are available at www.sec.gov and at www.sedarplus.com.

Forward-looking statements involve significant risks and uncertainties, should not be read as guarantees of future performance or results, and will not necessarily be accurate indications of whether or not or the times at or by which such performance or results will be achieved. All forward-looking statements herein are qualified in their entirety by its cautionary statement and are made as of the date of this document. Fusion disclaims any obligation to revise or update any such forward-looking statements or to publicly announce the result of any revisions to any of the forward-looking statements contained herein to reflect future results, events or developments, except as required by law.

Additional Information about the Proposed Transaction and Where to Find It

This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote, consent or approval in any jurisdiction, nor shall there by any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. This communication has been prepared in respect of the transaction involving Fusion, AstraZeneca and Purchaser (as defined in the Arrangement Agreement) pursuant to the terms of the Arrangement Agreement, and may be deemed to be soliciting material relating to the transaction. In connection with the transaction, Fusion will file a management information circular and proxy statement on Schedule 14A relating to a special meeting of the shareholders with the SEC and Canadian Securities Administrators (“CSA”). Additionally, Fusion will file other relevant materials in connection with the transaction with the SEC and the CSA. Shareholders of Fusion are urged to read the management information circular and proxy statement and/or consent solicitation documents regarding the transaction and any other relevant materials carefully in their entirety when they become available before making any voting or investment decision with respect to the transaction because they will contain important information about the transaction and the parties to the Arrangement Agreement. The definitive management information circular and proxy statement will be mailed to holders of Fusion’s shares. Shareholders will be able to obtain a copy of the management information circular and proxy statement, as well as other filings containing information about the transaction and the parties to the Arrangement Agreement made by Fusion with the SEC and CSA free of charge on EDGAR at www.sec.gov, on SEDAR+ at www.sedarplus.com, or on Fusion’s website at www.fusionpharma.com. Information contained on, or that may be accessed through, the websites referenced in this communication is not incorporated into and does not constitute a part of this document. We have included these website addresses only as inactive textual references and do not intend them to be active links.

Participants in the Solicitation

Fusion and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Fusion in respect of the transaction. Information about Fusion’s directors and executive officers is set forth in the proxy statement and management information circular for Fusion’s Annual General Meeting of Shareholders, which was filed with the SEC and CSA on April 27, 2023. Investors may obtain additional information regarding the interest of such participants by reading the management information circular and proxy statement regarding the proposed transaction when it becomes available.

Contact:

Amanda Cray

Senior Director of Investor Relations & Corporate Communications

(617) 967-0207

cray@fusionpharma.com

Exhibit 99.3

Dear Fusionites:

Today is an important day in Fusion’s trajectory. A few minutes ago, we announced that our company has entered into a definitive agreement with AstraZeneca, pursuant to which, AstraZeneca will acquire all of our company’s outstanding shares for a price of $21.00 per share in cash, plus a non-transferrable contingent value right (CVR) for $3.00 per share in cash payable upon achievement of a specified regulatory milestone, representing a total transaction value of up to $2.4 billion including the CVR. Fusion will become a wholly owned subsidiary of AstraZeneca, with operations continuing in Canada and the US.

The proposed transaction is reflective of Fusion’s innovative science and deep expertise in radioconjugates, and the work each of you has contributed to build value through industry-leading radiopharmaceutical research and development, a diverse clinical pipeline and manufacturing and actinium-225 supply chain capabilities. A copy of the press release announcing the transaction can be found on the Fusion website.

Building on our existing collaboration with AstraZeneca, the acquisition is an opportunity for even closer collaboration, and to benefit from the resources and capabilities available as part of a larger organization. This will allow us to elevate our respective R&D efforts in this field to accelerate the delivery of next-generation radioconjugates as potential new treatments for people living with cancer.

As you know, AstraZeneca is a global, science-led, patient-focused biopharmaceutical company. We look forward to working together to accelerate the development of FPI-2265 as a potential new treatment for prostate cancer, as well as our other clinical programs, and continuing to use our platform to develop radioconjugates as foundational regimens.

In terms of next steps, we expect the transaction to close in the second quarter of 2024, subject to satisfaction of customary conditions, including the approval of shareholders, and regulatory clearances. In the interim, while we will work with AstraZeneca on certain high-level transition planning matters, Fusion will continue to operate independently, and we will continue to stay focused on our daily responsibilities and business as usual. As such, today’s announcement will not impact our day-to-day activities. It’s imperative that we all remain focused on our commitments in all areas of our business. The patients we seek to treat depend on it.

Until closing, we will operate on a business as usual basis. Legally, both companies must continue to act as two separate organizations until the deal clears all regulatory reviews and approvals and is officially closed. The companies will be establishing integration planning teams but cannot exchange competitive or sensitive information outside those teams, and the companies cannot integrate research and development efforts, or share external messages that identify the organizations as already merged. As we near the approval or close of this acquisition, we will provide you with additional guidance and answers to your questions.

As you can imagine, this announcement is likely to generate increased amounts of inquiries regarding our company and the proposed transaction. Since it is important that we speak with one voice, please forward all investor or media calls related to this transaction to Amanda Cray, cray@fusionpharma.com.

I am deeply grateful for the commitment each of you has made to building Fusion into a leading radiopharmaceutical company, and I look forward to what comes next. Please join us for an employee meeting at 9:00am ET to discuss the news.

With thanks,

John Valliant

Cautionary Note Regarding Forward-Looking Statements

To the extent any statements made in this communication contain information that is not historical, these statements are forward-looking statements within the meaning of Section 27A of the U.S. Securities Act of 1933, as amended, and Section 21E of the U.S. Securities Exchange Act of 1934, as amended, and forward-looking information under Canadian securities law (collectively, “forward-looking statements”). Certain statements in this communication may constitute forward-looking statements, which reflect the expectations of Fusion’s management regarding the business prospects and opportunities of Fusion and the proposed transaction. The use of words such as “may,” “will,” “could,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “projects,” “seeks,” “endeavor,” “potential,” “continue” or the negative of such words or other similar expressions can be used to identify forward-looking statements. More particularly and without limitation, this communication contains forward-looking statements and information regarding whether the proposed transaction will be completed, whether the CVR Agreement will be entered into, the anticipated benefits of the proposed transaction for Fusion and its Shareholders, whether approval will be received under the U.S. Hart-Scott-Rodino Antitrust Improvements Act of 1976 and the Competition Act (Canada), each as amended, and whether the milestone under the CVR Agreement will be achieved.

Fusion’s actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors including but not limited to risks related to the satisfaction or waiver of the conditions to closing the proposed transaction (including the failure to obtain necessary regulatory, court and Fusion’s shareholder approvals) in the anticipated timeframe or at all, including the possibility that the proposed transaction does not close; the response of business partners and competitors to the announcement of the proposed transaction, and/or potential difficulties in employee retention as a result of the announcement and pendency of the proposed transaction; significant transaction costs; the failure to realize the expected benefits of the proposed transaction; risks associated with the disruption of management’s attention from ongoing business operations due to the proposed transaction; and unknown liabilities and the risk of litigation and/or regulatory actions related to the proposed transaction. Please also refer to the factors discussed under “Risk Factors” and “Special Note Regarding Forward-looking Information” in Fusion’s Annual Report on Form 10-K for the year ended December 31, 2022, with the U.S. Securities Exchange Commission (“SEC”), each as updated by Fusion’s continuous disclosure filings, which are available at www.sec.gov and at www.sedarplus.com.

Forward-looking statements involve significant risks and uncertainties, should not be read as guarantees of future performance or results, and will not necessarily be accurate indications of whether or not or the times at or by which such performance or results will be achieved. All forward-looking statements herein are qualified in their entirety by its cautionary statement and are made as of the date of this document. Fusion disclaims any obligation to revise or update any such forward-looking statements or to publicly announce the result of any revisions to any of the forward-looking statements contained herein to reflect future results, events or developments, except as required by law.

Additional Information about the Proposed Transaction and Where to Find It

This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote, consent or approval in any jurisdiction, nor shall there by any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. This communication has been prepared in respect of the transaction involving Fusion, AstraZeneca and Purchaser (as defined in the Arrangement Agreement) pursuant to the terms of the Arrangement Agreement, and may be deemed to be soliciting material relating to the transaction. In connection with the transaction, Fusion will file a management information circular and proxy statement on Schedule 14A relating to a special meeting of the shareholders with the SEC and Canadian Securities Administrators (“CSA”). Additionally, Fusion will file other relevant materials in connection with the transaction with the SEC and the CSA. Shareholders of Fusion are urged to read the management information circular and proxy statement and/or consent solicitation documents regarding the transaction and any other relevant materials carefully in their entirety when they become available before making any voting or investment decision with respect to the transaction because they will contain important information about the transaction and the parties to the Arrangement Agreement. The definitive management information circular and proxy statement will be mailed to holders of Fusion’s shares. Shareholders will be able to obtain a copy of the management information circular and proxy statement, as well as other filings containing information about the transaction and the parties to the Arrangement Agreement made by Fusion with the SEC and CSA free of charge on EDGAR at www.sec.gov, on SEDAR+ at www.sedarplus.com, or on Fusion’s website at www.fusionpharma.com. Information contained on, or that may be accessed through, the websites referenced in this communication is not incorporated into and does not constitute a part of this document. We have included these website addresses only as inactive textual references and do not intend them to be active links.

Participants in the Solicitation

Fusion and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Fusion in respect of the transaction. Information about Fusion’s directors and executive officers is set forth in the proxy statement and management information circular for Fusion’s Annual General Meeting of Shareholders, which was filed with the SEC and CSA on April 27, 2023. Investors may obtain additional information regarding the interest of such participants by reading the management information circular and proxy statement regarding the proposed transaction when it becomes available.